UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Item 1.  Reports to Stockholders.

PACE Select

Annual Report

PACE® Select Advisors Trust

Annual Report

July 31, 2012

PACE® Select Advisors Trust

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments

PACE® Money Market Investments	5

PACE® Government Securities Fixed Income Investments	11

PACE® Intermediate Fixed Income Investments	25

PACE® Strategic Fixed Income Investments	41

PACE® Municipal Fixed Income Investments	61

PACE® International Fixed Income Investments	73

PACE® High Yield Investments	85

PACE® Large Co Value Equity Investments	101

PACE® Large Co Growth Equity Investments	110

PACE® Small/Medium Co Value Equity Investments	121

PACE® Small/Medium Co Growth Equity Investments	133

PACE® International Equity Investments	144

PACE® International Emerging Markets Equity Investments	159

PACE® Global Real Estate Securities Investments	172

PACE® Alternative Strategies Investments	181

Understanding your Portfolio's expenses	219

Statement of assets and liabilities	226

Statement of operations	234

Statement of changes in net assets	238

Financial highlights	244

Notes to financial statements	274

Report of independent registered public accounting firm	319

Tax information	320

General information	321

Board approvals of sub-advisory agreements	322

Supplemental information, trustees and officers	335

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

September 14, 2012

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2012. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Global economic growth moderates

The pace of the US economy's growth decelerated during the reporting period. Looking back, the Commerce Department reported a 2.5% gross domestic product ("GDP") growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.7%1 in the first and second quarters, respectively, of 2012.

On several occasions, the Federal Reserve Board (the "Fed") acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In an attempt to stimulate the economy and keep longer term interest rates low, the Fed also announced its plan to purchase $400 billion of longer term Treasury securities and sell an equal amount of shorter term Treasury securities by June 2012 (dubbed "Operation Twist"). At its June meeting, the Fed extended Operation Twist until the end of 2012. The Fed also confirmed at its meeting on September 13, 2012, that it would implement a third round of quantitative easing, which would entail purchasing agency mortgage-backed securities at a pace of $40 billion per month.

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe. Several countries, including the UK, Italy and Spain, fell back into a recession as they experienced two consecutive quarters of negative GDP growth. Conversely, developing countries continued to post growth rates that surpassed developed countries. However, in many cases, the pace of growth was less robust than what it was in prior quarters.

Global equities produce mixed results

The global equity markets experienced periods of heightened volatility during the period under review. Early in the reporting period, the US equity market fell sharply due to concerns of a double-dip recession and the ongoing European sovereign debt crisis. The US equity market then rallied over much of the next six months, given generally solid corporate profits and signs that the US economy was gaining some momentum. However, after being largely flat in April, the US market declined in May as an escalation of the European sovereign debt crisis and indications that the US economy was experiencing a soft patch triggered a reversal in investor sentiment. Stocks then rallied in June and July, due to some signs of progress in the European crisis and given expectations for additional policy accommodation by the Fed. The US stock market, as measured by the S&P 500 Index,2 returned 9.13% during the 12 months ended July 31, 2012.

Both international developed and emerging markets equities were extremely weak during the first two months of the reporting period. Investor sentiment for international equities was negative, given the lack of progress from

1  Based on the Commerce Department's most recent estimate announced on August 29, 2012, after the Portfolios' fiscal period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

European policymakers to address the sovereign debt crisis. Although stock prices moved higher over the next six months, the overhang from the situation in Europe resulted in a more muted rally than in the US. Volatility continued during the last four months of the fiscal year, as international equities posted a double-digit decline in May. In addition to fears of contagion from the European sovereign debt crisis, global growth moderated and there were concerns about whether the Chinese government could orchestrate a soft landing for its economy. A portion of May's losses were erased as stock prices moved higher in June and July. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 fell 11.45% during the 12 months ended July 31, 2012. Emerging markets equities, as measured by the MSCI Emerging Markets Index,4 declined 13.64%.

Riskier fixed income securities produced strong results

While the US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, they ultimately produced positive returns and, in some cases, outperformed equal-duration Treasuries. Risk aversion wasn't limited to the equity markets, as the spread sectors performed poorly during the first two months of the fiscal year. However, investor risk appetite was generally robust over the next six months, largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion ruled the fixed income markets in late April and May. However, as was the case in the equity market, the spread sectors rallied in June and July as investor sentiment improved. All told, during the 12 months ended July 31, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index,5 returned 7.25%.

3  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

Looking closer at lower rated fixed income securities, the BofA Merrill Lynch Global High Yield Index (hedged in USD)6 returned 7.67% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 13.14%. Despite several setbacks, demand was generally solid as investors looked to generate yield in the low interest rate environment.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

6   The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (ie., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2012. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, relect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-advisors. Sub-advisors' comments on Portfolios that have more than one Sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 14, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97% after the deduction of the maximum PACE program fee, for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments

The Portfolio's yield remained low given the Federal Reserve Board's decision to maintain the federal funds rate at a historically low range. (The federal funds rate, or "fed funds" rate, is the rate banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM) throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 47 days. Given the challenges associated with Standard & Poor's August 2011 downgrade of US sovereign debt, the ongoing European sovereign debt crisis and other macro issues, a key strategy for the Fund was maintaining ample liquidity. One way we accomplished this was by reducing the Portfolio's WAM to 31 days by the end of the period. We also proactively reduced the Portfolio's exposure to European banks and their durations.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we increased the Portfolio's allocation to commercial paper and modestly added to its exposure to short-term corporate obligations. In contrast, we reduced the Portfolio's allocations to US government and agency obligations and certificates of deposit. We also slightly pared its exposures to repurchase agreements and bank notes. Bank notes were a 0.8% weight on July 31, 2011, and were cut to a 0% weight as of July 31, 2012. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.84%	1.61%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(1.16)%	(0.40)%
Lipper Money Market Funds median	0.01%	0.86%	1.54%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2012, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.08)%; 10-year period, (0.39)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2012 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (1.65)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (3.65)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$337.1
Number of holdings	79
Weighted average maturity	31 days
Portfolio composition[1]	07/31/12
Commercial paper	56.8%
Repurchase agreements	19.6
US government and agency obligations	13.4
Certificates of deposit	8.0
Short-term corporate obligations	2.3
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	07/31/12
Repurchase agreement with Deutsche Bank Securities, Inc., 0.180% due 08/01/12	11.9%
Repurchase agreement with Barclays Capital, Inc., 0.170% due 08/01/12	7.4
US Treasury Notes, 0.375% due 09/30/12	3.0
Federal Home Loan Bank, 0.230% due 08/03/12	2.2
Gotham Funding Corp., 0.200% due 08/01/12	1.8
BNP Paribas Finance, 0.190% due 08/07/12	1.8
PNC Bank N.A., 0.250% due 11/06/12	1.8
US Treasury Notes, 1.375% due 02/15/13	1.5
US Treasury Notes, 1.375% due 11/15/12	1.5
Toronto-Dominion Bank, 0.170% due 08/24/12	1.5
Total	34.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
US government and agency obligations—13.37%
Federal Home Loan Bank 0.330%, due 08/01/12[1]	$1,500,000	$1,500,000
0.120%, due 08/03/12[2]	5,000,000	4,999,967
0.230%, due 08/03/12[2]	7,500,000	7,499,904
0.120%, due 09/19/12[2]	5,000,000	4,999,183
Federal Home Loan Mortgage Corp. 0.196%, due 08/06/12*,1	3,000,000	2,999,074
US Treasury Notes 0.375%, due 09/30/12	10,000,000	10,004,095
1.375%, due 11/15/12	5,000,000	5,017,799
1.375%, due 02/15/13	5,000,000	5,032,269
1.750%, due 04/15/13	2,000,000	2,021,612
0.625%, due 04/30/13	1,000,000	1,003,088
Total US government and agency obligations (cost—$45,076,991)		45,076,991
Certificates of deposit—8.01%
Banking-non-US—7.42%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.360%, due 10/09/12	3,000,000	3,000,000
Credit Suisse 0.330%, due 09/07/12	3,000,000	3,000,000
Mizuho Corporate Bank Ltd. 0.190%, due 08/08/12	4,000,000	4,000,000
Norinchunkin Bank 0.170%, due 08/06/12	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp. 0.190%, due 08/16/12	5,000,000	5,000,000
Toronto-Dominion Bank 0.170%, due 08/24/12	5,000,000	5,000,000
		25,000,000
Banking-US—0.59%
State Street Bank & Trust Co. 0.220%, due 09/26/12	2,000,000	2,000,000
Total certificates of deposit (cost—$27,000,000)		27,000,000
Commercial paper[2]—56.84%
Asset backed-banking US—2.97%
Atlantis One Funding 0.400%, due 08/10/12	4,000,000	3,999,600
0.210%, due 08/15/12	3,000,000	2,999,755
0.230%, due 09/10/12	3,000,000	2,999,233
		9,998,588
Asset backed-miscellaneous—22.88%
Bryant Park Funding LLC 0.180%, due 08/09/12	4,000,000	3,999,840
0.180%, due 08/20/12	2,000,000	1,999,810
Chariot Funding LLC 0.170%, due 08/08/12	5,000,000	4,999,835
0.180%, due 08/08/12	5,000,000	4,999,825
FCAR Owner Trust 0.320%, due 09/04/12	5,000,000	4,998,489

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Gotham Funding Corp. 0.200%, due 08/01/12	$6,000,000	$6,000,000
Jupiter Securitization Co. LLC 0.180%, due 08/03/12	5,000,000	4,999,950
Liberty Street Funding LLC 0.180%, due 08/06/12	5,000,000	4,999,875
Market Street Funding LLC 0.230%, due 08/16/12	4,531,000	4,530,566
0.220%, due 10/24/12	3,000,000	2,998,460
Old Line Funding Corp. 0.350%, due 01/15/13	3,250,000	3,244,723
Regency Markets No.1 LLC 0.230%, due 08/13/12	1,000,000	999,923
0.210%, due 08/20/12	5,000,000	4,999,446
0.210%, due 08/28/12	3,000,000	2,999,527
Salisbury Receivables Co. LLC 0.200%, due 08/10/12	5,000,000	4,999,750
0.220%, due 08/15/12	2,000,000	1,999,829
Sheffield Receivables Corp. 0.250%, due 09/24/12	5,000,000	4,998,125
Victory Receivables Corp. 0.200%, due 08/08/12	3,000,000	2,999,883
0.200%, due 08/09/12	2,000,000	1,999,911
0.230%, due 08/17/12	2,000,000	1,999,796
0.250%, due 08/27/12	1,359,000	1,358,755
		77,126,318
Banking-non-US—9.05%
Caisse Centrale Desjardins 0.175%, due 08/09/12	4,000,000	3,999,845
0.175%, due 08/13/12	3,000,000	2,999,825
0.180%, due 08/22/12	1,000,000	999,895
0.210%, due 09/12/12	2,000,000	1,999,510
DBS Bank Ltd. 0.240%, due 08/28/12	3,000,000	2,999,460
Mizuho Funding LLC 0.220%, due 08/07/12	4,000,000	3,999,853
Oversea-Chinese Banking Corp Ltd. 0.200%, due 08/03/12	3,000,000	2,999,967
0.220%, due 08/09/12	3,000,000	2,999,853
0.200%, due 09/12/12	4,000,000	3,999,067
Skandinaviska Enskilda Banken AB 0.375%, due 10/16/12	3,500,000	3,497,229
		30,494,504
Banking-US—15.13%
Barclays US Funding Corp. 0.140%, due 08/01/12	5,000,000	5,000,000
BNP Paribas Finance 0.190%, due 08/07/12	6,000,000	5,999,810
Deutsche Bank Financial LLC 0.170%, due 08/06/12	2,000,000	1,999,953
0.210%, due 08/13/12	3,000,000	2,999,790

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
ING (US) Funding LLC 0.250%, due 08/14/12	$5,000,000	$4,999,549
0.200%, due 08/16/12	2,000,000	1,999,833
0.230%, due 08/28/12	3,000,000	2,999,483
JPMorgan Chase & Co. 0.310%, due 12/24/12	3,000,000	2,996,254
Natixis US Finance Co. LLC 0.210%, due 08/01/12	4,000,000	4,000,000
PNC Bank N.A. 0.250%, due 11/06/12	6,000,000	5,995,958
Societe Generale N.A., Inc. 0.180%, due 08/01/12	4,000,000	4,000,000
State Street Corp. 0.220%, due 09/07/12	5,000,000	4,998,869
Toronto-Dominion Holdings USA, Inc. 0.200%, due 09/07/12	2,000,000	1,999,589
0.220%, due 09/17/12	1,000,000	999,713
		50,988,801
Beverage/bottling—0.44%
Coca-Cola Co. 0.190%, due 09/11/12	1,500,000	1,499,675
Finance-captive automotive—2.07%
Toyota Motor Credit Corp. 0.200%, due 08/17/12	3,000,000	2,999,733
0.250%, due 01/22/13	4,000,000	3,995,167
		6,994,900
Finance-noncaptive diversified—1.78%
General Electric Capital Corp. 0.290%, due 10/09/12	2,000,000	1,998,888
0.350%, due 10/15/12	4,000,000	3,997,084
		5,995,972
Insurance-life—2.52%
Massachusetts Mutual Life Insurance Co. 0.160%, due 08/20/12	3,500,000	3,499,704
MetLife Short Term Funding LLC 0.190%, due 09/17/12	5,000,000	4,998,760
		8,498,464
Total commercial paper (cost—$191,597,222)		191,597,222
Short-term corporate obligations—2.30%
Banking-non-US—1.26%
Royal Bank of Canada 0.618%, due 09/10/12[1]	1,750,000	1,752,069
Svenska Handelsbanken 0.508%, due 09/07/12[1,3]	2,500,000	2,500,000
		4,252,069
Banking-US—0.44%
JPMorgan Chase Bank N.A. 0.498%, due 09/10/12[1]	1,500,000	1,500,000

	Face amount	Value
Short-term corporate obligations—(concluded)
Finance-noncaptive diversified—0.60%
General Electric Capital Corp. 5.250%, due 10/19/12	$2,000,000	$2,020,882
Total short-term corporate obligations (cost—$7,772,951)		7,772,951
Repurchase agreements—19.57%
Repurchase agreement dated 07/31/12 with Barclays Capital, Inc., 0.170% due 08/01/12, collateralized by $22,564,100 US Treasury Notes, 2.750% due 02/15/19; (value—$25,500,068); proceeds: $25,000,118	25,000,000	25,000,000
Repurchase agreement dated 07/31/12 with Deutsche Bank Securities, Inc., 0.180% due 08/01/12, collateralized by $52,063,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 07/15/32 and $13,849,000 Federal National Mortgage Association obligations, 0.500% due 10/30/14; (value—$40,800,771); proceeds: $40,000,200	40,000,000	40,000,000
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $920,846 US Treasury Notes, 2.375% due 02/28/15; (value—$979,938); proceeds: $960,000	960,000	960,000
Total repurchase agreements (cost—$65,960,000)		65,960,000
Total investments (cost—$337,407,164 which approximates cost for federal income tax purposes)—100.09%		337,407,164
Liabilities in excess of other assets—(0.09)%		(316,119)
Net assets (applicable to 337,092,852 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$337,091,045

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2012

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$1

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$45,076,991	$—	$45,076,991
Certificates of deposit	—	27,000,000	—	27,000,000
Commercial paper	—	191,597,222	—	191,597,222
Short-term corporate obligations	—	7,772,951	—	7,772,951
Repurchase agreements	—	65,960,000	—	65,960,000
Total	$—	$337,407,164	$—	$337,407,164

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	80.2%
Japan	8.3
Canada	5.0
Singapore	3.8
Sweden	1.8
Switzerland	0.9
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.74% of net assets as of July 31, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 4.52% before the deduction of the maximum PACE Select program fee. (Class P shares returned 2.45% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 4.84%, and the Lipper US Mortgage Funds category posted a median return of 5.14%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. An overall duration position that was slightly shorter than that of the benchmark for most of the period detracted from returns, as US interest rates declined. (Duration measures a portfolio's sensitivity to interest rate changes.) However, a modest emphasis on the intermediate portion of the yield curve—which was a positive for performance when long maturity interest rates declined more than short maturity interest rates, causing the yield curve to flatten—offset the impact of this duration position. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates).

Tactical security selection among agency mortgage-backed securities ("MBS") was mixed for performance during the reporting period. A modest underweight to Ginnie Mae MBS contributed to relative performance as these securities underperformed conventional MBS (Fannie Mae and Freddie Mac), after reaching unusually high prices relative to conventional MBS in 2011. On the other hand, an underweight to lower coupon 15-year MBS detracted from relative performance, as these securities were among the strongest performing agency MBS amid fears of a government-induced refinancing wave.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Exposure to senior non-agency MBS contributed to performance as these securities continued to benefit from limited supply and signs of a bottom in the housing market. A modest allocation to commercial mortgage-backed securities ("CMBS") also added to returns, as the CMBS sector benefited from continued demand for higher yielding assets. Within the Portfolio's non-Agency MBS and CMBS allocations, an emphasis on securities more senior in the capital structure proved beneficial for results, as lower quality securities underperformed amid the risk aversion that accompanied central bank policy stalemates in Europe and the US.

The Portfolio used options and options on swaps during the period, primarily to manage interest rate and volatility exposures and also to generate income in expected interest rate scenarios. The use of these instruments during the period was positive for performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Government Securities Fixed Income Investments Class P shares versus the Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	4.34%	6.49%	4.83%
Class C2	3.81	5.96	4.29
Class Y3	4.60	6.76	5.13
Class P4	4.52	6.76	5.07
After deducting maximum sales charge or PACE Select program fee
Class A1	(0.38)	5.52	4.34
Class C2	3.06	5.96	4.29
Class P4	2.45	4.64	2.99
Barclays US Mortgage-Backed Securities Index[5]	4.84	6.69	5.36
Lipper US Mortgage Funds median	5.14	5.94	4.60

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.35)%; 5-year period, 5.48%; 10-year period, 4.39%; Class C—1-year period, 3.04%; 5-year period, 5.91%; 10-year period, 4.33%; Class Y—1-year period, 4.58%; 5-year period, 6.72%; 10-year period, 5.17%; Class P—1-year period, 2.51%; 5-year period, 4.62%; 10-year period, 3.04%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.06% and 1.02%; Class C—1.58% and 1.52%; Class Y—0.88% and 0.77%; and Class P—0.86% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2012 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.02%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	1.8 yrs.
Weighted average maturity	2.0 yrs.
Average coupon	2.99%
Average quality[1]	AA+
Net assets (mm)	$614.7
Number of holdings	545
Portfolio composition[2]	07/31/12
Bonds	121.1%
Repurchase agreements	18.2
Investments sold short	(13.8)
Cash equivalents and other assets less liabilities	(25.5)
Total	100%
Asset allocation[2]	07/31/12
US government agency mortgage pass-through certificates	104.9%
Repurchase agreements	18.2
Collateralized mortgage obligations	13.2
Asset-backed securities	2.0
Stripped mortgage-backed securities	1.0
Investments sold short	(13.8)
Cash equivalents and other assets less liabilities	(25.5)
Total	100%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Government national mortgage association certificates—30.90%
GNMA 2.500%, due 06/15/27	$6,999,997	$7,339,643
3.500%, due 12/15/40	222,180	241,664
3.500%, due 01/15/41	2,994,757	3,254,576
3.500%, due 10/15/41	23,121	25,126
3.500%, due 11/15/41	733,600	797,245
4.500%, due 06/15/39	792,564	873,155
4.500%, due 07/15/39	246,739	271,798
4.500%, due 08/15/39	1,352,752	1,490,140
4.500%, due 09/15/39	2,493,394	2,762,213
4.500%, due 11/15/39	627,472	691,200
4.500%, due 01/15/40	799,621	882,335
4.500%, due 05/15/40	284,151	313,541
4.500%, due 06/15/40	685,690	757,902
5.000%, due 07/15/34	15,281	17,032
5.000%, due 05/15/36	203,023	225,205
5.000%, due 04/15/38	19,679	21,780
5.000%, due 12/15/38	1,000,000	1,106,758
5.000%, due 01/15/39	1,627,510	1,807,363
5.000%, due 03/15/39[1]	23,999,994	26,652,180
5.000%, due 04/15/39	18,133,671	20,137,584
5.000%, due 05/15/39	941,609	1,045,664
5.000%, due 08/15/39	1,732,306	1,923,739
5.000%, due 09/15/39	1,780,765	1,977,553
5.000%, due 10/15/39	1,906,147	2,116,792
5.000%, due 12/15/39	59,545	66,126
5.000%, due 05/15/40	1,186,967	1,319,125
5.000%, due 06/15/40	920,381	1,024,391
5.000%, due 09/15/40	26,588	29,592
5.000%, due 05/15/41	385,573	429,664
5.500%, due 06/15/37	16,146	18,058
5.500%, due 07/15/37	61,375	68,644
5.500%, due 02/15/38	18,328	20,504
5.500%, due 10/15/38	3,430,299	3,841,542
5.500%, due 12/15/38	63,723	71,267
5.500%, due 03/15/39	768,578	859,367
5.500%, due 05/15/39	499,869	558,981
5.500%, due 09/15/39	2,449,861	2,739,634
5.500%, due 01/15/40	15,301	17,108
5.500%, due 03/15/40	385,321	430,837
5.500%, due 04/15/40	20,369	22,771
5.500%, due 05/15/40	96,396	107,783
6.000%, due 10/15/31	2,799	3,191
6.000%, due 03/15/34	3,658	4,138
6.000%, due 08/15/34	6,148	6,955
6.000%, due 07/15/36	107,262	121,705
6.500%, due 02/15/29	1,998	2,351
6.500%, due 11/15/34	17,525	20,364
6.500%, due 01/15/36	36,655	42,592
6.500%, due 03/15/36	2,051	2,380
6.500%, due 09/15/36	587,549	682,383
6.500%, due 02/15/37	39,072	45,244
6.500%, due 04/15/37	21,702	25,165
6.500%, due 01/15/38	18,299	21,253
6.500%, due 06/15/38	101,963	118,420

	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 07/15/38	$58,064	$66,275
6.500%, due 10/15/38	118,024	134,714
6.500%, due 11/15/38	22,142	25,274
7.500%, due 08/15/21	5,280	5,896
7.500%, due 09/15/23	889	918
8.000%, due 02/15/23	1,255	1,489
8.250%, due 04/15/19	294,014	332,681
10.500%, due 02/15/19	24,897	25,026
10.500%, due 06/15/19	30,554	30,852
10.500%, due 07/15/19	40,345	40,553
10.500%, due 07/15/20	3,124	3,152
10.500%, due 08/15/20	27,556	28,708
10.500%, due 09/15/20	3,088	3,104
11.500%, due 05/15/19	2,802	2,910
GNMA II 4.000%, due 03/20/41	48,370	53,383
4.500%, due 06/20/40	10,815,108	12,053,211
4.500%, due 08/20/40	401,917	447,928
5.000%, due 10/20/41[1]	11,813,153	13,155,053
9.000%, due 04/20/25	21,331	26,468
9.000%, due 12/20/26	4,029	4,361
9.000%, due 01/20/27	12,212	12,690
9.000%, due 09/20/30	1,265	1,287
9.000%, due 10/20/30	7,191	8,741
9.000%, due 11/20/30	5,670	5,827
GNMA II ARM 1.625%, due 07/20/17	5,396	5,594
1.625%, due 09/20/21	128,471	133,199
1.625%, due 01/20/23	91,668	95,157
1.625%, due 03/20/23	45,005	46,718
1.625%, due 01/20/24	118,471	122,980
1.625%, due 02/20/25	29,606	30,732
1.625%, due 08/20/25	30,662	31,790
1.625%, due 09/20/25	38,948	40,382
1.625%, due 03/20/26	25,367	26,333
1.625%, due 08/20/26	42,956	44,537
1.625%, due 01/20/27	151,643	157,414
1.625%, due 07/20/27	16,532	17,141
1.625%, due 01/20/28	17,440	18,104
1.625%, due 02/20/28	13,998	14,530
1.625%, due 07/20/30	101,670	105,412
2.000%, due 01/20/25	10,755	11,188
2.000%, due 09/20/26	6,434	6,690
2.000%, due 01/20/27	10,000	10,403
2.000%, due 02/20/27	15,560	16,187
2.000%, due 08/20/27	41,334	42,979
2.000%, due 07/20/30	32,156	33,436
2.000%, due 08/20/30	164,141	170,675
2.375%, due 06/20/22	118,740	123,555
2.375%, due 04/20/24	141,396	147,130
2.375%, due 05/20/25	11,333	11,792
2.375%, due 04/20/26	221,781	230,776
2.375%, due 06/20/26	90,904	94,590
2.375%, due 04/20/27	56,845	59,150
2.375%, due 04/20/30	37,825	39,358

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.375%, due 05/20/30	$751,070	$781,532
2.500%, due 04/20/18	4,101	4,273
2.500%, due 11/20/21	26,674	27,812
2.500%, due 03/20/25	39,327	40,912
2.500%, due 07/20/30	68,426	71,286
2.500%, due 08/20/30	7,546	7,862
2.500%, due 10/20/30	28,813	30,042
3.000%, due 04/20/18	6,109	6,376
3.000%, due 05/20/25	85,964	90,063
3.000%, due 06/20/25	24,543	25,615
3.500%, due 03/20/25	19,239	20,073
4.000%, due 01/20/18	110,803	116,876
4.000%, due 05/20/18	5,534	5,867
4.000%, due 06/20/19	39,016	41,369
4.500%, due 06/20/19	21,655	23,015
GNMA TBA 3.500%	16,430,000	17,780,341
4.000%	3,000,000	3,286,875
4.500%	9,000,000	9,880,469
5.000%[1]	13,000,000	14,377,188
5.500%[1]	3,000,000	3,353,906
6.000%	7,000,000	7,873,906
6.500%	1,000,000	1,154,063
GNMA II TBA 4.000%	900,000	990,000
4.500%	11,000,000	12,167,031
Total government national mortgage association certificates (cost—$187,708,626)		189,968,908
Federal home loan mortgage corporation certificates*—23.40%
FHLMC 4.000%, due 10/01/40	1,734,269	1,856,938
4.500%, due 09/01/40	31,656,367	34,088,096
4.500%, due 04/01/41	5,318,605	5,735,472
4.500%, due 05/01/41	962,990	1,038,467
5.000%, due 11/01/27	44,630	48,272
5.000%, due 10/01/29	1,119,378	1,224,812
5.000%, due 09/01/33	793,922	890,286
5.000%, due 01/01/34	185,354	202,204
5.000%, due 06/01/34	62,065	67,640
5.000%, due 04/01/35	89,882	100,792
5.000%, due 05/01/35	843,748	917,024
5.000%, due 07/01/35	4,764,364	5,196,373
5.000%, due 08/01/35	246,169	267,548
5.000%, due 10/01/35	195,134	212,080
5.000%, due 12/01/35	55,979	60,841
5.000%, due 06/01/37	375,322	406,803
5.000%, due 05/01/39	89,441	96,944
5.000%, due 06/01/39	317,246	343,855
5.000%, due 08/01/39	118,340	128,266
5.000%, due 03/01/40	29,754	32,761
5.000%, due 07/01/40	639,799	699,061
5.000%, due 08/01/40	263,546	287,957

	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 09/01/40	$192,402	$211,470
5.000%, due 11/01/40	673,720	736,124
5.000%, due 02/01/41	1,664,538	1,818,813
5.000%, due 03/01/41	183,209	200,409
5.000%, due 04/01/41	4,872,516	5,331,184
5.000%, due 05/01/41	1,210,483	1,324,120
5.000%, due 06/01/41	232,385	254,200
5.000%, due 07/01/41	251,025	274,590
5.500%, due 06/01/28	15,284	16,708
5.500%, due 02/01/32	8,883	9,789
5.500%, due 12/01/32	10,116	11,147
5.500%, due 02/01/33	608,301	670,312
5.500%, due 05/01/33	10,420	11,470
5.500%, due 06/01/33	803,632	885,557
5.500%, due 12/01/33	269,156	296,595
5.500%, due 12/01/34	262,077	288,466
5.500%, due 06/01/35	4,790,686	5,269,765
5.500%, due 07/01/35	30,106	33,137
5.500%, due 10/01/35	1,285,635	1,411,875
5.500%, due 12/01/35	723,708	794,772
5.500%, due 06/01/36	2,813,594	3,093,388
5.500%, due 12/01/36	358,541	392,515
5.500%, due 03/01/37	667,942	732,324
5.500%, due 04/01/37	1,642,449	1,795,001
5.500%, due 10/01/37	43,277	47,297
5.500%, due 11/01/37	1,113,147	1,216,537
5.500%, due 12/01/37	555,286	606,862
5.500%, due 01/01/38	691,442	755,664
5.500%, due 04/01/38	1,228,201	1,348,802
5.500%, due 05/01/38	214,543	234,268
5.500%, due 07/01/38	1,011,603	1,104,613
5.500%, due 12/01/38	311,959	340,784
5.500%, due 01/01/39	490,876	536,470
5.500%, due 09/01/39	1,302,022	1,438,824
5.500%, due 02/01/40	75,509	82,451
5.500%, due 03/01/40	37,369	40,840
5.500%, due 05/01/40	1,030,598	1,126,321
5.500%, due 02/01/41	194,273	212,560
6.000%, due 11/01/37	10,896,172	11,988,237
7.000%, due 08/01/25	825	979
7.500%, due 10/01/17	605	606
8.000%, due 03/01/13	2,920	2,939
9.000%, due 04/01/25	35,635	36,200
11.000%, due 09/01/15	499	511
11.000%, due 10/01/15	163	181
11.000%, due 12/01/15	2,829	3,146
11.000%, due 06/01/19	358	359
11.000%, due 09/01/20	605	709
11.500%, due 01/01/16	1,821	1,853
11.500%, due 01/01/18	6,206	6,325
11.500%, due 06/01/19	16,930	17,562
FHLMC ARM 2.261%, due 11/01/27	144,569	154,210
2.262%, due 01/01/28	42,214	44,543
2.326%, due 04/01/29	237,363	252,489

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
2.333%, due 07/01/24	$217,563	$221,277
2.339%, due 10/01/23	113,277	120,318
2.396%, due 11/01/29	493,612	527,446
2.407%, due 06/01/28	411,141	438,900
2.407%, due 07/01/28	181,654	193,794
2.426%, due 12/01/29	108,993	116,589
2.540%, due 11/01/25	285,989	307,224
2.540%, due 01/01/29	227,918	244,501
2.562%, due 10/01/27	350,182	375,545
2.573%, due 10/01/27	294,240	316,172
2.750%, due 01/01/30	35,156	35,563
3.120%, due 10/01/29	11,913	12,408
FHLMC TBA 4.000%	33,000,000	35,232,658
5.000%	4,000,000	4,335,000
Total federal home loan mortgage corporation certificates (cost—$141,499,377)		143,846,760
Federal housing administration certificates—0.14%
FHA GMAC 7.400%, due 02/01/21[2]	317,407	312,539
FHA Reilly 6.896%, due 07/01/20	563,380	563,380
Total federal housing administration certificates (cost—$881,476)		875,919
Federal national mortgage association certificates*—50.50%
FNMA 3.000%, due 03/01/42[1]	17,202,149	17,912,409
3.000%, due 04/01/42[1]	22,797,868	23,739,169
3.500%, due 11/01/25[1]	2,101,136	2,272,329
4.000%, due 05/01/18	126,450	135,319
4.000%, due 03/01/19	136,360	145,910
4.000%, due 06/01/19	143,683	153,746
4.000%, due 03/01/26	16,433	17,594
4.000%, due 05/01/39	463,291	508,538
4.000%, due 09/01/39	811,425	894,224
4.000%, due 11/01/40	2,717,193	2,916,338
4.000%, due 12/01/40	1,727,086	1,892,561
4.000%, due 12/01/40	21,237,432	22,793,945
4.000%, due 01/01/41	7,054,485	7,571,516
4.000%, due 02/01/41	1,154,868	1,239,592
4.000%, due 02/01/41	2,824,949	3,031,992
4.000%, due 03/01/41	6,698,107	7,191,112
4.000%, due 11/01/41	1,895,255	2,034,753
4.500%, due 03/01/23[1]	41,167	45,214
4.500%, due 09/01/39[1]	125,567	139,173
4.500%, due 07/01/41[1]	379,942	412,917
4.500%, due 08/01/41[1]	1,686,306	1,832,656
5.000%, due 08/01/18	29,375	31,808

	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.000%, due 03/01/23	$23,890	$25,940
5.000%, due 05/01/23	455,119	496,889
5.000%, due 09/01/23	1,825,897	1,991,551
5.000%, due 07/01/24	2,531,529	2,798,922
5.000%, due 10/01/34	656,861	719,468
5.000%, due 05/01/35	1,724,445	1,887,528
5.000%, due 03/01/36	2,856,631	3,126,813
5.000%, due 11/01/36	4,916,693	5,373,024
5.000%, due 12/01/36	54,637	59,802
5.000%, due 02/01/38	714,183	778,236
5.000%, due 04/01/39	1,331,269	1,450,668
5.000%, due 07/01/39	285,817	311,451
5.000%, due 05/01/40	4,668,730	5,087,457
5.000%, due 08/01/41	83,164	91,129
5.000%, due 10/01/41	339,695	372,232
5.500%, due 06/01/17	57,475	61,393
5.500%, due 02/01/32	32,830	36,316
5.500%, due 11/01/32	448,268	495,857
5.500%, due 12/01/33	5,236	5,814
5.500%, due 04/01/34	263,755	292,297
5.500%, due 01/01/35	191,382	211,500
5.500%, due 05/01/37	1,455,513	1,616,401
5.500%, due 07/01/37	1,949,339	2,139,228
5.500%, due 09/01/38	3,550,164	3,895,993
5.500%, due 06/01/39	6,999,042	7,772,695
5.500%, due 11/01/39	2,638,679	2,930,350
6.000%, due 11/01/21	262,653	289,479
6.000%, due 06/01/22	39,028	43,197
6.000%, due 01/01/23	678,290	752,097
6.000%, due 03/01/23	1,283,521	1,414,615
6.000%, due 11/01/26	148,531	164,104
6.000%, due 04/01/32	24,802	27,913
6.000%, due 09/01/32	18,580	20,911
6.000%, due 10/01/32	64,118	72,163
6.000%, due 12/01/32	79,632	89,624
6.000%, due 01/01/33	202,803	228,249
6.000%, due 02/01/33	97,559	109,799
6.000%, due 09/01/34	733,853	824,678
6.000%, due 04/01/35	2,042	2,266
6.000%, due 05/01/35	383,340	425,891
6.000%, due 06/01/35	87,508	97,167
6.000%, due 07/01/35	407,437	452,128
6.000%, due 08/01/35	242,624	269,351
6.000%, due 09/01/35	86,780	95,931
6.000%, due 01/01/36	184,866	206,616
6.000%, due 06/01/36	12,862	14,218
6.000%, due 08/01/36	13,394	14,807
6.000%, due 09/01/36	253,262	283,060
6.000%, due 10/01/36	391,102	432,350
6.000%, due 11/01/36	4,067	4,498
6.000%, due 01/01/37	378,796	418,965
6.000%, due 03/01/37	172,911	192,386
6.000%, due 05/01/37	103,298	114,193
6.000%, due 08/01/37	345,548	381,992
6.000%, due 11/01/37	67,772	74,920

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 12/01/37	$381,870	$422,146
6.000%, due 01/01/38	3,470,936	3,837,011
6.000%, due 02/01/38	270,877	299,447
6.000%, due 08/01/38	101,017	111,449
6.000%, due 09/01/38	1,903,016	2,099,563
6.000%, due 10/01/38	2,109,056	2,330,383
6.000%, due 11/01/38	4,704,851	5,207,091
6.000%, due 01/01/39	2,042,187	2,264,687
6.500%, due 09/01/12	59	59
6.500%, due 12/01/12	288	304
6.500%, due 01/01/13	114	115
6.500%, due 02/01/13	652	656
6.500%, due 03/01/13	2,043	2,055
6.500%, due 04/01/13	201	202
6.500%, due 06/01/13	2,832	2,894
6.500%, due 07/01/13	1,159	1,184
6.500%, due 08/01/13	1,422	1,453
6.500%, due 09/01/13	4,695	4,796
6.500%, due 10/01/13	3,229	3,301
6.500%, due 11/01/13	5,691	5,815
6.500%, due 07/01/19	30,151	34,005
6.500%, due 10/01/36	1,417,353	1,613,139
6.500%, due 02/01/37	20,515	23,389
6.500%, due 07/01/37	346,546	395,096
6.500%, due 08/01/37	538,575	614,027
6.500%, due 09/01/37	785,781	895,866
6.500%, due 12/01/37	1,098,501	1,252,397
6.500%, due 08/01/38	28,384	32,380
6.500%, due 05/01/40	5,948,313	6,789,146
7.500%, due 11/01/26	24,984	25,498
8.000%, due 11/01/26	36,900	42,033
9.000%, due 10/01/19	19,199	19,267
9.000%, due 02/01/26	26,778	31,273
10.500%, due 09/01/15	3,312	3,364
10.500%, due 08/01/20	812	876
10.500%, due 04/01/22	121	123
11.000%, due 10/01/15	506	509
11.000%, due 02/01/16	668	671
FNMA ARM 1.347%, due 03/01/44	532,287	549,994
1.625%, due 09/01/15	29,528	29,870
1.645%, due 07/01/30	24,944	25,369
1.974%, due 10/01/26	700,391	714,984
2.204%, due 02/01/26	47,496	50,615
2.220%, due 09/01/26	28,136	29,521
2.282%, due 05/01/30	92,032	97,723
2.378%, due 02/01/30	7,268	7,313
2.431%, due 03/01/25	188,954	201,438
2.657%, due 12/01/27	41,727	44,728
FNMA TBA 2.500%	9,000,000	9,360,781
3.500%[1]	9,000,000	9,565,312
4.000%	28,000,000	29,950,624
4.500%	37,000,000	40,012,029
4.500%[1]	13,000,000	13,991,250

	Face amount	Value
Federal national mortgage association certificates*—(concluded)
5.000%	$8,000,000	$8,713,750
5.000%	2,000,000	2,164,141
5.500%	13,000,000	14,261,406
6.000%	3,500,000	3,860,391
Total federal national mortgage association certificates (cost—$305,014,944)		310,458,246
Collateralized mortgage obligations—13.17%
ARM Trust, Series 2005-8, Class 3A21 3.396%, due 11/25/35[3]	2,095,805	1,504,402
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[4]	2,164,921	2,197,067
Series 2004-AC3, Class A2 5.500%, due 06/25/34[4]	2,343,607	2,401,349
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.526%, due 01/25/35[3,5]	229,055	186,956
Series 2007-2A, Class A1 0.376%, due 05/25/48[3,5]	1,464,422	963,150
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.457%, due 05/20/46[3]	3,826,795	2,144,536
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	55,167	62,258
Series 0159, Class H 4.500%, due 09/15/21	14,773	15,525
Series 1003, Class H 1.000%, due 10/15/20[3]	59,876	60,650
Series 1349, Class PS 7.500%, due 08/15/22	2,869	3,309
Series 1502, Class PX 7.000%, due 04/15/23	386,934	445,376
Series 1534, Class Z 5.000%, due 06/15/23	187,802	187,721
Series 1573, Class PZ 7.000%, due 09/15/23	61,231	70,352
Series 1658, Class GZ 7.000%, due 01/15/24	32,702	37,826
Series 1694, Class Z 6.500%, due 03/15/24	268,839	283,360
Series 1775, Class Z 8.500%, due 03/15/25	6,784	7,887
Series 2411, Class FJ 0.599%, due 12/15/29[3]	48,149	48,222
Series 3312, Class FN 0.469%, due 07/15/36[3]	1,880,656	1,878,931
Series 3671, Class FQ 1.099%, due 12/15/36[3]	5,233,085	5,290,982

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Collateralized mortgage obligations—(continued)
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	$122,274	$135,802
Trust 1988-007, Class Z 9.250%, due 04/25/18	142,014	157,839
Trust 1992-129, Class L 6.000%, due 07/25/22	8,992	10,050
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	28,801	33,165
Trust 1993-037, Class PX 7.000%, due 03/25/23	346,473	395,505
Trust 1993-240, Class Z 6.250%, due 12/25/13	459	472
Trust 1993-250, Class Z 7.000%, due 12/25/23	10,099	10,591
Trust 2004-72, Class F 0.746%, due 09/25/34[3]	2,718,937	2,736,459
Trust 2005-088, Class A 0.396%, due 10/25/35[3]	2,362,222	2,304,774
Trust 2007-4, Class DF 0.691%, due 02/25/37[3]	2,260,722	2,265,265
Trust 2009-84, Class FL 1.146%, due 05/25/37[3]	5,379,910	5,446,401
Trust G92-040, Class ZC 7.000%, due 07/25/22	37,237	41,941
Trust G94-006, Class PJ 8.000%, due 05/17/24	47,443	54,460
GNMA REMIC, Trust 2000-009, Class FH 0.749%, due 02/16/30[3]	39,157	39,492
Trust 2010-H01, Class FA 1.057%, due 01/20/60[3]	5,671,145	5,736,721
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.566%, due 02/25/35[3]	1,015,751	722,864
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.744%, due 06/27/37[3,5]	3,555,744	2,517,540
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.624%, due 07/15/19[3,5]	2,693,900	2,612,240
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.885%, due 07/15/44[3]	2,500,000	2,923,198
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.376%, due 12/25/34[3]	901,605	915,939
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.710%, due 10/25/41[3,5]	1,455,712	1,164,569

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Series 2007-FF1, Class A 0.660%, due 01/25/42[3,5]	$4,999,484	$3,999,587
Series 2007-FF3, Class A 0.680%, due 05/25/42[3,5]	6,048,544	4,838,835
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.626%, due 03/06/20[3]	3,387,794	3,393,079
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.745%, due 12/26/36[3,5]	2,826,588	2,639,869
RiverView HECM Trust, Series 2008-1, Class A1 0.994%, due 09/26/41[3,5]	7,330,799	5,864,639
Sequoia Mortgage Trust, Series 5, Class A 0.947%, due 10/19/26[3]	334,413	312,762
Structured ARM Loan, Series 2007-4, Class 1A2 0.466%, due 05/25/37[3]	493,694	303,189
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.456%, due 04/25/36[3]	1,566,775	960,104
Series 2007-AR5, Class A2 0.796%, due 09/25/47[3]	8,440,613	3,103,411
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.451%, due 09/25/33[3]	3,055,362	3,095,023
Series 2003-AR9, Class 2A 2.544%, due 09/25/33[3]	859,301	870,558
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	3,651,013	3,561,687
Total collateralized mortgage obligations (cost—$86,491,504)		80,957,889
Asset-backed securities—2.02%
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.496%, due 04/25/36[3]	871,330	795,912
Cumberland ClO Ltd., Series 2005-2A, Class A 0.716%, due 11/10/19[3,5]	4,841,199	4,757,490
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.996%, due 08/25/40[3,5]	257,891	191,176
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[3]	40,299	41,839

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Asset-backed securities—(concluded)
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.686%, due 08/25/33[3]	$405,680	$338,872
SLM Student Loan Trust, Series 2009-D, Class A 3.500%, due 08/17/43[3,5]	3,854,154	3,779,014
Series 2010-A, Class 2A 3.499%, due 05/16/44[3,5]	1,797,949	1,861,777
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.926%, due 01/25/34[3]	57,784	44,508
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.685%, due 04/17/21[3,5]	600,000	565,339
Total asset-backed securities (cost—$12,623,620)		12,375,927
Stripped mortgage-backed securities—1.01%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX* 1.386%, due 11/25/19[3,6,7]	24,563,428	2,006,955
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[6,7]	143,328	36,973
Series 2136, Class GD 7.000%, due 03/15/29[6,7]	9,863	1,730
Series 2178, Class PI 7.500%, due 08/15/29[5,6]	56,802	11,959
GNMA REMIC, Trust 2011-92, Class IX 1.443%, due 11/16/44[3,6,7]	36,924,573	2,987,272
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class XA 0.871%, due 06/15/44[3,5,6]	28,621,905	1,145,563
Total stripped mortgage-backed securities (cost—$5,608,887)		6,190,452
Repurchase agreements—18.22%
Repurchase agreement dated 07/31/12 with Citigroup Global Markets, Inc., 0.170% due 08/01/12, collateralized by $16,590,000 US Treasury Notes, 1.250% due 03/15/14; (value—$16,945,778); proceeds: $16,600,078	16,600,000	16,600,000

	Face amount	Value
Repurchase agreements—(continued)
Repurchase agreement dated 07/31/12 with Citigroup Global Markets, Inc., 0.220% due 08/01/12, collateralized by $5,595,000 Federal National Mortgage Association obligations, 0.790% due 04/24/15; (value—$5,612,449); proceeds: $5,500,034	$5,500,000	$5,500,000
Repurchase agreement dated 07/31/12 with Credit Suisse Securities (USA) LLC, 0.200% due 08/01/12, collateralized by $16,812,000 US Treasury Notes, 0.250% due 07/15/15; (value—$16,795,439); proceeds: $16,400,091	16,400,000	16,400,000
Repurchase agreement dated 07/31/12 with Deutsche Bank Securities, Inc., 0.170% due 08/01/12, collateralized by $8,460,000 US Treasury Notes, 0.250% due 05/31/14 and $7,991,000 US Treasury Bonds, 2.000% due 02/15/22; (value—$16,947,082); proceeds: $16,600,078	16,600,000	16,600,000
Repurchase agreement dated 07/31/12 with Goldman Sachs & Co., 0.180% due 08/01/12, collateralized by $5,677,000 Federal National Mortgage Association obligations, 3.000% due 06/01/27; (value—$5,976,384); proceeds: $5,800,029	5,800,000	5,800,000
Repurchase agreement dated 07/31/12 with JP Morgan Securities LLC, 0.200% due 08/01/12, collateralized by $4,447,000 US Treasury Notes, 1.250% due 08/31/15 and $3,074,000 US Treasury Bonds, 5.500% due 08/15/28; (value—$9,204,427); proceeds: $9,000,050	9,000,000	9,000,000
Repurchase agreement dated 07/31/12 with Morgan Stanley & Co., 0.210% due 08/01/12, collateralized by $8,132,700 US Treasury Bonds, 4.375% due 11/15/39; (value—$11,336,967); proceeds: $11,100,065	11,100,000	11,100,000

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/12 with Royal Bank of Scotland PLC, 0.220% due 08/01/12, collateralized by $29,450,000 Federal Home Loan Mortgage Corporation obligations, 2.000% due 08/25/16; (value—$31,337,941); proceeds: $30,700,188	$30,700,000	$30,700,000
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $141,187 Federal National Mortgage Association obligations, 0.740% due 06/04/15, $185,120 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$328,443); proceeds: $322,000	322,000	322,000
Total repurchase agreements (cost—$112,022,000)		112,022,000
Total investments before investments sold short (cost—$851,850,434)—139.36%		856,696,101

	Face amount	Value
Investments sold short—(13.83)%
FNMA TBA* 3.000%	$(40,500,000)	$(42,126,326)
3.500%	(4,000,000)	(4,243,750)
4.500%	(4,000,000)	(4,322,500)
GNMA TBA 5.000%	(27,000,000)	(29,877,188)
5.500%	(1,000,000)	(1,118,125)
GNMA II TBA 5.000%	(3,000,000)	(3,329,062)
Total investments sold short (proceeds—$84,704,219)—(13.83)%		(85,016,951)
Liabilities in excess of other assets—(25.53)%		(156,935,870)
Net assets—100.00%		$614,743,280

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes before investments sold short was $852,026,312; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,646,326
Gross unrealized depreciation	(7,976,537)
Net unrealized appreciation	$4,669,789

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$—	$10,200,009	$10,200,009	$—	$14

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

Written swaptions

Swaption activity for the year ended July 31, 2012 was as follows:

Premiums received
Swaptions outstanding at July 31, 2011	$—
Swaptions written	1,566,395
Swaptions terminated in closing purchase transactions	(1,566,395)
Swaptions outstanding at July 31, 2012	$—

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$189,968,908	$—	$189,968,908
Federal home loan mortgage corporation certificates	—	143,846,760	—	143,846,760
Federal housing administration certificates	—	—	875,919	875,919
Federal national mortgage association certificates	—	310,458,246	—	310,458,246
Collateralized mortgage obligations	—	63,353,125	17,604,764	80,957,889
Asset-backed securities	—	12,375,927	—	12,375,927
Stripped mortgage-backed securities	—	2,057,617	4,132,835	6,190,452
Repurchase agreements	—	112,022,000	—	112,022,000
Federal national mortgage association and government national mortgage association certificates sold short	—	(85,016,951)	—	(85,016,951)
Total	$—	$749,065,632	$22,613,518	$771,679,150

At July 31, 2012, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2012:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$1,078,815	$20,359,302	$4,763,949	$26,202,066
Purchases	—	—	—	—
Sales	(201,852)	(343,857)	(63,675)	(609,384)
Accrued discounts/(premiums)	(103)	44,414	(701,313)	(657,002)
Total realized gain/(loss)	(230)	(14,712)	(59,050)	(73,992)
Net change in unrealized appreciation/depreciation	(711)	(2,440,383)	192,924	(2,248,170)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$875,919	$17,604,764	$4,132,835	$22,613,518

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2012 was $(2,136,001).

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 6.03% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Illiquid securities representing 0.82% of net assets as of July 31, 2012.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 4.33% before the deduction of the maximum PACE Select program fee. (Class P shares returned 2.27% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") returned 4.94%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 3.60%.

Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance at a glance." As noted in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio modestly outperformed its benchmark during the reporting period, notably due to its positions in high yield bonds, asset-backed securities and to yield curve positioning. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.) However, some of these gains were offset by the Portfolio's allocation to investment grade corporate bonds and duration positioning. (Duration measures a portfolio's sensitivity to interest rate changes.)

The Portfolio's allocation to high yield bonds was particularly beneficial during the fourth quarter of 2011 and into 2012. This period was characterized by strong performance in risk assets as they bounced back from a third quarter 2011 flight to quality that was ignited by both US debt ceiling concerns and Eurozone fiscal issues. This rebound in spread sector (non-US Treasury fixed income securities) performance was particularly evident in the high yield bond market. Alternately, because the same market dynamics that supported the high yield market also supported investment grade bonds, the Portfolio's underweight to investment grade credit hindered relative returns.

A large portion of the gains from yield curve positioning came during the late summer and early fall of 2011. The Portfolio implemented a flattening bias in August 2011, with a bias toward longer term versus short-term securities. This was done because we felt that the yield curve would flatten—that is, that the difference between

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

David Antonelli and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

the yields of longer and shorter term securities would narrow. This bias benefited performance when the Federal Reserve Board action sparked a strong rally in long-term interest rates during the third quarter and the yield curve flattened. The Portfolio successfully tactically adjusted its yield curve for the remainder of this period, as rates remained range-bound. Additional gains from yield curve positioning occurred during the second quarter of 2012. During that time, the Portfolio's underweight to the intermediate portion of the curve contributed to relative results as rates fell more dramatically in the long-end versus the intermediate-end of the curve.

While the Portfolio's tactical yield curve trading was successful, duration positioning detracted from performance during the fiscal year as a whole. This was due to two relatively small short duration positions, one in August 2011 and another in April 2012. During August 2011, interest rates sharply fell, due to investor fear and the general "risk-off" sentiment. Similarly, in April 2012, the Portfolio was short duration versus the benchmark, as we believed rates could move higher if positive payroll data continued to hold up. However, the payroll report surprised to the downside, spurring a decline in interest rates.

During the reporting period, we used derivatives (futures, forwards, swaps and swaptions) mostly as liquid and cost-efficient ways to implement macro trades such as duration and yield curve positioning. The contribution to performance from derivatives on a standalone basis is not a meaningful measure. The real value of using futures and other derivatives to manage duration and yield curve positioning stems from lower bid-ask spread and the ability to shift duration and yield curve positioning without having to trade cash bonds and adjust sector allocation. Since our yield curve positioning contributed to performance and duration positioning detracted modestly, these derivatives were net contributors to performance. The use of credit default swaps was neither a contributor nor a detractor, and the use of foreign exchange derivatives was a modest contributor to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	4.16%	4.95%	4.30%
Class C2	3.55	4.42	3.76
Class Y3	4.42	5.21	4.56
Class P4	4.33	5.21	4.57
After deducting maximum sales charge or PACE Select program fee
Class A1	(0.51)	3.98	3.83
Class C2	2.80	4.42	3.76
Class P4	2.27	3.12	2.49
Barclays US Intermediate Government/Credit Index[5]	4.94	6.02	5.05
Lipper Short-Intermediate Investment Grade Debt Funds median	3.60	5.15	4.35

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.46)%; 5-year period, 3.98%; 10-year period, 3.38%; Class C—1-year period, 2.97%; 5-year period, 4.41%; 10-year period, 3.33%; Class Y—1-year period, 4.51%; 5-year period, 5.19%; 10-year period, 4.12%; Class P—1-year period, 2.44%; 5-year period, 3.10%; 10-year period, 2.06%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—0.99% and 0.93%; Class C—1.49% and 1.43%; Class Y—0.83% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68% . The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	3.8 yrs.
Weighted average maturity	5.4 yrs.
Average coupon	2.57%
Net assets (mm)	$462.7
Number of holdings	243
Portfolio composition[1]	07/31/12
Bonds and notes	110.2%
Investments sold short	(1.5)
Options, futures, swaps and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%
Quality diversification[1]	07/31/12
US government and agency securities	70.7%
AAA	9.4
AA	4.4
A	6.6
BBB and below/non-rated	19.1
Investment sold short	(1.5)
Options, futures, swaps and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%
Asset allocation[1]	07/31/12
US government obligations	62.1%
Corporate notes	25.0
Asset-backed securities	8.1
US government agency mortgage pass-through certificates	7.5
Collateralized mortgage obligations	7.1
Non-US government obligations	0.4
Investment sold short	(1.5)
Options, futures, swaps and forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
US government obligations—62.09%
US Treasury Bonds 3.000%, due 05/15/42	9,020,000	$9,809,250
3.125%, due 02/15/42	5,355,000	5,967,478
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	162,764	181,774
US Treasury Notes 0.125%, due 08/31/13	1,170,000	1,169,223
0.125%, due 09/30/13	9,055,000	9,047,222
0.125%, due 07/31/14	9,025,000	9,008,078
0.250%, due 10/31/13	6,575,000	6,578,853
0.250%, due 06/30/14	8,375,000	8,379,581
0.250%, due 12/15/14	2,540,000	2,540,792
0.250%, due 02/15/15	2,625,000	2,624,795
0.250%, due 07/15/15	1,210,000	1,208,582
0.375%, due 07/31/13	3,640,000	3,646,825
0.500%, due 10/15/13	3,375,000	3,386,998
0.500%, due 07/31/17	19,795,000	19,700,657
0.625%, due 04/30/13	4,530,000	4,545,040
0.875%, due 02/28/17	596,300	605,571
0.875%, due 04/30/17	4,635,000	4,701,267
0.875%, due 07/31/19	5,500,000	5,458,750
1.000%, due 07/15/13	3,115,000	3,139,091
1.000%, due 09/30/16	23,890,000	24,410,730
1.000%, due 06/30/19	3,475,000	3,481,787
1.125%, due 05/31/19	12,610,000	12,751,863
1.250%, due 04/30/19	14,535,000	14,834,784
1.375%, due 11/30/18	160,000	165,050
1.375%, due 02/28/19	8,690,000	8,950,700
1.500%, due 06/30/16	13,516,000	14,074,589
1.500%, due 07/31/16	38,215,000	39,803,292
1.500%, due 03/31/19	6,645,000	6,892,633
1.750%, due 05/15/22	4,730,500	4,842,111
2.000%, due 04/30/16	1,340,000	1,419,667
2.000%, due 11/15/21	14,969,700	15,741,568
2.375%, due 05/31/18	21,020,000	22,944,633
2.375%, due 06/30/18	1,265,000	1,380,926
2.750%, due 02/28/13	13,550,000	13,753,250
2.750%, due 02/15/19	150,000	167,742
Total US government obligations (cost—$280,420,593)		287,315,152
Federal farm credit bank certificate—1.35%
FFCB 2.625%, due 04/17/14 (cost—$5,995,224)	6,000,000	6,238,830
Federal home loan bank certificates—0.49%
FHLB 0.400%, due 07/28/14	1,885,000	1,883,337
5.625%, due 06/13/16	330,000	382,073
Total federal home loan bank certificates (cost—$2,243,163)		2,265,410

	Face amount[1]	Value
Federal home loan mortgage corporation certificates*—1.92%
FHLMC 0.600%, due 05/22/15	1,265,000	$1,266,903
3.000%, due 07/31/19	4,745,000	4,864,735
5.000%, due 11/13/14	2,500,000	2,754,560
Total federal home loan mortgage corporation certificates (cost—$8,796,053)		8,886,198
Federal national mortgage association certificates*—3.78%
FNMA 0.000%, due 10/09/19[2]	3,795,000	3,149,471
1.550%, due 01/10/19	755,000	757,257
1.950%, due 03/28/19	3,305,000	3,311,633
2.700%, due 03/28/22	1,155,000	1,163,957
3.500%, due 06/01/42[3]	298,983	319,725
3.500%, due 07/01/42[3]	6,329,720	6,792,347
3.630%, due 09/06/16	1,110,000	1,113,706
4.625%, due 05/01/13	845,000	871,126
Total federal national mortgage association certificates (cost—$17,117,265)		17,479,222
Collateralized mortgage obligations—7.07%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.865%, due 05/17/60[4,5]	2,015,000	2,028,156
Arran Cards Funding PLC, Series 2012-1A, Class A1 0.948%, due 07/15/15[4,5]	3,225,000	3,230,634
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 0.986%, due 11/25/34[4]	353,799	311,927
Bear Stearns ARM Trust, Series 2004-5, Class 2A4 3.351%, due 07/25/34	766,117	754,220
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39[4]	2,400,000	2,471,083
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	688,017
Series 2010-C1, Class A1 3.156%, due 07/10/46[5]	1,248,217	1,322,277
Series 2012-CR1, Class A3 3.391%, due 05/15/45	479,000	504,485
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.446%, due 04/25/46[4]	438,226	263,088
Extended Stay America Trust, Series 2010-ESHA, Class B 4.221%, due 11/05/27[5]	650,000	658,245
Series 2010-ESHA, Class D 5.498%, due 11/05/27[5]	1,210,000	1,226,754

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32		861,689	$952,332
Trust 2012-35, Class MA 5.500%, due 08/25/29		2,258,690	2,283,425
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[4]		1,121,561	1,188,079
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.855%, due 10/15/54[4,5]		2,390,000	2,405,344
JPMorgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2 4.767%, due 03/12/39		1,455,000	1,472,199
Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]		1,937,717	1,999,476
Series 2007-CB18, Class A3 5.447%, due 06/12/47		639,858	676,575
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[5]		800,000	861,011
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 06/25/21		114,243	110,902
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42		2,075,000	2,282,417
Permanent Master Issuer PLC, Series 2006-1, Class 6A1 0.948%, due 04/15/20[4,5]	GBP	1,466,000	2,288,436
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14		318,060	335,443
Structured ARM Loan Trust, Series 2004-13, Class A2 0.546%, due 09/25/34[4]		196,561	151,746
Series 2004-6, Class 4A1 2.784%, due 06/25/34[4]		1,885,273	1,800,920
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[5]		461,285	448,839
Total collateralized mortgage obligations (cost—$32,438,054)			32,716,030
Asset-backed securities—8.14%
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840%, due 06/09/14		519,008	519,144
Series 2012-2, Class B 1.780%, due 03/08/17		1,430,000	1,438,187
BMW Vehicle Lease Trust, Series 2012-1, Class A2 0.590%, due 06/20/14		1,730,000	1,731,870

	Face amount[1]	Value
Asset-backed securities—(continued)
Bumper, Series 2011-2, Class A 1.427%, due 02/23/23[4]	900,000	$1,114,128
Citibank Omni Master Trust, Series 2009-A11, Class A11 1.798%, due 08/15/16[4,5]	1,705,000	1,706,016
CNH Equipment Trust, Series 2012-A, Class A2 0.650%, due 07/15/15	1,800,000	1,802,553
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A 2.060%, due 04/16/18[5]	650,000	649,977
Series 2011-1, Class A 2.610%, due 03/15/19[5]	1,105,000	1,121,746
DT Auto Owner Trust, Series 2012-2A, Class A 0.910%, due 11/16/15[5]	1,670,000	1,670,201
Ford Credit Floorplan Master Owner Trust, Series 2010-1, Class A 1.898%, due 12/15/14[4,5]	1,785,000	1,795,192
Series 2012-1, Class C 1.749%, due 01/15/16[4]	1,415,000	1,415,001
Series 2012-2, Class A 1.920%, due 01/15/19	2,535,000	2,597,759
Lehman XS Trust, Series 2005-6, Class 1A1 0.506%, due 11/25/35[4]	413,554	214,655
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2 0.660%, due 04/15/14	1,645,000	1,647,272
Sallie Mae Student Loan Trust, Series 2010-C, Class A1 1.898%, due 12/15/17[4,5]	567,058	568,295
Santander Consumer Acquired Receivables Trust, Series 2011-51A, Class B 1.660%, due 08/15/16[5]	945,038	939,339
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	1,290,000	1,311,324
Series 2011-S1A, Class B 1.480%, due 05/15/17[5]	762,102	761,292
Series 2011-S1A, Class D 3.100%, due 05/15/17[5]	560,927	562,385
Series 2011-S2A, Class B 2.060%, due 06/15/17[5]	536,218	537,495
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,281,321
Series 2012-2, Class C 3.200%, due 02/15/18	1,335,000	1,360,091
Series 2012-3, Class C 3.010%, due 04/16/18	1,170,000	1,185,390

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2012-4, Class A2 0.790%, due 08/17/15		1,955,000	$1,961,031
Series 2012-4, Class B 1.830%, due 03/15/17		1,245,000	1,249,029
SLM Student Loan Trust, Series 2012-A, Class A1 1.648%, due 08/15/25[4,5]		1,536,090	1,550,217
Series 2012-C, Class A2 3.310%, due 10/15/46[5]		1,190,000	1,212,867
Series 2012-D, Class A1 1.300%, due 06/15/23[4,5]		1,555,000	1,555,187
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[5]		461,404	479,846
Tiers Trust, Series 2012-01 2.215%, due 05/12/14[4,5]		1,745,000	1,745,000
Total asset-backed securities (cost—$37,544,720)			37,683,810
Corporate notes—24.99%
Automotive—0.25%
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.750%, due 05/11/17[5]		1,120,000	1,135,757
Banking-non-US—3.37%
Bank of Nova Scotia 1.750%, due 03/22/17[5]		1,735,000	1,788,265
DnB Bank ASA 3.200%, due 04/03/17[5]		620,000	640,398
DnB NOR Boligkreditt 2.100%, due 10/14/15[5]		1,700,000	1,739,365
2.900%, due 03/29/16[5]		2,210,000	2,322,931
Eksportfinans A/S 5.500%, due 05/25/16		1,275,000	1,246,313
HSBC Bank PLC 2.000%, due 01/19/14[5]		1,605,000	1,622,395
NRW Bank 4.100%, due 12/28/12	CAD	870,000	874,329
Sparebank 1 Boligkreditt AS 2.300%, due 06/30/17[5]		1,825,000	1,886,867
Swedbank Hypotek AB 2.950%, due 03/28/16[5,6]		1,995,000	2,113,503
Swedish Export Credit 1.750%, due 05/30/17		1,320,000	1,341,039
			15,575,405
Banking-US—2.18%
Bank of America Corp. 5.625%, due 10/14/16		1,325,000	1,447,633
5.700%, due 01/24/22		430,000	491,184
6.500%, due 08/01/16		1,370,000	1,546,649
Bank of America Corp., Series 1 3.750%, due 07/12/16		650,000	673,204
Capital One Financial Corp. 2.150%, due 03/23/15		685,000	695,759
4.750%, due 07/15/21		1,125,000	1,253,272

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
CIT Group, Inc. 4.750%, due 02/15/15[5]	690,000	$717,674
5.000%, due 05/15/17	400,000	418,000
5.250%, due 03/15/18	855,000	905,231
Goldman Sachs Group, Inc. 5.750%, due 01/24/22	1,150,000	1,256,173
Wells Fargo & Co. 3.500%, due 03/08/22	650,000	693,127
		10,097,906
Beverages—0.10%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, due 07/15/42	450,000	472,485
Building products—0.06%
Building Materials Corp. of America 6.750%, due 05/01/21[5]	256,000	279,680
Car rental—0.15%
UR Financing Escrow Corp. 7.625%, due 04/15/22[5]	650,000	691,437
Chemicals—0.30%
Ineos Finance PLC 7.500%, due 05/01/20[5]	1,390,000	1,410,850
Consumer products—0.27%
Reynolds Group Issuer, Inc. 7.750%, due 10/15/16[7]	1,205,000	1,265,250
Diversified financial services—0.81%
Caisse Centrale Desjardins du Quebec 1.600%, due 03/06/17[5]	2,260,000	2,309,494
General Electric Capital Corp. 5.500%, due 01/08/20	620,000	730,674
General Electric Capital Corp. MTN 4.375%, due 09/16/20	640,000	707,351
		3,747,519
Electric-integrated—1.74%
Constellation Energy Group, Inc. 5.150%, due 12/01/20	846,000	969,723
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,959,938
Florida Power Corp. 4.800%, due 03/01/13	340,000	348,636
Hydro-Quebec 1.375%, due 06/19/17	1,210,000	1,221,896
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	633,447
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22[5]	570,000	606,007
Pacificorp 5.500%, due 01/15/19	651,000	784,295

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Progress Energy, Inc. 5.625%, due 01/15/16	1,325,000	$1,515,446
		8,039,388
Finance-captive automotive—0.95%
CDP Financial, Inc. 4.400%, due 11/25/19[5]	1,545,000	1,777,853
Ford Motor Credit Co. LLC 6.625%, due 08/15/17	220,000	251,525
7.000%, due 04/15/15	110,000	122,375
8.000%, due 12/15/16	100,000	118,196
8.125%, due 01/15/20	1,755,000	2,146,356
		4,416,305
Financial services—3.36%
Ally Financial, Inc. 4.500%, due 02/11/14	2,722,000	2,807,063
5.500%, due 02/15/17	1,310,000	1,364,716
American Express Credit Corp. 2.375%, due 03/24/17	1,100,000	1,155,782
Citigroup, Inc. 4.587%, due 12/15/15	2,290,000	2,436,468
Credit Suisse AG Guernsey 1.625%, due 03/06/15[5]	1,545,000	1,560,311
2.600%, due 05/27/16[5]	2,215,000	2,310,314
HSBC Finance Corp. 6.676%, due 01/15/21	810,000	903,195
HSBC Holdings PLC 4.000%, due 03/30/22	460,000	492,327
SLM Corp. 3.824%, due 01/31/14[4]	1,700,000	1,680,127
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[5]	796,536	823,563
		15,533,866
Food/beverage—0.11%
General Mills, Inc. 3.150%, due 12/15/21	485,000	506,929
Gaming—0.15%
Caesars Entertainment Operating Co., Inc. 8.500%, due 02/15/20[5]	173,000	173,649
11.250%, due 06/01/17	462,000	500,115
		673,764
Insurance—1.93%
MetLife Institutional Funding II 1.625%, due 04/02/15[5]	1,920,000	1,926,732
Metropolitan Life Global Funding I 2.000%, due 01/09/15[5]	2,200,000	2,239,263
5.125%, due 06/10/14[5]	245,000	263,179
New York Life Global Funding 0.750%, due 07/24/15[5]	1,545,000	1,546,361
Pricoa Global Funding I 5.400%, due 10/18/12[5]	2,175,000	2,195,558

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	350,000	$363,994
4.750%, due 09/17/15	360,000	393,359
		8,928,446
Media—1.17%
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16	1,840,000	2,037,800
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17	625,000	671,875
Clear Channel Worldwide Holdings, Inc., Series B 9.250%, due 12/15/17	756,000	816,480
COX Communications, Inc. 7.125%, due 10/01/12	350,000	353,614
Dish DBS Corp. 5.875%, due 07/15/22[5]	885,000	911,550
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14	561,000	607,984
		5,399,303
Medical providers—0.73%
HCA, Inc. 6.750%, due 07/15/13	670,000	702,663
Tenet Healthcare Corp. 8.875%, due 07/01/19	614,000	696,123
UnitedHealth Group, Inc. 2.875%, due 03/15/22	755,000	783,636
3.375%, due 11/15/21	220,000	235,294
WellPoint, Inc. 7.000%, due 02/15/19	750,000	939,926
		3,357,642
Metals & mining—0.30%
Codelco, Inc. 3.750%, due 11/04/20[5]	370,000	393,203
Newcrest Finance Pty Ltd. 4.450%, due 11/15/21[5]	970,000	1,004,282
		1,397,485
Multi-line insurance—0.38%
American International Group, Inc. 3.000%, due 03/20/15	355,000	361,393
3.800%, due 03/22/17	725,000	753,511
5.450%, due 05/18/17	600,000	660,425
		1,775,329
Oil & gas—1.52%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	644,344
6.375%, due 09/15/17	945,000	1,133,542
7.625%, due 03/15/14	300,000	328,426
Cenovus Energy, Inc. 4.500%, due 09/15/14	940,000	1,007,312

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Continental Resources, Inc. 8.250%, due 10/01/19	1,420,000	$1,611,700
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[5,6]	407,000	358,669
PBF Holding Co. LLC/PBF Finance Corp. 8.250%, due 02/15/20[5]	565,000	589,012
Petroleos Mexicanos 4.875%, due 01/24/22[8]	200,000	223,500
5.500%, due 01/21/21	363,000	425,617
6.000%, due 03/05/20	132,000	158,070
8.000%, due 05/03/19	100,000	131,000
Transocean, Inc. 5.050%, due 12/15/16	386,000	427,361
		7,038,553
Oil services—0.34%
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,564,579
Schlumberger Investment SA 2.400%, due 08/01/22[5]	10,000	10,031
		1,574,610
Paper & forest products—0.22%
Georgia-Pacific LLC 8.250%, due 05/01/16[5]	925,000	1,004,343
Pipelines—1.55%
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,858,127
6.500%, due 04/01/20	235,000	276,134
Energy Transfer Partners LP 5.200%, due 02/01/22	1,250,000	1,381,294
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,525,000	1,608,828
Kinder Morgan Energy Partners LP 3.950%, due 09/01/22[6]	650,000	685,783
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22	345,000	365,589
		7,175,755
Real estate investment trusts—0.38%
Rouse Co. LP 6.750%, due 05/01/13[5]	1,087,000	1,111,457
UDR, Inc. MTN 4.250%, due 06/01/18	600,000	653,300
		1,764,757
Retail—0.04%
Macy's Retail Holdings, Inc. 5.875%, due 01/15/13	192,000	196,112

	Face amount[1]		Value
Corporate notes—(concluded)
Special purpose entity—0.77%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14[4]	GBP	350,000	$562,037
Crown Castle Towers LLC 6.113%, due 01/15/20[5]		1,805,000	2,125,579
Murray Street Investment Trust I 4.647%, due 03/09/17[8]		870,000	894,281
			3,581,897
Telecommunications—0.86%
Qwest Corp. 7.500%, due 10/01/14		194,000	217,686
SBA Tower Trust 4.254%, due 04/15/15[5,7]		1,200,000	1,253,204
Sprint Nextel Corp. 7.000%, due 03/01/20[5]		738,000	804,420
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	934,232
Virgin Media Secured Finance PLC 5.500%, due 01/15/21	GBP	190,000	318,744
6.500%, due 01/15/18		405,000	445,500
			3,973,786
Telephone-integrated—0.40%
Level 3 Financing, Inc. 8.125%, due 07/01/19		535,000	563,087
Qwest Communications International, Inc. 7.125%, due 04/01/18		1,197,000	1,273,309
			1,836,396
Utilities—0.60%
Tennessee Valley Authority 5.250%, due 09/15/39		2,095,000	2,795,937
Total corporate notes (cost—$111,322,961)			115,646,892
Non-US government obligation—0.38%
Russian Foreign Bond 7.500%, due 03/31/30[7,8] (cost—$1,657,479)		1,388,625	1,737,517
Repurchase agreement—1.22%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $2,482,176 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $3,254,550 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$5,774,264); proceeds: $5,661,002 (cost—$5,661,000)		5,661,000	5,661,000

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

	Number of contracts/ Notional amount		Value
Options purchased—0.10%
Call options & swaptions purchased—0.06%
3 Month LIBOR 10 Year Swap, strike @ 1.870%, expires 12/17/12 (Counterparty: Goldman Sachs Bank; receive fixed rate); underlying swap terminates 12/19/22[9]		9,400,000	$265,667
US Treasury Note 30 Year Futures, strike @ 152, expires 08/24/12		23	27,672
USD Call/JPY Put, barrier price range JPY 77.90- JPY 81.25, expiring 08/13/12		9,000	1,062
USD Call/MXN Put, strike @ MXN 14, expiring 10/16/12		2,600,000	3,861
			298,262
Put options & swaptions purchased—0.04%
3 Month LIBOR 5 Year Swap, strike @ 1.500%, expires 07/11/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 07/15/18[9]	USD	5,600,000	34,539
3 Month USD LIBOR 10 Year Swap, strike @ 2.250%, expires 09/10/12 (Counterparty: JPMorgan Chase Bank; receive fixed rate); underlying swap terminates 09/12/22[9]	USD	9,900,000	6
3 Month USD LIBOR 10 Year Swap, strike @ 2.300%, expires 09/07/12 (Counterparty: Goldman Sachs Bank; receive fixed rate); underlying swap terminates 09/11/22[9]	USD	5,300,000	1,008
3 Month USD LIBOR 10 Year Swap, strike @ 2.580%, expires 09/19/12 (Counterparty: JPMorgan Chase Bank; receive fixed rate); underlying swap terminates 09/21/22[9]	USD	9,900,000	0
6 Month EURIBOR 30 Year Swap, strike @ 4.000%, expires 05/02/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 05/06/43[9]	EUR	9,900,000	31,432
6 Month EURIBOR 30 Year Swap, strike @ 4.500%, expires 11/11/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 11/13/43[9]	EUR	2,200,000	13,673

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 09/16/13 (Counterparty: Credit Suisse International; receive fixed rate); underlying swap terminates 09/18/43[9]	EUR	2,700,000	$11,928
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 10/21/13 (Counterparty: Goldman Sachs Bank USA; receive fixed rate); underlying swap terminates 10/23/43[9]	EUR	2,500,000	13,780
US Treasury Bond 30 Year Futures, strike @ $152, expires 08/24/12		23	49,953
USD Put/MXN Call, strike @ MXN 14, expiring 10/16/12	USD	2,600,000	6,378
			162,697
Total options purchased (cost—$711,472)			460,959
	Number of shares
Investment of cash collateral from securities loaned—0.64%
Money market fund—0.64%
UBS Private Money Market Fund LLC[10] (cost—$2,964,113)		2,964,113	2,964,113
Total investments before investments sold short (cost—$506,872,097)—112.17%			519,055,133
	Face amount[1]
Investment sold short—(1.51)%
FNMA TBA* 3.500%, due 09/01/41 (proceeds—$6,997,031)		(6,600,000)	(6,985,688)
Total investments (cost—$499,875,066)—110.66%			512,069,445
Liabilities in excess of other assets—(10.66)%			(49,322,231)
Net assets—100.00%			$462,747,214

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes before investments sold short was $508,528,422; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,617,578
Gross unrealized depreciation	(1,090,867)
Net unrealized appreciation	$10,526,711

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
56	US Treasury Note 10 Year Futures, strike @ 134.5	08/24/12	$37,391	$(42,000)	$(4,609)
	Put options written
9	US Treasury Note 10 Year Futures, strike @ 131.5	08/24/12	5,743	(422)	5,321
			$43,134	$(42,422)	$712

Written option activity for the year ended July 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2011	—	$—
Options written	93	61,002
Options terminated in closing purchase transactions	(28)	(17,868)
Options expired prior to exercise	—	—
Options outstanding at July 31, 2012	65	$43,134

Written swaptions9

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,900	3 Month USD LIBOR Interest Rate Swap, strike @ 2.47%; terminating 12/19/42	GS	Receive	12/17/12	$234,000	$(234,003)	$(3)
USD	5,600	3 Month USD LIBOR Interest Rate Swap, strike @ 1.00%; terminating 07/15/19	CSI	Receive	07/11/14	41,583	(40,535)	1,048
USD	11,000	3 Month USD LIBOR Interest Rate Swap, strike @ 1.00%; terminating 07/16/19	GS	Receive	07/14/14	81,400	(79,576)	1,824
USD	4,500	3 Month USD LIBOR Interest Rate Swap, strike @ 1.25%; terminating 06/10/19	CSI	Receive	06/06/14	51,300	(39,329)	11,971
USD	4,500	3 Month USD LIBOR Interest Rate Swap, strike @ 1.25%; terminating 06/10/19	CSI	Receive	06/06/14	45,000	(59,618)	(14,618)
USD	6,400	3 Month USD LIBOR Interest Rate Swap, strike @ 1.25%; terminating 06/13/19	CSI	Receive	06/11/14	57,600	(84,851)	(27,251)
						$510,883	$(537,912)	$(27,029)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

Written swaptions9—(concluded)

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,600	3 Month USD LIBOR Interest Rate Swap, strike @ 2.00%; terminating 06/15/19	CSI	Pay	07/11/14	$67,841	$(67,056)	$785
USD	11,000	3 Month USD LIBOR Interest Rate Swap, strike @ 2.00%; terminating 07/14/14	GS	Pay	07/14/14	129,800	(132,220)	(2,420)
USD	6,400	3 Month USD LIBOR Interest Rate Swap, strike @ 2.25%; terminating 06/13/19	CSI	Pay	06/11/14	85,121	(56,609)	28,512
						$282,762	$(255,885)	$26,877
						$793,645	$(793,797)	$(152)

Written swaption activity for the year ended July 31, 2012 was as follows:

Premiums received
Swaptions outstanding at July 31, 2011	$—
Swaptions written	832,747
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	(39,102)
Written swaptions outstanding at July 31, 2012	$793,645

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
278	USD	US Treasury Note 2 Year Futures	September 2012	$61,262,968	$61,329,406	$66,438
65	USD	US Treasury Note 5 Year Futures	September 2012	8,070,959	8,110,781	39,822
11	USD	US Treasury Bond 30 Year Futures	September 2012	1,675,954	1,661,344	(14,610)
				$71,009,881	$71,101,531	$91,650
				Proceeds
US Treasury futures sell contracts:
55	USD	Ultra Long-Term US Treasury Bond Futures	September 2012	$9,128,921	$9,487,500	$(358,579)
107	USD	US Treasury Note 10 Year Futures	September 2012	14,441,592	14,408,219	33,373
				$23,570,513	$23,895,719	$(325,206)
						$(233,556)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	EUR	703,500	USD	862,491	10/22/12	$(3,976)
GS	AUD	2,165,000	CAD	2,162,770	08/29/12	(114,179)
RBS	CAD	2,166,894	AUD	2,165,000	08/29/12	110,068
RBS	CAD	836,500	USD	822,766	10/17/12	(9,973)
RBS	GBP	1,914,500	USD	2,971,463	10/17/12	(30,109)
						$(48,169)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CSI	USD	4,800	05/10/17	1.073%	3 Month USD LIBOR	$—	$(72,789)	$(72,789)
CSI	USD	3,600	06/07/19	1.363	3 Month USD LIBOR	—	51,774	51,774
CSI	USD	300	02/28/22	2.080	3 Month USD LIBOR	—	(14,365)	(14,365)
CSI	USD	2,200	07/05/42	2.481	3 Month USD LIBOR	—	(63,083)	(63,083)
GSB	USD	5,100	07/12/22	1.663	3 Month USD LIBOR	—	(28,353)	(28,353)
CSI	USD	1,200	07/24/42	2.313	3 Month USD LIBOR	—	11,751	11,751
GSB	USD	1,000	07/26/42	2.256	3 Month USD LIBOR	—	22,879	22,879
CSI	USD	1,800	07/26/42	2.315	3 Month USD LIBOR	—	16,823	16,823
						$—	$(75,363)	$(75,363)

Credit default swaps on corporate issues—sell protection12

					Rate type
Counterparty	Referenced obligation[13]	Notional amount (000)		Termination date	Payments received by the Portfolio[11]	Upfront payments received	Value	Unrealized appreciation (depreciation)	Credit spread[14]
JPMCB	Metlife, Inc. bond, 5.000%, due 06/15/15	USD	2,000	12/20/16	1.000%	$196,180	$(101,886)	$94,294	2.10%
						$196,180	$(101,886)	$94,294

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$287,315,152	$—	$287,315,152
Federal farm credit bank certificate	—	6,238,830	—	6,238,830
Federal home loan bank certificates	—	2,265,410	—	2,265,410
Federal home loan mortgage corporation certificates	—	8,886,198	—	8,886,198
Federal national mortgage association certificates	—	17,479,222	—	17,479,222
Collateralized mortgage obligations	—	32,716,030	—	32,716,030
Asset-backed securities	—	35,458,964	2,224,846	37,683,810
Corporate notes	—	115,646,892	—	115,646,892
Non-US government obligation	—	1,737,517	—	1,737,517
Repurchase agreement	—	5,661,000	—	5,661,000
Options and swaptions purchased	77,625	383,334	—	460,959
Investment of cash collateral from securities loaned	—	2,964,113	—	2,964,113
Federal national mortgage association certificates sold short	—	(6,985,688)	—	(6,985,688)
Options and swaptions written	(42,422)	(793,797)	—	(836,219)
Futures contracts, net	(233,556)	—	—	(233,556)
Forward foreign currency contracts, net	—	(48,169)	—	(48,169)
Swap agreements, net	—	(177,249)	—	(177,249)
Total	$(198,353)	$508,747,759	$2,224,846	$510,774,252

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

At July 31, 2012, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2012:

Asset-Backed Securities
Beginning balance	$—
Purchases	1,745,523
Sales	—
Accrued discounts/(premiums)	(59)
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(464)
Transfers into Level 3	479,846
Transfers out of Level 3	—
Ending balance	$2,224,846

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2012 was $22,592. Transfer into Level 3 represents the value at the end of the year. At July 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation was based primarily on unobservable inputs.

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	93.0%
Canada	1.6
Norway	1.5
United Kingdom	0.8
Switzerland	0.7
Sweden	0.7
Cayman Islands	0.4
Russia	0.3
Australia	0.2
Mexico	0.2
Spain	0.2
Germany	0.2
Chile	0.1
Austria	0.1
Luxembourg	0.0	+
Netherlands	0.0	+
Total	100.0%

+  Amount is less than 0.05%

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

3  Entire amount pledged as collateral for investments sold short.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 16.63% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security, or portion thereof, was on loan at July 31, 2012.

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2012, the value of these securities amounted to 0.92% of net assets.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Illiquid securities and other instruments representing 0.25% of net assets as of July 31, 2012.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$4,196,400	$143,368,845	$144,601,132	$2,964,113	$809

11  Payments made/received are based on the notional amount.

12  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

13  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligations.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 11.09% before the deduction of the maximum PACE Select program fee. (Class P shares returned 8.89% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays US Government/Credit Index (the "benchmark") returned 8.45%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 7.23%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 44. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. US duration positioning, including an emphasis on the intermediate portion of the yield curve, contributed to returns as US interest rates declined during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) Duration exposure outside of the US, particularly in the UK and Australia, also added to performance as rates fell across the globe.

An underweight to corporate bonds, especially in the first half of 2012, detracted from relative returns. During the reporting period, the sector outpaced like-duration Treasuries amid improving risk sentiment. This negative effect was mitigated by an emphasis on owning bonds issued by financial companies, which outpaced the broader corporate bond sector.

Exposure to agency mortgage-backed securities ("MBS") and senior non-agency MBS contributed to returns. These securities benefited from investor demand for higher yielding assets. A small allocation to commercial mortgage-backed securities ("CMBS") was also beneficial for returns.

An allocation to local rates in Brazil was positive for performance as interest rates in that country fell. Modest exposure to a basket of emerging markets currencies, particularly the Brazilian real, detracted from returns as investors fled to the safety of the US dollar.

The use of derivatives generated positive results during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures and to substitute for physical securities. Credit default swaps were

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

also utilized to manage credit exposure in lieu of direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions. Money market futures were used to manage exposures at the front end of the yield curve. Currency forward contracts were used to gain foreign currency exposure for the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays US Government/Credit Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	10.86%	10.00%	7.20%
Class C2	10.25	9.44	6.67
Class Y3	11.10	10.29	7.51
Class P4	11.09	10.26	7.48
After deducting maximum sales charge or PACE Select program fee
Class A1	5.83	9.00	6.71
Class C2	9.50	9.44	6.67
Class P4	8.89	8.08	5.35
Barclays US Government/Credit Index[5]	8.45	7.03	5.84
Lipper Intermediate Investment Grade Debt Funds median	7.23	6.63	5.41

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 6.13%; 5-year period, 8.86%; 10-year period, 6.54%; Class C—1-year period, 9.87%; 5-year period, 9.33%; 10-year period, 6.52%; Class Y—1-year period, 11.41%; 5-year period, 10.18%; 10-year period, 7.35%; Class P—1-year period, 9.27%; 5-year period, 7.96%; 10-year period, 5.20%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.09% and 1.06%; Class C—1.53% and 1.53%; Class Y—0.96% and 0.81%; and Class P—0.84% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	6.1 yrs.
Weighted average maturity	7.7 yrs.
Average coupon	3.67%
Net assets (mm)	$908.5
Number of holdings	316
Portfolio composition[1]	07/31/12
Bonds, notes and loan assignments	91.2%
Preferred stock	0.8
Investments sold short	(1.9)
Swaptions, swaps and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	9.2
Total	100.0%
Quality diversification[1]	07/31/12
US government and agency securities	54.5%
AAA	3.0
AA	4.0
A	9.0
BBB	7.5
BB	2.9
B	1.5
Below B/non-rated	8.8
Preferred stock	0.8
Investments sold short	(1.9)
Swaptions, swaps and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	9.2
Total	100.0%
Asset allocation[1]	07/31/12
US government obligations	35.1%
Collateralized mortgage obligations	22.8
Corporate notes	18.5
US government agency mortgage pass-through certificates	4.7
Non-US government obligations	4.5
Municipal bonds and notes	2.8
Asset-backed securities	1.6
Loan assignments	1.2
Preferred stock	0.8
Investments sold short	(1.9)
Swaptions, futures, swaps and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	9.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
US government obligations—35.13%
US Treasury Bonds 8.000%, due 11/15/21[2]	23,500,000	$37,234,646
US Treasury Inflation Index Bonds (TIPS) 0.125%, due 01/15/22	25,080,874	27,075,581
1.750%, due 01/15/28	10,092,676	13,051,092
2.000%, due 01/15/26	2,663,239	3,485,722
2.375%, due 01/15/25	1,463,088	1,971,853
2.375%, due 01/15/27	3,646,816	5,029,474
2.500%, due 01/15/29	2,033,836	2,915,536
US Treasury Notes 0.875%, due 02/28/17	22,900,000	23,256,026
2.000%, due 11/15/21[2]	71,300,000	74,976,371
2.000%, due 02/15/22	61,700,000	64,736,812
3.125%, due 05/15/21[2]	56,800,000	65,430,930
Total US government obligations (cost—$300,873,497)		319,164,043
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23	5,865	6,097
1.625%, due 07/20/25	7,693	7,976
1.625%, due 01/20/26	14,570	15,124
2.375%, due 05/20/26	23,852	24,819
Total government national mortgage association certificates (cost—$52,480)		54,016
Federal home loan mortgage corporation certificates*—0.18%
FHLMC 7.645%, due 05/01/25	1,263,389	1,520,805
FHLMC ARM 5.683%, due 03/01/36	131,710	143,203
Total federal home loan mortgage corporation certificates (cost—$1,398,233)		1,664,008
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	33,665	33,665
FHA Reilly 7.430%, due 10/01/20	11,224	11,224
Total federal housing administration certificates (cost—$47,516)		44,889
Federal national mortgage association certificates*—4.50%
FNMA 3.500%, due 11/01/21[2]	4,155,319	4,464,138
3.500%, due 12/01/25	1,539,365	1,637,307
3.500%, due 06/01/27	1,000,000	1,055,313
4.000%, due 02/01/41[2]	9,014,623	9,675,315
4.000%, due 01/01/42	510,051	547,592

	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
4.000%, due 06/01/42[2]	5,000,000	$5,317,188
4.500%, due 04/01/29	1,329,070	1,439,847
4.500%, due 08/01/35[2]	152,373	165,025
4.500%, due 08/01/41[2]	463,004	503,187
5.396%, due 11/01/34	11,122,592	13,002,056
FNMA ARM 1.547%, due 08/01/40	115,075	117,190
2.282%, due 05/01/30	92,032	97,723
2.343%, due 04/01/27	25,936	27,653
2.352%, due 05/01/27	32,319	34,521
5.169%, due 10/01/35	187,562	198,048
5.273%, due 09/01/35	166,791	178,520
5.327%, due 11/01/35	285,672	308,883
5.347%, due 01/01/36	288,062	311,198
5.532%, due 03/01/36	235,038	254,770
5.547%, due 12/01/35	174,345	188,983
5.596%, due 02/01/36	276,277	299,694
5.609%, due 03/01/36	181,925	196,236
5.691%, due 03/01/36	305,328	331,985
5.693%, due 01/01/36	161,859	173,985
5.794%, due 03/01/36	223,578	243,489
5.823%, due 06/01/36	52,940	57,543
FNMA ARM COFI 3.250%, due 11/01/26[3]	74,612	68,630
Total federal national mortgage association certificates (cost—$38,223,077)		40,896,019
Collateralized mortgage obligations—22.84%
ARM Trust, Series 2005-5, Class 2A1 3.114%, due 09/25/35	367,956	305,234
Banc of America Funding Corp., Series 2005-D, Class A1 2.614%, due 05/25/35[4]	2,878,129	2,951,933
Series 2007-3, Class 2A1 5.500%, due 09/25/34	653,655	651,228
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 1.999%, due 11/15/15[4,5]	3,076,795	2,938,309
Series 2010-UB5, Class A4A 5.635%, due 02/17/51[4,5]	2,500,000	2,806,260
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.605%, due 07/20/32[4]	6,420	6,339
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.567%, due 10/25/33[4]	38,156	32,360
Series 2004-9, Class 2A1 2.703%, due 09/25/34[4]	905,779	696,548
Series 2005-7, Class 22A1 2.930%, due 09/25/35[4]	1,442,543	1,012,055

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2006-1, Class 21A2 2.865%, due 02/25/36[4]	1,433,621	$671,356
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 5.579%, due 04/25/33	26,554	26,404
Series 2003-1, Class 6A1 2.634%, due 04/25/33	80,879	79,348
Series 2003-5, Class 2A1 2.765%, due 08/25/33	528,830	533,029
Series 2004-3, Class 1A2 3.099%, due 07/25/34	395,148	347,670
Series 2004-6, Class 2A1 2.919%, due 09/25/34	1,984,230	1,610,641
Series 2004-7, Class 1A1 2.952%, due 10/25/34	495,919	391,587
Series 2004-9, Class 22A1 3.201%, due 11/25/34	55,917	55,993
Series 2005-2, Class A1 2.570%, due 03/25/35	1,703,514	1,695,261
Series 2005-5, Class A2 2.250%, due 08/25/35	3,082,021	2,888,553
Series 2005-9, Class A1 2.400%, due 10/25/35	2,023,121	1,793,239
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,035,310
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,951,652	1,997,750
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.600%, due 05/25/35[4]	928,596	877,155
Series 2005-4, Class A 5.332%, due 08/25/35[4]	3,327,180	3,246,200
Series 2005-6, Class A2 2.340%, due 09/25/35[4]	211,033	189,385
Series 2005-6, Class A3 1.990%, due 09/25/35[4]	35,022	34,608
Series 2006-AR1, Class 1A1 2.530%, due 10/25/35[4]	4,876,595	4,131,963
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	266,762	276,636
Series 2005-62, Class 2A1 1.147%, due 12/25/35[4]	616,143	372,026
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,331,192	910,552
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4,5]	1,247,614	1,248,419
Series 2004-12, Class 11A1 3.003%, due 08/25/34[4]	659,854	498,337

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2 3.003%, due 08/25/34[4]	424,192	$336,348
Series 2004-12, Class 12A1 2.862%, due 08/25/34[4]	154,485	122,247
Series 2005-HYB9, Class 5A1 2.610%, due 02/20/36[4]	435,252	287,162
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class B4 6.100%, due 06/10/32[5]	2,563,539	2,606,417
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	79,712	89,271
Series 1367, Class KA 6.500%, due 09/15/22	1,609	1,794
Series 1502, Class PX 7.000%, due 04/15/23	430,442	495,456
Series 1503, Class PZ 7.000%, due 05/15/23	148,498	170,472
Series 1534, Class Z 5.000%, due 06/15/23	150,241	150,176
Series 1548, Class Z 7.000%, due 07/15/23	113,606	132,306
Series 1562, Class Z 7.000%, due 07/15/23	187,621	215,591
Series 1694, Class Z 6.500%, due 03/15/24	81,909	86,333
Series 2061, Class Z 6.500%, due 06/15/28	304,990	315,392
Series 2400, Class FQ 0.749%, due 01/15/32[4]	165,394	166,662
Series 2579, Class DZ 5.000%, due 03/15/34	7,577,921	8,498,834
Series 2764, Class LZ 4.500%, due 03/15/34	2,907,943	3,213,597
Series 2764, Class ZG 5.500%, due 03/15/34	5,529,233	6,250,819
Series 2835, Class JZ 5.000%, due 08/15/34	1,999,396	2,174,204
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	7,082,248
Series 2983, Class TZ 6.000%, due 05/15/35	6,603,129	7,634,539
Series 3149, Class CZ 6.000%, due 05/15/36	9,195,799	10,649,165
Series G23, Class KZ 6.500%, due 11/25/23	125,380	141,495
Series T-054, Class 2A 6.500%, due 02/25/43	895,547	1,001,285
Series T-058, Class 2A 6.500%, due 09/25/43	3,391,165	3,961,398
Series T-075, Class A1 0.286%, due 12/25/36[4]	1,800,611	1,789,061

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.614%, due 08/25/35[4]	106,392	$89,303
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	6,525	7,122
Series 1992-040, Class ZC 7.000%, due 07/25/22	18,673	21,032
Series 1992-129, Class L 6.000%, due 07/25/22	8,720	9,746
Series 1993-037, Class PX 7.000%, due 03/25/23	24,022	27,422
Series 1993-060, Class Z 7.000%, due 05/25/23	136,513	156,803
Series 1993-065, Class ZZ 7.000%, due 06/25/13	26,519	27,028
Series 1993-070, Class Z 6.900%, due 05/25/23	21,297	24,307
Series 1993-096, Class PZ 7.000%, due 06/25/23	122,641	140,946
Series 1993-160, Class ZB 6.500%, due 09/25/23	42,276	47,641
Series 1993-163, Class ZB 7.000%, due 09/25/23	11,662	13,399
Series 1994-023, Class PX 6.000%, due 08/25/23	134,904	139,864
Series 1998-066, Class FG 0.546%, due 12/25/28[4]	90,289	90,461
Series 1999-W4, Class A9 6.250%, due 02/25/29	653,031	746,536
Series 2000-034, Class F 0.696%, due 10/25/30[4]	12,421	12,468
Series 2002-080, Class A1 6.500%, due 11/25/42	1,628,699	1,835,850
Series 2003-064, Class AH 6.000%, due 07/25/33	7,906,492	8,897,389
Series 2003-W8, Class 2A 7.000%, due 10/25/42	86,388	100,934
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	1,331,754	1,504,900
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,871,991	2,180,285
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,640,789	1,861,997
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,893,220	9,055,634
Series 2005-120, Class ZU 5.500%, due 01/25/36	8,610,786	9,751,345
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,255,140
GNMA REMIC, Trust Series 2000-009, Class FG 0.849%, due 02/16/30[4]	109,653	110,932

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust Series 2002-031, Class FW 0.649%, due 06/16/31[4]	114,674	$115,494
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	16,341,778	18,707,855
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	7,178,050	8,902,215
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 1.103%, due 03/06/20[4,5]	1,783,204	1,776,751
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.644%, due 09/25/35[4]	1,685,438	1,670,849
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.597%, due 01/19/35[4]	118,618	75,928
Series 2005-4, Class 3A1 3.090%, due 07/19/35[4]	623,311	458,811
Housing Security, Inc., Series 1992-8, Class B 2.923%, due 06/25/24[4]	228,405	221,467
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1 5.287%, due 11/25/35[4]	4,376,785	4,147,476
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.505%, due 01/20/17[3,4]	197,714	198,420
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.456%, due 04/25/46[4]	1,793,543	777,363
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.696%, due 12/25/36[4]	1,577,299	477,510
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,254,115
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.625%, due 04/20/35[4]	2,501,373	2,441,347
Series 2007-3, Class 1A1 0.447%, due 07/20/36[4]	586,380	489,512
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	206,862	229,085
Series 2000-20K, Class 1 7.220%, due 11/01/20	323,345	364,478
Series 2002-20K, Class 1 5.080%, due 11/01/22	1,837,597	2,038,876
Series 2003-20I, Class 1 5.130%, due 09/01/23	383,776	424,663
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,045,115	1,162,534

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2004-P10A, Class 1 4.504%, due 02/10/14	1,164,833	$1,198,933
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,432,099	1,608,805
Series 2007-20D, Class 1 5.320%, due 04/01/27	4,131,937	4,709,427
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.786%, due 07/25/34	1,237,718	1,180,045
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.907%, due 09/19/32[4]	391,609	362,104
Series 2006-AR3, Class 11A1 0.456%, due 04/25/36[4]	4,355,633	2,669,088
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,614,641	1,582,656
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.547%, due 06/25/42[4]	51,998	44,907
Series 2005-AR1, Class A1A 0.566%, due 01/25/45[4]	141,704	126,097
Series 2005-AR13, Class A1A1 0.536%, due 10/25/45[4]	1,642,439	1,396,277
Series 2005-AR2, Class 2A1A 0.556%, due 01/25/45[4]	165,002	146,258
Series 2006-AR2, Class 2A1 5.100%, due 03/25/36[4]	1,696,349	1,522,129
Series 2006-AR7, Class 3A 2.618%, due 07/25/46[4]	2,479,279	2,041,233
Series 2006-AR9, Class 1A 1.147%, due 08/25/46[4]	1,779,908	1,164,563
Series 2006-AR9, Class 2A 2.618%, due 08/25/46[4]	1,380,836	1,104,523
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.692%, due 12/25/33[4]	569,207	577,872
Series 2004-CC, Class A1 2.609%, due 01/25/35[4]	286,366	278,490
Series 2006-AR2, Class 2A1 2.616%, due 03/25/36[4]	2,126,725	1,928,484
Series 2006-AR8, Class 1A1 2.636%, due 04/25/36[4]	936,411	915,340
Total collateralized mortgage obligations (cost—$193,911,275)		207,484,424
Asset-backed securities—1.55%
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.773%, due 12/18/49[4,5]	1,200,000	1,361,785

	Face amount[1]		Value
Asset-backed securities—(concluded)
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[6]		702,607	$459,087
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.069%, due 09/15/29[4]		60,720	47,354
EFS Volunteer LLC, Series 2010-1, Class A1 1.301%, due 10/26/26[4,5]		665,193	663,372
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.767%, due 06/01/17[4,5]		1,624,456	1,601,777
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30		225,978	238,088
SLC Student Loan Trust, Series 2008-2, Class A2 0.918%, due 06/15/17[4]		4,239,556	4,236,973
SLM Student Loan Trust, Series 2008-9, Class A 1.951%, due 04/25/23[4]		5,307,474	5,483,167
Total asset-backed securities (cost—$14,091,367)			14,091,603
Corporate notes—18.44%
Airlines—0.72%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19		2,573,511	2,766,525
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19		180,349	204,245
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19[6]		3,508,788	3,543,876
			6,514,646
Banking-non-US—3.56%
Banco Bradesco SA 2.566%, due 05/16/14[4,5]		4,100,000	4,099,742
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]		1,800,000	1,872,000
Banco Santander Brasil SA 2.568%, due 03/18/14[4,5]		4,200,000	4,067,490
4.250%, due 01/14/16[5,7]		3,500,000	3,489,640
DNB Bank ASA 3.200%, due 04/03/17[5]		4,900,000	5,061,210
Eksportfinans ASA 0.660%, due 10/07/13[4]		100,000	95,910
0.661%, due 04/05/13[4]		200,000	194,829
0.890%, due 06/16/15	JPY	100,000,000	1,081,306
1.600%, due 03/20/14	JPY	2,000,000	23,943
2.000%, due 09/15/15		1,000,000	897,500
2.375%, due 05/25/16		200,000	178,500

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
2.875%, due 11/16/16	CHF	100,000	$95,770
3.000%, due 11/17/14		100,000	95,500
4.750%, due 06/11/13	EUR	100,000	124,885
5.500%, due 05/25/16		500,000	488,750
5.500%, due 06/26/17		200,000	196,000
Export-Import Bank of Korea 5.125%, due 06/29/20		400,000	452,360
5.875%, due 01/14/15		2,600,000	2,844,660
ICICI Bank Ltd. 5.000%, due 01/15/16[8]		2,500,000	2,543,707
5.500%, due 03/25/15[5]		3,000,000	3,102,000
6.625%, due 10/03/12[5]		1,000,000	1,006,743
LBG Capital No.1 PLC 8.500%, due 12/17/21[4,5,9]		400,000	368,000
			32,380,445
Banking-US—0.77%
Bank of America Corp. 5.650%, due 05/01/18		1,100,000	1,214,392
5.750%, due 12/01/17		1,000,000	1,103,996
6.000%, due 09/01/17		1,000,000	1,115,497
Bank of America Corp. MTN 1.867%, due 01/30/14[4]		2,900,000	2,898,721
JPMorgan Chase Bank N.A. 0.798%, due 06/13/16[4]		400,000	373,066
0.920%, due 05/31/17[4]	EUR	300,000	335,899
			7,041,571
Beverages—0.51%
Pernod-Ricard SA 5.750%, due 04/07/21[5]		4,000,000	4,671,584
Diversified financials—2.93%
American Express Co. 6.800%, due 09/01/66[4]		3,800,000	4,037,500
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/24[10,11]		600,000	609,000
Goldman Sachs Group, Inc. 0.853%, due 07/22/15[4]		300,000	280,808
0.918%, due 03/22/16[4]		1,200,000	1,107,617
0.958%, due 01/12/15[4]		1,100,000	1,052,181
3.700%, due 08/01/15		1,700,000	1,743,160
5.150%, due 01/15/14		4,500,000	4,697,653
5.950%, due 01/18/18		3,200,000	3,556,694
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/49[12]		1,900,000	456,000
1.000%, due 12/30/16[12]		900,000	216,000
5.625%, due 01/24/13[12]		4,500,000	1,091,250
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		6,700,000	7,733,502
			26,581,365

	Face amount[1]	Value
Corporate notes—(continued)
Diversified operations—0.34%
Sinochem Overseas Capital Co. Ltd. 4.500%, due 11/12/20[5]	800,000	$825,625
6.300%, due 11/12/40[5]	2,000,000	2,240,406
		3,066,031
Electric utilities—0.21%
PSE&G Power LLC 5.000%, due 04/01/14	1,800,000	1,910,013
Electric-generation—0.76%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[5]	6,278,000	6,787,774
6.250%, due 06/17/14	100,000	108,120
		6,895,894
Electric-integrated—0.95%
Centrais Eletricas Brasileiras SA
6.875%, due 07/30/19[5]	200,000	237,000
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,420,420
		8,657,420
Finance-noncaptive diversified—0.65%
Ford Motor Credit Co. LLC 7.500%, due 08/01/12	200,000	200,000
8.000%, due 06/01/14	1,100,000	1,221,641
8.700%, due 10/01/14	4,000,000	4,525,724
		5,947,365
Financial services—3.17%
Ally Financial, Inc. 3.667%, due 02/11/14[4]	1,100,000	1,109,856
3.868%, due 06/20/14[4]	2,900,000	2,914,413
Citigroup, Inc. 2.167%, due 05/15/18[4]	900,000	857,192
4.587%, due 12/15/15	400,000	425,584
5.500%, due 10/15/14	250,000	267,063
8.500%, due 05/22/19	4,000,000	5,078,816
HSBC Finance Corp. 6.676%, due 01/15/21	1,400,000	1,561,079
JPMorgan Chase & Co. 4.250%, due 10/15/20	3,500,000	3,791,977
4.400%, due 07/22/20	600,000	655,142
6.300%, due 04/23/19	400,000	481,416
Morgan Stanley 2.052%, due 01/24/14[4]	1,000,000	985,180
7.300%, due 05/13/19	4,070,000	4,491,461
Morgan Stanley MTN 6.000%, due 04/28/15	3,100,000	3,284,540
SLM Corp. MTN 5.125%, due 08/27/12	1,400,000	1,400,029

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate notes—(concluded)
Financial services—(concluded)
SLM Corp., Series A MTN 5.000%, due 10/01/13		700,000	$724,500
5.375%, due 01/15/13		800,000	812,029
			28,840,277
Insurance—1.97%
American International Group, Inc. 6.765%, due 11/15/17[5]	GBP	773,000	1,358,218
8.175%, due 05/15/58[4]		6,400,000	7,296,000
8.250%, due 08/15/18		4,100,000	5,051,266
8.625%, due 05/22/38[4,8]	GBP	750,000	1,220,571
Progressive Corp. 6.700%, due 06/15/37[4]		2,800,000	2,982,000
			17,908,055
Media—0.16%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,452,112
Oil & gas—0.47%
Southwestern Energy Co. 7.500%, due 02/01/18		3,506,000	4,241,023
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	363,074
Oil services—0.21%
BP Capital Markets PLC 3.625%, due 05/08/14		200,000	210,457
El Paso Corp. 7.000%, due 06/15/17		1,241,000	1,421,969
TNK-BP Finance SA 7.875%, due 03/13/18[8]		200,000	236,500
			1,868,926
Retail—0.40%
Macy's Retail Holdings, Inc. 7.875%, due 07/15/15[6]		3,100,000	3,659,280
Special purpose entity—0.23%
IPIC GMTN Ltd. 3.125%, due 11/15/15[5]		2,000,000	2,065,000
Steel producers/products—0.16%
CSN Resources SA 6.500%, due 07/21/20[5]		1,000,000	1,082,500
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]		300,000	344,250
			1,426,750
Tobacco—0.23%
Reynolds American, Inc. 7.250%, due 06/15/37		1,600,000	2,062,663
Total corporate notes (cost—$157,771,634)			167,553,494

	Face amount[1]		Value
Loan assignments—1.24%
Cable—0.25%
Charter Communications Operating, LLC Extended Term Loan 3.500%, due 09/6/16		2,285,436	$2,275,289
Diversified financial services—0.38%
First Data Corp. Term Loan B2 2.997%, due 09/24/14		626,768	608,228
Springleaf Financial Funding Co. Term Loan 5.500%, due 05/10/17		3,000,000	2,863,740
			3,471,968
Health care—0.61%
Biomet, Inc. Term Loan B 3.246%, due 03/25/15		1,461,705	1,447,893
3.246%, due 03/25/15		97,686	111,376
3.468%, due 03/25/15		2,162,459	2,153,277
Fresenius Medical Care Holdings, Inc. Tranche B Term Loan 1.836%, due 03/31/13		1,785,005	1,783,416
			5,495,962
Total loan assignments (cost—$11,282,034)			11,243,219
Non-US government obligations—4.50%
Emirate of Abu Dhabi 6.750%, due 04/08/19[5]		2,300,000	2,926,750
Mexican Bonos, Series M 10.000%, due 12/05/24	MXN	12,500,000	1,338,508
Mexico Government International Bond 6.050%, due 01/11/40		1,600,000	2,212,000
Notas do Tesouro Nacional, Series F 10.000%, due 01/01/13	BRL	783,000	385,852
10.000%, due 01/01/14	BRL	3,880,000	1,942,669
10.000%, due 01/01/17	BRL	29,806,000	15,093,836
Republic of Korea 7.125%, due 04/16/19		400,000	514,682
State of Qatar 4.000%, due 01/20/15[5]		4,300,000	4,542,950
5.250%, due 01/20/20[5]		2,100,000	2,467,500
6.400%, due 01/20/40[5]		200,000	274,000
United Kingdom Gilt 4.500%, due 12/07/42	GBP	4,400,000	9,141,257
Total non-US government obligations (cost—$40,011,128)			40,840,004
Municipal bonds and notes—2.79%
Education—1.29%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	351,756

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Municipal bonds and notes—(continued)
Education—(concluded)
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25	3,200,000	$3,554,784
4.500%, due 01/01/28	3,800,000	4,145,268
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	116,033
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22	2,000,000	2,344,500
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.010%, due 01/01/21[13]	1,600,000	1,218,752
		11,731,093
General obligation—0.36%
California State (Build America Bonds) 7.500%, due 04/01/34	1,400,000	1,824,200
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,423,368
		3,247,568
Tobacco—0.19%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	404,060
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,096,489
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	202,998
		1,703,547
Transportation—0.72%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	2,065,965
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,639,617

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Transportation—(concluded)
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	$904,169
		6,609,751
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	118,271
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,967,750
		2,086,021
Total municipal bonds and notes (cost—$21,070,051)		25,377,980
	Number of shares
Preferred stock[14]—0.82%
Commercial banks—0.82%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,404,800
	Face amount[1]
Certificates of deposit—2.13%
Banking-non-US—2.13%
Banco Bradesco SA 1.800%, due 01/24/13[10,11]	3,800,000	3,800,000
Banco Do Brasil SA 0.100%, due 03/26/13	7,200,000	7,097,995
Itau Unibanco SA New York 1.000%, due 03/26/13	8,600,000	8,465,191
Total certificates of deposit (cost—$19,363,186)		19,363,186
Short-term US government obligations[15]—0.06%
US Treasury Bills 0.068%, due 09/06/12	413,000	412,971
0.069%, due 09/13/12	176,000	175,985
Total short-term US government obligations (cost—$588,915)		588,956

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Repurchase agreements—6.49%
Repurchase agreement dated 07/09/12 with JPMorgan Securities LLC, 0.200% due 08/01/12, collateralized by $8,247,500 Government National Mortgage Association obligations, 2.625% due 11/15/20; (value—$9,202,546); proceeds: $9,001,150	9,000,000	$9,000,000
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $141,187 Federal National Mortgage Association obligations, 0.740% due 06/04/15, and $185,120 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$328,443); proceeds: $322,000	288,000	288,000
Repurchase agreement dated 07/31/12 with Credit Suisse Securities (USA) LLC, 0.200% due 08/01/12, collateralized by $14,659,000 Government National Mortgage obligations, 0.250% due 07/15/15; (value—$14,644,560); proceeds: $14,300,079	14,300,000	14,300,000
Repurchase agreement dated 07/31/12 with Deutsche Bank Securities, Inc., 0.170% due 05/31/14, collateralized by $8,460,000 Government National Mortgage obligations, 0.250% due 02/15/21; (value—$8,469,473); proceeds: $8,300,039	8,300,000	8,300,000
Repurchase agreement dated 07/31/12 with Goldman Sachs & Co., 0.180% due 08/01/12, collateralized by $10,277,000 Federal National Mortgage Association obligations, 3.000% due 06/01/27; (value—$10,818,971); proceeds: $10,500,053	10,500,000	10,500,000
Repurchase agreement dated 07/31/12 with Citigroup Global Markets, Inc., 0.170% due 08/01/12, collateralized by $16,590,000 Government National Mortgage Association obligations, 1.250% due 03/15/14; (value—$16,945,778); proceeds: $16,600,078	16,600,000	16,600,000
Total repurchase agreements (cost—$58,988,000)		58,988,000

	Notional amount		Value
Swaptions purchased—0.02%
Put swaptions purchased—0.02%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.273%, expires 09/24/12 (Counterparty: Credit Suisse International; receive floating rate); underlying swap terminates 09/26/42[10]	USD	18,500,000	$9,206
3 Month USD LIBOR Interest Rate Swap, strike @ 3.750%, expires 01/14/13 (Counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 01/16/43[10]	USD	15,400,000	160,724
Total swaptions purchased (cost—$1,600,709)			169,930
	Number of shares
Investment of cash collateral from securities loaned—0.20%
Money market fund—0.20%
UBS Private Money Market Fund LLC[16] (cost—$1,841,523)		1,841,523	1,841,523
Total investments before investments sold short (cost—$864,925,445)—100.91%			916,770,094
	Face amount[1]
Investments sold short—(1.94)%
FNMA TBA*
3.500%, due 08/01/27		(2,000,000)	(2,118,125)
4.000%, due 04/01/42		(14,000,000)	(14,962,657)
4.500%, due 09/01/42		(500,000)	(540,312)
Total investments sold short (proceeds—$17,544,375)—(1.94)%			(17,621,094)
Other assets in excess of liabilities—1.03%			9,350,682
Net assets—100.00%			$908,499,682

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

For a listing of defined portfolio acronyms, counterparty acronyms, and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes before investments sold short, was $866,429,949; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$63,174,323
Gross unrealized depreciation	(12,834,178)
Net unrealized appreciation	$50,340,145

Written swaptions10

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	43,200	3 Month USD LIBOR Interest
		Rate Swap, strike @ 2.850%;
		terminating 09/26/22	CSI	Pay	09/24/12	$959,040	$(942)	$958,098
USD	58,100	3 Month USD LIBOR Interest Rate Swap, strike @ 3.750%; terminating 01/16/23	RBS	Pay	01/14/13	798,875	(172,563)	626,312
						$1,757,915	$(173,505)	$1,584,410

Written swaption activity for the year ended July 31, 2012 was as follows:

Premiums received
Swaptions outstanding at July 31, 2011	$318,000
Swaptions written	2,145,995
Swaptions terminated in closing purchase transactions	(706,080)
Written swaptions outstanding at July 31, 2012	$1,757,915

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CAD	56,834,000	USD	55,291,371	09/20/12	$(1,321,524)
BB	USD	8,542,104	KRW	9,918,664,200	09/28/12	197,935
BB	USD	25,210	TWD	742,952	11/30/12	(408)
BNP	GBP	7,172,000	USD	11,089,354	09/12/12	(155,013)
CITI	JPY	755,387,000	USD	9,677,141	09/10/12	4,317
CITI	SGD	5,415	USD	4,332	08/03/12	(20)
CSI	USD	159,084	CAD	161,000	09/20/12	1,290
DB	USD	1,450,000	CNY	9,352,500	02/01/13	5,814
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(862,562)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(116,290)
GSCM	USD	22,066,713	CAD	22,704,000	09/20/12	548,960
HSBC	BRL	33,006,313	USD	16,890,800	08/02/12	783,874
HSBC	INR	12,097,070	USD	208,283	10/03/12	(6,566)
HSBC	MXN	16,669,543	USD	1,231,042	12/03/12	(7,858)
HSBC	USD	16,101,426	BRL	33,006,313	08/02/12	5,500

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
HSBC	USD	249,525	CAD	255,000	09/20/12	$4,483
HSBC	USD	1,243,439	MXN	16,669,543	08/15/12	8,531
HSBC	USD	33,423	MYR	106,295	10/16/12	369
JPMCB	AUD	15,316,000	USD	15,642,001	08/30/12	(412,245)
JPMCB	GBP	5,770,000	USD	9,014,183	09/12/12	(32,108)
JPMCB	MXN	16,669,543	USD	1,275,210	08/15/12	23,240
JPMCB	USD	170,013	CNY	1,083,236	02/01/13	(1,396)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(615,089)
JPMCB	USD	43,626	MXN	590,875	12/03/12	288
MSC	BRL	33,006,313	USD	16,101,426	08/02/12	(5,500)
MSC	BRL	33,006,313	USD	15,981,365	10/02/12	52,830
MSC	USD	16,140,006	BRL	33,006,313	08/02/12	(33,080)
MSC	USD	33,418	IDR	327,400,000	01/30/13	307
RBC	USD	25,890,165	CAD	26,707,000	09/20/12	712,935
RBS	CAD	94,000	USD	91,484	09/20/12	(2,150)
RBS	EUR	22,013,000	USD	27,020,070	10/15/12	(89,642)
RBS	SGD	5,415	USD	4,303	10/22/12	(49)
RBS	USD	4,301	SGD	5,415	08/03/12	50
						$(1,310,777)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	BRL	21,000	01/02/15	Brazil CETIP Interbank Deposit Rate	9.010%	$(1,716)	$152,957	$151,241
BB	BRL	5,300	01/02/15	Brazil CETIP Interbank Deposit Rate	10.115	—	96,453	96,453
BB	AUD	200	06/15/22	6 Month AUD LIBOR	4.750	1,196	16,354	17,550
BB	CAD	40,400	06/15/22	3 Month CAD BA CDOR	3.000	—	606,541	606,541
CITI	AUD	8,700	12/15/21	6 Month AUD LIBOR	5.750	91,616	1,438,016	1,529,632
CITI	AUD	1,700	06/15/22	6 Month AUD LIBOR	4.750	10,566	139,012	149,578
DB	BRL	18,200	01/02/15	Brazil CETIP Interbank Deposit Rate	10.140	(5,311)	335,397	330,086
DB	USD	6,100	06/20/22	3 Month USD LIBOR	2.500	268,498	(521,154)	(252,656)
DB	AUD	13,900	03/15/23	6 Month AUD LIBOR	4.000	77,043	123,651	200,694
GS	USD	27,500	07/10/16	Federal Funds Effective Rate	0.783	(5,878)	23,760	17,882
GS	AUD	2,100	03/15/23	6 Month AUD LIBOR	4.000	8,327	18,681	27,008
JPMCB	BRL	2,100	01/02/15	Brazil CETIP Interbank Deposit Rate	9.980	—	35,332	35,332
HSBC	BRL	37,900	01/02/15	Brazil CETIP Interbank Deposit Rate	10.135	(9,318)	696,441	687,123
MSC	BRL	31,100	01/02/15	Brazil CETIP Interbank Deposit Rate	10.605	(202,485)	709,457	506,972
						$232,538	$3,870,898	$4,103,436

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

Credit default swaps on corporate issues—buy protection18

					Rate type
Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	3,100	09/20/15	7.150%	$—	$(609,958)	$(609,958)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	177,684	(38,846)
CITI	Valero Energy Corp. bond, 8.750%, due 06/15/30	USD	300	12/20/13	3.400	—	(11,855)	(11,855)
CSI	Time Warner, Inc. bond, 9.125%, due 01/15/13	USD	1,400	03/20/13	1.450	—	(11,979)	(11,979)
DB	Bank of America Corp. bond, 5.750%, due 12/01/17	USD	3,200	12/20/17	1.020	—	221,562	221,562
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	113,072	(28,220)
						$(357,822)	$(121,474)	$(479,296)

Credit default swaps on credit indicies—buy protection18

					Rate type
Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Upfront payments made	Value	Unrealized depreciation
BOA	iTraxx Europe Crossover Series 17	EUR	1,900	06/20/17	5.000	$(153,917)	$117,965	$(35,952)

Credit default swaps on corporate and sovereign issues—sell protection20

				Rate type
Counterparty	Referenced obligations[19]	Notional amount (000)	Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[21]
BB	BP Capital Markets America bond, 4.200%, due 06/15/18	EUR500	06/20/15	1.000%	$75,251	$6,471	$81,722	0.63%
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD5,500	06/20/16	1.000	15,937	(7,904)	8,033	1.04
BB	Italy Republic bond, 1.000%, due 06/20/17	EUR1,400	06/20/17	1.000	258,683	(219,077)	39,606	4.04
BB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD3,900	03/20/13	2.030	—	25,991	25,991	0.99
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR1,000	06/20/17	1.000	186,902	(156,483)	30,419	4.04
BOA	Lloyds TSB Bank PLC, 3.375%, due 04/15/20	EUR3,600	09/20/17	3.000	(29,719)	89,056	59,337	2.57
CITI	El Paso Corp. bond, 6.875%, due 06/15/14	USD1,800	03/20/14	5.000	88,920	112,380	201,300	1.17
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD200	06/20/15	5.000	(3,642)	25,044	21,402	0.63
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD1,200	06/20/15	5.000	(18,409)	150,265	131,856	0.63

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

Credit default swaps on corporate and sovereign issues—sell protection20—(concluded)

					Rate type
Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[21]
CSI	Citigroup Inc. bond, 1.000%, due 09/20/17	USD	8,100	09/20/14	1.000%	$101,686	$(101,686)	$—	1.59%
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR2,900		09/20/17	3.000	(30,375)	71,739	41,364	2.57
DB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD3,000		03/20/13	2.073	—	20,819	20,819	0.99
DB	Australian Government bond, 6.500%, due 05/15/13	USD800		03/20/15	1.000	(13,030)	15,870	2,840	0.25
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD700		06/20/15	5.000	(24,474)	87,655	63,181	0.63
DB	Australian Government bond, 6.500%, due 05/15/13	USD900		03/20/16	1.000	(20,248)	20,300	52	0.38
MSCI	China International Government bond, 4.750%, due 10/29/13	USD4,100		09/20/16	1.000	17,807	22,535	40,342	0.87
						$605,289	$162,975	$768,264

Centrally cleared interest rate swap agreement

			Rate type
Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation
USD	97,400	09/21/21	3 Month USD LIBOR	4.000%	$7,952,503	$3,500,770

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$319,164,043	$—	$319,164,043
Government national mortgage association certificates	—	54,016	—	54,016
Federal home loan mortgage corporation certificates	—	143,203	1,520,805	1,664,008
Federal housing administration certificates	—	—	44,889	44,889
Federal national mortgage association certificates	—	40,827,389	68,630	40,896,019
Collateralized mortgage obligations	—	207,286,004	198,420	207,484,424
Asset-backed securities	—	14,091,603	—	14,091,603
Corporate notes	—	167,553,494	—	167,553,494
Loan assignments	—	11,243,219	—	11,243,219
Non-US government obligations	—	40,840,004	—	40,840,004
Municipal bonds and notes	—	25,377,980	—	25,377,980
Preferred stock	7,404,800	—	—	7,404,800
Certificates of deposit	—	19,363,186	—	19,363,186
Short-term US government obligations	—	588,956	—	588,956

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Repurchase agreements	$—	$58,988,000	$—	$58,988,000
Swaptions purchased	—	169,930	—	169,930
Investment of cash collateral from securities loaned	—	1,841,523	—	1,841,523
Federal national mortgage association certificates sold short	—	(17,621,094)	—	(17,621,094)
Written swaptions	—	(173,505)	—	(173,505)
Forward foreign currency contracts, net	—	(1,310,777)	—	(1,310,777)
Swap agreements, net[22]	—	7,531,134	—	7,531,134
Total	$7,404,800	$895,958,308	$1,832,744	$905,195,852

At July 31, 2012, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2012:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,515,053	$53,247	$92,674	$291,725	$1,952,699
Purchases	—	—	—	—	—
Sales	(54,048)	(8,631)	(18,998)	(87,480)	(169,157)
Accrued discounts/(premiums)	—	(246)	—	—	(246)
Total realized gain/(loss)	(34)	(290)	—	—	(324)
Net change in unrealized appreciation/depreciation	59,834	809	(5,046)	(5,825)	49,772
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,520,805	$44,889	$68,630	$198,420	$1,832,744

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2012 was $59,065.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	89.3%
Brazil	4.0
South Korea	1.2
Venezuela	1.0
Norway	0.9
Qatar	0.8
Cayman Islands	0.7
Mexico	0.6
Bahrain	0.4
British Virgin Islands	0.4
India	0.3
United Arab Emirates	0.3
Guernsey	0.1
Total	100.0%

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short or swaps.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.47% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Security, or portion thereof, was on loan at July 31, 2012.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2012, the value of these securities amounted to 0.44% of net assets.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Illiquid securities and other instruments representing 0.52% of net assets as of July 31, 2012.

11  Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of July 31, 2012, are considered illiquid and restricted.

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as as percentage of net assets	Value at 07/31/12	Value as a percentage of net assets
Banco Bradesco SA 1.800%, due 01/24/13	01/19/11	$3,800,000	0.42%	$3,800,000	0.42%
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/24	06/28/12	600,000	0.07	609,000	0.07

12  Bond interest in default.

13  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase.

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$4,383,525	$286,642,448	$289,184,450	$1,841,523	$983

17  Payments made/received are based on the notional amount.

18  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index. or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

19  Payment from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the referenced obligation.

20  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2012

enter to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

22  Swap agreements are included in the table at value, with the exception of the centrally cleared swap agreement which is included in the table at its unrealized appreciation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 7.56% before the deduction of the maximum PACE Select program fee. (Class P shares returned 5.43% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 8.64%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 8.04%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 64. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio lagged its benchmark during the reporting period. Detractors from performance included the Portfolio's high quality bias and its yield curve positioning. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) Positive contributors to performance included our sector allocation and a modestly long duration position. (Duration measures a portfolio's sensitivity to interest rate changes.)

Having an overweight to revenue bonds, such as hospital and airport issues, was a positive amid steady investor demand for higher income-producing securities in the relatively low interest rate environment. An underweight to general obligation and US Treasury-backed pre-refunded bonds was also a plus, as these lower yielding sectors lagged the benchmark. However, a mitigating factor was a bias toward some of the highest quality securities within the revenue sector, such as essential service water/sewer, utility and special tax bonds, which did not perform as well.

State and local governments displayed a heightened focus on enacting austerity measures, including cutting spending and raising taxes, while issuance was heavily focused on refunding higher cost debt. During the period, tactical positioning within state tax-backed bonds from Illinois and New Jersey was a positive contributor to performance, as profits were captured during the market rally. The Portfolio maintained broad diversification across many geographic regions. The Portfolio's largest state exposure to California was a positive, as the state performed strongly overall. In contrast, an overweight exposure to lagging Texas Permanent School Fund bonds detracted from relative returns.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

Interest rates declined during the reporting period, which benefited our modestly long duration posture. An offsetting factor was the Portfolio's yield curve positioning. In particular, an underweight to bonds in the 10- to 15-year maturity range and an overweight to the 5-year maturity area detracted from relative results. During the reporting period, longer maturity portions of the yield curve outperformed shorter duration bonds, reflecting investor willingness to take on more risk in search of higher yields. Lastly, the Portfolio's underweight to bonds with call features that allow the issuer to opportunistically redeem bonds at a set price detracted from relative returns. These structures performed strongly during the yield curve flattening environment.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	7.21%	5.32%	3.89%
Class C2	6.76	4.81	3.37
Class Y3	7.56	5.57	4.14
Class P4	7.56	5.59	4.14
After deducting maximum sales charge or PACE Select program fee
Class A1	2.41	4.34	3.41
Class C2	6.01	4.81	3.37
Class P4	5.43	3.50	2.07
Barclays US Municipal 3-15 Year Blend Index[5]	8.64	6.33	5.13
Lipper Intermediate Municipal Debt Funds median	8.04	5.18	4.19

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 2.21%; 5-year period, 4.24%; 10-year period, 3.38%; Class C—1-year period, 5.67%; 5-year period, 4.67%; 10-year period, 3.33%; Class Y—1-year period, 7.30%; 5-year period, 5.45%; 10-year period, 4.11%; Class P—1-year period, 5.10%; 5-year period, 3.37%; 10-year period, 2.03%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—0.94% and 0.93%; Class C—1.45% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	4.8 yrs.
Weighted average maturity	7.3 yrs.
Average coupon	5.16%
Net assets (mm)	$316.4
Number of holdings	151
Portfolio composition[1]	07/31/12
Municipal bonds and notes	99.0%
Tax-free money market fund	0.0[2]
Cash equivalents and other assets less liabilities	1.0
Total	100.0%
Top five sectors[1]	07/31/12
Revenue	52.5%
Lease revenue/special revenue	23.2
General obligations	15.4
Pre-refunded	4.1
Other municipals	2.1
Total	97.3%
Top five states[1]	07/31/12
California	12.6%
Florida	11.7
Illinois	10.4
Texas	9.4
New York	8.7
Total	52.8%
Quality diversification[1]	07/31/12
AAA and agency backed securities	10.3%
AA	49.2
A	29.0
BBB	4.2
Non-rated	6.3
Tax-free money market fund	0.0[2]
Cash equivalents and other assets less liabilities	1.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—99.01%
Alabama—0.72%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,271,184
Alaska—2.26%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,167,820
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,651,130
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,332,520
		7,151,470
Arizona—1.86%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,259,640
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,800,585
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,810,422
		5,870,647
California—12.59%
California Health Facilities Financing Authority Revenue Sutter Health Series B 5.250%, due 08/15/23	1,500,000	1,784,640
California State 5.000%, due 03/01/17	2,000,000	2,274,520
5.000%, due 08/01/19	3,000,000	3,448,770
5.250%, due 10/01/20	1,000,000	1,212,620
5.500%, due 04/01/21	3,000,000	3,676,350
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/17	1,000,000	1,195,050
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,655,440
California State Refunding 5.000%, due 04/01/18	1,550,000	1,852,746
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,576,570

	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	$1,500,000	$1,803,660
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A, 5.000%, due 07/01/28	1,845,000	2,168,096
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,974,700
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1]	3,715,000	4,269,130
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	3,003,131
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,942,925
		39,838,348
Colorado—1.47%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,626,915
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	3,034,700
		4,661,615
Florida—11.72%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	2,000,000	2,244,400
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	2,000,000	2,128,120
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,296,920
Citizens Property Insurance Corp. Senior Secured High Account, Series A-1 5.500%, due 06/01/14	1,000,000	1,082,730
5.500%, due 06/01/17	2,835,000	3,279,273
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,754,176

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	$1,065,000	$1,139,316
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/16	1,500,000	1,711,860
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,168,370
Series E 5.000%, due 07/01/19	1,000,000	1,228,020
Florida State Municipal Power Agency Revenue All Requirements Power, Series A 5.250%, due 10/01/20	1,555,000	1,881,239
5.250%, due 10/01/21	2,000,000	2,343,240
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,374,860
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,445,820
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	3,060,400
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,243,854
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	1,000,000	1,120,030
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,149,370
Tampa-Hillsborough County Expressway Authority Revenue (Escrowed to Maturity) (AMBAC Insured) 5.000%, due 07/01/14	640,000	696,025
Tampa-Hillsborough County Expressway Authority Revenue Unrefunded Balance (AMBAC Insured) 5.000%, due 07/01/14	695,000	748,397
		37,096,420
Georgia—2.48%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,593,360

	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with state and local government securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	$1,250,000	$1,338,325
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,143,995
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	1,500,000	1,766,895
		7,842,575
Guam—0.32%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,003,120
Idaho—0.11%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	310,000	315,992
Subseries D-3 5.150%, due 07/01/13[1]	25,000	25,066
		341,058
Illinois—10.38%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,181,810
Chicago (Pre-refunded with state and local government securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	2,000,000	2,133,380
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,726,850
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,250,033
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,047,500
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,377,580

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	$2,440,000	$2,934,661
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	762,465
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,370,172
Illinois State Refunding 5.000%, due 08/01/24	1,000,000	1,129,250
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,435,700
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	3,065,000	3,576,610
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,717,660
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,200,760
		32,844,431
Indiana—1.71%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,656,015
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,434,537
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,313,240
		5,403,792
Iowa—0.34%
Iowa Finance Authority Revenue Revolving Fund (Partially Pre-refunded with US Treasury obligations and state and local government securities to 08/01/12 @ 100) 5.250%, due 02/01/14	1,090,000	1,090,000
Kentucky—0.78%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,482,461

	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—1.00%
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	$2,880,000	$3,155,011
Maryland—1.08%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,186,460
Montgomery County Consolidated Public Improvement Bond Series A 5.000%, due 07/01/21	1,000,000	1,232,080
		3,418,540
Massachusetts—3.21%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,294,950
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,401,150
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,161,160
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	3,013,700
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,157,640
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	1,000,000	1,134,530
		10,163,130
Michigan—4.75%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,656,845
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,818,150
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,772,280
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,516,618

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	$1,500,000	$1,676,535
Series D 5.000%, due 12/01/17	510,000	578,835
		15,019,263
Missouri—2.39%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems, Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,300,720
5.000%, due 11/15/17	2,500,000	2,941,850
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,335,300
		7,577,870
Nevada—1.58%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,756,950
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,249,369
		5,006,319
New Jersey—1.53%
New Jersey Economic Development Authority Revenue Refunding School Facilities Construction Series EE 5.250%, due 09/01/23	1,500,000	1,814,655
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,138,480
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,888,995
		4,842,130
New York—8.71%
Metropolitan Transportation Authority Revenue Transportation Series G 5.000%, due 11/15/18	2,500,000	3,008,375
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	4,093,600

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH, 5.000%, due 06/15/29	$2,500,000	$2,972,600
New York City Series B 5.000%, due 08/01/17	1,750,000	2,097,935
New York City Transitional Finance Authority Revenue Future Tax Secured, Series B 5.000%, due 02/01/23	2,500,000	3,073,500
5.000%, due 02/01/27	2,000,000	2,389,200
New York City, Subseries E-5, 0.140%, due 08/01/16[3]	400,000	400,000
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,794,775
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,807,316
New York State Thruway Authority General Revenue Series I, 5.000%, due 01/01/20	1,500,000	1,806,435
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	2,000,000	2,105,520
		27,549,256
North Carolina—0.37%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,183,270
Ohio—1.14%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,606,900
Pennsylvania—3.25%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,161,340
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,394,340
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,390,568

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	$1,000,000	$1,149,990
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,673,700
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,514,840
		10,284,778
Puerto Rico—3.10%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,621,065
Series C 5.250%, due 01/01/15[1]	1,000,000	1,058,520
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,398,880
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Subseries A 5.500%, due 08/01/23	4,000,000	4,740,840
		9,819,305
South Carolina—1.72%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	3,063,525
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,392,560
		5,456,085
Tennessee—0.95%
Memphis Electric System Revenue Refunding 5.000%, due 12/01/15	2,625,000	3,011,033
Texas—9.39%
Austin Water & Wastewater Systems Revenue Refunding (NATL-RE Insured) 5.000%, due 11/15/17	2,000,000	2,274,560
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	600,000	602,598
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,232,160

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Fort Worth Water & Sewer Revenue Refunding & Improvement 5.000%, due 02/15/23	$1,395,000	$1,717,189
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,897,423
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,383,240
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	2,500,000	3,065,950
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,402,920
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	2,098,285
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,626,422
5.000%, due 09/01/22	1,400,000	1,561,112
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,539,859
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,602,180
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	24,889
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	2,301,528
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with state and local government securities to 02/15/17 @ 100) 5.000%, due 08/15/17	1,805,000	2,149,809
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	231,654
		29,711,778

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Municipal bonds and notes—(continued)
Utah—0.49%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	$1,200,000	$1,355,844
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	190,000	190,450
		1,546,294
Virginia—0.54%
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with state and local government securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	1,600,000	1,712,736
Washington—7.07%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,866,225
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,301,260
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,774,580
Port of Seattle Refunding 5.500%, due 12/01/22[1]	500,000	625,275
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,126,600
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	3,123,900

	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	$1,000,000	$1,103,430
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,736,380
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	5,000	5,046
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,562,731
5.000%, due 07/01/20	2,625,000	3,144,934
		22,370,361
Total municipal bonds and notes (cost—$286,577,355)		313,331,180
	Number of shares
Tax-free money market fund—0.03%
State Street Global Advisors Tax Free Money Market Fund (cost—$99,045)	99,045	99,045
Total investments (cost—$286,676,400)—99.04%		313,430,225
Other assets in excess of liabilities—0.96%		3,024,377
Net assets—100.00%		$316,454,602

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $286,676,400; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$27,079,583
Gross unrealized depreciation	(325,758)
Net unrealized appreciation	$26,753,825

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$313,331,180	$—	$313,331,180
Tax-free money market fund	—	99,045	—	99,045
Total	$—	$313,430,225	$—	$313,430,225

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.57% of net assets as of July 31, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

4  Zero coupon bond; interest rate represents annualized yield at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares declined 2.12% before the deduction of the maximum PACE Select program fee. (Class P shares declined 4.06% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") declined 1.71%, and the Lipper International Income Funds category posted a median decline of 0.85%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 76. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Across the Portfolio, we maintained a preference for economies with relatively strong fundamentals, whether in the developed or emerging market countries. We extended this preference to the Portfolio's credit portion, as we held strong global industrial bonds and nationally important financial institutions. Within the financial sector, we predominantly held the two most senior tiers of the credit structure. During the fiscal year, we believed the lack of economic growth in the world would further differentiate those entities, with sustainable debt from those whose ability to maintain their borrowing was open to question.

During the reporting period, we held countries such as Norway, Canada and Australia as well as the local interest rate markets in Korea and Mexico, where we believed economic conditions were stronger than in the rest of the world. During the period, the overweights to Canada, Korea, Mexico and Australia added to returns. An overweight to core Europe (i.e. Germany) also added to returns versus the benchmark, given the volatility in yields between the peripheral European countries (Portugal, Ireland, Italy and Spain) versus the core. However, we were underweight to France for part of the reporting period.

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James and Malie Conway

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

The 12-month period under review saw several episodes of volatility when so-called "safe" currencies were sought out by investors. In these cases, our preference to underweight the US dollar was a drag on returns, as were our overweight positions to Norway, Australia, Canada and emerging market currencies.

Over most of the period, we were slightly short-duration versus the benchmark. (Duration measures a portfolio's sensitivity to interest rate changes.) This positioning was a modest detractor from performance as rates generally fell during the period.

Our overweight exposure to investment grade credit, with our preference for well-funded, internationally-diversified corporate issuers, was a strong contributor to the Portfolio's results. Our positions in all the various credit sectors also added value through strong issuer selection. In particular, our holdings in the financial sector added the most value.

During the reporting period, derivatives, including interest rate futures and currency forwards, were used to manage our country allocations, duration, yield curve and relative value exposures. They were also utilized to manage our cross market allocations, as well as to hedge asset allocation decisions involving credit. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Global Aggregate ex US Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.33)%	5.73%	5.98%
Class C2	(2.72)	5.24	5.46
Class Y3	(2.04)	6.05	6.29
Class P4	(2.12)	5.97	6.23
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.72)	4.75	5.49
Class C2	(3.40)	5.24	5.46
Class P4	(4.06)	3.87	4.12
Barclays Global Aggregate ex US Index[5]	(1.71)	6.20	7.19
Lipper International Income Funds median	(0.85)	6.20	6.23

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (5.74)%; 5-year period, 4.93%; 10-year period, 5.41%; Class C—1-year period, (2.36)%; 5-year period, 5.42%; 10-year period, 5.39%; Class Y—1-year period, (0.98)%; 5-year period, 6.22%; 10-year period, 6.22%; Class P—1-year period, (3.03)%; 5-year period, 4.05%; 10-year period, 4.04%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.26% and 1.21%; Class C—1.74% and 1.69%; Class Y—1.11% and 1.00%; and Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2012 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00% and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	6.4 yrs.
Weighted average maturity	8.7 yrs.
Average coupon	4.06%
Net assets (mm)	$526.6
Number of holdings	149
Portfolio composition[1]	07/31/12
Long-term global debt securities	97.0%
Futures and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Quality diversification[1]	07/31/12
AAA	15.8%
AA	13.6
A	22.7
BBB	5.1
BB	3.4
B	0.4
Non-rated	36.0
Futures and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Top five countries of incorporation[1]	07/31/12
Japan	20.5%
United States	15.9
United Kingdom	11.6
France	6.6
Canada	5.4
Total	60.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Amount is less than 0.05%

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount		Value
Long-term global debt securities—96.97%
Belgium—1.18%
Belgium Government Bond 4.250%, due 09/28/22	EUR	4,400,000	$6,199,837
British Virgin Islands—0.65%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[1]	USD	3,100,000	3,415,075
Canada—5.35%
Canadian Government Bond 2.750%, due 06/01/22	CAD	4,900,000	5,352,695
3.750%, due 06/01/19	CAD	3,490,000	3,995,586
5.750%, due 06/01/33	CAD	4,460,000	7,029,486
Cards II Trust 3.048%, due 05/15/13	CAD	3,100,000	3,129,243
3.333%, due 05/15/16	CAD	2,300,000	2,386,234
Precision Drilling Corp. 6.625%, due 11/15/20	USD	704,000	733,920
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	5,519,672
			28,146,836
Finland—0.53%
Finland Government Bond 3.500%, due 04/15/21	EUR	1,950,000	2,799,239
France—6.58%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[1,2]	USD	3,900,000	3,967,470
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15	EUR	10,325,000	13,753,166
GDF Suez 2.750%, due 10/18/17	EUR	1,800,000	2,349,547
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	950,000	1,294,441
Republic of France 4.000%, due 04/25/55	EUR	1,250,000	1,836,618
5.750%, due 10/25/32	EUR	3,420,000	6,076,304
Sanofi 2.625%, due 03/29/16	USD	4,100,000	4,352,679
Tereos Europe SA 6.375%, due 04/15/14[3]	EUR	800,000	1,033,536
			34,663,761
Germany—3.95%
Bundesrepublik Deutschland, Series 08 4.750%, due 07/04/40	EUR	3,034,000	5,820,059
Series 98 5.625%, due 01/04/28	EUR	300,000	556,792
Deutsche Bank AG 1.423%, due 03/09/17[4]	EUR	2,250,000	2,380,823
3.250%, due 01/11/16	USD	1,050,000	1,090,311
KFW 2.500%, due 01/17/22	EUR	3,100,000	4,087,773

	Face amount		Value
Long-term global debt securities—(continued)
Germany—(concluded)
Landwirtschaftliche Rentenbank 2.875%, due 08/30/21[3]	EUR	1,950,000	$2,630,177
NRW Bank 3.875%, due 01/27/20	EUR	2,300,000	3,266,604
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.500%, due 03/15/19[3]	EUR	750,000	982,782
			20,815,321
Indonesia—0.49%
Pertamina Persero PT 5.250%, due 05/23/21[3]	USD	2,400,000	2,583,000
Italy—3.07%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20	EUR	7,200,000	8,170,331
4.750%, due 09/01/21	EUR	7,050,000	7,992,707
			16,163,038
Japan—20.47%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[1]	USD	1,900,000	2,019,753
Development Bank of Japan 1.750%, due 03/17/17	JPY	130,000,000	1,782,590
2.300%, due 03/19/26	JPY	500,000,000	7,422,483
Government of Japan 0.700%, due 09/20/14	JPY	2,733,000,000	35,423,738
1.000%, due 12/20/12	JPY	935,000,000	12,008,536
2.000%, due 03/20/16	JPY	988,000,000	13,504,711
2.000%, due 12/20/24	JPY	685,000,000	9,735,847
2.200%, due 09/20/26	JPY	159,700,000	2,303,781
2.300%, due 06/20/35	JPY	1,177,000,000	16,775,124
2.300%, due 12/20/36	JPY	480,000,000	6,816,528
			107,793,091
Luxembourg—1.25%
Gazprom Via Gaz Capital SA 4.560%, due 12/09/12	EUR	3,200,000	3,976,652
Prologis International Funding SA 5.875%, due 10/23/14[5]	EUR	450,000	578,872
Schlumberger Investment SA 1.950%, due 09/14/16[1]	USD	1,950,000	2,012,736
			6,568,260
Malaysia—2.09%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	9,950,000	3,370,448
Series 0112 3.418%, due 08/15/22	MYR	21,250,000	6,792,259
Series 0902 4.378%, due 11/29/19	MYR	2,500,000	850,335
			11,013,042

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount		Value
Long-term global debt securities—(continued)
Mexico—4.57%
Kansas City Southern de Mexico SA de CV 8.000%, due 02/01/18	USD	900,000	$1,005,750
Mexican Bonos 6.500%, due 06/10/21	MXN	84,950,000	7,029,553
8.000%, due 06/11/20	MXN	95,000,000	8,540,818
8.500%, due 12/13/18	MXN	52,800,000	4,739,526
8.500%, due 05/31/29	MXN	19,200,000	1,840,607
Mexico Government International Bond, Series MTN 4.750%, due 03/08/44	USD	786,000	911,760
			24,068,014
Netherlands—4.83%
ABB Finance BV 2.625%, due 03/26/19[3]	EUR	300,000	387,100
Bank Nederlandse Gemeenten 2.250%, due 08/24/16[3]	EUR	1,400,000	1,810,855
2.250%, due 01/12/17	EUR	1,350,000	1,747,978
BMW Finance N.V. 4.000%, due 09/17/14	EUR	600,000	790,918
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.875%, due 02/08/22	USD	2,700,000	2,832,624
Government of the Netherlands 5.500%, due 01/15/28	EUR	1,830,500	3,262,154
Heineken NV 2.125%, due 08/04/20[3]	EUR	1,500,000	1,834,341
ING Bank N.V. 1.867%, due 06/09/14[3,4]	USD	3,150,000	3,135,812
6.125%, due 05/29/23[4]	EUR	800,000	924,709
Linde Finance BV 3.125%, due 12/12/18	EUR	1,050,000	1,425,546
Netherlands Government Bond 4.000%, due 01/15/37[3]	EUR	2,750,000	4,473,592
OI European Group BV 6.750%, due 09/15/20[3]	EUR	750,000	996,624
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	1,400,000	1,829,531
			25,451,784
Norway—1.03%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,410,904
Poland—0.61%
Poland Government Bond, Series 1019 5.500%, due 10/25/19	PLN	2,025,000	639,319
Poland Government International Bond 5.000%, due 03/23/22	USD	1,100,000	1,254,000
5.125%, due 04/21/21	USD	1,150,000	1,322,500
			3,215,819

	Face amount		Value
Long-term global debt securities—(continued)
Qatar—0.60%
Qatar Government International Bond 4.500%, due 01/20/22[3]	USD	2,800,000	$3,168,200
Russia—1.35%
Russian Foreign Bond 4.500%, due 04/04/22[3]	USD	1,000,000	1,097,500
5.000%, due 04/29/20[3]	USD	2,600,000	2,947,750
5.625%, due 04/04/42[3]	USD	2,600,000	3,077,750
			7,123,000
Singapore—1.38%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	981,382
5.000%, due 11/15/19[1,4]	USD	2,400,000	2,544,965
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[4]	USD	2,300,000	2,382,073
United Overseas Bank Ltd. 5.375%, due 09/03/19[1,4]	USD	1,300,000	1,383,055
			7,291,475
South Korea—2.03%
Export-Import Bank of Korea 5.000%, due 04/11/22	USD	2,300,000	2,613,708
Korea Treasury Bond 5.750%, due 09/10/18	KRW	7,924,710,000	8,056,454
			10,670,162
Supranational—1.19%
European Investment Bank 6.000%, due 12/07/28	GBP	2,950,000	6,244,704
Sweden—5.29%
Government of Sweden 3.500%, due 06/01/22	SEK	71,675,000	12,505,881
4.250%, due 03/12/19	SEK	14,830,000	2,602,634
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	2,856,631
Skandinaviska Enskilda Banken AB 4.500%, due 04/25/13	EUR	3,880,000	4,920,588
Swedbank AB 3.375%, due 02/09/17	EUR	750,000	983,970
Vattenfall AB 6.250%, due 03/17/21	EUR	2,450,000	3,999,262
			27,868,966
Switzerland—0.92%
Credit Suisse AG 1.625%, due 03/06/15[3]	USD	4,800,000	4,847,568
United Kingdom—11.62%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,650,429
5.750%, due 03/02/26[3]	GBP	3,250,000	6,198,376

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	$1,321,689
Barclays Bank PLC 1.496%, due 01/13/14[4]	USD	2,600,000	2,594,192
4.500%, due 03/04/19[4]	EUR	950,000	1,115,835
BAT International Finance PLC 3.250%, due 06/07/22[1]	USD	1,350,000	1,382,026
BG Energy Capital PLC 3.000%, due 11/16/18[3]	EUR	200,000	265,717
First Hydro Finance PLC 9.000%, due 07/31/21	GBP	700,000	1,316,994
HSBC Bank PLC 1.255%, due 01/17/14[3,4]	USD	1,300,000	1,301,170
HSBC Holdings PLC 6.250%, due 03/19/18	EUR	2,100,000	2,894,810
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,162,056
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	5,405,577
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,602,409
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,708,004
Royal Bank of Scotland PLC 4.875%, due 08/25/14[1]	USD	3,000,000	3,126,270
SABMiller PLC 4.500%, due 01/20/15	EUR	300,000	400,126
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,166,014
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	5,955,901
Tesco PLC 3.375%, due 11/02/18	EUR	1,100,000	1,481,532
United Kingdom Treasury Bonds 4.250%, due 12/07/55	GBP	3,770,000	7,640,625
United Kingdom Treasury ILB 1.250%, due 11/22/17	GBP	5,255,334	9,478,809
			61,168,561
United States—15.94%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[1]	USD	2,350,000	2,452,624
American Express Credit Corp. 2.375%, due 03/24/17	USD	2,600,000	2,731,849
American Express Credit Corp., Series MTN 1.750%, due 06/12/15	USD	1,750,000	1,791,876
AT&T, Inc. 1.600%, due 02/15/17	USD	1,100,000	1,124,402

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Ball Corp. 6.750%, due 09/15/20	USD	1,050,000	$1,162,875
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	822,176
Boeing Capital Corp. 2.125%, due 08/15/16	USD	1,650,000	1,732,767
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	1,033,125
CenturyLink, Inc. 5.800%, due 03/15/22	USD	1,050,000	1,114,268
Citigroup, Inc. 1.316%, due 02/15/13[4]	USD	3,000,000	3,000,333
6.000%, due 08/15/17	USD	800,000	905,866
Comcast Corp. 3.125%, due 07/15/22	USD	2,600,000	2,721,264
Constellation Brands, Inc. 7.250%, due 05/15/17	USD	950,000	1,096,062
Continental Resources Inc. 5.000%, due 09/15/22[1]	USD	750,000	780,000
Daimler Finance N.A. LLC 1.070%, due 03/28/14[1,4]	USD	2,500,000	2,496,430
Ecolab, Inc. 3.000%, due 12/08/16	USD	300,000	319,819
First Data Corp. 7.375%, due 06/15/19[1]	USD	950,000	991,563
Ford Motor Credit Co. LLC 5.750%, due 02/01/21	USD	1,200,000	1,311,871
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,137,500
HCA, Inc. 5.875%, due 03/15/22	USD	950,000	1,022,438
IBM Corp. 5.700%, due 09/14/17	USD	4,200,000	5,142,404
John Deere Capital Corp. 1.400%, due 03/15/17	USD	1,600,000	1,624,658
Johnson & Johnson 4.750%, due 11/06/19	EUR	3,350,000	5,018,702
JPMorgan Chase & Co. 4.250%, due 10/15/20	USD	2,800,000	3,033,582
Kraft Foods Group, Inc. 3.500%, due 06/06/22[1]	USD	1,450,000	1,536,743
New York Life Global Funding 2.450%, due 07/14/16[1]	USD	2,800,000	2,918,322
NRG Energy, Inc. 7.875%, due 05/15/21	USD	1,000,000	1,062,500
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	700,000	819,423
Occidental Petroleum Corp. 1.500%, due 02/15/18	USD	1,450,000	1,473,870
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	6,256,352

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	$3,007,863
Procter & Gamble Co. 4.500%, due 05/12/14	EUR	3,700,000	4,877,936
Roche Holdings, Inc. 6.500%, due 03/04/21[3]	EUR	2,900,000	4,886,894
Sprint Nextel Corp. 9.000%, due 11/15/18[1]	USD	900,000	1,050,750
Teva Pharmaceutical Finance IV LLC 1.700%, due 11/10/14	USD	2,900,000	2,957,130
UR Financing Escrow Corp. 7.625%, due 04/15/22[1]	USD	1,000,000	1,063,750
Verizon Communications, Inc. 3.500%, due 11/01/21	USD	1,750,000	1,939,324
Wells Fargo & Co. 2.625%, due 12/15/16	USD	3,050,000	3,208,100
3.500%, due 03/08/22	USD	1,250,000	1,332,936
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	USD	900,000	999,000
			83,959,347
Total long-term global debt securities (cost—$487,670,679)			510,649,004

	Face amount	Value
Repurchase agreement—1.22%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $2,820,675 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $3,698,378 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$6,561,710); proceeds: $6,433,002 (cost—$6,433,000)	$6,433,000	$6,433,000
	Number of shares
Investment of cash collateral from securities loaned—0.44%
Money market fund—0.44%
UBS Private Money Market Fund LLC[6] (cost—$2,283,075)	2,283,075	2,283,075
Total investments (cost—$496,386,754)—98.63%		519,365,079
Other assets in excess of liabilities—1.37%		7,233,523
Net assets—100.00%		$526,598,602

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $499,351,656; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,005,038
Gross unrealized depreciation	(11,991,615)
Net unrealized appreciation	$20,013,423

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
90	AUD	Australian Bond 10 Year Futures	September 2012	$11,882,855	$11,891,897	$9,042
486	CAD	Canada Government Bond 10 Year Futures	September 2012	66,636,398	67,318,710	682,312
80	EUR	German Euro BOBL Futures	September 2012	12,536,360	12,577,447	41,087
12	EUR	German Euro Buxl Futures	September 2012	2,069,174	2,024,403	(44,771)
48	EUR	German Euro Schatz Futures	September 2012	6,542,312	6,553,761	11,449
91	GBP	United Kingdom Long Gilt 10 Year Futures	September 2012	16,909,299	17,391,401	482,102
3	JPY	Japan Government Bond 10 Year Futures	September 2012	5,541,480	5,530,834	(10,646)
				$122,117,878	$123,288,453	$1,170,575

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
143	EUR	German Euro Bund Futures	September 2012	$25,073,117	$25,442,269	$(369,152)
US Treasury futures sell contracts:
37	USD	US Treasury Bond 30 Year Futures	September 2012	5,516,066	5,588,156	(72,090)
25	USD	US Treasury Note 2 Year Futures	September 2012	5,506,592	5,515,234	(8,642)
219	USD	US Treasury Note 5 Year Futures	September 2012	27,097,395	27,327,094	(229,699)
723	USD	US Treasury Note 10 Year Futures	September 2012	96,075,483	97,356,469	(1,280,986)
				$159,268,653	$161,229,222	$(1,960,569)
						$(789,994)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CHF	2,135,021	EUR	1,779,718	08/16/12	$2,600
BB	DKK	19,554,709	EUR	2,634,695	08/16/12	7,966
BB	SEK	18,372,604	USD	2,530,418	08/16/12	(169,653)
BB	USD	805,888	CAD	828,130	08/16/12	19,634
BB	USD	24,738,427	EUR	19,851,407	08/16/12	(309,472)
BB	USD	5,661,605	GBP	3,665,513	08/16/12	85,324
BB	USD	12,832,375	NOK	78,593,163	08/16/12	199,946
BB	USD	1,152,044	NZD	1,520,569	08/16/12	78,252
BB	USD	355,501	SEK	2,508,625	08/16/12	13,171
CITI	CAD	5,080,137	USD	4,883,390	08/16/12	(180,750)
CITI	EUR	6,260,000	JPY	622,100,020	08/16/12	260,492
CITI	EUR	1,810,000	USD	2,258,303	08/16/12	30,934
CITI	KRW	13,937,671,000	USD	11,729,578	12/04/12	(511,934)
CITI	MXN	230,677,718	USD	16,110,692	08/16/12	(1,212,795)
CITI	MYR	15,180,000	USD	4,766,728	12/04/12	(47,603)
CITI	USD	16,157,215	AUD	16,504,216	08/16/12	1,164,767
CITI	USD	10,013,307	CAD	10,387,754	08/16/12	341,738
CITI	USD	13,608,554	JPY	1,063,313,863	08/16/12	3,760
CITI	USD	5,899,966	KRW	6,707,671,000	12/04/12	(8,592)
CITI	USD	6,303,414	KRW	7,230,000,000	12/04/12	46,724
CITI	USD	8,588,275	MXN	117,753,844	08/16/12	254,829
CITI	USD	4,745,975	MYR	15,180,000	12/04/12	68,356
CITI	USD	48,851	PLN	171,779	08/16/12	2,481
CSI	EUR	2,852,760	PLN	12,497,654	08/16/12	223,998
CSI	JPY	695,108,890	CHF	8,420,000	08/16/12	(271,650)
CSI	USD	1,728,800	CAD	1,790,000	08/16/12	55,563
CSI	USD	8,378,885	CNY	53,650,000	12/04/12	(9,508)
CSI	USD	4,100,000	EUR	3,346,928	08/16/12	18,698
CSI	USD	195,292	EUR	156,709	08/16/12	(2,448)
CSI	USD	318,727	KRW	362,329,000	12/04/12	(492)
CSI	USD	3,954,258	MXN	52,560,000	08/16/12	(7,096)
CSI	USD	1,490,192	SGD	1,906,999	08/16/12	42,267

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	MYR	16,870,000	USD	5,304,412	12/04/12	$(45,901)
DB	PLN	8,956,781	USD	2,547,217	08/16/12	(129,268)
DB	USD	891,407	AUD	901,207	08/16/12	54,454
DB	USD	335,239	CAD	336,197	08/16/12	(101)
DB	USD	1,250,000	EUR	1,020,247	08/16/12	5,506
DB	USD	2,841,213	EUR	2,259,048	08/16/12	(61,250)
DB	USD	5,181,637	MYR	16,670,000	12/04/12	105,247
DB	USD	5,431,404	PHP	238,330,000	12/04/12	261,734
JPMCB	EUR	5,595,533	USD	6,853,985	08/16/12	(31,825)
JPMCB	EUR	751,394	USD	931,260	08/16/12	6,601
JPMCB	GBP	2,000	USD	3,102	08/16/12	(34)
JPMCB	USD	469,365	JPY	36,699,035	08/16/12	448
JPMCB	USD	798,568	MXN	10,602,064	08/16/12	(2,372)
JPMCB	USD	495,404	PLN	1,741,404	08/16/12	24,966
JPMCB	USD	1,844,109	THB	59,183,000	12/04/12	22,129
RBS	USD	41,756,640	JPY	3,295,538,398	08/16/12	432,128
						$831,969

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$510,649,004	$—	$510,649,004
Repurchase agreement	—	6,433,000	—	6,433,000
Investment of cash collateral from securities loaned	—	2,283,075	—	2,283,075
Futures contracts, net	(789,994)	—	—	(789,994)
Forward foreign currency contracts, net	—	831,969	—	831,969
Total	$(789,994)	$520,197,048	$—	$519,407,054

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	52.17%	—
Repurchase agreement	—	1.24%
Banks and other financial institutions	26.07	—
Industrial	20.08	—
Investment of cash collateral from securities loaned	—	0.44
	98.32%	1.68%

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 6.45% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security, or portion thereof, was on loan at July 31, 2012.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2012, the value of these securities amounted to 9.05% of net assets.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$65,600	$17,494,814	$15,277,339	$2,283,075	$727

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 6.19% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.08% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") gained 7.67%, and the Lipper High Current Yield Funds category posted a median return of 6.23%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 88. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. The fiscal year was characterized by high levels of volatility, with "risk on" and "risk off" sentiments alternating with unusual frequency. The principal variables remained essentially unchanged since the prior reporting period: whether the euro and the grand European experiment would collapse and if the US would slip back into recession.

The primary driver of performance was the Portfolio's beta positioning, which was maintained at a level close to the market for the entire reporting period. (Beta is a measure of volatility or risk relative to the market as a whole.) This positioning tended to reward the Portfolio during periods of positive sentiment and negatively impact the Portfolio during periods of negative sentiment. That said, this correlation was mitigated from time to time by interest rate volatility, sector volatility and the Portfolio's overweights and underweights to different ratings categories and industry sectors. However, broadly speaking, the Portfolio finished the period fairly close to its benchmark, consistent with our goal of maintaining a beta relatively close to the benchmark.

Not surprisingly, sector volatility was pronounced over the period. On the negative side, our steel and coal holdings struggled during the majority of the fiscal year, most notably AK Steel, Arch Coal and Alpha Natural Resources. In addition, seismic data company Geokinectics, Inc. experienced operating and performance problems and was one of the Portfolio's largest detractors. This position was substantially reduced. Some of the higher beta names in the Portfolio also generated weak performance, such as Caesars Entertainment and Momentive Performance, a

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

chemical company. Additionally, the equity position we received from the bankruptcy of General Motors was a disappointment, as it materially underperformed the benchmark

On the upside, our other holdings in the auto sector and our positions in health care and homebuilding did particularly well. Ford Motor Company was the Portfolio's second best performer, surpassed only by our position in telecommunication company Sprint Nextel. Our homebuilder holdings were also important contributors to performance, especially in the aggregate, as positions in Hovnanian, Standard Pacific, Beazer Homes, Shea Homes, Pulte Group and USG all outperformed. In addition, our holdings in gaming and financials did well, with some exceptions.

Our use of Treasury futures, which were employed to reduce the duration of the Portfolio, was a slight drag on overall performance because of the decline in interest rates over the period. Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	5.97%	9.63%	8.28%
Class C3	5.51	N/A	17.75
Class Y4	6.29	N/A	21.33
Class P5	6.19	9.88	8.52
After deducting maximum sales charge or PACE Select program fee
Class A2	1.20	8.63	7.48
Class C3	4.77	N/A	17.75
Class P5	4.08	7.70	6.37
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	7.67	9.49	8.81
Lipper High Current Yield Funds median	6.23	7.47	6.95

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.39)%; 5-year period, 7.60%; since inception, 7.25%; Class C—1-year period, 3.11%; since inception, 17.58%; Class Y—1 year period, 4.62%; since inception, 21.22%; Class P—1-year period, 2.44%; 5-year period, 6.72%; since inception, 6.16%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.31% and 1.31% Class C—1.77% and 1.77% Class Y—1.03% and 1.03% Class P—1.15% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Weighted average duration	3.4 yrs.
Weighted average maturity	4.6 yrs.
Average coupon	7.73%
Net assets (mm)	$300.2
Number of holdings	304
Portfolio composition[1]	07/31/12
Bonds and loan assignments	98.7%
Common stocks and warrants	1.2
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	0.2
Total	100.0%
Quality diversification[1]	07/31/12
BB & higher	39.5%
B	41.3
CCC & lower	9.5
Not rated	9.6
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	0.2
Total	100.0%
Asset allocation[1]	07/31/12
Corporate bonds	94.1%
Loan assignments	2.6
Asset-backed securities	1.7
Common stocks and warrants	1.2
Collateralized mortgage obligations	0.3
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	0.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Corporate bonds—94.15%
Aerospace & defense—1.95%
Alliant Techsystems, Inc. 6.750%, due 04/01/16	55,000	$56,375
6.875%, due 09/15/20[2]	2,150,000	2,311,250
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	555,000
Ducommun, Inc. 9.750%, due 07/15/18	1,115,000	1,154,025
TransDigm, Inc. 7.750%, due 12/15/18	1,600,000	1,784,000
		5,860,650
Agriculture—0.46%
Virgolino de Oliveira Finance Ltd. 11.750%, due 02/09/22[2,3]	1,410,000	1,381,800
Airlines—2.91%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21[4]	325,015	307,139
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	763,618	771,254
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	718,576	754,505
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,957,765	2,094,809
Delta Air Lines, Inc. 12.250%, due 03/15/15[2,3,5]	2,105,000	2,283,925
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16	1,200,000	1,200,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	609,959	698,404
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	600,000	612,000
		8,722,036
Auto & truck—2.52%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19[2]	200,000	208,000
8.250%, due 06/15/21[2]	1,950,000	2,030,438
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,535,731
9.375%, due 03/01/20	285,000	353,044
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,754,653

	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—(concluded)
General Motors Co. 8.375%, due 07/15/49*,6,7,8		10,190,000	$10
Navistar International Corp. 8.250%, due 11/01/21[2]		1,792,000	1,680,000
			7,561,876
Automotive parts—1.12%
Commercial Vehicle Group, Inc. 7.875%, due 04/15/19		1,300,000	1,311,375
Goodyear Tire & Rubber Co. 7.000%, due 05/15/22[2]		1,550,000	1,582,938
8.250%, due 08/15/20[2]		420,000	457,800
			3,352,113
Banking-non-US—4.26%
Barclays Bank PLC 10.000%, due 05/21/21[11]	GBP	1,350,000	2,395,553
Deutsche Postbank Funding Trust IV 5.983%, due 12/31/49[9,10]	EUR	1,900,000	1,694,923
EGG Banking PLC 7.500%, due 12/09/13[9,10]	GBP	2,355,000	3,727,364
HBOS Capital Funding LP 6.461%, due 11/30/18[9,10]	GBP	1,400,000	1,459,669
IKB Deutsche Industriebank AG 1.577%, due 05/28/13[10]	EUR	200,000	216,550
4.500%, due 07/09/13	EUR	1,180,000	1,310,314
National Capital Trust I 5.620%, due 12/31/49[9,10,11]	GBP	1,500,000	1,975,491
			12,779,864
Banking-US—1.35%
ABN Amro Bank NV 4.310%, due 03/10/16[9,10]	EUR	1,305,000	1,115,942
Fifth Third Capital Trust IV 6.500%, due 04/15/37[10]		1,600,000	1,598,000
Wachovia Capital Trust III 5.570%, due 12/22/11[9,10]		750,000	742,500
Wells Fargo & Co., Series K 7.980%, due 03/15/18[9,10]		525,000	588,000
			4,044,442
Beverages—0.31%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	674,075
7.250%, due 05/15/17[2]		225,000	259,594
			933,669
Broadcast—0.95%
Clear Channel Communications, Inc. 5.500%, due 12/15/16		200,000	91,000
6.875%, due 06/15/18		780,000	354,900
7.250%, due 10/15/27		445,000	186,900

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(continued)
Broadcast—(concluded)
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20[3]		127,000	$119,063
7.625%, due 03/15/20[3]		891,000	853,132
9.250%, due 12/15/17		1,155,000	1,247,400
			2,852,395
Building & construction—3.62%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,630,000	1,652,412
D.R. Horton, Inc. 5.625%, due 01/15/16		35,000	37,538
6.500%, due 04/15/16		255,000	279,863
Empresas ICA SAB de C.V. 8.375%, due 07/24/17[2,3]		1,500,000	1,507,500
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		580,000	535,050
10.625%, due 10/15/16[2]		1,490,000	1,549,600
KB Home 7.500%, due 09/15/22[2]		1,275,000	1,287,750
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	487,620
7.875%, due 06/15/32		870,000	870,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,136,437
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,521,975
			10,865,745
Building materials—0.40%
Interface, Inc. 7.625%, due 12/01/18		1,130,000	1,209,100
Building products—2.03%
Associated Materials LLC 9.125%, due 11/01/17		1,110,000	1,068,375
Desarrolladora Homex SAB de CV 9.500%, due 12/11/19[3]		1,400,000	1,454,320
Urbi Desarrollos Urbanos SAB de CV 9.500%, due 01/21/20[3]		1,400,000	1,421,000
USG Corp. 6.300%, due 11/15/16		1,235,000	1,202,581
8.375%, due 10/15/18[3]		210,000	224,700
9.750%, due 01/15/18[5]		690,000	736,575
			6,107,551
Building products-cement—0.87%
Hanson Ltd. 6.125%, due 08/15/16		600,000	651,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	540,684
Texas Industries, Inc. 9.250%, due 08/15/20[2]		1,350,000	1,417,500
			2,609,184

	Face amount[1]		Value
Corporate bonds—(continued)
Cable—1.22%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, due 01/15/19		1,035,000	$1,135,912
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, due 11/15/17[3]		900,000	969,750
Dish DBS Corp. 6.750%, due 06/01/21		675,000	738,281
7.125%, due 02/01/16		750,000	827,813
			3,671,756
Car rental—1.63%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.967%, due 05/15/14[10]		200,000	197,750
8.250%, due 01/15/19		1,425,000	1,530,094
Hertz Corp. 6.750%, due 04/15/19[2]		300,000	315,000
7.375%, due 01/15/21		885,000	954,694
Hertz Holdings Netherlands BV 8.500%, due 07/31/15[11]	EUR	1,000,000	1,328,832
UR Financing Escrow Corp. 7.375%, due 05/15/20[3]		275,000	290,812
7.625%, due 04/15/22[3]		270,000	287,212
			4,904,394
Chemicals—1.53%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		1,380,000	1,397,250
Huntsman International LLC 8.625%, due 03/15/20[2]		1,115,000	1,271,100
Momentive Performance Materials, Inc. 9.000%, due 01/15/21[2]		355,000	259,150
9.500%, due 01/15/21	EUR	545,000	484,485
10.000%, due 10/15/20[2,3]		650,000	658,125
Vertellus Specialties, Inc. 9.375%, due 10/01/15[3]		615,000	507,375
			4,577,485
Coal—1.36%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[2]		1,045,000	909,150
6.250%, due 06/01/21[2]		345,000	298,425
Arch Coal, Inc. 7.000%, due 06/15/19[2]		825,000	719,812
7.250%, due 10/01/20[2]		250,000	216,875
7.250%, due 06/15/21		230,000	198,950

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(continued)
Coal—(concluded)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17		1,270,000	$1,333,500
8.500%, due 12/15/19[2]		385,000	407,138
			4,083,850
Commercial services—0.57%
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	612,093
8.375%, due 08/15/21		1,000,000	1,107,500
			1,719,593
Computer software & services—0.20%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	614,250
Consumer products—0.48%
Jarden Corp. 7.500%, due 01/15/20		670,000	739,513
7.500%, due 01/15/20	EUR	550,000	689,645
			1,429,158
Containers & packaging—1.99%
Ball Corp. 7.375%, due 09/01/19		310,000	344,100
Beverage Packaging Holdings Luxembourg II SA 8.000%, due 12/15/16[11]	EUR	205,000	244,665
OI European Group BV 6.875%, due 03/31/17[11]	EUR	115,000	146,802
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	845,625
Packaging Dynamics Corp. 8.750%, due 02/01/16[3]		1,445,000	1,528,087
Rexam PLC 6.750%, due 06/29/67[10]	EUR	1,406,000	1,655,762
Sealed Air Corp. 8.125%, due 09/15/19[3]		1,075,000	1,206,688
			5,971,729
Diversified capital goods—0.40%
Mueller Water Products, Inc. 7.375%, due 06/01/17[2]		445,000	451,675
8.750%, due 09/01/20		680,000	759,900
			1,211,575
Diversified financial services—3.45%
Ally Financial, Inc. 8.000%, due 11/01/31[2]		405,000	476,426
8.000%, due 11/01/31		895,000	1,071,763
Bank of America Corp. 8.000%, due 01/30/18[9,10]		345,000	371,706
Capital One Capital III 7.686%, due 08/15/36		2,000,000	2,020,000

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
First Data Corp. 8.875%, due 08/15/20[3]		2,465,000	$2,699,175
GE Capital Trust III 6.500%, due 09/15/67[10,11]	GBP	1,750,000	2,489,750
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[3,9,10]		1,000,000	1,221,430
			10,350,250
Diversified manufacturing—0.76%
Bombardier, Inc. 7.500%, due 03/15/18[3]		270,000	297,000
7.750%, due 03/15/20[3]		1,770,000	1,989,038
			2,286,038
Diversified operations—1.14%
Icahn Enterprises LP 4.000%, due 08/15/13[10]		900,000	903,960
8.000%, due 01/15/18		1,825,000	1,939,062
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18[5]		511,000	567,849
			3,410,871
Electric utilities—1.41%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20		1,528,000	1,682,710
NRG Energy, Inc. 7.625%, due 01/15/18		250,000	266,250
8.250%, due 09/01/20		1,835,000	1,977,212
8.500%, due 06/15/19[2]		295,000	315,650
			4,241,822
Electric-generation—1.25%
Calpine Corp. 7.250%, due 10/15/17[3]		525,000	568,312
7.875%, due 07/31/20[3]		1,415,000	1,595,412
Intergen N.V. 8.500%, due 06/30/17[11]	EUR	205,000	246,557
9.000%, due 06/30/17[3]		400,000	389,000
9.500%, due 06/30/17[11]	GBP	490,000	752,882
Tenaska Alabama Partners LP 7.000%, due 06/30/21[3]		197,651	209,016
			3,761,179
Electric-integrated—0.20%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, due 10/01/20[2,3]		800,000	592,000

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—1.06%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[3]		1,180,000	$1,262,600
10.125%, due 03/15/18[2,3]		1,219,000	1,328,710
SGL Carbon SE11 1.940%, due 05/16/15[10]	EUR	500,000	599,205
			3,190,515
Finance-captive automotive—0.81%
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	1,011,389
Ford Motor Credit Co. LLC 5.875%, due 08/02/21		750,000	828,222
8.000%, due 12/15/16		500,000	590,980
			2,430,591
Finance-noncaptive consumer—1.38%
CIT Group, Inc. 5.000%, due 05/15/17		455,000	475,475
5.000%, due 08/15/22		3,675,000	3,675,000
			4,150,475
Finance-other—1.12%
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	2,245,000
8.450%, due 06/15/18		600,000	684,000
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	442,813
			3,371,813
Financial services—0.46%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[10]		1,450,000	1,392,000
Food products—1.52%
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[3]		2,015,000	2,007,343
Minerva Luxembourg SA 12.250%, due 02/10/22[2,3]		1,400,000	1,487,500
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,068,625
			4,563,468
Food-wholesale—0.54%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	199,991
Post Holdings, Inc. 7.375%, due 02/15/22[2,3]		1,350,000	1,407,375
			1,607,366
Gaming—4.23%
Caesars Entertainment Operating Co., Inc. 10.000%, due 12/15/18[2]		3,059,000	1,959,278
12.750%, due 04/15/18		370,000	271,950

	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14[2]		1,380,000	$1,381,725
7.750%, due 03/15/19[2]		575,000	598,719
8.875%, due 06/15/20[3]		2,250,000	2,252,812
MGM Resorts International 5.875%, due 02/27/14		55,000	56,375
6.625%, due 07/15/15[2]		1,735,000	1,793,556
7.500%, due 06/01/16[2]		1,485,000	1,535,119
Mohegan Tribal Gaming Authority 10.500%, due 12/15/16[3]		1,475,000	1,290,625
11.500%, due 11/01/17[3]		285,000	292,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	1,265,400
			12,697,684
Health care providers & services—1.77%
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	415,187
HCA, Inc. 6.500%, due 02/15/16		3,165,000	3,457,762
7.500%, due 02/15/22		55,000	61,738
Kinetic Concepts 10.500%, due 11/01/18[2,3]		1,300,000	1,374,750
			5,309,437
Hotels, restaurants & leisure—0.39%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14[11]	EUR	925,000	1,163,727
Insurance—3.56%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	1,128,852
Series A2 4.875%, due 03/15/67[10]	EUR	4,500,000	4,152,599
Series A3 5.750%, due 03/15/67[10]	GBP	600,000	723,410
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	1,052,429
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[3]		2,000,000	2,085,000
Lincoln National Corp. 7.000%, due 05/17/66[10]		1,555,000	1,543,337
			10,685,627
Machinery—1.51%
Boart Longyear Management Pty Ltd. 7.000%, due 04/01/21[3]		1,085,000	1,131,112

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery—(concluded)
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, due 05/15/19[3]		1,150,000	$1,187,375
Terex Corp. 8.000%, due 11/15/17[2]		2,110,000	2,220,775
			4,539,262
Machinery-agriculture & construction—0.23%
CNH America LLC 7.250%, due 01/15/16[2]		625,000	693,750
Manufacturing-diversified—1.46%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,520,000	1,546,600
Amsted Industries, Inc. 8.125%, due 03/15/18[3]		1,110,000	1,176,600
Polypore International, Inc. 7.500%, due 11/15/17		760,000	813,200
SPX Corp. 6.875%, due 09/01/17		390,000	430,950
7.625%, due 12/15/14		385,000	425,425
			4,392,775
Media—1.14%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		775,000	647,125
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17		255,000	274,125
EN Germany Holdings BV 10.750%, due 11/15/15[11]	EUR	887,000	1,080,451
Lamar Media Corp. 5.875%, due 02/01/22[2]		1,350,000	1,424,250
			3,425,951
Medical products—0.13%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		370,000	386,188
Metals—2.48%
Aleris International, Inc. 6.000%, due 06/01/20[6,8]		13,347	13,347
7.625%, due 02/15/18		1,415,000	1,471,600
Century Aluminum Co. 8.000%, due 05/15/14		1,398,150	1,398,150
Novelis, Inc. 8.375%, due 12/15/17		2,500,000	2,737,500
8.750%, due 12/15/20		200,000	222,000
Vedanta Resources PLC 8.250%, due 06/07/21[3]		1,700,000	1,606,500
			7,449,097

	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—0.68%
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,3]		525,000	$530,250
7.000%, due 11/01/15[2,3]		630,000	645,750
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	879,180
			2,055,180
Oil & gas—9.28%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	705,120
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	1,194,200
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	614,646
6.625%, due 08/15/20[2]		2,645,000	2,631,775
6.875%, due 08/15/18[2]		645,000	646,613
Concho Resources, Inc. 6.500%, due 01/15/22		300,000	321,000
7.000%, due 01/15/21		1,635,000	1,794,412
Denbury Resources, Inc. 9.750%, due 03/01/16		200,000	218,000
Energy Transfer Equity LP 7.500%, due 10/15/20		1,500,000	1,713,750
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	408,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		375,000	343,125
Forest Oil Corp. 7.250%, due 06/15/19[2]		870,000	839,550
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[3]		400,000	436,000
8.000%, due 02/15/20[3]		355,000	391,388
Inergy LP/Inergy Finance Corp. 6.875%, due 08/01/21		703,000	722,333
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, due 02/01/21		500,000	527,500
8.625%, due 04/15/20		1,790,000	1,942,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.500%, due 08/15/21		925,000	973,562
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2,3]		1,395,000	1,229,344
Petroleos de Venezuela SA 12.750%, due 02/17/22[11]		4,400,000	4,246,000
Precision Drilling Corp. 6.500%, due 12/15/21		615,000	639,600
6.625%, due 11/15/20		855,000	891,337

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Samson Investment Co. 9.750%, due 02/15/20[3]		1,425,000	$1,478,437
Swift Energy Co. 7.125%, due 06/01/17		500,000	511,250
8.875%, due 01/15/20		1,520,000	1,626,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875%, due 10/15/18		730,000	795,700
			27,841,692
Oil refining—0.06%
Tesoro Corp. 6.500%, due 06/01/17		160,000	165,600
Oil services—1.72%
Basic Energy Services, Inc. 7.125%, due 04/15/16[2]		1,110,000	1,090,575
7.750%, due 02/15/19		420,000	406,350
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21		1,350,000	1,390,500
Geokinetics Holdings, Inc. 9.750%, due 12/15/14		915,000	510,113
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[3]		721,000	755,247
Hornbeck Offshore Services, Inc. 5.875%, due 04/01/20[3]		650,000	650,000
8.000%, due 09/01/17		335,000	358,450
			5,161,235
Packaging—1.25%
Reynolds Group Issuer 7.750%, due 10/15/16[5]	EUR	1,100,000	1,407,577
8.500%, due 05/15/18[2,5]		1,765,000	1,778,238
9.875%, due 08/15/19[2,3]		525,000	556,500
			3,742,315
Paper & forest products—2.60%
Boise Cascade LLC 7.125%, due 10/15/14		1,980,000	1,982,475
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.000%, due 04/01/20		155,000	174,762
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17		1,290,000	1,441,575
Domtar Corp. 9.500%, due 08/01/16		250,000	299,205
10.750%, due 06/01/17		855,000	1,102,650
Mead Products LLC/ACCO Brands Corp.[3] 6.750%, due 04/30/20		570,000	612,750
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	351,064
7.125%, due 10/15/33[3]		1,850,000	943,500

	Face amount[1]		Value
Corporate bonds—(continued)
Paper & forest products—(concluded)
Stora Enso Oyj 7.250%, due 04/15/36[3]		1,000,000	$900,000
			7,807,981
Pharmaceuticals—0.31%
Mylan, Inc. 6.000%, due 11/15/18[3]		850,000	915,875
Pipelines—1.00%
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20[2,3]		1,425,000	1,533,656
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[3]		1,500,000	1,470,750
			3,004,406
Real estate investment trusts—1.04%
Host Hotels & Resorts, Inc. 6.000%, due 11/01/20		1,315,000	1,454,719
Prologis International Funding SA 5.875%, due 10/23/14[5]	EUR	1,300,000	1,672,298
			3,127,017
Rental auto/equipment—0.97%
United Rentals North America, Inc. 8.375%, due 09/15/20[2]		2,525,000	2,676,500
9.250%, due 12/15/19		210,000	235,200
			2,911,700
Steel—2.07%
AK Steel Corp. 7.625%, due 05/15/20[2]		1,350,000	1,140,750
8.375%, due 04/01/22[2]		400,000	338,000
APERAM 7.375%, due 04/01/16[3]		1,000,000	875,000
Evraz Group SA 7.400%, due 04/24/17[3]		2,015,000	2,006,738
US Steel Corp. 7.000%, due 02/01/18[2]		1,170,000	1,181,700
7.500%, due 03/15/22[2]		700,000	680,750
			6,222,938
Support-services—0.16%
TUI AG 5.125%, due 12/10/12[11]	EUR	380,000	469,843
Telecom-integrated/services—0.73%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		793,000	876,265
Intelsat Luxembourg SA 11.500%, due 02/04/17[12]		1,250,000	1,300,000
			2,176,265
Telecommunication services—1.43%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	581,400

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunication services—(concluded)
CommScope, Inc. 8.250%, due 01/15/19[3]		2,135,000	$2,233,744
Satmex Escrow SA de C.V. 9.500%, due 05/15/17		1,400,000	1,466,500
			4,281,644
Telephone-integrated—2.44%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	868,500
7.050%, due 10/01/46		220,000	162,800
Sprint Capital Corp. 6.900%, due 05/01/19[2]		3,670,000	3,761,750
8.750%, due 03/15/32		1,570,000	1,562,150
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	960,327
			7,315,527
Textiles & apparel—0.26%
Mohawk Industries, Inc. 6.375%, due 01/15/16[5]		700,000	773,500
Transportation—0.81%
Stena AB 5.875%, due 02/01/19[11]	EUR	650,000	688,793
6.125%, due 02/01/17[11]	EUR	1,500,000	1,755,627
			2,444,420
Transportation services—1.48%
CHC Helicopter SA 9.250%, due 10/15/20		2,100,000	2,142,000
Hapag-Lloyd AG 9.750%, due 10/15/17[2,3]		1,130,000	1,065,025
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,032,500
Teekay Corp. 8.500%, due 01/15/20		195,000	200,362
			4,439,887
Wireless telecommunication services—1.73%
Crown Castle International Corp. 7.125%, due 11/01/19		1,000,000	1,097,500
9.000%, due 01/15/15		430,000	468,969
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	494,900
7.875%, due 09/01/18[2]		500,000	530,000
Sprint Nextel Corp. 8.375%, due 08/15/17[2]		325,000	355,063
9.125%, due 03/01/17[3]		825,000	917,812
ViaSat, Inc. 8.875%, due 09/15/16		1,250,000	1,337,500
			5,201,744
Total corporate bonds (cost—$270,773,550)			282,614,870

	Face amount[1]	Value
Loan assignments[10]—2.57%
Airlines—0.78%
US Airways Group, Inc. Term Loan 2.746%, due 03/21/14	2,430,556	$2,328,788
Broadcast—0.28%
Clear Channel Communications, Inc. Delay Draw Term Loan 2 3.896%, due 01/29/16	1,119,652	841,340
Computer software & services—0.43%
Sungard Data Systems, Inc. Tranche B 3.870%, due 02/26/16	648,066	647,055
3.871%, due 02/26/16	80,858	80,732
3.874%, due 02/26/16	188,076	187,783
4.091%, due 02/26/16	376,152	375,565
		1,291,135
Support-services—0.33%
KAR Auction Services, Inc. Term Loan B 5.000%, due 05/19/17	988,944	994,512
Telecom-integrated/services—0.49%
Intelsat Jackson Holdings SA Tranche B Term Loan 5.250%, due 04/02/18	1,481,250	1,481,621
Wireless telecommunication services—0.26%
MetroPCS Wireless, Inc. Extended Term Loan B 4.071% due 11/03/16	768,809	766,410
Total loan assignments (cost—$7,856,191)		7,703,806
Asset-backed securities—1.69%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.316%, due 05/25/37[10]	589,402	489,267
GSAA Home Equity Trust, Series 2006-14, Class A1 0.296%, due 09/25/36[10]	796,790	336,843
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.376%, due 04/25/37[10]	583,876	406,686
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.346%, due 04/25/37[10]	866,909	692,566
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.356%, due 03/25/37[10]	1,564,066	867,358

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

	Face amount[1]	Value
Asset-backed securities—(concluded)
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.346%, due 09/25/36[10]	485,207	$386,615
Series 2006-HE8, Class A2B 0.346%, due 10/25/36[10]	234,391	131,962
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[5]	1,456,672	639,746
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.356%, due 01/25/37[10]	1,239,077	612,999
Series 2007-OPT1, Class 2A1 0.326%, due 06/25/37[10]	543,945	505,044
Total asset-backed securities (cost—$8,395,299)		5,069,086
Collateralized mortgage obligations—0.28%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 2.737%, due 11/25/35[10]	701,626	545,303
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.246%, due 11/25/36[10]	404,518	293,741
Total collateralized mortgage obligations (cost—$1,063,083)		839,044
	Number of shares
Common stocks—0.89%
Automobiles—0.42%
General Motors Co.*	53,428	1,053,066
Motors Liquidation Co. GUC Trust*,7	13,413	189,660
		1,242,726
Construction materials—0.11%
US Concrete, Inc.*,6	59,953	341,132
Diversified financial services—0.14%
CIT Group, Inc.*	11,794	430,717
Metals—0.22%
Aleris International, Inc.*,6,8	15,446	641,936
Total common stocks (cost—$3,829,917)		2,656,511

	Number of warrants	Value
Warrants*—0.31%
Automobiles—0.29%
General Motors Co., strike price $10.00, expires 07/10/16	48,571	$536,224
General Motors Co., strike price $18.33, expires 07/10/19	48,571	327,368
		863,592
Cable—0.02%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	59,085
Total warrants (cost—$2,020,844)		922,677
	Face amount[1]
Repurchase agreement—0.79%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $1,043,119 Federal National Mortgage Association obligations, 0.740% due 06/04/15, and $1,367,704 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$2,426,599); proceeds: $2,379,001 (cost—$2,379,000)	2,379,000	2,379,000
	Number of shares
Investment of cash collateral from securities loaned—18.26%
Money market fund—18.26%
UBS Private Money Market Fund LLC[13] (cost—$54,823,665)	54,823,665	54,823,665
Total investments (cost—$351,141,549)—118.94%		357,008,659
Liabilities in excess of other assets—(18.94)%		(56,848,204)
Net assets—100.00%		$300,160,455

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $351,143,279; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,161,681
Gross unrealized depreciation	(13,296,301)
Net unrealized appreciation	$5,865,380

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized depreciation
US Treasury futures sell contracts:
152	USD	US Treasury Note 2 Year Futures	September 2012	$33,492,250	$33,532,626	$(40,376)
130	USD	US Treasury Note 5 Year Futures	September 2012	16,099,707	16,221,562	(121,855)
				$49,591,957	$49,754,188	$(162,231)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	21,406,000	USD	26,253,881	09/13/12	$(96,852)
JPMCB	GBP	8,190,000	USD	12,696,220	09/13/12	(144,176)
JPMCB	GBP	1,680,000	USD	2,635,628	09/13/12	1,700
						$(239,328)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$282,601,513	$13,357	$282,614,870
Loan assignments	—	7,703,806	—	7,703,806
Asset-backed securities	—	5,069,086	—	5,069,086
Collateralized mortgage obligations	—	839,044	—	839,044
Common stocks	2,014,575	—	641,936	2,656,511
Warrants	922,677	—	—	922,677
Repurchase agreement	—	2,379,000	—	2,379,000
Investment of cash collateral from securities loaned	—	54,823,665	—	54,823,665
Futures contracts, net	(162,231)	—	—	(162,231)
Forward foreign currency contracts, net	—	(239,328)	—	(239,328)
Total	$2,775,021	$353,176,786	$655,293	$356,607,100

At July 31, 2012, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2012:

	Corporate bonds	Common stock	Total
Beginning balance	$13,347	$772,300	$785,647
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	(87)	—	(87)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	87	(130,364)	(130,277)
Transfers into Level 3	10	—	10
Transfers out of Level 3	—	—	—
Ending balance	$13,357	$641,936	$655,293

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2012 was $(130,277). Transfer into Level 3 represents the value at the end of the year. At July 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based on a fair valuation approved by the valuation committee based on unobservable inputs.

Issuer breakdown by country or territory of origin (unaudited)

Country	Percentage of total investments
United States	82.0%
United Kingdom	3.4
Luxembourg	3.4
Canada	1.9
Mexico	1.6
Netherlands	1.6
Venezuela	1.2
Germany	1.0
Sweden	0.7
Australia	0.6
Jersey	0.4
France	0.4
Norway	0.4
Austria	0.3
Cayman Islands	0.3
Liberia	0.3
Finland	0.3
Marshall Islands	0.1
Belgium	0.1
Georgia	0.0 +
Total	100.0%

+  Amount represents less than 0.05%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2012.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 21.42% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Bond interest in default.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Illiquid securities representing 0.33% of net assets as of July 31, 2012.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2012

7  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012, and changes periodically.

11  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2012, the value of these securities amounted to 5.53% of net assets.

12  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$14,627,018	$132,354,392	$92,157,745	$54,823,665	$9,381

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 2.64% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.61% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 7.64%, and the Lipper Large-Cap Value Funds category posted a median return of 4.43%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

ICAP

Our portion of the Portfolio underperformed the benchmark during the reporting period. Overall, the portfolio is built on a stock-by-stock basis and reflects the individual names we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month timeframe. In a volatile period characterized by a market that initially declined but later rebounded, the period's performance was primarily driven by stock selection in several key areas.

Stock selection in consumer durables negatively impacted our relative performance, primarily due to auto parts manufacturer Johnson Controls. The stock was hurt by concerns about slowing global auto demand. We believe its battery, building efficiency and automotive businesses are well-positioned, particularly with respect to exposure to China. Stock selection in consumer staples hurt relative performance as Procter & Gamble lagged, due to the impact of increased price competition and high commodity prices on the company's profit margins. Stock selection in communications detracted as Vodafone lagged the broader sector. While its results were hampered by weakness in Southern Europe, we believe it will continue to return cash to shareholders as it receives cash from its stake in Verizon Wireless. MetLife underperformed and detracted from relative performance, as concern about the prospect for an extended period of low interest rates weighed on the stock. While the stock remains attractively valued, we

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole and Thomas Wenzel;

Westwood: Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson;

Pzena: Antonio DeSpirito, III, Richard S. Pzena and John P. Goetz

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

sold the position due to our lowered conviction that the market will recognize that value within an acceptable timeframe. An overweight to the information technology sector detracted from relative performance, as did having no positions in the utilities sector.

Stock selection in the energy sector added to relative performance. Refiner Phillips 66, which spun off from ConocoPhillips during the period, was a leading performer when its results exceeded expectations and the firm announced a plan to repurchase shares. Stock selection in the financials sector added to relative performance, led by consumer finance firm Capital One Financial, which increased its earnings power due to its acquisition of ING Direct and HSBC's credit card portfolio. Stock selection in the information technology sector added value as Microsoft delivered strong results with improved profit margins despite a difficult environment for personal computers. Another stock that added to relative performance was diversified pharmaceutical company Pfizer. The stock outperformed as management became more aggressive with restructuring and cost-cutting, opening the door to possible spin-offs or sales of some business units such as nutritionals or animal health. Overweighting the health care and consumer staples sectors also added to relative performance, as did underweighting financials.

Derivatives were not used during the reporting period.

Westwood

Our portion of the Portfolio underperformed the benchmark during the reporting period. Relative performance was hindered by our security selection in the energy sector. Top detractors from performance included Apache Corp. and Newfield Exploration, which weakened along with commodity prices. Both were eventually sold as they struggled to grow production. Additionally, investors' search for yield caused them to favor certain sectors and our underweight in utilities and consumer staples detracted from performance. We believe valuations within higher yielding assets are artificially distorted and that their fundamentals do not support prices in many cases. While our holdings in the financials sector were impacted as their economic sensitivity drove them lower, specific holdings, such as MetLife, were hurt by fears related to the European sovereign debt crisis. On the upside, asset manager Franklin Resources performed well despite periods of heightened market volatility. However, it was sold from our portion of the Portfolio and replaced with securities holding better risk/reward potential. Finally, our overweight in the more economically sensitive information technology sector was also a drag on results.

Our relative performance was aided by security selection in the health care, consumer discretionary, information technology and utilities sectors. Performance was also aided by our overweight in the health care sector. Investors were worried over the impact European economic issues would have on US securities, and therefore flocked to the defensive securities, which performed well when the market pulled back. Holdings such as utility company Sempra Energy and health care firms Abbott Laboratories, Merck & Co. and Pfizer benefited from the market's preference

Investment process (concluded)

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

for this perceived safety. Sempra Energy was sold from our portion of the Portfolio as its stock price appreciated and reached our price target. Company-specific factors drove performance in other top performers. For example, Comcast benefited from strength in subscriber revenues, Wal-Mart Stores reported revenue growth despite distractions from the continuing investigation into the Mexican bribery scandal and Time Warner rose given the value of its content and distribution network.

Derivatives were not used during the reporting period.

Pzena

Investors flocked to the perceived safety of stable earners and dividend-paying stocks during the reporting period, as concerns over the continued Eurozone sovereign debt crisis and weakening economic data drove down economically sensitive sectors. Against this backdrop, our portion of the Portfolio underperformed its benchmark, primarily due to our exposure to economically sensitive sectors. We feel these sectors represent some of the most compelling investment opportunities today, yet they suffered during several flights to safety.

The information technology, consumer discretionary and financials sectors detracted the most from our results, with Hewlett Packard (information technology) and Apollo Group (for-profit education) among the weakest performers. Despite near-term challenges, we added to both positions on the strength of their solid business franchises, strong balance sheets and exceptional valuations. Significant contributors to performance included Sherwin-Williams, PPG Industries, Masco Corp. and Fortune Brands Home and Security, all of which are exposed to the housing industry through the sale of paints, coatings, cabinetry and plumbing fixtures. We sold our position in Sherwin-Williams when we felt it reached fair value. Other significant contributors included J.C. Penney (retail), Abbott Laboratories (health care) and Allstate Corp. (insurance). We also sold J.C. Penney from our portion of the Portfolio, when it reached our estimate of fair value.

Investor behavior has resulted in an extraordinarily wide valuation gap between highly priced dividend-paying and stable-earning stocks, and attractively valued, yet economically sensitive, stocks. As a result, our largest exposures were to the financials, information technology, energy and consumer discretionary sectors. These holdings are diversified among a wide variety of businesses with leading franchises, strong balance sheets and high free cash flow yields. Overall, our portion of the Portfolio's valuation remains compelling in our view, with its average price to normal earnings ratio of 6.3. We continue to thoughtfully position our portion of the Portfolio in what we view as today's most attractively valued opportunities, and look forward to the day that markets ultimately recognize the true value of these leading businesses.

There were no derivatives held in the portfolio during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	2.41%	(1.59)%	5.35%
Class C2	1.55	(2.39)	4.52
Class Y3	2.68	(1.30)	5.69
Class P4	2.64	(1.35)	5.62
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.25)	(2.70)	4.76
Class C2	0.55	(2.39)	4.52
Class P4	0.61	(3.30)	3.52
Russell 1000 Value Index[5]	7.64	(1.06)	6.42
Lipper Large-Cap Value Funds median	4.43	(1.44)	5.48

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (6.63)%; 5-year period, (3.49)%; 10-year period, 3.90%; Class C—1-year period, (2.88)%; 5-year period, (3.16)%; 10-year period, 3.66%; Class Y—1-year period, (0.91)%; 5-year period, (2.08)%; 10-year period, 4.83%; Class P—1-year period, (2.87)%; 5-year period, (4.08)%; 10-year period, 2.67%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.17% and 1.17%; Class C—1.96% and 1.96%; Class Y—0.94% and 0.94%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$1,152.3
Number of holdings	95
Portfolio composition[1]	07/31/12
Common stocks	91.4%
ADRs	6.4
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	07/31/12
Financials	20.1%
Health care	15.8
Information technology	14.8
Energy	12.6
Consumer discretionary	10.5
Total	73.8%
Top ten equity holdings[1]	07/31/12
Microsoft Corp.	3.1%
Time Warner, Inc.	3.1
Pfizer, Inc.	3.0
Vodafone Group PLC, ADR	2.6
Johnson & Johnson	2.6
Occidental Petroleum Corp.	2.5
Honeywell International, Inc.	2.5
JPMorgan Chase & Co.	2.4
Cisco Systems, Inc.	2.1
Abbott Laboratories	2.1
Total	26.0%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—97.80%
Aerospace & defense—5.28%
Engility Holdings, Inc.*	19,342	$282,398
General Dynamics Corp.	57,200	3,628,768
Honeywell International, Inc.	503,050	29,202,053
L-3 Communications Holdings, Inc.	116,054	8,227,068
Northrop Grumman Corp.	157,775	10,444,705
The Boeing Co.	122,500	9,053,975
		60,838,967
Auto components—1.48%
Delphi Automotive PLC*	209,625	5,951,254
Johnson Controls, Inc.	451,050	11,118,382
		17,069,636
Automobiles—0.65%
General Motors Co.*	383,000	7,548,930
Beverages—1.40%
Molson Coors Brewing Co., Class B	137,573	5,822,089
PepsiCo, Inc.	142,100	10,334,933
		16,157,022
Building products—0.58%
Fortune Brands Home & Security, Inc.*	82,417	1,823,064
Masco Corp.	404,300	4,863,729
		6,686,793
Capital markets—3.06%
Ameriprise Financial, Inc.	100,500	5,197,860
Franklin Resources, Inc.	74,250	8,535,037
Invesco Ltd.	253,650	5,613,274
Morgan Stanley	244,225	3,336,114
State Street Corp.	181,650	7,335,027
The Goldman Sachs Group, Inc.	51,850	5,231,665
		35,248,977
Chemicals—2.51%
Monsanto Co.	165,050	14,131,581
PPG Industries, Inc.	54,975	6,017,563
The Dow Chemical Co.	304,300	8,757,754
		28,906,898
Commercial banks—4.16%
BB&T Corp.	368,000	11,544,160
CIT Group, Inc.*	222,000	8,107,440
PNC Financial Services Group, Inc.	91,900	5,431,290
Wells Fargo & Co.	675,300	22,831,893
		47,914,783
Communications equipment—2.10%
Cisco Systems, Inc.	1,515,650	24,174,618
Computers & peripherals—2.43%
Dell, Inc.*	538,650	6,399,162
EMC Corp.*	345,100	9,045,071
Hewlett-Packard Co.	689,925	12,584,232
		28,028,465

	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.19%
Capital One Financial Corp.	242,900	$13,721,421
Diversified consumer services—0.52%
Apollo Group, Inc., Class A*	219,525	5,971,080
Diversified financial services—5.33%
Bank of America Corp.	1,746,300	12,817,842
Citigroup, Inc.	758,281	20,572,164
JPMorgan Chase & Co.	777,243	27,980,748
		61,370,754
Electric utilities—1.58%
American Electric Power Co., Inc.	219,500	9,271,680
Entergy Corp.	122,900	8,931,143
		18,202,823
Electronic equipment, instruments & components—1.20%
TE Connectivity Ltd.	420,275	13,873,278
Energy equipment & services—0.71%
Baker Hughes, Inc.	175,800	8,143,056
Food & staples retailing—1.67%
CVS Caremark Corp.	198,700	8,991,175
Wal-Mart Stores, Inc.	137,100	10,204,353
		19,195,528
Food products—1.53%
Archer Daniels Midland Co.	345,750	9,020,618
General Mills, Inc.	221,100	8,556,570
		17,577,188
Health care equipment & supplies—4.88%
Baxter International, Inc.	400,900	23,456,659
Becton, Dickinson and Co.	85,075	6,441,028
Covidien PLC	396,700	22,167,596
St. Jude Medical, Inc.	111,700	4,173,112
		56,238,395
Health care providers & services—0.85%
McKesson Corp.	107,400	9,744,402
Household products—1.00%
The Procter & Gamble Co.	179,300	11,572,022
Industrial conglomerates—1.44%
General Electric Co.	799,000	16,579,250
Insurance—6.39%
ACE Ltd.	126,800	9,319,800
Aflac, Inc.	186,300	8,156,214
American International Group, Inc.*	531,025	16,605,152
Axis Capital Holdings Ltd.	279,375	9,180,262
MetLife, Inc.	479,200	14,744,984
The Allstate Corp.	320,400	10,989,720
The Travelers Cos., Inc.	74,800	4,686,220
		73,682,352
Internet software & services—0.54%
Google, Inc., Class A*	9,850	6,234,755

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
IT services—0.52%
Computer Sciences Corp.	241,375	$5,942,653
Machinery—1.88%
Cummins, Inc.	66,800	6,406,120
Flowserve Corp.	74,800	8,974,504
Xylem, Inc.	260,000	6,234,800
		21,615,424
Media—6.71%
Comcast Corp., Class A	312,300	10,165,365
Omnicom Group, Inc.	146,233	7,337,972
The Walt Disney Co.	179,800	8,835,372
Time Warner, Inc.	905,300	35,415,336
Viacom, Inc., Class B	333,450	15,575,449
		77,329,494
Metals & mining—0.88%
Barrick Gold Corp.	308,300	10,136,904
Oil, gas & consumable fuels—12.74%
Anadarko Petroleum Corp.	142,600	9,902,144
BP PLC, ADR	295,640	11,796,036
Chevron Corp.	85,100	9,325,258
CONSOL Energy, Inc.	272,100	7,885,458
Encana Corp.	324,900	7,229,025
EQT Corp.	162,400	9,159,360
Exxon Mobil Corp.	272,200	23,640,570
Marathon Oil Corp.	331,200	8,766,864
Occidental Petroleum Corp.	336,947	29,324,497
Phillips 66	221,000	8,309,600
Royal Dutch Shell PLC, A Shares, ADR	198,553	13,541,315
Southwestern Energy Co.*	237,450	7,895,213
		146,775,340
Pharmaceuticals—10.05%
Abbott Laboratories	358,600	23,778,766
Johnson & Johnson	431,850	29,892,657
Merck & Co., Inc.	222,700	9,836,659
Novartis AG, ADR	160,900	9,431,958
Pfizer, Inc.	1,420,452	34,147,666
Teva Pharmaceutical Industries Ltd., ADR	214,300	8,762,727
		115,850,433

	Number of shares	Value
Common stocks—(concluded)
Road & rail—0.84%
Union Pacific Corp.	79,200	$9,710,712
Semiconductors & semiconductor equipment—2.95%
Applied Materials, Inc.	767,150	8,354,263
Intel Corp.	350,900	9,018,130
Texas Instruments, Inc.	612,400	16,681,776
		34,054,169
Software—5.05%
Microsoft Corp.	1,221,702	36,003,558
Oracle Corp.	733,600	22,154,720
		58,158,278
Specialty retail—1.08%
Staples, Inc.	981,400	12,503,036
Wireless telecommunication services—2.62%
Vodafone Group PLC, ADR	1,051,750	30,237,812
Total common stocks (cost—$1,064,013,826)		1,126,995,648
	Face amount
Repurchase agreement—2.49%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $12,556,453 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $16,463,617 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$29,209,964); proceeds: $28,637,008 (cost—$28,637,000)	$28,637,000	28,637,000
Total investments (cost—$1,092,650,826)—100.29%		1,155,632,648
Liabilities in excess of other assets—(0.29)%		(3,310,616)
Net assets—100.00%		$1,152,322,032

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $1,128,183,162; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$95,939,235
Gross unrealized depreciation	(68,489,749)
Net unrealized appreciation	$27,449,486

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2012

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$173,750	$64,443,892	$64,617,642	$—	$196

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,126,995,648	$—	$—	$1,126,995,648
Repurchase agreement	—	28,637,000	—	28,637,000
Total	$1,126,995,648	$28,637,000	$—	$1,155,632,648

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	86.4%
United Kingdom	4.8
Switzerland	2.8
Ireland	1.9
Canada	1.5
Bermuda	1.3
Israel	0.8
Jersey	0.5
Total	100.0%

Portfolio footnote

*  Non-income producing security.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 4.48% before the deduction of the maximum PACE Select program fee. (Class P shares returned 2.41% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 8.26%, and the Lipper Large-Cap Growth Funds category posted a median return of 3.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Wellington Management

Our portion of the Portfolio significantly underperformed its benchmark during the reporting period. Stock selection was the primary driver of underperformance. In contrast, sector allocation, a residual of the bottom-up stock selection process, had a modest positive impact on our relative results.

At the stock level, selection within the consumer staples, information technology and consumer discretionary sectors detracted the most from relative performance during the period. Within the consumer staples sector, our position in Green Mountain Coffee was the largest detractor. The stock underperformed following disappointing quarterly results and management's more muted growth outlook for the balance of the fiscal year. Acme Packet, a leading provider of session border control solutions, was the main driver of underperformance in the information technology sector; its shares fell after a disappointing earnings announcement. In the consumer discretionary sector, our position in Abercrombie & Fitch, a specialty retailer of casual apparel, weighed on results after it reported disappointing quarterly earnings, partially due to weakness in Europe.

A relative bright spot was our positive results in the health care sector. Our position in Edwards Lifesciences, a cardiovascular medical device company, contributed to relative performance. The company's shares rose after it announced that initial trials

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management"), Marsico Capital Management, LLC ("Marsico"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury")

Portfolio Managers:

Wellington Management: Andrew Shilling;

Marsico: Thomas Marsico and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

Objective:

Capital appreciation

Investment process:

Wellington Management applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

of its new heart valve yielded positive results. Its shares continued to climb after the company announced strong quarterly revenue and earnings, in part due to a great start for the launch of its transcatheter heart valve in the US. A new position in Gilead Sciences, a biopharmaceutical company, also contributed to relative performance. Its shares advanced after a Food and Drug Administration (FDA) panel voted in support of approving Gilead's "Quad," a single-tablet regimen for treating HIV.

From a sector allocation perspective, our overweight to information technology and underweight to energy contributed to relative results.

Derivatives were not used during the reporting period.

Marsico

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to stock selection. Notably, our positions in the consumer discretionary sector were the main source of underperformance; in particular, positions in Wynn Resorts Ltd., Amazon.com Inc. and British Sky Broadcasting Group Plc. were material detractors from returns. Amazon.com and British Sky Broadcasting were sold from our portion of the Portfolio in favor of investments that, in our view, offer better earnings visibility.

Stock selection in the software and services industry also detracted from results. Positions in Chinese Internet search company Baidu Inc., Facebook Inc. and VMware Inc. were laggards. Facebook was sold following the company's second quarter 2012 earnings report, in order to make room for stocks in which we have higher conviction.

In terms of sector positions, our underweights to consumer staples and information technology detracted from relative results, as they were the top-performing sectors during the reporting period.

On the upside, stock selection in the industrials sector was strong. Positions in Union Pacific Corp. and Goodrich Corp. (sold to capture profits during the reporting period) proved advantageous. Other individual contributors included Apple Inc., Visa Inc., Biogen Idec Inc., Starbucks Corp., Dollar General Corp. and Kinder Morgan Inc.

Investment process (continued)

process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

As of July 31, 2012, our portion of the Portfolio maintained overweights to the consumer discretionary, financials and health care sectors, while it had underweights to the information technology, consumer staples and industrials sectors. At period-end, our portion of the Portfolio had no exposure to the telecommunication services or utilities sectors.

Derivatives were not used during the reporting period.

Delaware

Our portion of the Portfolio outperformed its benchmark during the reporting period. Strong stock selection and a relative overweight to the technology and financial services sectors, and an underweight to energy helped drive our outperformance. These positives were partially offset by weak stock selection in the consumer discretionary and producer durables sectors.

In terms of individual holdings, top contributors to performance included Visa, MasterCard and Crown Castle International. Visa and MasterCard benefited from a decreased level of controversy after the Fed released its final, and more favorable than anticipated, recommendations for debit card interchange rates and network exclusivity rules late in the second quarter of 2011. With the release of these recommendations, many of the key elements of uncertainty became clearer, and investors thus returned to focusing on the fundamentals, which we believe are stronger than ever. Additionally, Visa reported strong operating metrics during the second quarter of 2012, demonstrating its ability to grow earnings even in a relatively difficult consumer spending environment. Crown Castle International reported strong earnings and growth projections during the second quarter of 2012, which were helped by its key position as an infrastructure provider for wireless services.

Individual holdings that detracted from performance during the reporting period included Ctrip.com, Polycom and Apollo. The combination of margin pressure in Ctrip.com's business over the past several quarters and the incrementally negative macro concerns in China's economy resulted in a holding with a higher risk-reward profile. Our initial thought on their company-specific margin pressure was that it was mostly a competitive response to some short term market share-driven industry pricing. More recently, we grew concerned that Ctrip's competitive position wasn't as strong as we originally thought. Therefore, we exited the position.

Polycom continues to work through key personnel changes in important roles, such as its head of Sales and Distribution. These changes are occurring within a generally difficult environment in technology spending. While we expected a fair amount of volatility in Apollo's business model and overall education industry transformation, the company has run into more headwinds than we originally expected. Some of the specific business model transition is playing out well, but the volatility and general disappointment of the enrollment side of their business suggests the industry shakeup caused by increased government regulatory scrutiny is more permanent than originally anticipated.

Derivatives were not used during the reporting period.

Roxbury

Our portion of the Portfolio outperformed the benchmark during the reporting period, with the largest contributors coming from our holdings within the energy and consumer discretionary sectors.

Within energy, owning Exxon Mobil and Occidental Petroleum was rewarded. These companies performed well given their pristine balance sheets, high returns on capital, lower direct correlation to oil prices and diversification

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

of revenue streams. Furthermore, they both continue to trade at significant discounts to their underlying value. Consumer discretionary also benefited from favorable stock selection. Home Depot compensated investors through their participation in the recovering housing market, as well as firm pricing, anticipated pent-up consumer demand, strong financials and its attractive valuation.

A detractor from relative performance included our underweight in the health care sector, which was a result of continued concerns and uncertainty over the current administration's health care plan. In addition, large pharmaceutical companies continued purchasing smaller companies to fill their pipelines at what we considered to be unreasonable valuations.

An individual holding that detracted from performance was Joy Global. The company has leading positions in the global surface and underground mining equipment, aftermarket parts and services distribution markets. This enterprise provides investors with high returns on capital and strong emerging markets growth opportunities, particularly in China. However, weakness in US coal markets and global economies caused its share price to move lower. We believe the stock is trading significantly below fair value at current levels, as the negative data has already been priced into its shares.

Our investment philosophy and process led to certain sector weight differentials versus the benchmark. For example, we had an overweight in the consumer staples sector. We believe the strong fundamentals of the businesses in this sector, attractive valuations and the secular demand story should provide investors with attractive absolute and relative returns. In addition, we had an overweight to industrials, as we were able to purchase companies that had high barriers to entry and high returns on capital at historically low prices during August 2011's market sell-off.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	4.19%	1.98%	5.73%
Class C2	3.33	1.14	4.86
Class Y3	4.49	2.31	6.11
Class P4	4.48	2.26	6.03
After deducting maximum sales charge or PACE Select program fee
Class A1	(1.52)	0.83	5.13
Class C2	2.33	1.14	4.86
Class P4	2.41	0.24	3.92
Russell 1000 Growth Index[5]	8.26	3.46	6.77
Lipper Large-Cap Growth Funds median	3.74	1.90	5.64

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (3.01)%; 5-year period, 0.39%; 10-year period, 4.36%; Class C—1-year period, 0.79%; 5-year period, 0.70%; 10-year period, 4.10%; Class Y—1-year period, 2.88%; 5-year period, 1.86%; 10-year period, 5.33%; Class P—1-year period, 0.83%; 5-year period, (0.21)%; 10-year period, 3.16%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.23% and 1.23%; Class C—2.07% and 2.05%; Class Y—0.99% and 0.99%; and Class P—0.97% and 0.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$1,113.0
Number of holdings	125
Portfolio composition[1]	07/31/12
Common stocks and warrants	91.4%
ADRs	3.9
Cash equivalents and other assets less liabilities	4.7
Total	100.0%
Top five sectors[1]	07/31/12
Information technology	34.7%
Consumer discretionary	16.3
Consumer staples	9.8
Health care	8.4
Financials	8.3
Total	77.5%
Top ten equity holdings[1]	07/31/12
Apple, Inc.	9.3%
QUALCOMM, Inc.	4.3
Oracle Corp.	2.7
Visa, Inc., Class A	2.4
priceline.com, Inc.	2.0
Kinder Morgan, Inc.	1.9
Berkshire Hathaway, Inc., Class B	1.9
Allergan, Inc.	1.9
MasterCard, Inc., Class A	1.9
Occidental Pertroleum Corp.	1.8
Total	30.1%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—95.27%
Aerospace & defense—2.03%
Honeywell International, Inc.	247,655	$14,376,373
Precision Castparts Corp.	32,393	5,039,055
The Boeing Co.	42,811	3,164,161
		22,579,589
Air freight & logistics—1.27%
Expeditors International of Washington, Inc.	397,581	14,141,956
Automobiles—0.30%
Harley-Davidson, Inc.	19,435	840,175
Tesla Motors, Inc.*,1	92,383	2,533,142
		3,373,317
Beverages—4.13%
Anheuser-Busch InBev N.V., ADR	185,043	14,659,107
PepsiCo, Inc.	259,026	18,838,961
The Coca-Cola Co.	153,898	12,434,958
		45,933,026
Biotechnology—1.48%
Biogen Idec, Inc.*	86,887	12,670,731
Gilead Sciences, Inc.*	70,260	3,817,226
		16,487,957
Chemicals—1.97%
Monsanto Co.	145,705	12,475,262
Syngenta AG, ADR[1]	138,725	9,438,849
		21,914,111
Commercial banks—1.66%
US Bancorp	210,473	7,050,846
Wells Fargo & Co.	337,372	11,406,547
		18,457,393
Communications equipment—4.98%
Acme Packet, Inc.*,1	116,490	1,846,367
Juniper Networks, Inc.*	148,174	2,597,490
Polycom, Inc.*	346,225	3,026,006
QUALCOMM, Inc.	802,729	47,906,867
		55,376,730
Computers & peripherals—10.63%
Apple, Inc.*	169,018	103,229,434
EMC Corp.*	105,183	2,756,846
NetApp, Inc.*	376,551	12,301,921
		118,288,201
Consumer finance—0.59%
American Express Co.	114,170	6,588,751
Diversified consumer services—0.30%
Apollo Group, Inc., Class A*	123,025	3,346,280
Diversified financial services—1.74%
CME Group, Inc.	141,375	7,367,051
IntercontinentalExchange, Inc.*	91,675	12,029,594
		19,396,645

	Number of shares	Value
Common stocks—(continued)
Electrical equipment—0.23%
AMETEK, Inc.	80,940	$2,509,140
Energy equipment & services—0.81%
Cameron International Corp.*	33,275	1,672,734
Ensco PLC, Class A	53,222	2,891,551
National-Oilwell Varco, Inc.	30,815	2,227,925
Schlumberger Ltd.	31,442	2,240,557
		9,032,767
Food & staples retailing—1.44%
CVS Caremark Corp.	53,220	2,408,205
Wal-Mart Stores, Inc.	69,775	5,193,353
Walgreen Co.	230,700	8,388,252
		15,989,810
Food products—1.17%
Green Mountain Coffee Roasters, Inc.*,1	164,421	3,002,328
Mead Johnson Nutrition Co.	137,571	10,037,180
		13,039,508
Health care equipment & supplies—0.90%
Covidien PLC	48,982	2,737,114
Edwards Lifesciences Corp.*	40,710	4,119,852
Hologic, Inc.*	170,990	3,166,735
		10,023,701
Health care providers & services—1.00%
Express Scripts Holding Co.*	158,519	9,184,591
UnitedHealth Group, Inc.	38,021	1,942,493
		11,127,084
Hotels, restaurants & leisure—2.55%
Chipotle Mexican Grill, Inc.*	13,021	3,806,429
Dunkin' Brands Group, Inc.	79,965	2,421,340
McDonald's Corp.	70,344	6,285,940
Starbucks Corp.	189,604	8,585,269
Wynn Resorts Ltd.	50,011	4,688,531
Yum! Brands, Inc.	40,510	2,626,669
		28,414,178
Household durables—0.30%
D.R. Horton, Inc.	120,985	2,132,966
Lennar Corp., Class A1	39,610	1,157,008
		3,289,974
Household products—2.82%
Colgate-Palmolive Co.	151,185	16,231,222
The Procter & Gamble Co.	234,738	15,149,990
		31,381,212
Insurance—2.85%
Berkshire Hathaway, Inc., Class B*	247,482	20,996,373
The Progressive Corp.	546,000	10,778,040
		31,774,413

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—2.87%
Amazon.com, Inc.*	21,803	$5,086,640
Liberty Interactive Corp., Class A*	241,500	4,523,295
priceline.com, Inc.*	33,724	22,316,520
		31,926,455
Internet software & services—4.07%
Baidu, Inc., ADR*	57,306	6,906,519
eBay, Inc.*	143,366	6,351,114
Facebook, Inc., Class A*,1	44,570	967,615
Google, Inc., Class A*	28,975	18,340,306
VeriSign, Inc.*	285,753	12,693,148
		45,258,702
IT services—6.01%
Accenture PLC, Class A	88,649	5,345,535
Alliance Data Systems Corp.*	22,793	2,963,090
Cognizant Technology Solutions Corp., Class A*	32,526	1,846,501
MasterCard, Inc., Class A	47,240	20,623,567
Teradata Corp.*	139,125	9,407,632
Visa, Inc., Class A	207,291	26,755,049
		66,941,374
Life sciences tools & services—0.05%
Agilent Technologies, Inc.	15,318	586,526
Machinery—1.69%
Caterpillar, Inc.	59,300	4,993,653
Cummins, Inc.	6,621	634,954
Eaton Corp.[1]	44,711	1,960,130
Joy Global, Inc.	215,074	11,170,944
		18,759,681
Media—2.18%
Comcast Corp., Class A	100,795	3,280,877
News Corp., Class A	201,683	4,642,743
Sirius XM Radio, Inc.*,1	1,262,179	2,726,306
The Walt Disney Co.	278,099	13,665,785
		24,315,711
Multiline retail—1.41%
Dollar General Corp.*	267,086	13,624,057
Family Dollar Stores, Inc.	32,180	2,126,454
		15,750,511
Oil, gas & consumable fuels—6.97%
Anadarko Petroleum Corp.	45,624	3,168,130
Cobalt International Energy, Inc.*	66,210	1,661,871
EOG Resources, Inc.	159,975	15,679,150
Exxon Mobil Corp.	183,435	15,931,330
Kinder Morgan, Inc.	601,934	21,555,256
Occidental Petroleum Corp.	225,433	19,619,434
		77,615,171

	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—4.96%
Abbott Laboratories	56,945	$3,776,023
Allergan, Inc.	254,565	20,892,150
Bristol-Myers Squibb Co.	183,433	6,530,215
Johnson & Johnson	27,315	1,890,744
Merck & Co., Inc.	52,790	2,331,734
Novo Nordisk A/S, ADR	80,200	12,394,108
Perrigo Co.	64,450	7,348,589
		55,163,563
Professional services—0.24%
IHS, Inc., Class A*	24,275	2,676,804
Real estate investment trusts—1.41%
American Tower Corp.	216,409	15,648,535
Road & rail—0.95%
J.B. Hunt Transport Services, Inc.	39,462	2,171,199
Norfolk Southern Corp.	43,580	3,227,099
Union Pacific Corp.	42,335	5,190,694
		10,588,992
Semiconductors & semiconductor equipment—0.54%
Altera Corp.	121,634	4,311,925
Broadcom Corp., Class A*	49,347	1,671,877
		5,983,802
Software—8.50%
Adobe Systems, Inc.*	362,375	11,190,140
BMC Software, Inc.*	357,804	14,169,038
Citrix Systems, Inc.*	7,428	539,867
Intuit, Inc.	227,375	13,192,297
Microsoft Corp.	593,263	17,483,461
Oracle Corp.	991,130	29,932,126
Salesforce.com, Inc.*	8,060	1,002,342
Splunk, Inc.*	25,000	735,000
TIBCO Software, Inc.*	34,017	955,537
VMware, Inc., Class A*	59,718	5,420,006
		94,619,814
Specialty retail—3.55%
Abercrombie & Fitch Co., Class A	67,526	2,282,379
AutoZone, Inc.*	7,740	2,904,280
Lowe's Cos., Inc.	139,805	3,546,853
Staples, Inc.	511,125	6,511,732
The Home Depot, Inc.	328,249	17,128,033
The TJX Cos., Inc.	161,012	7,129,611
		39,502,888
Textiles, apparel & luxury goods—2.86%
Coach, Inc.	238,413	11,760,913
Fossil, Inc.*	25,231	1,808,811
Michael Kors Holdings Ltd.*	8,260	341,056
Nike, Inc., Class B	176,221	16,450,230
PVH Corp.	11,600	921,388
Ralph Lauren Corp.	3,730	538,388
		31,820,786

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(concluded)
Tobacco—0.22%
Lorillard, Inc.	19,020	$2,446,733
Wireless telecommunication services—1.64%
Crown Castle International Corp.*	295,750	18,301,010
Total common stocks (cost—$876,900,755)		1,060,372,801
	Number of warrants
Warrants—0.04%
Oil, gas & consumable fuel—0.04%
Kinder Morgan, Inc., strike price $40.00, expires 02/15/17* (cost—$335,676)	176,208	519,813
	Face amount
Repurchase agreement—3.92%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $19,133,058 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $25,086,650 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$44,509,061); proceeds: $43,636,012 (cost—$43,636,000)	$43,636,000	43,636,000

	Number of shares	Value
Investment of cash collateral from securities loaned—1.67%
Money market fund—1.67%
UBS Private Money Market Fund LLC[2] (cost—$18,572,924)	18,572,924	$18,572,924
Total investments (cost—$939,445,355)—100.90%		1,123,101,538
Liabilities in excess of other assets—(0.90)%		(10,052,205)
Net assets—100.00%		$1,113,049,333

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $949,620,162; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$209,407,652
Gross unrealized depreciation	(35,926,276)
Net unrealized appreciation	$173,481,376

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,060,372,801	$—	$—	$1,060,372,801
Warrants	519,813	—	—	519,813
Repurchase agreement	—	43,636,000	—	43,636,000
Investment of cash collateral from securities loaned	—	18,572,924	—	18,572,924
Total	$1,060,892,614	$62,208,924	$—	$1,123,101,538

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	95.0%
Belgium	1.3
Denmark	1.1
Switzerland	0.8
Ireland	0.7
Cayman Islands	0.6
United Kingdom	0.3
Curacao	0.2
British Virgin Islands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$17,797,200	$213,944,648	$213,168,924	$18,572,924	$6,719

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares declined 2.51% before the deduction of the maximum PACE Select program fee. (Class P shares declined 4.44% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 1.89%, and the Lipper Small-Cap Core Funds and the Lipper Small-Cap Value Funds categories posted median declines of 0.78% and 0.94%, respectively.2 (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 126. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On March 6, 2012, Kayne Anderson Rudnick Investment Management, LLC began serving as a fourth Sub-Advisor for this Fund.

MetWest Capital

Our portion of the Portfolio meaningfully underperformed the benchmark during the reporting period, with both stock selection and sector allocation detracting from results. In particular, our holdings in the health care and financials sectors were drags on performance. An underweight in financials, the second best performing sector during the reporting period, was also a drag on relative results. All sector over- and underweights relative to the benchmark result from bottom-up stock selection, rather than tactical allocation decisions.

In financials, Utah-based Zions Bancorporation detracted the most from relative performance, as its shares declined on macro concerns, mainly related to Europe. However, fundamentally, the company has not changed and we added to our Zions Bancorporation position. Our longer term investment thesis remains intact and we remain confident in management's ability to execute well. Within the health care sector, home health care and hospice service provider Amedisys Inc. was the largest detractor. The company's earnings

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

2  On July 20, 2012, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Value Funds category to the Lipper Small-Cap Core Funds category.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead"), Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

significantly fell in 2011, due to changes in the Medicare reimbursement policy. Even though Amedisys is the industry leader and still stands to benefit from future industry consolidation, we exited the position as we saw no credible path for earnings recovery for the home health care industry within our two- to four-year investment horizon. In hindsight, we underestimated the impact of regulatory changes on the company's income statement.

Stock selection and an underweight in the bottom-performing energy sector added to our relative performance. Within the energy sector, offshore drilling and production equipment provider Dril-Quip, Inc. and oil service provider Oceaneering International, Inc. enhanced our results. We continue to believe service providers like Dril-Quip and Oceaneering International should hold up better than companies with direct commodity exposure.

Derivatives were not used during the reporting period.

Buckhead

Our portion of the Portfolio underperformed its benchmark during the reporting period. While many individual stocks contributed to results during the fiscal year, this was offset by weak sector allocation.

In terms of sector allocation, our underweights to utilities and real estate investment trusts (REITs) hurt our results. Utilities provided a safe haven for investors concerned by the ongoing global debt crisis and they offered attractive dividends in the face of record low bond yields. REITs performed well for many of the same reasons. Elsewhere, our overweight to information technology detracted from relative results. Given fears of slowing global economic growth, returns in this sector were among the weakest during the reporting period.

With respect to stock selection, investments in several information technology companies significantly added to returns. Shares of Jabil Circuit and Synnex rallied as both companies posted good results and prospered in an otherwise difficult operating environment. Utility company TW Telecom performed well as demand for the company's managed network services, including on-line access and data networking, continued to grow. Coinstar, a long-term holding, again posted strong earnings growth thanks to its market-leading Redbox business unit. On the downside, several individual holdings detracted from results. Negative contributors came from holdings in a variety of industries, including Meritor (industrials), American Greetings (consumer discretionary), Greif Inc. (packaging) and Kelly Services (temporary staffing). We sold our position in Meritor during the reporting period, as we felt the company faced difficult headwinds in several of its overseas markets. In addition, demand from its domestic markets were weakening,

Investment process (concluded)

have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Although certain structural issues continue to impede global economic growth, many companies currently held in our portion of the Portfolio successfully completed multi-year internal initiatives designed to improve their competitive position and allow for continued expansion. Many of our management teams speak with conviction about their future growth prospects. This is encouraging, as it reinforces our belief that an investment strategy focused on identifying high quality, industry leading companies capable of taking market share from weakened competitors (and generating above average top-line growth as a result) will prove effective in an economy that continues to operate below its potential.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period. The stock market's oscillation between risk tolerance and risk aversion, which was seen during the latter half of 2011, resurfaced in the second quarter of 2012. Wall Street again took its cue from Europe, where a long-term, sustainable political and economic solution remains elusive, despite some progress this year addressing near-term liquidity concerns.

Our active management style has not shown consistent efficacy amid these challenges, as investors are buying and selling stocks en masse and not focusing on business fundamentals, cash flows and earnings. Our investment discipline typically does best when Wall Street differentiates one stock from another on the basis of companies' underlying profitability and when investors are less inclined to make bets on broader macroeconomic trends or geopolitical events.

From a performance attribution standpoint, sector allocation contributed to the bulk of our underperformance, while stock selection also hindered results. In terms of sector allocation, our overweight to energy was the largest detractor, while underweights in utilities and financials also detracted from performance. These negatives were partially offset by the positive impact from our underweight to the telecommunication services sector.

Stock selection in the industrials and financial sectors detracted most significantly from results. One security that performed poorly was United Rental. This equipment rental company focuses on the North American construction industry and has no direct exposure to European or emerging markets. Although the company reported several positive earnings surprises on the strength of the equipment rental market, and also announced a large acquisition that we believe will be accretive to cash earnings, the stock poorly performed due to perceived macroeconomic risk from European contagion.

Conversely, stock selection in the consumer discretionary and utilities sectors provided the largest boost to relative results. In particular, our holdings in the retail industry benefited performance, with Foot Locker as a top contributor. This mall-based athletic retailer performed well as its fundamentals continued to surpass consensus estimates. The company posted its eighth straight earnings surprise in March 2012, and issued a positive outlook for future results.

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

Our portion of the Portfolio underperformed the benchmark during the reporting period from our inception as a Sub-Advisor on March 6, 2012 through July 31, 2012. The main reasons for our underperformance were weak stock selection and a slight high-quality bias. In particular, stock selection in the producer durables, information technology and utilities sectors detracted from results. Conversely, stock selection in financial services and

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

consumer discretionary sectors contributed to performance. Our portion of the Portfolio's underweight in the utilities sector also detracted from relative results.

Individual stocks that hurt our performance include Hillenbrand, ADTRAN and CARBO Ceramics. Hillenbrand, under Batesville Casket Company, manufactures, distributes and sells funeral service products to licensed funeral directors. Batesville Casket Company's growth and profitability suffered from a seasonally low death rate in the US and a persistent trend of cremations over burials. ADTRAN, a maker of telecommunication equipment, is facing more muted spending from its customers, as the weaker macro environment is giving pause to the commitment of new customer projects. CARBO Ceramics, a leading producer of ceramic proppants for the oil and gas industry, saw lower demand from natural gas producers due to the sharp decline in commodity prices. Even with drilling rigs shifting to oil developing regions, CARBO Ceramics was not able to offset the demand because logistic bottlenecks will persist for the balance of the year.

The largest contributing stocks during the reporting period were Ross Stores and WD-40. Ross Stores operates off-price apparel and home accessories stores in the US. The company reported strong quarterly same-store sales, driven by increased transaction volume and higher average selling prices. The discount retail industry continued to benefit from the slow economic recovery and the exodus of consumers from mid-tier department stores. WD-40 produces and sells multi-purpose maintenance products around the world. The company experienced new product introductions, price increases and moderating input cost inflation, collectively helping the company generate good operating results.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.58)%	(0.33)%	6.01%
Class C2	(3.35)	(1.10)	5.21
Class Y3	(2.45)	(0.03)	6.34
Class P4	(2.51)	(0.18)	6.19
After deducting maximum sales charge or PACE Select program fee
Class A1	(7.93)	(1.45)	5.41
Class C2	(4.31)	(1.10)	5.21
Class P4	(4.44)	(2.15)	4.09
Russell 2500 Value Index[5]	1.89	1.28	8.79
Lipper Small-Cap Core Funds median[6,7]	(0.78)	1.18	8.32
Lipper Small-Cap Value Funds median[6,7]	(0.94)	0.89	8.56

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (12.06)%; 5-year period, (2.68)%; 10-year period, 3.97%; Class C—1-year period, (8.57)%; 5-year period, (2.32)%; 10-year period, 3.75%; Class Y—1-year period, (6.78)%; 5-year period, (1.27)%; 10-year period, 4.87%; Class P—1-year period, (8.72)%; 5-year period, (3.37)%; 10-year period, 2.66%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.29% and 1.29%; Class C—2.05% and 2.05%; Class Y—1.08% and 1.08%; and Class P—1.17% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Value Index is designed to measure the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On May 13, 2011, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Core Funds category to the Lipper Small-Cap Value Funds category.

7  On July 20, 2012, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Value Funds category to the Lipper Small-Cap Core Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$386.8
Number of holdings	208
Portfolio composition[1]	07/31/12
Common stocks	97.9%
Cash equivalents and other assets less liabilities	2.1
Total	100.0%
Top five sectors[1]	07/31/12
Financials	25.6%
Industrials	17.9
Consumer discretionary	16.0
Information technology	13.0
Health care	6.6
Total	79.1%
Top ten equity holdings[1]	07/31/12
Jabil Circuit, Inc.	1.6%
Raymond James Financial, Inc.	1.3
Cathay General Bancorp	1.2
KAR Auction Services, Inc.	1.1
Zions Bancorporation	1.1
Trinity Industries, Inc.	1.1
The Jones Group, Inc.	1.1
Eaton Vance Corp.	1.1
Charles River Laboratories International, Inc.	1.0
Comerica, Inc.	1.0
Total	11.6%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—97.85%
Aerospace & defense—0.79%
Triumph Group, Inc.	48,850	$3,054,591
Air freight & logistics—0.26%
Forward Air Corp.	30,500	1,020,530
Auto components—1.33%
Cooper Tire & Rubber Co.	75,985	1,327,458
Dana Holding Corp.	289,800	3,819,564
		5,147,022
Automobiles—0.58%
Thor Industries, Inc.	77,500	2,226,575
Beverages—0.18%
Coca-Cola Enterprises, Inc.	24,075	705,879
Capital markets—5.07%
Ares Capital Corp.	86,300	1,435,169
Cohen & Steers, Inc.	51,200	1,689,600
E*TRADE Financial Corp.*	334,000	2,548,420
Eaton Vance Corp.[1]	154,000	4,085,620
Janus Capital Group, Inc.	195,000	1,409,850
Knight Capital Group, Inc., Class A*	76,115	786,268
Raymond James Financial, Inc.	147,715	4,966,178
Stifel Financial Corp.*	88,855	2,674,536
		19,595,641
Chemicals—2.08%
Ashland, Inc.	47,100	3,315,369
Cytec Industries, Inc.	53,675	3,304,233
The Valspar Corp.	28,100	1,410,620
		8,030,222
Commercial banks—10.12%
Associated Banc-Corp	234,500	2,928,905
Cathay General Bancorp	293,140	4,745,936
Comerica, Inc.	127,310	3,846,035
CVB Financial Corp.[1]	180,800	2,133,440
East West Bancorp, Inc.	29,970	653,346
Fifth Third Bancorp	157,440	2,175,821
First Horizon National Corp.	127,739	1,051,292
Glacier Bancorp, Inc.	159,100	2,413,547
Hancock Holding Co.	106,000	3,230,880
IBERIABANK Corp.	19,865	930,278
KeyCorp	456,250	3,640,875
Prosperity Bancshares, Inc.	50,700	2,056,899
Regions Financial Corp.	545,375	3,795,810
Wintrust Financial Corp.	34,915	1,281,730
Zions Bancorporation	233,380	4,247,516
		39,132,310
Commercial services & supplies—3.84%
ACCO Brands Corp.*	87,800	743,666
Avery Dennison Corp.	64,130	1,974,563
HNI Corp.	38,775	1,030,252
KAR Auction Services, Inc.*	274,000	4,386,740
Progressive Waste Solutions Ltd.	42,080	841,600
Republic Services, Inc.	23,535	680,867

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Schawk, Inc.	121,000	$1,376,980
Sykes Enterprises, Inc.*	68,540	1,013,707
United Stationers, Inc.	111,000	2,798,310
		14,846,685
Communications equipment—1.31%
ADTRAN, Inc.	38,300	826,514
Arris Group, Inc.*	152,950	1,940,935
Plantronics, Inc.	70,500	2,313,810
		5,081,259
Computers & peripherals—2.04%
Avid Technology, Inc.*	317,500	2,924,175
Diebold, Inc.	63,425	2,051,799
Electronics for Imaging, Inc.*	198,700	2,904,994
		7,880,968
Construction & engineering—1.74%
Dycom Industries, Inc.*	53,905	939,025
EMCOR Group, Inc.	78,500	2,066,905
KBR, Inc.	38,625	1,013,520
Pike Electric Corp.*	268,200	2,298,474
Tutor Perini Corp.*	36,910	419,298
		6,737,222
Construction materials—0.63%
Texas Industries, Inc.[1]	58,500	2,443,545
Consumer finance—1.11%
EZCORP, Inc., Class A*	25,980	584,550
First Cash Financial Services, Inc.*	45,900	1,840,590
SLM Corp.	117,550	1,879,624
		4,304,764
Containers & packaging—1.97%
AptarGroup, Inc.	16,600	830,166
Ball Corp.	31,435	1,306,439
Boise, Inc.	120,500	891,700
Greif, Inc., Class A	18,710	809,395
Owens-Illinois, Inc.*	35,850	661,432
Rock-Tenn Co., Class A	37,325	2,173,061
Silgan Holdings, Inc.	23,200	956,072
		7,628,265
Diversified consumer services—0.96%
Coinstar, Inc.*,1	33,510	1,591,390
Hillenbrand, Inc.	84,500	1,461,005
School Specialty, Inc.*,1	195,000	655,200
		3,707,595
Diversified telecommunication services—0.77%
General Communication, Inc., Class A*	141,500	1,335,760
Premiere Global Services, Inc.*	111,880	1,024,821
tw telecom, Inc.*	24,075	605,005
		2,965,586

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Electric utilities—1.56%
Cleco Corp.	49,300	$2,157,368
PNM Resources, Inc.	57,650	1,199,120
Westar Energy, Inc.	87,000	2,658,720
		6,015,208
Electronic equipment, instruments & components—2.68%
FEI Co.	45,525	2,171,998
Jabil Circuit, Inc.	278,975	6,053,758
SYNNEX Corp.*	43,605	1,475,157
Vishay Intertechnology, Inc.*	67,060	661,882
		10,362,795
Energy equipment & services—3.55%
CARBO Ceramics, Inc.	8,600	551,948
Dresser-Rand Group, Inc.*	28,100	1,306,931
Dril-Quip, Inc.*	25,000	1,832,750
Noble Corp.	29,075	1,075,775
Oceaneering International, Inc.	39,000	2,015,910
Oil States International, Inc.*	23,800	1,730,260
Superior Energy Services, Inc.*	78,150	1,693,511
TETRA Technologies, Inc.*	202,000	1,399,860
Tidewater, Inc.	43,865	2,130,523
		13,737,468
Food products—1.95%
Brooklyn Cheesecake & Desserts Co., Inc.*,2	4,955	991
Darling International, Inc.*	41,480	685,250
Flowers Foods, Inc.	33,400	713,758
Hain Celestial Group, Inc.*	14,875	828,389
J&J Snack Foods Corp.	26,000	1,502,540
Ralcorp Holdings, Inc.*	32,000	1,909,440
The Fresh Del Monte Produce, Inc.	78,235	1,916,757
		7,557,125
Gas utilities—0.44%
Questar Corp.	83,000	1,689,050
Health care equipment & supplies—1.87%
DENTSPLY International, Inc.	34,300	1,246,462
Hill-Rom Holdings, Inc.	19,590	512,278
Sirona Dental Systems, Inc.*	51,000	2,204,730
STERIS Corp.	109,000	3,284,170
		7,247,640
Health care providers & services—0.88%
AMN Healthcare Services, Inc.*	347,400	2,028,816
WellCare Health Plans, Inc.*	21,225	1,375,804
		3,404,620
Health care technology—0.18%
Computer Programs & Systems, Inc.	13,800	683,100
Hotels, restaurants & leisure—0.83%
Ameristar Casinos, Inc.	63,800	1,076,306
Brinker International, Inc.	31,338	1,015,665
Wyndham Worldwide Corp.	21,600	1,124,280
		3,216,251

	Number of shares	Value
Common stocks—(continued)
Household durables—1.09%
American Greetings Corp., Class A1	41,460	$551,003
Ethan Allen Interiors, Inc.	74,000	1,526,620
MDC Holdings, Inc.	38,975	1,241,743
Newell Rubbermaid, Inc.	51,590	910,564
		4,229,930
Household products—0.35%
WD-40 Co.	28,100	1,350,205
Insurance—4.40%
Arch Capital Group Ltd.*	32,925	1,277,490
Brown & Brown, Inc.	60,355	1,523,360
HCC Insurance Holdings, Inc.	48,675	1,491,402
Horace Mann Educators Corp.	124,200	2,166,048
Lincoln National Corp.	153,000	3,067,650
RLI Corp.	14,500	933,945
StanCorp Financial Group, Inc.	67,600	2,011,776
Unum Group	61,905	1,169,386
Validus Holdings Ltd.	104,225	3,390,439
		17,031,496
Internet software & services—1.58%
DealerTrack Holdings, Inc.*	25,950	756,962
Monster Worldwide, Inc.*	38,060	275,935
ValueClick, Inc.*	182,575	2,868,253
WebMD Health Corp.*,1	151,000	2,221,210
		6,122,360
IT services—1.60%
DST Systems, Inc.	39,350	2,120,965
Global Payments, Inc.	20,315	869,888
Jack Henry & Associates, Inc.	51,100	1,774,703
TeleTech Holdings, Inc.*	86,215	1,419,099
		6,184,655
Life sciences tools & services—3.20%
Bio-Rad Laboratories, Inc., Class A*	22,200	2,135,862
Charles River Laboratories International, Inc.*	116,300	3,957,689
Covance, Inc.*	52,000	2,440,880
PerkinElmer, Inc.	98,450	2,515,397
Waters Corp.*	17,300	1,340,404
		12,390,232
Machinery—6.02%
AGCO Corp.*	39,775	1,743,736
Barnes Group, Inc.	42,025	1,002,717
Blount International, Inc.*	74,975	1,066,145
Graco, Inc.	23,800	1,091,944
IDEX Corp.	80,000	3,052,000
Kennametal, Inc.	22,330	823,977
Lincoln Electric Holdings, Inc.	34,400	1,371,872
RBC Bearings, Inc.*	23,300	1,091,372
Snap-on, Inc.	17,675	1,198,011
Timken Co.	38,400	1,390,080
Trimas Corp.*	41,995	912,971

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Trinity Industries, Inc.	148,200	$4,149,600
Wabtec Corp.	34,200	2,707,956
Watts Water Technologies, Inc., Class A	49,900	1,678,636
		23,281,017
Marine—0.10%
Kirby Corp.*	7,300	385,221
Media—1.01%
John Wiley & Sons, Inc., Class A	42,100	2,006,065
The Interpublic Group of Cos., Inc.	113,250	1,117,778
Valassis Communications, Inc.*,1	34,395	775,607
		3,899,450
Multi-utilities—1.56%
CMS Energy Corp.	112,475	2,773,633
NiSource, Inc.	127,800	3,270,402
		6,044,035
Oil, gas & consumable fuels—2.87%
Energen Corp.	70,425	3,606,464
EQT Corp.	19,700	1,111,080
HollyFrontier Corp.	75,125	2,808,924
Oasis Petroleum, Inc.*,1	83,000	2,172,940
Plains Exploration & Production Co.*	35,021	1,399,439
		11,098,847
Paper & forest products—0.35%
MeadWestvaco Corp.	47,525	1,349,710
Personal products—0.59%
Herbalife Ltd.	25,925	1,423,023
Nu Skin Enterprises, Inc., Class A	17,050	869,721
		2,292,744
Pharmaceuticals—0.48%
Jazz Pharmaceuticals PLC*	38,375	1,844,686
Professional services—1.66%
Kelly Services, Inc., Class A	90,715	1,075,880
Korn/Ferry International*	131,000	1,723,960
Resources Connection, Inc.	216,000	2,438,640
Towers Watson & Co., Class A	20,090	1,177,877
		6,416,357
Real estate investment trusts—4.15%
American Capital Mortgage Investment Corp.	59,325	1,456,429
BioMed Realty Trust, Inc.	164,300	3,088,840
Brandywine Realty Trust	246,850	2,932,578
CBL & Associates Properties, Inc.	134,550	2,654,671
DuPont Fabros Technology, Inc.	45,475	1,223,277
Entertainment Properties Trust	31,900	1,440,604
Home Properties, Inc.	17,975	1,179,340
Kilroy Realty Corp.	20,300	961,002
Realty Income Corp.	27,000	1,112,400
		16,049,141

	Number of shares	Value
Common stocks—(concluded)
Real estate management & development—0.73%
Jones Lang LaSalle, Inc.	42,500	$2,834,325
Road & rail—2.38%
Con-way, Inc.	38,535	1,372,617
Hertz Global Holdings, Inc.*	255,800	2,880,308
Landstar System, Inc.	76,100	3,760,101
Ryder System, Inc.	30,350	1,197,004
		9,210,030
Semiconductors & semiconductor equipment—2.66%
ATMI, Inc.*	75,000	1,423,500
International Rectifier Corp.*	80,600	1,373,424
Microchip Technology, Inc.	35,000	1,168,300
NVIDIA Corp.*	139,190	1,884,632
ON Semiconductor Corp.*	235,520	1,634,509
Skyworks Solutions, Inc.*	97,375	2,817,059
		10,301,424
Software—1.17%
Cadence Design Systems, Inc.*	285,750	3,491,865
FactSet Research Systems, Inc.	11,000	1,022,560
		4,514,425
Specialty retail—7.63%
Aaron's, Inc.	38,415	1,126,712
Abercrombie & Fitch Co., Class A	43,000	1,453,400
Advance Auto Parts	32,850	2,304,427
Aeropostale, Inc.*	124,000	2,445,280
Ascena Retail Group, Inc.*	124,000	2,274,160
Chico's FAS, Inc.	41,565	636,776
DSW, Inc., Class A	28,000	1,655,360
Foot Locker, Inc.	109,825	3,626,421
GNC Holdings, Inc., Class A	86,175	3,320,323
Group 1 Automotive, Inc.	32,000	1,720,000
Jos. A. Bank Clothiers, Inc.*	45,000	1,901,700
OfficeMax, Inc.*	658,000	2,954,420
Pier 1 Imports, Inc.	150,800	2,486,692
Ross Stores, Inc.	23,900	1,587,916
		29,493,587
Textiles, apparel & luxury goods—2.05%
Carter's, Inc.*	27,000	1,368,090
PVH Corp.	30,600	2,430,558
The Jones Group Inc.	390,000	4,122,300
		7,920,948
Trading companies & distributors—1.13%
Applied Industrial Technologies, Inc.	18,641	692,699
MSC Industrial Direct Co, Inc.	17,400	1,195,902
United Rentals, Inc.*	86,325	2,495,656
		4,384,257
Water utilities—0.37%
American Water Works Co., Inc.	39,150	1,419,188
Total common stocks (cost—$363,181,471)		378,470,186

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2012

	Face amount	Value
Repurchase agreement—2.41%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $4,096,183 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $5,370,783 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$9,528,913); proceeds: $9,342,003 (cost—$9,342,000)	$9,342,000	$9,342,000

	Number of shares	Value
Investment of cash collateral from securities loaned—3.22%
Money market fund—3.22%
UBS Private Money Market Fund LLC[3] (cost—$12,446,836)	12,446,836	$12,446,836
Total investments (cost—$384,970,307)—103.48%		400,259,022
Liabilities in excess of other assets—(3.48)%		(13,455,340)
Net assets—100.00%		$386,803,682

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $386,333,990; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,919,676
Gross unrealized depreciation	(27,994,644)
Net unrealized appreciation	$13,925,032

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$378,469,195	$991	$—	$378,470,186
Repurchase agreement	—	9,342,000	—	9,342,000
Investment of cash collateral from securities loaned	—	12,446,836	—	12,446,836
Total	$378,469,195	$21,789,827	$—	$400,259,022

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	97.0%
Bermuda	1.2
Cayman Islands	0.8
Ireland	0.5
Switzerland	0.3
Canada	0.2
Total	100.0%

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  Illiquid security representing 0.00% of net assets as of July 31, 2012.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for more information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$15,163,573	$129,633,091	$132,349,828	$12,446,836	$3,476

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares declined 0.99% before the deduction of the maximum PACE Select program fee. (Class P shares declined 2.96% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") declined 0.28% and the Lipper Small-Cap Growth Funds category posted a median decline of 1.89%. (Please note that while the Portfolio outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported here, largely because fees and expenses that are embedded in the Portfolio are not embedded in the Index. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 137. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

Copper Rock

Our portion of the Portfolio substantially underperformed the benchmark during the reporting period. Weakness during the fiscal year stemmed from the combination of some holdings disappointments and a market environment that tended to reward lower quality, non-earners. The largest detractor from results was our position in Green Mountain Corp. The company was in the news when a hedge fund questioned accounting practices that had already been resolved. More significantly, the company missed its fourth quarter 2012 sales expectations and, consequently, its shares moved significantly lower. We eventually exited the position. Our holding in information technology company Acme Packet was also negative for performance, primarily due to its weak results in the first quarter of 2012. The stock performed poorly during that time given slowing wireline build-out of Internet Protocol (IP) networks by carriers. Subsequently, we eliminated this position from our portion of the Portfolio.

Leading contributors to performance included information technology companies Success Factors and Catamaran Corp., as well as health care firm Air Methods. The Information Technology segment of our portion of the Portfolio significantly benefited from SAP's acquisition of SuccessFactors. (We sold our position in SuccessFactors shortly after the announcement that it would be acquired.) Shares of pharmacy benefit manager Catamaran Corp. (formerly SXC Health Solutions) continued to move higher as it benefited from the disruption created from the recently completed merger between Medco and Express Scripts. In addition, Catamaran acquired its biggest competitor during the second quarter of 2012, which is expected to be positive and accretive going forward. The

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

health care sector had been a significant underperformer in the fourth quarter of 2011, primarily because of some negative company-specific announcements that caused our stocks to severely drop in light of the extreme correlations. However, we believed many of these issues were temporary and we therefore maintained positions in several of our holdings, including emergency medical services helicopter operator Air Methods. This proved beneficial in the early part of 2012, as these stocks rallied following positive earnings announcements.

Derivatives were not used during the reporting period.

Riverbridge

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within the information technology sector contributed to performance. Our holdings in the sector are largely business services companies, which are firms that enable other companies to operate more efficiently. A hallmark of business service companies, and one that makes them attractive to us, is their high level of recurring revenue. This ultimately leads to predictable and sustainable earnings growth. Companies with these qualities performed well over the fiscal year, with SPS Commerce, Ultimate Software Group and Concur Technologies contributing the most to performance. An underweight to the energy sector also helped our relative results, since it was the worst performing sector over the reporting period.

Detracting from performance was stock selection within the health care sector. In particular, two holdings that struggled were Allscripts Healthcare Solutions and Quality Systems. Both companies saw deterioration at the fundamental level, and were ultimately sold from our portion of the Portfolio. We continue to focus on those health care companies that we believe are delivering a product or service that compels the ultimate payer and that are part of the solution to lower health care costs.

Looking ahead, we will remain disciplined to invest in high quality companies that have the ability to predictably compound their earnings. All of the companies in our portion of the Portfolio possess the ability to internally finance their growth, and thus, in our view, have the capability to better weather economic uncertainty.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our best performing sectors were consumer discretionary, health care and information technology. Mergers and acquisitions continue to be a theme in driving our results, as 11 of our holdings were acquired or were in the process of being acquired during the reporting period. The 11 companies are AMERIGROUP, Ardea Biosciences, Ariba, Brigham Exploration, Catalyst Health Solutions, Inhibitex, Pharmasset, Solutia, SuccessFactors, Taleo and Zoll Medical. Many of the acquisitions were in health care and information technology, which helped drive our outperformance in those sectors. We

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

continue to hold Catamaran, (formerly SXC Health Solutions, which acquired Catalyst Health Solutions), as we believe the new company is an attractive investment opportunity.

Our worst relative performing sectors were financials, industrials and consumer staples, which were driven by poor stock selection. Our largest detractors from results were MF Global, Acacia Research and Diamond Foods. We sold MF Global after the company reported weak third quarter results, but before the company declared bankruptcy. We sold Diamond Foods after a controversy over walnut payments was revealed, but before the stock fell further, when a Securities and Exchange Commission (SEC) probe was disclosed. In both circumstances, despite our dismay in misevaluating the companies, we were pleased that we sold the stocks before their fundamentals further deteriorated. We continue to own Acacia Research, a patent company that procures, develops, licenses and implements patented technologies through its subsidiaries, as we believe in the value of their intellectual property portfolio.

Despite the volatility in the financial markets, we remain confident in the companies in our portion of the Portfolio. We believe in our ability to identify dynamic growth companies, as proven by the acquisition stories. Large companies will undoubtedly continue to look toward acquiring small companies to enhance their growth rates. The market has been mainly sentiment and macro-driven, but when focus turns back to company fundamentals, we believe our portion of the Portfolio will prosper.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(1.26)%	2.22%	7.87%
Class C2	(1.99)	1.43	7.04
Class Y3	(1.04)	2.49	8.20
Class P4	(0.99)	2.43	8.11
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.69)	1.07	7.26
Class C2	(2.97)	1.43	7.04
Class P4	(2.96)	0.40	5.97
Russell 2500 Growth Index[5]	(0.28)	3.03	9.69
Lipper Small-Cap Growth Funds median	(1.89)	1.86	8.35

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (8.53)%; 5-year period, 0.80%; 10-year period, 6.21%; Class C—1-year period, (4.87)%; 5-year period, 1.17%; 10-year period, 5.97%; Class Y—1-year period, (3.01)%; 5-year period, 2.22%; 10-year period, 7.13%; Class P—1-year period, (4.96)%; 5-year period, 0.14%; 10-year period, 4.91%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.28% and 1.28%; Class C—2.05% and 2.05%; Class Y—1.08% and 1.08%; and Class P—1.16% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Growth Index is designed to measure the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$423.7
Number of holdings	216
Portfolio composition[1]	07/31/12
Common stocks	96.8%
Investment companies	0.1
Cash equivalents and other assets less liabilities	3.1
Total	100.0%
Top five sectors[1]	07/31/12
Information technology	27.0%
Industrials	17.9
Consumer discretionary	16.4
Health care	16.0
Financials	6.5
Total	83.8%
Top ten equity holdings[1]	07/31/12
Ultimate Software Group, Inc.	1.7%
Affiliated Managers Group, Inc.	1.3
Mellanox Technologies Ltd.	1.1
Portfolio Recovery Associates, Inc.	1.1
Rollins, Inc.	1.1
Clean Harbors, Inc.	1.0
FMC Corp.	0.9
LKQ Corp.	0.9
Beacon Roofing Supply, Inc.	0.9
Acacia Research	0.9
Total	10.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—96.82%
Aerospace & defense—2.40%
BE Aerospace, Inc.*	68,766	$2,697,690
Hexcel Corp.*	59,130	1,377,138
TransDigm Group, Inc.*	20,206	2,492,612
Triumph Group, Inc.	57,720	3,609,232
		10,176,672
Air freight & logistics—0.82%
Forward Air Corp.	36,855	1,233,168
Hub Group, Inc., Class A*	74,850	2,226,788
		3,459,956
Airlines—0.43%
Alaska Air Group, Inc.*	33,542	1,168,939
Spirit Airlines, Inc.*	29,498	634,502
		1,803,441
Auto components—0.83%
Dana Holding Corp.	82,845	1,091,897
Gentex Corp.	89,352	1,430,526
Tenneco, Inc.*	34,317	1,005,145
		3,527,568
Biotechnology—2.65%
Amarin Corp. PLC*,1	119,190	1,395,715
Ariad Pharmaceuticals, Inc.*	86,250	1,649,963
Cepheid, Inc.*	98,112	3,143,508
Medivation, Inc.*	20,545	2,048,336
Onyx Pharmaceuticals, Inc.*	39,815	2,984,931
		11,222,453
Capital markets—2.49%
Affiliated Managers Group, Inc.*	48,049	5,361,788
Financial Engines, Inc.*	63,945	1,200,248
HFF, Inc., Class A*	74,535	973,427
Knight Capital Group, Inc., Class A*	142,665	1,473,729
Lazard Ltd., Class A	57,915	1,555,018
		10,564,210
Chemicals—3.75%
Airgas, Inc.	25,687	2,037,493
Albemarle Corp.	28,423	1,654,787
Ashland, Inc.	31,735	2,233,827
FMC Corp.	69,516	3,802,525
Intrepid Potash, Inc.*	109,660	2,559,464
Koppers Holdings, Inc.	40,714	1,341,119
Kraton Performance Polymers, Inc.*	96,925	2,269,984
		15,899,199
Commercial banks—1.09%
Hancock Holding Co.	63,145	1,924,660
Signature Bank*	41,653	2,686,618
		4,611,278
Commercial services & supplies—4.96%
Clean Harbors, Inc.*	68,864	4,169,026
Innerworkings, Inc.*,1	146,905	1,761,391

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Mobile Mini, Inc.*	52,821	$756,397
Portfolio Recovery Associates, Inc.*	53,227	4,507,262
Ritchie Brothers Auctioneers, Inc.[1]	114,008	2,402,149
Rollins, Inc.	190,245	4,485,977
Waste Connections, Inc.	95,470	2,937,612
		21,019,814
Communications equipment—0.68%
Digi International, Inc.*	149,045	1,363,762
NETGEAR, Inc.*	44,125	1,528,048
		2,891,810
Computers & peripherals—1.34%
3D Systems Corp.*,1	36,977	1,405,126
NCR Corp.*	85,052	1,983,413
Stratasys, Inc.*	37,375	2,290,340
		5,678,879
Construction & engineering—0.46%
Foster Wheeler AG*	108,525	1,957,791
Construction materials—0.24%
Eagle Materials, Inc.	29,172	1,013,727
Consumer finance—0.81%
DFC Global Corp.*	47,077	902,466
First Cash Financial Services, Inc.*	63,405	2,542,541
		3,445,007
Containers & packaging—0.60%
Rock-Tenn Co., Class A	43,785	2,549,163
Distributors—1.21%
LKQ Corp.*	105,985	3,744,450
Pool Corp.	37,762	1,391,907
		5,136,357
Diversified consumer services—1.31%
Capella Education Co.*	19,904	527,854
Coinstar, Inc.*,1	41,620	1,976,534
Grand Canyon Education, Inc.*	182,203	3,031,858
		5,536,246
Diversified financial services—0.35%
MarketAxess Holdings, Inc.	48,958	1,479,511
Electrical equipment—1.06%
AMETEK, Inc.	43,923	1,361,613
Polypore International, Inc.*,1	50,920	1,892,187
Roper Industries, Inc.	12,594	1,252,473
		4,506,273
Electronic equipment, instruments & components—3.04%
Coherent, Inc.*	58,735	2,868,030
FARO Technologies, Inc.*	35,535	1,529,071
IPG Photonics Corp.*,1	29,121	1,509,342
Maxwell Technologies, Inc.*,1	81,740	532,127
National Instruments Corp.	128,700	3,325,608

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
OSI Systems, Inc.*	20,738	$1,338,431
Trimble Navigation Ltd.*	40,343	1,785,581
		12,888,190
Energy equipment & services—2.58%
Core Laboratories N.V.	7,572	844,732
Hornbeck Offshore Services, Inc.*	22,640	958,804
ION Geophysical Corp.*	330,755	2,199,521
Oceaneering International, Inc.	36,200	1,871,178
Oil States International, Inc.*	18,177	1,321,468
OYO Geospace Corp.*	12,001	1,137,455
Rowan Cos., PLC, Class A*	73,930	2,597,161
		10,930,319
Food & staples retailing—1.61%
The Fresh Market, Inc.*	54,335	3,199,788
United Natural Foods, Inc.*	66,538	3,613,013
		6,812,801
Food products—0.27%
The Hain Celestial Group, Inc.*	20,748	1,155,456
Health care equipment & supplies—4.21%
Abaxis, Inc.*	57,878	2,065,666
Align Technology, Inc.*	74,694	2,536,608
Cyberonics, Inc.*	39,560	1,712,948
DexCom, Inc.*	146,690	1,615,057
Insulet Corp.*	35,245	689,392
MAKO Surgical Corp.*,1	59,825	762,171
Neogen Corp.*	61,385	2,361,481
Sirona Dental Systems, Inc.*	36,314	1,569,854
The Cooper Cos., Inc.	24,843	1,869,684
Thoratec Corp.*	76,940	2,639,811
		17,822,672
Health care providers & services—6.54%
Air Methods Corp.*	19,719	2,149,963
AMERIGROUP Corp.*	22,180	1,993,538
Bio-Reference Laboratories, Inc.*,1	90,779	2,246,780
Catamaran Corp.*	30,459	2,574,090
Chemed Corp.	53,915	3,384,245
Health Management Associates, Inc., Class A*	314,715	2,070,825
HMS Holdings Corp.*	83,800	2,883,558
IPC The Hospitalist Co.*	51,270	2,204,610
Magellan Health Services, Inc.*	45,645	2,200,089
MEDNAX, Inc.*	39,900	2,638,587
MWI Veterinary Supply, Inc.*	22,346	2,035,497
Team Health Holdings, Inc.*	50,407	1,345,867
		27,727,649
Health care technology—0.73%
athenahealth, Inc.*,1	33,608	3,075,132
Hotels, restaurants & leisure—3.58%
Arcos Dorados Holdings, Inc., Class A1	108,950	1,425,066
Bally Technologies, Inc.*	40,350	1,763,699

	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Buffalo Wild Wings, Inc.*	11,380	$826,074
Penn National Gaming, Inc.*	62,600	2,436,392
Red Robin Gourmet Burgers, Inc.*	63,695	1,901,296
Scientific Games Corp., Class A*	229,595	1,942,374
The Cheesecake Factory, Inc.*	76,110	2,551,207
Wyndham Worldwide Corp.	44,685	2,325,854
		15,171,962
Household durables—0.27%
Ethan Allen Interiors, Inc.	55,600	1,147,028
Internet software & services—2.81%
Bankrate, Inc.*,1	97,325	1,552,334
Constant Contact, Inc.*,1	36,750	616,297
DealerTrack Holdings, Inc.*	92,603	2,701,230
Rackspace Hosting, Inc.*	66,289	2,908,761
SciQuest, Inc.*	83,610	1,423,042
SPS Commerce, Inc.*	61,446	1,987,778
Zillow, Inc.*,1	18,551	698,631
		11,888,073
IT services—3.47%
Cass Information Systems, Inc.	38,450	1,461,100
Echo Global Logistics, Inc.*	82,661	1,491,204
Forrester Research, Inc.	24,705	705,081
Gartner, Inc.*	36,908	1,638,346
Heartland Payment Systems, Inc.	73,292	2,323,356
MAXIMUS, Inc.	61,770	3,119,385
ServiceSource International, Inc.*,1	138,170	1,558,558
VeriFone Systems, Inc.*	34,327	1,245,727
Wright Express Corp.*	18,227	1,173,454
		14,716,211
Leisure equipment & products—0.77%
Brunswick Corp.	68,310	1,502,137
Polaris Industries, Inc.	23,246	1,747,169
		3,249,306
Life sciences tools & services—0.78%
Luminex Corp.*	53,265	912,430
Techne Corp.	34,740	2,399,839
		3,312,269
Machinery—2.55%
Kennametal, Inc.	49,885	1,840,757
Lincoln Electric Holdings, Inc.	44,413	1,771,191
Rexnord Corp.*,1	70,570	1,369,058
Robbins & Myers, Inc.	25,862	1,185,514
The Manitowoc Co., Inc.[1]	157,020	1,884,240
The Toro Co.	40,494	1,522,574
Woodward, Inc.	36,720	1,232,690
		10,806,024
Media—0.54%
Cinemark Holdings, Inc.	97,890	2,288,668

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Metals & mining—0.73%
Haynes International, Inc.	27,272	$1,314,238
US Silica Holdings, Inc.*,1	169,520	1,754,532
		3,068,770
Multiline retail—0.47%
Big Lots, Inc.*	48,680	1,972,027
Oil, gas & consumable fuels—2.68%
Berry Petroleum Co., Class A	46,125	1,753,672
Energy XXI (Bermuda) Ltd.	41,666	1,299,146
Magnum Hunter Resources Corp.*,1	372,230	1,414,474
Oasis Petroleum, Inc.*,1	59,366	1,554,202
Plains Exploration & Production Co.*	59,200	2,365,632
Rosetta Resources, Inc.*	71,378	2,977,890
		11,365,016
Personal products—0.48%
Nu Skin Enterprises, Inc., Class A	39,500	2,014,895
Pharmaceuticals—1.14%
MAP Pharmaceuticals, Inc.*	74,890	1,056,698
Medicis Pharmaceutical Corp., Class A	28,004	921,891
Perrigo Co.	13,461	1,534,823
Questcor Pharmaceuticals, Inc.*,1	35,410	1,305,567
		4,818,979
Professional services—3.01%
Acacia Research*	131,756	3,730,012
CoStar Group, Inc.*	34,130	2,816,749
Equifax, Inc.	59,368	2,780,797
Huron Consulting Group, Inc.*	44,640	1,503,475
Mistras Group, Inc.*	40,463	909,608
Verisk Analytics, Inc., Class A*	20,054	1,007,714
		12,748,355
Real estate investment trusts—0.38%
Extra Space Storage, Inc.	49,623	1,624,657
Real estate management & development—0.36%
Jones Lang LaSalle, Inc.	22,705	1,514,196
Road & rail—1.64%
Genesee & Wyoming, Inc., Class A*	27,170	1,686,170
Hertz Global Holdings, Inc.*	156,085	1,757,517
Knight Transportation, Inc.	131,965	2,023,024
Old Dominion Freight Line, Inc.*	34,578	1,466,107
		6,932,818
Semiconductors & semiconductor equipment—4.92%
Cabot Microelectronics Corp.	45,306	1,331,996
CEVA, Inc.*	117,585	1,827,271
EZchip Semiconductor Ltd.*,1	31,110	1,140,804
LSI Corp.*	313,470	2,162,943
Mellanox Technologies Ltd.*,1	45,960	4,819,365
Power Integrations, Inc.	53,045	1,869,306
Semtech Corp.*	117,570	2,808,747
Teradyne, Inc.*	184,572	2,715,054

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Ultratech, Inc.*	26,517	$843,506
Volterra Semiconductor Corp.*	58,264	1,338,907
		20,857,899
Software—10.77%
ACI Worldwide, Inc.*	41,791	1,839,222
Ariba, Inc.*	59,770	2,655,581
BroadSoft, Inc.*,1	70,445	1,729,425
Cadence Design Systems, Inc.*	156,360	1,910,719
CommVault Systems, Inc.*	37,180	1,803,974
Concur Technologies, Inc.*	35,166	2,375,112
Ebix, Inc.[1]	81,532	1,768,429
Fortinet, Inc.*	49,851	1,196,922
Imperva, Inc.*,1	54,390	1,435,896
Informatica Corp.*	57,034	1,683,073
Kenexa Corp.*	99,530	2,369,809
Manhattan Associates, Inc.*	20,898	975,728
MICROS Systems, Inc.*	35,270	1,683,790
Pegasystems, Inc.[1]	43,037	1,195,568
QLIK Technologies, Inc.*	113,802	2,276,040
Sourcefire, Inc.*	64,865	3,311,358
SS&C Technologies Holdings, Inc.*	94,890	2,305,827
Tangoe, Inc.*	59,981	1,151,035
TIBCO Software, Inc.*	120,440	3,383,160
Ultimate Software Group, Inc.*	78,547	7,027,600
Verint Systems, Inc.*,1	56,185	1,568,123
		45,646,391
Specialty retail—6.00%
Abercrombie & Fitch Co., Class A	39,250	1,326,650
Asbury Automotive Group, Inc.*	76,560	2,002,809
Ascena Retail Group, Inc.*	100,770	1,848,122
Dick's Sporting Goods, Inc.	56,339	2,767,372
DSW, Inc., Class A	24,949	1,474,985
Express, Inc.*	129,890	2,091,229
Foot Locker, Inc.	61,445	2,028,914
Genesco, Inc.*	18,233	1,207,389
GNC Holdings, Inc., Class A	82,972	3,196,911
PetSmart, Inc.	21,224	1,403,119
Sonic Automotive, Inc., Class A1	49,240	842,989
Tractor Supply Co.	19,379	1,760,970
Urban Outfitters, Inc.*	77,960	2,381,678
Zumiez, Inc.*	29,474	1,070,790
		25,403,927
Textiles, apparel & luxury goods—1.40%
Fossil, Inc.*	18,840	1,350,640
Michael Kors Holdings Ltd.*	34,770	1,435,653
PVH Corp.	24,671	1,959,617
Steven Madden Ltd.*	29,474	1,191,634
		5,937,544
Trading companies & distributors—1.61%
Beacon Roofing Supply, Inc.*	141,049	3,739,209
Titan Machinery, Inc.*	29,215	830,875

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—(concluded)
United Rentals, Inc.*	29,475	$852,122
WESCO International, Inc.*	25,372	1,413,474
		6,835,680
Total common stocks (cost—$349,396,094)		410,212,269
Investment companies—0.12%
iShares Russell 2000 Growth Index Fund[1]	1,948	174,892
iShares Russell Midcap Growth Index Fund	5,409	319,888
Total investment companies (cost—$520,415)		494,780
	Face amount
Repurchase agreement—2.75%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $5,107,293 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $6,696,519 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$11,881,051); proceeds: $11,648,003 (cost—$11,648,000)	$11,648,000	11,648,000

	Number of shares	Value
Investment of cash collateral from securities loaned—8.99%
Money market fund—8.99%
UBS Private Money Market Fund LLC[2] (cost—$38,114,969)	38,114,969	$38,114,969
Total investments (cost—$399,679,478)—108.68%		460,470,018
Liabilities in excess of other assets—(8.68)%		(36,768,054)
Net assets—100.00%		$423,701,964

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $402,557,974; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$79,009,677
Gross unrealized depreciation	(21,097,633)
Net unrealized appreciation	$57,912,044

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$410,212,269	$—	$—	$410,212,269
Investment companies	494,780	—	—	494,780
Repurchase agreement	—	11,648,000	—	11,648,000
Investment of cash collateral from securities loaned	—	38,114,969	—	38,114,969
Total	$410,707,049	$49,762,969	$—	$460,470,018

At July 31, 2012, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2012

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.9%
Israel	1.3
Canada	1.1
United Kingdom	0.9
British Virgin Islands	0.6
Bermuda	0.6
Switzerland	0.4
Netherlands	0.2
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$40,533,810	$160,405,132	$162,823,973	$38,114,969	$8,215

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares declined 10.39% before the deduction of the maximum PACE Select program fee. (Class P shares declined 12.17% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") declined 11.45% and the Lipper International Large-Cap Core Funds category posted a median decline of 11.88%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 149. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

Martin Currie

Our portion of the Portfolio outperformed the benchmark during the reporting period, largely due to strong stock selection. Sector and regional allocations were also positive for results.

At a regional level, stock selection in Europe and Japan made the biggest contributions to returns. Our exposure to emerging markets equities was also beneficial in relative terms. Conversely, stock selection in Asia ex-Japan was a key detractor from performance, as was our underweight to that portion of the benchmark. From a sector perspective, our holdings in information technology were the strongest performers, despite an overweight to the sector as a whole being a slight negative. Our holdings in the materials sector were also strong. The only significant negative contributors from a stock selection perspective were our holdings in consumer staples and industrials.

The best individual stock performance came from Dutch smartcard manufacturer Gemalto and Korean electronics company Samsung Electronics. Shares of Gemalto performed well as analysts continued to factor in the increasing adoption of chip-based bank cards in the US. Samsung benefited from strong sales of its own handsets and lucrative supply contracts

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"),

Mondrian Investment Partners Limited

("Mondrian") and J.P. Morgan Investment

Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Demetris Georghiou; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. At Martin Currie, they believe stock focused portfolios, driven by fundamental research, are the best way to exploit market inefficiencies and generate consistent outperformance. They use a consistent analytical framework to find undervalued stocks by assessing quality, value and growth characteristics over a three to five year time horizon. The result is the construction of portfolios which exhibit quality and growth characteristics and attractive valuations. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process seeking to identify the connections that others miss. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie works closely with teams of dedicated regional and global

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

with rivals such as Apple. UK homebuilder Persimmon also stood out as the UK housing market improved.

The biggest detractor from results was Russian grocery operator X5 Retail. Its shares poorly performed toward the end of 2011, as the Russian market slumped, and again in July 2012 after the departure of the company's Chief Executive Officer. Other key negative contributors included Japanese electronics giant Sony, which suffered a hacking scandal and losses in its TV business, and Australian gold miner Newcrest Mining, whose shares declined as gold prices weakened.

We made no use of derivatives during the review period.

J.P. Morgan (International REI)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection added value across a large majority of sectors, most notably in transportation services, consumer cyclicals and telecommunication services. In contrast, basic industries was the most significant detractor from results. Stock selection added value in all of the major regions, especially Europe. However, an underweight in the Pacific Rim was a drag on relative performance.

At the stock level, Japan Tobacco was the largest contributor to results during the reporting period. In general, tobacco stocks held up well during the fiscal year due to the defensive and highly cash-generative nature of the business. In addition, Japan Tobacco has been recovering market share lost after last year's earthquake and tsunami. Last year, Japan passed a law allowing the government to sell a third of its stake in Japan Tobacco to help pay for the cost of reconstruction. Given its huge cash position, Japan Tobacco would be in a position to buy back a significant amount of those shares, a move that would be highly accretive for earnings per share. Japan Tobacco has also been raising prices and gaining share in a number of overseas markets, including Russia.

On the downside, Outokumpu, a Finnish stainless steel manufacturer, detracted from performance, as pricing for stainless steel was weak. Management also warned that profitability in the company's ferrochrome operations may weaken due to planned shutdowns at some concentration plants. Despite a weaker short-term outlook, we believe the company's restructuring efforts will have a positive impact on longer-term profitability. Outokumpu recently agreed to acquire ThyssenKrupp's Inoxum unit, creating the largest stainless steel producer in Europe, which we feel could lead to

Investment process (continued)

sector research specialists with the sole objective of finding those companies that can deliver outperformance.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

better pricing and further restructuring opportunities for Outokumpu.

We utilized currency forwards and futures during the reporting period. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange-traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and are used by our portion of the Portfolio for the efficient management of cash flows.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. From a country perspective, strong stock selection in Japan, the UK and Italy was positive for performance and more than offset weak stock selection in France and Spain. Allocation between sectors added to the returns, driven by an overweight in health care and an underweight in materials. This was partly offset by stock selection within sectors, particularly our holdings in consumer staples and utilities.

Within Europe, we benefited by having no exposure to weak markets in Finland, Greece and Portugal, and having an underweight in Germany. However, those positives were more than offset by overweight exposures to the weak Spanish, Italian and French markets. The Fund benefited from an overweight in Singapore and an out-of-benchmark allocation in Taiwan.

Over the past 12 months, most currencies in the benchmark depreciated against the US dollar, which served to pare returns for US dollar-based investors. The Swiss franc weakened by 19.2% and the euro fell 14.3%, while the Japanese yen gained 1.2%. Overall, currency allocation was slightly positive for our performance. In particular, the positive impact of our defensive currency hedges of the Australian dollar and the Swiss franc, which were removed in January 2012, was partially offset by an underweight position in the UK sterling.

Overall, the use of currency hedges contributed to results during the reporting period. Currently, we are partially hedging our Australian dollar exposure by using three-month forward currency contracts. We have chosen to hedge this currency as our analysis shows it is significantly overvalued and we wish to protect the value of the underlying investment in this market.

J.P. Morgan (EAFE Opportunities)

Our portion of the Portfolio outperformed the benchmark during the reporting period, largely driven by stock selection. At the sector level, technology, semi-conductors, transportation services and consumer cyclicals were the largest contributors to performance. In contrast, banks and finance and basic industries detracted the most from results. Regionally, stock selection in Continental Europe and emerging markets added the most value, while an

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

underweight in the Pacific Rim and our exposure to Canada were drags on performance. Regional allocations are generally a by-product of the stock selection process.

At the stock level, Samsung Electronics, a Korean maker of semiconductors, mobile phones and consumer electronics, was a significant contributor to performance. Its profits moved sharply higher due to increased smartphone sales and cyclical recoveries in its chip and display component businesses. Samsung Electronics has already overtaken Nokia as the world's leading cell phone maker and is the only handset maker that has been able to rival Apple in the high margin smartphone area.

On the downside, Canon, a Japanese imaging company, was a poor performer. While sales of office equipment and single lens reflex cameras have been strong, the company has struggled with the strength of the yen and a slump in demand for laser printers. Canon derives about 80% of its revenues from outside of Japan. The combination of the strong yen and sluggish demand in Europe and the US has created significant headwinds for the company. To compensate for these issues, management has accelerated its cost cutting efforts, while expanding sales into faster-growing emerging markets. Additionally, the stock has a 4.5% dividend yield which is supported by a solid balance sheet.

We utilized currency forwards and futures during the reporting period. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of excess returns. Exchange-traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply, and are used by our portion of the Portfolio for the efficient management of cash flows.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(10.58)%	(6.99)%	5.25%
Class C2	(11.35)	(7.76)	4.38
Class Y3	(10.37)	(6.69)	5.63
Class P4	(10.39)	(6.76)	5.53
After deducting maximum sales charge or PACE Select program fee
Class A1	(15.50)	(8.04)	4.65
Class C2	(12.22)	(7.76)	4.38
Class P4	(12.17)	(8.61)	3.44
MSCI EAFE Index (net)[5]	(11.45)	(5.61)	6.36
Lipper International Large-Cap Core Funds median	(11.88)	(5.32)	6.02

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (17.39)%; 5-year period, (8.51)%; 10-year period, 3.62%; Class C—1-year period, (14.13)%; 5-year period, (8.23)%; 10-year period, 3.35%; Class Y—1-year period, (12.36)%; 5-year period, (7.16)%; 10-year period, 4.59%; Class P—1-year period, (14.05)%; 5-year period, (9.06)%; 10-year period, 2.42%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.40% and 1.40%; Class C—2.23% and 2.23%; Class Y—1.16% and 1.16%; and Class P—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$770.1
Number of holdings	268
Portfolio composition[1]	07/31/12
Common stocks, preferred stocks and rights	94.1%
ADRs and GDRs	4.1
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Regional allocation (equity investments)[1]	07/31/12
Europe and European territories	65.1%
Asia	27.5
Oceania	4.9
The Americas	0.7
Total	98.2%
Top five countries (equity investments)[1]	07/31/12
United Kingdom	24.9%
Japan	20.0
France	8.7
Germany	8.6
Switzerland	7.4
Total	69.6%
Top five sectors[1]	07/31/12
Financials	18.6%
Consumer staples	12.8
Consumer discretionary	12.2
Health care	12.0
Industrials	9.8
Total	65.4%
Top ten equity holdings[1]	07/31/12
GlaxoSmithKline PLC	2.2%
Sanofi SA	2.0
Nestle SA	1.9
HSBC Holdings PLC	1.8
BG Group PLC	1.8
Novartis	1.8
Vodafone Group PLC	1.7
Royal Dutch Shell PLC, A Shares, Netherlands Exchange	1.7
British American Tobacco PLC	1.5
Rio Tinto PLC	1.2
Total	17.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2012

Common stocks

Aerospace & defense	0.98%
Air freight & logistics	0.21
Auto components	0.88
Automobiles	2.53
Beverages	1.72
Building products	0.47
Capital markets	0.18
Chemicals	2.91
Commercial banks	9.03
Commercial services & supplies	0.39
Communications equipment	0.40
Computers & peripherals	0.86
Construction & engineering	0.41
Construction materials	0.10
Containers & packaging	0.43
Distributors	0.08
Diversified consumer services	0.09
Diversified financial services	1.55
Diversified telecommunication services	3.68
Electric utilities	1.22
Electrical equipment	2.15
Electronic equipment, instruments & components	1.07
Energy equipment & services	0.98
Food & staples retailing	3.66
Food products	3.70
Gas utilities	0.93
Health care equipment & supplies	0.10
Health care providers & services	0.45
Hotels, restaurants & leisure	2.41
Household durables	1.05
Independent power producers & energy traders	0.09
Industrial conglomerates	1.16
Insurance	5.29
IT services	0.18
Leisure equipment & products	0.09

Common stocks—(concluded)

Machinery	1.25%
Media	1.84
Metals & mining	2.88
Multi-utilities	1.52
Office electronics	1.13
Oil, gas & consumable fuels	8.53
Paper & forest products	0.40
Personal products	0.58
Pharmaceuticals	11.45
Professional services	0.45
Real estate investment trusts	0.51
Real estate management & development	2.03
Road & rail	0.67
Semiconductors & semiconductor equipment	2.22
Software	0.86
Specialty retail	1.12
Textiles, apparel & luxury goods	1.40
Tobacco	2.23
Trading companies & distributors	1.32
Transportation infrastructure	0.37
Wireless telecommunication services	2.36
Total common stocks	96.55

Preferred stocks

Automobiles	0.50
Household products	0.91
Media	0.24
Total preferred stocks	1.65
Rights	0.01
Repurchase agreement	1.43
Investment of cash collateral from securities loaned	3.40
Liabilities in excess of other assets	(3.04)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—96.55%
Australia—4.61%
Amcor Ltd.	414,499	$3,273,508
AMP Ltd.	872,420	3,656,051
Australia & New Zealand Banking Group Ltd.	202,145	4,972,868
BHP Billiton Ltd.	59,709	1,981,988
Commonwealth Bank of Australia	15,510	933,283
Dexus Property Group	590,026	611,577
Incitec Pivot Ltd.	334,136	1,083,279
Macquarie Group Ltd.	29,264	761,817
National Australia Bank Ltd.	33,280	868,882
Newcrest Mining Ltd.	84,956	2,075,702
Origin Energy Ltd.	65,043	802,828
QBE Insurance Group Ltd.[1]	328,921	4,813,854
QR National Ltd.	723,008	2,418,389
Rio Tinto Ltd.[1]	18,259	1,008,938
Stockland	198,877	697,154
Wesfarmers Ltd.	34,726	1,184,656
Westfield Group	251,520	2,631,470
Westpac Banking Corp.	70,230	1,703,863
Total Australia common stocks		35,480,107
Austria—0.08%
Andritz AG	11,716	639,349
Belgium—1.12%
Ageas STRIP VVPR*,2	151,262	186
Anheuser-Busch InBev N.V.	65,046	5,141,473
Solvay SA	33,214	3,448,504
Total Belgium common stocks		8,590,163
Bermuda—0.37%
Jardine Matheson Holdings Ltd., ADR	44,000	2,297,453
Li & Fung Ltd.	298,000	584,383
Total Bermuda common stocks		2,881,836
Canada—0.33%
First Quantum Minerals Ltd.	141,343	2,566,541
Cayman Islands—0.45%
Belle International Holdings Ltd.	1,168,000	2,151,269
Sands China Ltd.	444,000	1,304,560
Total Cayman Islands common stocks		3,455,829
China—0.19%
China Shenhua Energy Co. Ltd., Class H	387,500	1,444,080
Denmark—0.79%
Carlsberg A/S, Class B	12,737	1,029,242
Chr. Hansen Holding A/S	19,700	562,257
Novo-Nordisk A/S, Class B	29,003	4,480,153
Total Denmark common stocks		6,071,652
Finland—0.54%
Nokian Renkaat Oyj	16,389	649,309
Outokumpu Oyj*,1	447,084	387,810
Stora Enso Oyj, R Shares	264,657	1,508,974

	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
UPM-Kymmene Oyj	148,623	$1,590,030
Total Finland common stocks		4,136,123
France—8.74%
Air Liquide SA	23,634	2,633,184
Atos Origin SA	15,086	847,123
AXA SA	38,244	463,375
BNP Paribas	18,188	673,087
Carrefour SA	194,919	3,483,257
Cie de Saint-Gobain	120,264	3,610,026
France Telecom SA	442,790	5,899,872
GDF Suez, STRIP VVPR*,2	23,226	29
Lafarge SA	12,803	584,466
LVMH Moet Hennessy Louis Vuitton SA	1,922	288,255
Pernod Ricard SA	10,376	1,113,119
Safran SA	82,148	2,775,134
Sanofi SA	188,007	15,297,180
Schneider Electric SA	133,874	7,526,153
Societe Generale SA*	82,623	1,807,030
Sodexo	46,479	3,503,593
Suez Environnement Co.	159,988	1,752,127
Technip SA	34,072	3,566,828
Total SA	143,001	6,580,347
Vallourec SA	43,091	1,781,782
Vinci SA	74,160	3,131,587
Total France common stocks		67,317,554
Germany—6.96%
Adidas AG	41,419	3,105,735
Allianz SE	30,905	3,071,096
BASF SE	59,041	4,305,705
Bayer AG	87,322	6,627,159
Bayerische Motoren Werke (BMW) AG	35,874	2,668,596
Brenntag AG	7,130	780,563
Continental AG	25,159	2,275,743
Daimler AG	85,466	4,260,856
Deutsche Boerse AG	46,773	2,326,719
Deutsche Telekom AG	463,370	5,221,779
E.ON AG	185,822	3,952,320
Fresenius Medical Care AG & Co. KGaA	39,351	2,853,350
Hamburger Hafen und Logistik AG (HHLA)[1]	9,660	213,571
HeidelbergCement AG	3,408	158,074
Kabel Deutschland Holding AG*	11,786	738,350
RWE AG	149,247	5,853,935
SAP AG	15,625	994,576
Siemens AG	41,984	3,562,381
TUI AG*	97,175	625,559
Total Germany common stocks		53,596,067

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.36%
AIA Group Ltd.	1,046,000	$3,658,109
China Merchants Holdings International Co. Ltd.	852,000	2,636,062
China Overseas Land & Investment Ltd.	1,072,000	2,526,047
CNOOC Ltd.	829,000	1,666,500
Hang Seng Bank Ltd.[1]	30,300	420,316
Hutchison Whampoa Ltd.	343,000	3,076,750
Power Assets Holdings Ltd.	97,000	762,038
Sino Land Co. Ltd.	400,000	679,656
SJM Holdings Ltd.	1,378,700	2,452,379
Sun Hung Kai Properties Ltd.	25,000	311,337
Total Hong Kong common stocks		18,189,194
Indonesia—0.31%
PT Perusahaan Gas Negara	6,011,000	2,404,975
Ireland—0.29%
Willis Group Holdings PLC	61,100	2,259,478
Israel—1.30%
Check Point Software Technologies Ltd.*	63,300	3,074,481
Teva Pharmaceutical Industries Ltd., ADR	170,413	6,968,188
Total Israel common stocks		10,042,669
Italy—1.65%
ENI SpA	303,768	6,257,459
Intesa Sanpaolo SpA EURO 52	1,419,257	1,782,394
Prysmian SpA	161,164	2,571,893
Snam Rete Gas SpA	438,197	1,762,112
Telecom Italia SpA	171,930	140,348
UniCredit SpA*	57,798	194,352
Total Italy common stocks		12,708,558
Japan—19.85%
Amada Co. Ltd.	56,000	293,525
Asahi Group Holdings Ltd.	30,700	688,391
Astellas Pharma, Inc.	191,100	9,080,850
Benesse Corp.	14,200	668,977
Bridgestone Corp.	69,100	1,554,226
Canon, Inc.	261,100	8,739,261
Daito Trust Construction Co. Ltd.	6,200	597,127
Daiwa House Industry Co. Ltd.	46,000	654,803
Denso Corp.	73,000	2,324,077
East Japan Railway Co.	42,300	2,705,431
Electric Power Development Co. Ltd.	30,500	718,653
FANUC Corp.	15,500	2,401,885
FUJIFILM Holdings Corp.	20,000	356,549
Fujitsu Ltd.	520,900	2,040,720
Hisamitsu Pharmaceutical Co., Inc.	11,400	573,447
Hitachi Ltd.	698,000	4,101,834
Hokuhoku Financial Group, Inc.	182,000	264,405
Honda Motor Co. Ltd.	118,100	3,794,657
Hoya Corp.	86,300	1,917,820
Inpex Corp.	397	2,210,928
Japan Tobacco, Inc.	179,000	5,635,005

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
JSR Corp.	35,000	$615,744
JX Holdings, Inc.	406,600	1,954,710
Kao Corp.	165,700	4,484,548
KDDI Corp.	104	716,231
Komatsu Ltd.	27,800	615,341
Lawson, Inc.[1]	41,500	2,983,257
Marubeni Corp.	296,000	1,973,536
Minebea Co. Ltd.[1]	95,000	331,407
Mitsubishi Electric Corp.	355,900	2,813,774
Mitsubishi Estate Co. Ltd.	356,000	6,370,134
Mitsubishi Gas Chemical Co., Inc.	95,000	544,572
Mitsubishi Heavy Industries Ltd.	157,000	632,975
Mitsubishi UFJ Financial Group, Inc. (MUFG)	1,498,300	7,196,334
Mitsui & Co. Ltd.	334,700	4,935,400
Mitsui Chemicals, Inc.	211,000	474,123
Mitsui Fudosan Co. Ltd.	193,700	3,724,867
Nikon Corp.[1]	23,600	654,271
Nintendo Co. Ltd.	14,600	1,618,855
Nippon Telegraph & Telephone Corp. (NTT)	14,000	648,401
Nissan Motor Co. Ltd.	411,900	3,867,125
Nitori Holdings Co. Ltd.	13,150	1,228,126
Nitto Denko Corp.[1]	12,400	532,241
NTT DoCoMo, Inc.	1,873	3,137,089
ORIX Corp.[1]	27,430	2,598,109
Osaka Gas Co. Ltd.	534,000	2,186,148
Otsuka Corp.	5,700	501,314
Otsuka Holdings Co. Ltd.	17,800	541,589
Panasonic Corp.[1]	81,300	560,421
Sapporo Hokuyo Holdings, Inc.	165,100	473,081
Sekisui House Ltd.[1]	263,200	2,509,167
Seven & I Holdings Co. Ltd.	190,300	6,022,561
Shin-Etsu Chemical Co. Ltd.	25,500	1,285,273
Softbank Corp.	23,500	897,070
Sony Corp.[1]	152,000	1,850,030
Sumitomo Corp.[1]	111,800	1,565,534
Sumitomo Metal Mining Co. Ltd.	55,000	587,303
Sumitomo Mitsui Financial Group, Inc.	118,532	3,730,905
Sumitomo Mitsui Trust Holdings, Inc.	157,000	447,433
Sundrug Co. Ltd.	16,600	578,331
Suzuken Co. Ltd.	16,800	602,274
Takeda Pharmaceutical Co. Ltd.	114,100	5,230,929
The Dai-ichi Life Insurance Co. Ltd.	1,998	2,088,147
The Nishi-Nippon City Bank Ltd.	177,000	386,021
Tokio Marine Holdings, Inc.	173,200	3,977,008
Tokyo Electron Ltd.	48,500	2,247,342
Tokyo Gas Co. Ltd.	158,000	815,322
Toshiba Corp.	213,000	703,701
Toyota Motor Corp.	128,407	4,909,229
Trend Micro, Inc.[1]	31,700	937,913
Yamato Holdings Co. Ltd.	75,400	1,233,180
Total Japan common stocks		152,840,967

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Jersey—1.53%
Experian PLC	231,721	$3,435,069
Petrofac Ltd.	170,176	3,952,147
Shire Ltd.	136,117	3,920,194
Wolseley PLC	12,539	451,108
Total Jersey common stocks		11,758,518
Luxembourg—0.06%
ArcelorMittal	28,404	455,096
Mexico—0.35%
Grupo Financiero Banorte SAB de C.V., Series O1	503,200	2,701,694
Netherlands—4.68%
ASML Holding N.V.	65,338	3,775,350
European Aeronautic Defense and Space Co. N.V.	104,054	3,731,707
Gemalto N.V.	50,799	3,883,572
ING Groep N.V.*	970,279	6,340,909
Koninklijke Ahold N.V.	443,819	5,391,446
Koninklijke (Royal) KPN N.V.[1]	77,969	638,993
Reed Elsevier N.V.[1]	261,438	3,059,973
PostNL N.V.	88,087	356,120
Unilever N.V.[1]	204,514	7,087,713
X5 Retail Group N.V., GDR*,3	88,400	1,734,408
Total Netherlands common stocks		36,000,191
New Zealand—0.26%
Telecom Corp. of New Zealand Ltd.	937,046	2,009,151
Norway—0.31%
DnB NOR ASA	228,400	2,401,228
Singapore—1.52%
Global Logistic Properties Ltd.	417,000	750,063
Oversea-Chinese Banking Corp. Ltd.	474,000	3,623,884
Singapore Telecommunications Ltd.	1,166,000	3,347,260
United Overseas Bank Ltd.	248,420	3,974,792
Total Singapore common stocks		11,695,999
South Korea—1.07%
Samsung Electronics Co. Ltd.	4,019	4,615,100
Samsung Electronics Co. Ltd., GDR[3]	6,227	3,589,866
Total South Korea common stocks		8,204,966
Spain—2.38%
Banco Bilbao Vizcaya Argentaria SA	96,760	625,752
Banco Santander SA	801,753	4,828,002
Distribuidora Internacional de Alimentacion SA	144,666	714,251
Iberdrola SA1	1,291,029	4,653,789
Industria de Diseno Textil SA (Inditex)	28,392	2,910,226
Telefonica SA	405,219	4,599,071
Total Spain common stocks		18,331,091
Sweden—1.27%
Atlas Copco AB, A Shares	132,112	2,959,467
Nordea Bank AB	102,214	946,932

	Number of shares	Value
Common stocks—(continued)
Sweden—(concluded)
Swedbank AB, A Shares	162,062	$2,821,822
Telefonaktiebolaget LM Ericsson, B Shares	331,405	3,070,206
Total Sweden common stocks		9,798,427
Switzerland—7.38%
ABB Ltd.*	209,813	3,649,310
Compagnie Financiere Richemont SA, A Shares	120,338	6,799,027
Credit Suisse Group*	38,073	647,998
Nestle SA	238,843	14,675,942
Novartis AG	233,597	13,690,348
Roche Holding AG	25,712	4,553,040
Swiss Re AG*	58,218	3,654,705
Syngenta AG	10,654	3,627,885
Zurich Financial Services AG*	24,969	5,539,662
Total Switzerland common stocks		56,837,917
Taiwan—0.57%
HON HAI Precision Industry Co. Ltd., GDR[4]	280,321	1,548,010
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,891,714
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	70,490	984,745
Total Taiwan common stocks		4,424,469
Thailand—0.34%
Bangkok Bank Public Co. Ltd.	393,200	2,589,888
United Kingdom—24.89%
Aegis Group PLC	211,855	781,033
Anglo American PLC	98,866	2,925,414
Associated British Foods PLC	33,216	651,887
AstraZeneca PLC	14,762	691,184
Barclays PLC	326,216	855,012
Barratt Developments PLC*	294,229	605,250
BG Group PLC	708,885	13,933,912
BHP Billiton PLC	12,222	356,268
BP PLC	989,742	6,562,379
British American Tobacco PLC	216,774	11,516,398
British Sky Broadcasting Group PLC	294,006	3,279,365
BT Group PLC	893,946	3,035,462
Burberry Group PLC	30,711	599,785
Centrica PLC	826,777	4,099,487
Compass Group PLC	375,864	4,021,757
Croda International PLC	14,660	538,050
Diageo PLC	28,044	748,108
Domino's Pizza UK & IRL PLC	78,736	631,224
Electrocomponents PLC	97,856	328,073
GlaxoSmithKline PLC	719,019	16,520,289
HSBC Holdings PLC[1,5]	34,266	288,083
HSBC Holdings PLC[6]	1,687,392	14,110,262
Inmarsat PLC	365,493	2,806,720
Intercontinental Hotels Group PLC	211,431	5,196,908

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
ITV PLC	438,531	$515,904
Johnson Matthey PLC	80,970	2,750,741
Kingfisher PLC	403,267	1,678,559
Lloyds Banking Group PLC*	1,711,638	805,931
London Stock Exchange Group PLC	45,264	685,032
Pearson PLC	311,357	5,829,469
Persimmon PLC	269,822	2,588,306
Prudential PLC	639,076	7,585,097
Rio Tinto PLC	203,740	9,414,226
Rolls-Royce Holdings PLC*	80,461	1,067,445
Royal Dutch Shell PLC, A Shares[6]	67,809	2,302,553
Royal Dutch Shell PLC, A Shares[7]	375,755	12,766,895
Royal Dutch Shell PLC, B Shares[6]	195,367	6,868,419
SABMiller PLC	105,469	4,540,227
Serco Group PLC[1]	337,015	3,033,381
SIG PLC	297,849	437,738
Smith & Nephew PLC	73,155	747,379
Standard Chartered PLC	135,977	3,103,077
Tesco PLC	1,223,275	6,090,268
Tullow Oil PLC	115,816	2,327,896
Unilever PLC	169,942	6,090,367
Vodafone Group PLC	4,693,569	13,409,752
WH Smith PLC	78,350	674,466
Whitbread PLC	25,230	840,552
Xstrata PLC	34,796	458,368
Total United Kingdom common stocks		191,694,358
Total common stocks (cost—$773,153,212)		743,528,135
Preferred stocks—1.65%
Germany—1.65%
Henkel AG & Co. KGaA Vorzug	97,826	7,025,021
ProSiebenSat.1 Media AG	88,800	1,866,320
Volkswagen AG	22,259	3,798,194
Total preferred stocks (cost—$11,532,657)		12,689,535

	Number of rights	Value
Rights*—0.01%
Spain—0.01%
Banco Santander SA, expires 08/01/12 (cost—$124,076)	666,688	$122,224
	Face amount
Repurchase agreement—1.43%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $4,825,796 Federal National Mortgage Association obligations, 0.740% due 06/04/15, and $6,327,429 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$11,226,206); proceeds: $11,006,003 (cost—$11,006,000)	$11,006,000	11,006,000
	Number of shares
Investment of cash collateral from securities loaned—3.40%
Money market fund—3.40%
UBS Private Money Market Fund LLC[8] (cost—$26,182,588)	26,182,588	26,182,588
Total investments (cost—$821,998,533)—103.04%		793,528,482
Liabilities in excess of other assets—(3.04)%		(23,401,383)
Net assets—100.00%		$770,127,099

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $835,935,531; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$47,721,169
Gross unrealized depreciation	(90,128,218)
Net unrealized depreciation	$(42,407,049)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
9	AUD	ASX SPI 200 Index Futures	September 2012	$972,555	$1,000,864	$28,309
122	EUR	DJ Euro STOXX 50 Index Futures	September 2012	3,254,209	3,497,799	243,590
18	GBP	FTSE 100 Index Futures	September 2012	1,552,466	1,581,025	28,559
17	JPY	TOPIX Index Futures	September 2012	1,584,464	1,597,695	13,231
				$7,363,694	$7,677,383	$313,689

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	EUR	346,371	USD	431,703	09/19/12	$5,287
BB	HKD	2,378,189	USD	306,722	09/19/12	(2)
BB	USD	1,396,149	CHF	1,363,035	09/19/12	1,568
BB	USD	2,881,897	SEK	20,205,367	09/19/12	83,382
BB	USD	3,917,101	SGD	4,988,691	09/19/12	91,883
BNP	GBP	283,242	EUR	362,012	09/19/12	1,602
BNP	HKD	1,908,819	USD	246,204	09/19/12	16
CITI	GBP	289,301	EUR	360,000	09/19/12	(10,374)
CITI	JPY	29,870,091	USD	380,970	09/19/12	(1,561)
CITI	USD	946,744	EUR	769,611	09/19/12	721
CITI	USD	814,254	GBP	524,815	09/19/12	8,556
CSI	NZD	677,713	USD	529,271	09/19/12	(17,818)
CSI	USD	424,236	EUR	339,360	09/19/12	(6,451)
CSI	USD	425,148	GBP	273,724	09/19/12	3,999
CSI	USD	452,673	JPY	36,114,614	09/19/12	9,829
DB	USD	2,294,500	SEK	16,184,484	10/12/12	78,455
DB	USD	1,614,590	SGD	2,053,000	10/12/12	35,357
HSBC	EUR	364,242	GBP	285,730	09/19/12	(446)
HSBC	EUR	256,125	JPY	25,520,336	09/19/12	11,511
HSBC	USD	465,900	GBP	300,000	09/19/12	4,443
RBC	CAD	2,276,483	USD	2,220,894	09/19/12	(46,783)
RBC	EUR	7,208,851	USD	9,108,895	09/19/12	234,106
RBC	GBP	8,547,374	USD	13,246,028	09/19/12	(154,627)
RBC	HKD	12,462,226	USD	1,606,697	09/19/12	(604)
RBC	USD	333,615	CHF	317,750	10/12/12	(7,565)
RBC	USD	345,904	GBP	221,615	10/12/12	1,545
RBS	USD	196,760	AUD	195,121	10/12/12	6,972
RBS	USD	347,961	CHF	339,357	10/12/12	261
RBS	USD	471,400	DKK	2,846,173	10/12/12	9
SSC	AUD	8,754,500	USD	9,055,305	10/31/12	(70,408)
TDB	USD	1,562,246	EUR	1,268,246	10/12/12	(427)
TDB	USD	1,079,829	HKD	8,371,608	10/12/12	(22)
TDB	USD	1,534,612	NOK	9,392,568	10/12/12	19,449
WBC	CHF	440,600	USD	466,078	09/19/12	14,267

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
WBC	EUR	357,735	GBP	280,507	09/19/12	$(624)
WBC	EUR	361,370	JPY	35,314,522	09/19/12	7,374
WBC	EUR	1,243,085	USD	1,578,138	09/19/12	47,780
WBC	GBP	333,245	HKD	4,017,328	09/19/12	(4,334)
WBC	GBP	879,613	USD	1,382,891	09/19/12	3,826
WBC	GBP	2,507,082	USD	3,882,575	10/12/12	(48,045)
WBC	JPY	90,280,494	USD	1,125,218	09/19/12	(30,960)
WBC	JPY	141,176,163	USD	1,777,590	10/12/12	(30,891)
WBC	NZD	586,488	USD	463,300	10/12/12	(9,398)
WBC	USD	14,399,203	AUD	14,452,718	09/19/12	722,508
WBC	USD	6,859,163	CHF	6,505,243	09/19/12	(188,397)
WBC	USD	453,062	GBP	291,643	09/19/12	4,178
WBC	USD	1,812,238	JPY	142,862,679	09/19/12	17,334
WBC	USD	2,068,812	NOK	12,326,290	09/19/12	(27,519)
						$758,962

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$24,504,960	$719,023,175	$—	$743,528,135
Preferred stocks	—	12,689,535	—	12,689,535
Rights	—	122,224	—	122,224
Repurchase agreement	—	11,006,000	—	11,006,000
Investment of cash collateral from securities loaned	—	26,182,588	—	26,182,588
Futures contracts, net	—	313,689	—	313,689
Forward foreign currency contracts, net	—	758,962	—	758,962
Total	$24,504,960	$770,096,173	$—	$794,601,133

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  Illiquid securities representing 0.00% of net assets as of July 31, 2012.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.69% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Hong Kong Exchange.

6  Security is traded on the London Exchange.

7  Security is traded on the Netherlands Exchange.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2012

8  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$24,172,469	$455,964,691	$453,954,572	$26,182,588	$11,350

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares declined 12.49% before the deduction of the maximum PACE Select program fee. (Class P shares declined 14.22% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") declined 13.64%, and the Lipper Emerging Markets Funds category posted a median decline of 15.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 164. Please note that the returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

Mondrian

Against a backdrop of weak global stock markets, our portion of the Portfolio exhibited strong defensive qualities and outperformed the benchmark during the reporting period. Stock selection was the primary driver of outperformance, with strong results achieved from our holdings in China, Brazil and Korea. Market and currency selection also added to performance as a result of continued overweight exposures to Thailand, the Philippines and Turkey, along with an underweight exposure to Russia. We also benefited from good positioning in industrials, consumer staples and consumer discretionary. In addition, an underweight to materials and an overweight to utilities enhanced our results.

Stock selection in China and Korea delivered the majority of outperformance. Concern over the impact of an economic slowdown in China weighed on its market. However, it led to strong performance from defensive stocks such as the packaged foods company Want Want and utility companies Beijing Enterprises, China Gas and China Resources Power. Defensive holdings also outperformed in Korea, with tobacco company KT&G Corp. proving resilient. We subsequently eliminated the stock from our portion of the Portfolio during the reporting period. Owning auto parts maker Hyundai Mobis and underweighting the cyclical engineering and materials sectors further added to relative performance. These positives were slightly offset by the weak performance of our holding in KB Financial. Elsewhere in Asia, overweight exposures in

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware"),

Pzena Investment Management, LLC ("Pzena") and

William Blair & Company L.L.C.
("William Blair")

Portfolio Managers:

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

William Blair: Todd M. McClone and Jeffrey A. Urbina

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

Thailand, the Philippines and Indonesia benefited performance, although our underweight in Malaysia detracted from relative results.

In Latin America, stock selection in Brazil was rewarded, as payment card processors Cielo and Redecard performed well. Our allocations to defensive holdings, such as toll road operator CCR, electric utilities AES Tiete and CPFL Energia and brewing company Ambev, also enhanced our results. We sold AES Tiete as it no longer offered a compelling value given its strong performance. On the downside, we experienced weak results from materials stocks Vale and CSN and health care diagnostics company Diagnosticos de Americas. We eliminated CSN from our portion of the Portfolio given lower steel prices and a lack of progress with the company's key iron ore project. Outside of Brazil, a robust economy led to strong performance from Peruvian financial stock Credicorp, while in Mexico, our exposure to micro lender Compartamos and an underweight to America Movil were drags on performance.

There were no derivative positions held or traded over this period.

Delaware

Our portion of the Portfolio underperformed its benchmark during the reporting period. Our exposure to cyclical stocks detracted from relative performance. As concerns intensified about slowing economic growth in both the developed world and large emerging markets, such as China and Brazil, cyclical stocks declined. In Brazil, detractors included Petrobras, Braskem, Fibria Celulose and Gol Linhas Aereas. The declines were exacerbated by the depreciation of the Brazilian real against the US dollar. Other factors contributing to the underperformance of Petrobras were weaker crude oil production growth and poor financial results in its refining business. Elsewhere, slowing growth in China negatively affected commodity-related stocks such as Norilsk Nickel, Anglo American, and Tambang Batubara Bukit Asam.

Positive contributors to performance included KLCC Property in Malaysia and Cemex in Mexico. Shares of KLCC rose as the company is considering the formation of a trust structure which would unlock value within the company's property portfolio. Cemex outperformed, as the company addressed liquidity concerns and saw improvement in its US operations.

Among sectors, technology contributed positively to performance due to favorable stock selection. Shares of Yahoo

Investment process (continued)

different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary;

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

rose as the company made progress in realizing value from its investment in Chinese Internet company Alibaba Group. Hon Hai Precision outperformed as a result of strong sales of smartphones and tablets at Apple, which is one of Hon Hai's key customers. In contrast, our holding in Sina, which operates the largest Internet portal in China, detracted from performance because of concerns about increased regulatory scrutiny, rising costs and the company's corporate structure. Shares of MEMC Electronic Materials declined as the company suffered losses due to persistent oversupply and pricing pressure in the solar wafer business.

Within consumer staples, shares of KT&G rose. It was supported by market share gains in the cigarette business; however, its ginseng business struggled. This outperformance was more than offset by a negative contribution from Avon Products, one of the largest positions in our portion of the Portfolio. Shares of Avon Products, which has large operations in the emerging markets, declined because of disappointing operating performance, senior management turnover and an ongoing investigation into the company's foreign business practices.

Derivatives were not used during the reporting period.

Pzena

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Stock selection in the materials and utilities sectors was the key driver of outperformance, as were an overweight to information technology and an underweight to materials. However, stock selection in consumer staples and financials hurt our relative results.

In terms of individual holdings, Samsung Electronics, a Korean technology company, was the largest contributor to performance. The company continued to make progress on significant areas of its business, including handsets and television screens. The largest detractor from performance was China Dongxiang, a sport-related apparel designer, manufacturer, retailer and wholesale distributor. The company continued to face challenges around inventory management, coupled with weaker than forecast demand. The stock also reacted negatively to management's recommendation to conserve cash and withdraw last year's final dividend payment. Management expects it will take a year to normalize inventory levels and, in the meantime, it is focusing on new designs and cost control initiatives.

To some degree, we feel we are in a different phase of the value cycle in emerging markets, as we have not witnessed the same stress factors that have brought such a broad range of deep value opportunities in developed markets. As a result, far fewer companies in emerging markets are significantly undervalued, in our view, from a historical perspective. Likewise, we have found few valuation opportunities in the emerging markets "domestic consumption" space, as investors have been "paying up" for exposure to this theme, particularly in China. That said, we are finding what we believe to be opportunities. The information technology sector is one area where we

Investment process (concluded)

(4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

are finding many attractive, undervalued companies. Additionally, fear of weaker foreign demand has created opportunity in a number of manufacturers in China that have significant export businesses, as well as exposure to domestic demand. Concerns about a recession-inspired contraction in world trade have created opportunities in the shipping sphere as well. Additional opportunities may emerge in economically sensitive sectors, as valuations adjust to lower expectations for global growth.

We did not employ the use of derivatives during the reporting period.

William Blair

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. This outperformance was primarily driven by strong stock selection, coupled with our focus on high quality companies with good growth prospects. In particular, stock selection within the consumer staples sector bolstered our performance. Within the sector, Russian grocery store chain Magnit was additive to results, as was Thai convenience store operator CP All. Both companies benefited from strong same store sales growth during the reporting period. Performance within the financials sector was bolstered by Thai company Kasikornbank Public, as it continued to generate strong results. Elsewhere, shares of Redecard, a Brazilian payment processing company, were up significantly on Itau Unibanco's tender for its outstanding shares. We sold Redecard from our portion of the Portfolio as a result. In addition, Grupo Financiero Banorte, a Mexican bank, reported strong earnings-per-share growth, which exceeded expectations.

Having a significant underweight in the resources-related industry augmented our relative performance, as did stock selection in the space. Within the energy sector, our oil/gas stocks added value, as did our metals/mining stock selection, as Grupo Mexico, our one holding in the sector, outpaced the benchmark. Our cash position was a positive as well, given the negative performance of the benchmark during the reporting period.

Stock selection in the information technology sector detracted from results. Our holding in HTC, a Taiwanese consumer electronics company, was hampered by concerns about competitive pressures from Apple and Samsung. As a result, we sold the company. Hon Hai Precision Industry, a Taiwanese multinational electronics manufacturing company, performed poorly as its margins contracted during the fiscal year. Finally, Infosys, an Indian provider of business consulting serves, reported weak earnings and we eliminated the holding from our portion of the Portfolio.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(12.52)%	(2.26)%	12.24%
Class C2	(13.13)	(2.97)	11.36
Class Y3	(12.35)	(1.96)	12.62
Class P4	(12.49)	(2.23)	12.29
After deducting maximum sales charge or PACE Select program fee
Class A1	(17.32)	(3.35)	11.61
Class C2	(13.99)	(2.97)	11.36
Class P4	(14.22)	(4.17)	10.07
MSCI Emerging Markets Index[5]	(13.64)	(0.43)	15.56
Lipper Emerging Markets Funds median	(15.02)	(2.26)	13.81

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (18.99)%; 5-year period, (2.83)%; 10-year period, 10.68%; Class C—1-year period, (15.78)%; 5-year period, (2.45)%; 10-year period, 10.45%; Class Y—1-year period, (14.10)%; 5-year period, (1.41)%; 10-year period, 11.70%; Class P—1-year period, (15.94)%; 5-year period, (3.64)%; 10-year period, 9.18%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.84% and 1.84%; Class C—2.58% and 2.58%; Class Y—1.61% and 1.61%; and Class P—1.79% and 1.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$252.0
Number of holdings	249
Portfolio composition[1]	07/31/12
Common stocks, preferred stocks and warrants	73.0%
ADRs, ADSs, GDRs and NVDRs	25.4
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Regional allocatioin (equity investments)[1]	07/31/12
Asia	51.3%
The Americas	23.8
Europe and European territories	9.2
Africa	6.0
Russia	5.6
Total	95.9%
Top five countries (equity investments)[1]	07/31/12
Brazil	13.8%
South Korea	12.9
South Africa	7.0
Hong Kong	6.7
India	6.2
Total	46.6%
Top five sectors[1]	07/31/12
Financials	21.1%
Information technology	13.7
Energy	12.5
Consumer staples	10.4
Consumer discretionary	10.1
Total	67.8%
Top ten equity holdings[1]	07/31/12
Samsung Electronics Co. Ltd.	3.6%
China Mobile Ltd.	2.4
Gazprom, ADR	1.5
Sasol Ltd.	1.4
LUKOIL, ADR	1.4
HON HAI Precision Industry Co. Ltd.	1.3
Grupo Mexico SAB de C.V., Series B	1.2
Companhia de Bebidas das Americas (AmBev), ADR	1.2
Sberbank	1.2
PT Astra International Tbk	1.2
Total	16.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2012

Common stocks

Aerospace & defense	0.22%
Airlines	0.10
Auto components	0.90
Automobiles	3.46
Beverages	1.46
Building products	0.32
Chemicals	1.52
Commercial banks	15.06
Communications equipment	0.31
Computers & peripherals	1.40
Construction & engineering	1.36
Construction materials	0.73
Consumer finance	0.22
Diversified financial services	1.29
Diversified telecommunication services	1.49
Electric utilities	1.28
Electronic equipment, instruments & components	2.09
Food & staples retailing	2.17
Food products	3.10
Gas utilities	1.24
Health care providers & services	0.41
Hotels, restaurants & leisure	1.45
Household durables	0.63
Household products	0.79
Independent power producers & energy traders	1.36
Industrial conglomerates	1.28
Insurance	1.04
Internet & catalog retail	0.05
Internet software & services	2.12
IT services	1.86
Machinery	0.78
Marine	0.37
Media	1.29
Metals & mining	3.59
Multiline retail	0.28
Oil, gas & consumable fuels	11.42
Paper & forest products	0.32
Common stocks—(concluded)

Personal products	1.30%
Pharmaceuticals	0.41
Real estate management & development	1.12
Road & rail	0.12
Semiconductors & semiconductor equipment	6.12
Specialty retail	1.32
Textiles, apparel & luxury goods	0.68
Thrifts & mortgage finance	0.90
Tobacco	1.32
Transportation infrastructure	2.15
Water utilities	0.20
Wireless telecommunication services	7.36
Total common stocks	91.76

Preferred stocks

Automobiles	0.16
Beverages	1.18
Commercial banks	1.43
Food & staples retailing	0.19
Machinery	0.31
Metals & mining	1.04
Oil, gas & consumable fuels	1.10
Semiconductors & semiconductor equipment	0.20
Total preferred stocks	5.61

Warrants

Commercial banks	0.28
Industrial conglomerates	0.29
IT services	0.32
Real estate management & development	0.19
Total warrants	1.08
Repurchase agreement	1.50
Investment of cash collateral from securities loaned	3.22
Liabilities in excess of other assets	(3.17)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—91.76%
Bermuda—2.38%
Bunge Ltd.	12,500	$822,125
China Gas Holdings Ltd.[1]	1,286,000	678,199
Credicorp Ltd., ADR	19,073	2,211,324
Huabao International Holdings Ltd.[1]	1,022,000	455,833
Pacific Basin Shipping Ltd.	2,095,000	927,359
Texwinca Holdings Ltd.	948,000	892,514
Total Bermuda common stocks		5,987,354
Brazil—8.49%
All America Latina Logistica (ALL)	65,700	303,300
B2W Companhia Global do Varejo (B2W Varejo)*	36,612	119,348
Banco do Brasil SA	40,900	435,106
Banco Santander Brasil SA	94,600	716,009
Banco Santander Brasil SA, ADS	87,300	666,099
BR Malls Participacoes SA	88,550	1,033,631
Braskem SA, ADR	27,800	337,770
BRF—Brasil Foods SA, ADR	39,500	568,010
Centrais Eletricas Brasileiras SA, ADR	55,600	379,748
Cielo SA	78,327	2,283,454
Companhia de Concessoes Rodoviarias (CCR)	277,300	2,313,991
Companhia de Saneamento de Minas Gerais—Copasa MG	9,375	231,676
CPFL Energia SA	68,300	787,923
CPFL Energia SA, ADR	23,437	542,332
Cyrela Brazil Realty SA	45,600	329,338
Diagnosticos da America SA	40,400	226,723
Embraer SA, ADR	22,006	558,512
Fibria Celulose SA, ADR*	104,600	804,374
Gerdau SA	64,300	476,947
Gerdau SA, ADR	46,700	424,970
Gol Linhas Aereas Inteligentes SA, ADR*	56,100	261,426
Hypermarcas SA*	73,700	463,952
Petroleo Brasileiro SA—Petrobras, ADR	119,700	2,349,711
Redecard SA	55,600	896,730
Santos Brasil Participacoes SA	38,500	594,259
Telefonica Brasil SA, ADR	31,310	731,088
Tractebel Energia SA	44,050	785,686
Transmissora Alianca de Energia Eletrica SA	6,100	211,351
Vale SA, ADR	87,100	1,572,155
Total Brazil common stocks		21,405,619
Canada—0.43%
Methanex Corp.	39,175	1,075,423
Cayman Islands—5.26%
Baidu, Inc., ADR*	12,299	1,482,275
Belle International Holdings Ltd.	1,358,976	2,503,016
Chaoda Modern Agriculture Holdings Ltd.*,2,3	1,038,000	1,339
China Dongxiang Group Co.	4,168,000	326,479
China Mengniu Dairy Co. Ltd.	182,000	541,185
ENN Energy	114,000	435,802

	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Evergrande Real Estate Group Ltd.	675,100	$312,100
Hengan International Group Co. Ltd.	95,000	897,985
Kingboard Laminates Holdings Ltd.	1,519,875	572,184
NetEase, Inc., ADR*	5,471	288,924
Sands China Ltd.[1]	544,400	1,599,555
SINA Corp.*	10,000	454,100
Stella International Holdings Ltd.	194,000	483,764
Tencent Holdings Ltd.	37,400	1,110,109
Tingyi (Cayman Islands) Holding Corp.	278,000	686,228
Want Want China Holdings Ltd.[1]	1,282,000	1,548,523
Total Cayman Islands common stocks		13,243,568
Chile—1.91%
Banco Santander Chile, ADR	25,314	1,902,600
Enersis SA, ADR	78,800	1,304,140
Inversiones Aguas Metropolitanas SA (IAM), ADR[4]	7,300	266,419
S.A.C.I. Falabella	73,235	713,008
Sociedad Quimica y Minera de Chile SA, ADR	10,270	615,481
Total Chile common stocks		4,801,648
China—4.99%
Bank of China Ltd., Class H	1,266,000	482,560
China Bluechemical Ltd., Class H	1,072,000	701,507
China Construction Bank Corp., Class H	2,922,100	1,963,706
China Petroleum and Chemical Corp. (Sinopec), ADR	5,200	467,844
China Shenhua Energy Co. Ltd., Class H	469,500	1,749,666
China Telecom Corp. Ltd., Class H	1,468,000	762,240
Dongfeng Motor Group Co. Ltd., Class H1	678,000	939,064
Huadian Power International Co., Class H*	2,755,025	865,705
Industrial & Commercial Bank of China Ltd., Class H1	2,370,376	1,352,403
Jiangsu Expressway Co. Ltd., Class H1	974,000	901,454
PetroChina Co. Ltd., ADR	6,000	749,640
Ping An Insurance (Group) Co. of China Ltd., Class H1	102,000	796,660
Tsingtao Brewery Co. Ltd., Class H	142,000	831,907
Total China common stocks		12,564,356
Colombia—0.78%
Bancolombia SA, ADR	6,300	389,592
Ecopetrol SA	552,354	1,587,313
Total Colombia common stocks		1,976,905
Guernsey—0.15%
Etalon Group Ltd., GDR*,4	58,700	375,973
Hong Kong—6.68%
Beijing Enterprises Holdings Ltd.[1]	142,000	921,320

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
China Merchants Holdings International Co. Ltd.	390,000	$1,206,648
China Mobile Ltd.	519,500	6,068,054
China Mobile Ltd., ADR	40,000	2,324,800
China Power International Development Ltd.	2,995,000	813,832
China Resources Power Holdings Co. Ltd.	458,000	963,519
China Unicom (Hong Kong) Ltd.	274,000	401,070
CNOOC Ltd.	640,000	1,286,562
CNOOC Ltd., ADR	3,900	781,170
Lenovo Group Ltd.	2,148,000	1,482,151
Sun Art Retail Group Ltd.[1]	501,500	592,655
Total Hong Kong common stocks		16,841,781
Hungary—0.63%
Magyar Telekom Telecommunications PLC	320,425	592,737
OTP Bank PLC	65,348	1,005,260
Total Hungary common stocks		1,597,997
India—6.20%
Axis Bank Ltd.	63,429	1,183,738
Bajaj Auto Ltd.	22,121	636,959
Bank of Baroda	8,200	96,296
GAIL India Ltd.	50,974	322,314
HCL Technologies Ltd.	85,947	798,978
HDFC Bank Ltd., ADR	29,887	1,013,468
Housing Development Finance Corp.	183,771	2,273,903
ICICI Bank Ltd., ADR	8,400	290,808
ITC Ltd.	276,755	1,280,696
Larsen & Toubro Ltd.	72,610	1,780,129
Nestle India Ltd.	3,826	307,881
Reliance Industries Ltd., GDR[4]	33,835	893,921
Rural Electrification Corp. Ltd.	348,123	1,177,176
Sun Pharmaceutical Industries Ltd.	88,859	1,041,507
Tata Consultancy Services Ltd.	32,061	715,367
Tata Motors Ltd.	219,794	891,416
Tata Motors Ltd., ADR[1]	45,257	914,191
Total India common stocks		15,618,748
Indonesia—3.97%
PT Astra International Tbk	4,008,000	2,953,501
PT Bank Rakyat Indonesia (Persero) Tbk	3,862,500	2,837,106
PT Perusahaan Gas Negara	4,196,000	1,678,801
PT Tambang Batubara Bukit Asam Tbk	478,500	799,124
PT United Tractors Tbk	407,393	897,444
Unilever Indonesia Tbk PT	324,500	827,546
Total Indonesia common stocks		9,993,522
Israel—0.26%
Israel Chemicals Ltd.	55,309	652,212
Kazakhstan—0.27%
KazMunaiGas Exploration Production, GDR[5]	26,604	483,450

	Number of shares	Value
Common stocks—(continued)
Kazakhstan—(concluded)
KazMunaiGas Exploration Production, GDR[6]	10,546	$191,832
Total Kazakhstan common stocks		675,282
Malaysia—1.90%
CIMB Group Holdings Berhad	462,300	1,157,653
Genting Malaysia Berhad	630,700	677,241
Hong Leong Bank Berhad	100,320	437,813
IHH Healthcare Berhad	199,300	203,790
KLCC Property Holdings Berhad	529,000	858,271
Malayan Banking Berhad	107,818	301,436
Maxis Berhad	253,700	519,056
UEM Land Holdings Berhad*	988,600	626,420
Total Malaysia common stocks		4,781,680
Mexico—5.17%
America Movil SA de C.V., ADR, Series L	56,700	1,513,323
Cemex SAB de C.V., ADR*	172,070	1,197,607
Compartamos SAB de C.V.[1]	563,400	562,616
Empresas ICA SAB de C.V., ADR*	54,000	361,260
Fomento Economico Mexicano SAB de C.V., ADR	10,600	905,452
Grupo Aeroportuario del Pacifico SA de C.V., ADR	10,100	397,536
Grupo Financiero Banorte SAB de C.V., Series O	372,850	2,001,842
Grupo Mexico SAB de C.V., Series B	1,086,850	3,056,600
Grupo Televisa SA, ADR	76,700	1,747,993
Industrias CH SA, Series B*	55,774	279,447
Kimberly-Clark de Mexico SA de C.V., Series A	190,300	396,098
Wal-Mart de Mexico SAB de C.V., Series V	214,200	604,177
Total Mexico common stocks		13,023,951
Peru—0.20%
Cia de Minas Buenaventura SA, ADR	14,100	513,522
Philippines—0.60%
Philippine Long Distance Telephone Co., ADR	23,200	1,514,960
Poland—0.56%
Cyfrowy Polsat SA*	178,564	780,589
Jastrzebska Spolka Weglowa SA	11,600	322,906
Polski Koncern Naftowy Orlen SA*	29,826	318,931
Total Poland common stocks		1,422,426
Qatar—0.49%
Industries Qatar Q.S.C.	34,285	1,241,561
Russia—5.64%
Gazprom, ADR	411,659	3,791,379
LUKOIL, ADR	61,964	3,482,377
Magnit OJSC[2]	855	110,903
Magnit OJSC, GDR[4]	30,625	787,136

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Russia—(concluded)
Mining and Metallurgical Co. Norilsk Nickel, ADR*,6	24,000	$368,761
Mining and Metallurgical Co. Norilsk Nickel, ADR*,5	18,070	279,181
Mobile TeleSystems, ADR	10,700	202,765
Rosneft Oil Co., GDR	221,325	1,332,376
Sberbank[2]	1,079,838	2,967,328
Sberbank, ADR	27,550	307,034
VTB Bank OJSC, GDR[7]	85,628	280,004
VTB Bank OJSC, GDR[8]	90,300	292,541
Total Russia common stocks		14,201,785
South Africa—7.02%
ABSA Group Ltd.	29,711	482,954
Anglo Platinum Ltd.	9,652	494,052
ArcelorMittal South Africa Ltd.	62,787	338,330
Aveng Ltd.	85,150	369,827
Bidvest Group Ltd.	44,607	1,066,678
Clicks Group Ltd.[1]	94,230	620,711
FirstRand Ltd.	473,485	1,576,300
Impala Platinum Holdings Ltd.	19,533	305,590
Life Healthcare Group Holdings Pte. Ltd.[1]	149,643	604,538
MTN Group Ltd.	74,842	1,344,013
Naspers Ltd., N Shares	13,468	729,653
Sasol Ltd.	85,407	3,542,194
Sasol Ltd., ADR	16,300	676,287
Shoprite Holdings Ltd.	47,387	928,097
Standard Bank Group Ltd.	80,520	1,106,279
Tiger Brands Ltd.	43,566	1,399,769
Truworths International Ltd.	66,950	834,594
Vodacom Group Ltd.	110,713	1,281,205
Total South Africa common stocks		17,701,071
South Korea—12.54%
Dongbu Insurance Co. Ltd.	8,860	327,142
Grand Korea Leisure Co. Ltd.	36,750	785,193
Hana Financial Group, Inc.	30,360	963,099
Hyundai Mipo Dockyard Co. Ltd.	10,321	1,069,976
Hyundai Mobis	8,583	2,258,939
Hyundai Motor Co.	6,211	1,291,445
Industrial Bank of Korea (IBK)	74,050	799,447
Kangwon Land, Inc.	28,400	584,014
KB Financial Group, Inc.	31,048	985,021
KB Financial Group, Inc., ADR	31,600	990,028
KCC Corp.	3,173	794,401
KT Corp., ADR	48,700	693,975
KT&G Corp.	27,919	2,057,188
LG Display Co. Ltd., ADR*	35,000	374,150
LG Electronics, Inc.	13,275	726,247
LG Household & Health Care Ltd.	1,488	764,724
Lotte Chilsung Beverage Co. Ltd.	1,682	1,942,518
Lotte Confectionery Co. Ltd.	665	925,784
Samsung Electronics Co. Ltd.	7,995	9,180,822
Samsung Engineering Co. Ltd.	5,727	915,714

	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
Samsung Life Insurance Co. Ltd.[4]	14,998	$1,228,586
SK Telecom Co. Ltd.	1,947	247,114
SK Telecom Co. Ltd., ADR	122,675	1,701,502
Total South Korea common stocks		31,607,029
Taiwan—5.80%
Advanced Semiconductor Engineering, Inc.	383,524	296,362
Advanced Semiconductor Engineering, Inc., ADR	92,161	351,133
Asustek Computer, Inc.	85,000	780,383
Cathay Financial Holding Co. Ltd.	267,240	262,603
Chunghwa Telecom Co. Ltd., ADR	19,440	576,785
Compal Electronics, Inc.	546,000	509,769
Fubon Financial Holding Co. Ltd.	469,325	489,093
HON HAI Precision Industry Co. Ltd.	1,167,900	3,239,784
HON HAI Precision Industry Co. Ltd., GDR	196,911	1,090,887
HTC Corp.	82,000	793,085
MediaTek, Inc.	43,000	362,050
Quanta Computer, Inc.	193,000	499,657
Taiwan Semiconductor Manufacturing Co. Ltd.	913,156	2,443,324
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	137,450	1,920,176
United Microelectronics Corp.	1,808,000	752,935
Wistron Corp.	229,307	244,145
Total Taiwan common stocks		14,612,171
Thailand—4.05%
Advanced Information Services Public Co. Ltd.	230,800	1,393,454
Bangkok Bank Public Co. Ltd.	157,300	1,036,087
Bangkok Bank Public Co. Ltd. NVDR	64,300	399,058
CP ALL Public Co. Ltd.[2]	1,351,900	1,460,585
Kasikornbank Public Co. Ltd., NVDR	256,400	1,420,977
Kasikornbank Public Co. Ltd., PLC	261,200	1,463,372
PTT Public Co. Ltd.[2]	232,300	2,406,412
Siam Cement Public Co. Ltd., NVDR	60,700	630,661
Total Thailand common stocks		10,210,606
Turkey—3.15%
Akbank T.A.S.	110,575	414,690
Ford Otomotiv Sanayi A.S.	69,690	669,380
Tofas Turk Otomobil Fabrikasi A.S.	92,531	425,746
Tupras-Turkiye Petrol Rafinerileri A.S.	85,765	1,886,987
Turkcell Iletisim Hizmetleri A.S. (Turkcell), ADR*	30,700	423,967
Turkiye Garanti Bankasi A.S.	608,355	2,364,034
Turkiye Is Bankasi (Isbank), Class C	214,962	627,251
Turkiye Sise ve Cam Fabrikalari A.S.	375,362	521,294
Turkiye Vakiflar Bankasi T.A.O., Class D	287,703	600,056
Total Turkey common stocks		7,933,405

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—0.24%
Anglo American PLC, ADR	41,600	$612,768
United States—2.00%
Archer-Daniels-Midland Co.	38,300	999,247
Avon Products, Inc.	122,900	1,903,721
MEMC Electronic Materials, Inc.*	61,700	118,464
Yahoo!, Inc.*	126,600	2,005,344
Total United States common stocks		5,026,776
Total common stocks (cost—$246,194,709)		231,214,099
Preferred stocks—5.61%
Brazil—5.26%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	12,000	490,680
Companhia de Bebidas das Americas (AmBev), ADR	77,123	2,973,092
Itau Unibanco Holding SA	79,400	1,258,110
Itau Unibanco Holdings SA, ADR	79,600	1,258,476
Itausa-Investimentos Itau SA	232,028	1,088,127
Petroleo Brasileiro SA, ADR	292,200	2,780,548
Randon Participacoes SA	177,300	778,694
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	315,000	1,134,443
Vale SA, ADR	83,800	1,485,774
Total Brazil preferred stocks		13,247,944
South Korea—0.35%
Hyundai Motor Co.	6,104	401,597
Samsung Electronics Co. Ltd.	700	496,470
Total South Korea preferred stocks		898,067
Total preferred stocks (cost—$15,553,574)		14,146,011
	Number of warrants
Warrants—1.08%
India—0.60%
Bank of Baroda (Citigroup Global Markets Holdings), expires 10/24/12*	23,450	276,968
Central Bank of India (Citigroup Global Markets Holdings), expires 10/24/12*	91,745	118,626
Corporation Bank (Citigroup Global Markets Holdings), expires 10/24/12*	20,425	149,409

	Number of warrants	Value
Warrants—(concluded)
India—(concluded)
HCL Technologies Ltd. (Citigroup Global Markets Holdings), expires 10/24/12*	87,275	$814,712
Indian Bank (Citigroup Global Markets Holdings), expires 10/24/12*	47,725	152,768
Total India warrants		1,512,483
Qatar—0.29%
Industries Qatar (Citigroup Global Markets Holdings), expires 03/25/13*	20,100	725,811
United Arab Emirates—0.19%
Aldar Properties (Citigroup Global Markets Holdings), expires 07/08/13*	1,504,000	470,752
Total warrants (cost—$3,553,763)		2,709,046
	Face amount
Repurchase agreement—1.50%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $1,661,800 Federal National Mortgage Association obligations, 0.740% due 06/04/15, and $2,178,898 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$3,865,830); proceeds: $3,790,001 (cost—$3,790,000)	$3,790,000	3,790,000
	Number of shares
Investment of cash collateral from securities loaned—3.22%
Money market fund—3.22%
UBS Private Money Market Fund LLC[9] (cost—$8,124,467)	8,124,467	8,124,467
Total investments (cost—$277,216,513)—103.17%		259,983,623
Liabilities in excess of other assets—(3.17)%		(7,998,287)
Net assets—100.00%		$251,985,336

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes was $280,851,219; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$19,455,174
Gross unrealized depreciation	(40,322,770)
Net unrealized depreciation	$(20,867,596)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$82,642,825	$148,569,935	$1,339	$231,214,099
Preferred stocks	13,247,944	898,067	—	14,146,011
Warrants	—	2,709,046	—	2,709,046
Repurchase agreement	—	3,790,000	—	3,790,000
Investment of cash collateral from securities loaned	—	8,124,467	—	8,124,467
Total	$95,890,769	$164,091,515	$1,339	$259,983,623

At July 31, 2012, there were transfers between Level 1 and Level 2 of $2,709,046.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2012:

Common stock
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	1,339
Transfers out of Level 3	—
Ending balance	$1,339

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held July 31, 2012 was $(415,322). Transfer into Level 3 represents the value at the end of the year. At July 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based on a fair valuation approved by the valuation committee based on unobservable inputs.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid security representing 0.0% of net assets as of July 31, 2012.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.41% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the over-the-counter ("OTC") market.

6  Security is traded on the Turquoise Exchange.

7  Security is traded on the Euroclear/Clearstream Exchange.

8  Security is traded on the Crest Exchange.

9  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$3,466,958	$73,306,354	$68,648,845	$8,124,467	$2,211

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 3.47% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.42% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 5.29%, while the Lipper Global Real Estate Funds category posted a median return of 3.05%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion

Our portion of the Portfolio underperformed the benchmark during the reporting period. This was due to stock selection, as weak stock selection in the Americas and the Asia-Pacific region more than offset the benefit of good stock selection in Europe. In the US, overweight positions in the apartment and lodging sectors detracted from returns, as these property types underperformed the benchmark during the reporting period. In the Asia-Pacific region, the underperformance of our holdings in Singapore and Australia overshadowed the value added from positive stock selection in Hong Kong. Favorable stock selection in Europe was due to the relative outperformance of positions in high quality pan-European retail, West End London office, and German residential stocks.

Asset allocation marginally detracted from relative performance. In particular, the benefits of an underweight to the lagging European market and an overweight to outperforming Australia were offset by both an overweight to the poor performing Hong Kong and Japanese markets and allocation decisions in the US.

We continue to be overweight to property companies and geographies that provide a combination of yield and growth at reasonable valuations. We are overweight to property companies in the US, the UK and Australia, all of which are dominated by the real estate investment trust (REIT) structures with total return prospects that are anchored by dividend yield. We remain underweight to property companies in Europe, as recessionary economic conditions will ultimately feed through to slowing property fundamentals. In Asia, we are cautiously positioned in residential development companies, as they face government induced headwinds. As for property sectors, in the US we are positive on the retail mall and apartment sectors, but remain cautious on suburban office, health care and shopping center sectors. In Europe, we favor

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

office companies that focus on London's West End submarket and prefer dominant retail mall companies with exposure to Continental European, particularly in the stronger economies of Western and Northern Europe.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period. Real estate securities generated outstanding results relative to global equities, partly driven by continued strong demand as investors searched for yield-producing alternatives to bonds. Our outperformance during the reporting period was driven by strong stock selection.

Our stock selection in the US significantly contributed to performance. Due to ongoing global market turmoil and corresponding "risk-off" market movements, high-quality blue chip companies outperformed during the reporting period. Accordingly, our top two contributors to performance were Public Storage and Simon Property Group, two of the largest US real estate investment trusts (REITs) in the benchmark. Superior performance from out-of-benchmark holding Lennar Corp., a US homebuilder, was another key contributor to results.

Our underweight to the European region positively contributed to relative performance, as it remained challenged given numerous macro headwinds. Furthermore, while we had a small exposure to Europe, stock selection was a positive performance driver. In particular, our holdings in France and the UK were standouts.

The primary detractor from relative performance was the Asia Pacific region, where both stock selection and asset allocation were negatives for results. Weak stock selection in Hong Kong was driven by an overweight to Wharf (Holdings) Limited and an underweight to Link Real Estate Investment Trust. Neither company remained in our portion of the Portfolio at the end of the reporting period because of less attractive relative valuations. In addition, concern over potential slowing of retail sales in Hong Kong contributed to the sale of Wharf (Holdings) Limited.

Our portion of the Portfolio did not hold derivatives during the reporting period.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	3.28%	(4.31)%	(4.30)%
Class C3	2.42	(5.07)	(5.07)
Class Y4	3.46	N/A	15.81
Class P5	3.47	(4.09)	(4.94)
After deducting maximum sales charge or PACE Select program fee
Class A2	(2.39)	(5.40)	(5.26)
Class C3	1.42	(5.07)	(5.07)
Class P5	1.42	(5.99)	(6.82)
FTSE EPRA/NAREIT Developed Index[6]	5.29	(0.85)	(1.66)
Lipper Global Real Estate Funds median	3.05	(1.22)	(2.65)

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (4.52)%; 5-year period, (6.74)%; since inception, (5.79)%; Class C—1-year period, (0.78)%; 5-year period, (6.40)%; since inception, (5.58)%; Class Y—1-year period, 1.24%; since inception, 15.34%; Class P—1-year period, (0.60)%; 5-year period, (7.28)%; since inception, (7.32)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.68% and 1.45%; Class C—2.45% and 2.20%; Class Y—1.34% and 1.20%; and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20% and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$113.3
Number of holdings	111
Portfolio composition[1]	07/31/12
Common stocks	97.3%
ADRs	0.3
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Top five countries (equity investments)[1]	07/31/12
United States	49.0%
Japan	9.7
Australia	9.5
Hong Kong	6.5
United Kingdom	6.4
Total	81.1%
Top ten equity holdings[1]	07/31/12
Simon Property Group, Inc.	7.0%
Westfield Group	3.7
Mitsui Fudosan Co. Ltd.	3.3
Public Storage, Inc.	3.0
SL Green Realty Corp.	2.7
Mitsubishi Estate Co. Ltd.	2.6
Unibail Rodamco	2.4
Health Care REIT, Inc.	2.4
ProLogis, Inc.	2.3
Sun Hung Kai Properties Ltd.	2.3
Total	31.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2012

Common stocks

Apartments	9.53%
Building-residential/commercial	0.91
Diversified	17.80
Diversified operations	0.86
Health care	5.03
Hotels	0.36
Hotels & motels	2.58
Office property	12.53
Real estate management/service	3.59
Real estate operations/development	13.36
Regional malls	10.41
Retirement/aged care	1.54
Shopping centers	12.39
Storage	2.95
Storage/warehousing	0.70
Warehouse/industrial	3.11
Total common stocks	97.65
Repurchase agreement	2.46
Investment of cash collateral from securities loaned	2.79
Liabilities in excess of other assets	(2.90)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—97.65%
Australia—9.52%
Centro Retail Australia	233,200	$500,642
Commonwealth Property Office Fund	417,100	467,760
Dexus Property Group	1,619,764	1,678,928
Goodman Group	140,746	552,628
GPT Group	56,910	204,526
Investa Office Fund[1]	114,350	348,052
Mirvac Group	99,321	142,345
Stockland	115,239	403,965
Westfield Group	400,619	4,191,384
Westfield Retail Trust	718,835	2,296,462
Total Australia common stocks		10,786,692
Austria—0.19%
Conwert Immobilien Invest SE1	19,089	215,268
Bermuda—2.18%
Great Eagle Holdings Ltd.	44,000	111,110
Hongkong Land Holdings Ltd.	324,640	1,940,522
Kerry Properties Ltd.	91,500	418,510
Total Bermuda common stocks		2,470,142
Brazil—0.11%
Sonae Sierra Brasil SA	8,800	123,205
Canada—2.83%
Boardwalk Real Estate Investment Trust	15,470	987,266
Brookfield Office Properties, Inc.[1]	11,500	196,305
Calloway Real Estate Investment Trust	13,500	397,791
Canadian Real Estate Investment Trust	6,500	273,132
Cominar Real Estate Investment Trust[2]	2,500	61,300
Cominar Real Estate Investment Trust[3,4,5]	5,731	140,525
Primaris Retail Real Estate Investment Trust	5,600	134,074
RioCan Real Estate Investment Trust[3,4,5]	2,200	62,829
RioCan Real Estate Investment Trust[2]	33,200	948,146
Total Canada common stocks		3,201,368
Cayman Islands—0.94%
7 Days Group Holdings Ltd., ADR*	40,500	386,370
Agile Property Holdings Ltd.[1]	208,000	245,778
Country Garden Holdings Co. Ltd.*	673,293	253,554
Longfor Properties[1]	123,000	180,587
Total Cayman Islands common stocks		1,066,289
France—4.13%
Fonciere des Regions	1,864	134,201
Gecina SA	4,100	374,206
ICADE	3,720	284,028
Klepierre	30,539	995,229
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,900	185,903
Unibail Rodamco	14,147	2,707,818
Total France common stocks		4,681,385

	Number of shares	Value
Common stocks—(continued)
Germany—0.73%
Alstria Office REIT-AG	31,500	$349,973
GSW Immobilien AG	12,930	475,783
Total Germany common stocks		825,756
Hong Kong—6.51%
China Overseas Land & Investment Ltd.	150,000	353,458
Hang Lung Properties Ltd.	395,100	1,397,525
Sino Land Co. Ltd.	296,100	503,115
Sun Hung Kai Properties Ltd.[3]	204,730	2,549,597
The Hongkong & Shanghai Hotels	328,000	418,401
The Link REIT	268,300	1,175,311
Wharf (Holdings) Ltd.	169,170	974,993
Total Hong Kong common stocks		7,372,400
Italy—0.16%
Beni Stabili SpA	407,487	185,724
Japan—9.70%
Japan Real Estate Investment Corp.	203	1,915,475
Japan Retail Fund Investment Corp.[1]	199	332,902
Kenedix Realty Investment Corp.	48	153,690
Mitsubishi Estate Co. Ltd.	164,189	2,937,938
Mitsui Fudosan Co. Ltd.	193,174	3,714,752
Nippon Accommodations Fund, Inc.	27	182,132
Nippon Building Fund, Inc.[1]	21	203,802
Nomura Real Estate Holdings, Inc.	17,000	314,683
Tokyo Tatemono Co. Ltd.*	99,000	363,746
United Urban Investment Corp.	802	870,391
Total Japan common stocks		10,989,511
Mexico—0.39%
Fibra Uno Administracion SA de CV	214,900	444,231
Netherlands—0.69%
Corio N.V.[1]	10,605	466,810
Eurocommercial Properties N.V.	9,464	318,428
Total Netherlands common stocks		785,238
Norway—0.40%
Norwegian Property ASA	324,814	454,445
Singapore—3.40%
CapitaCommercial Trust[1]	575,000	618,196
Capitaland Ltd.	655,383	1,569,688
CapitaMall Trust	308,200	483,767
Global Logistic Properties Ltd.	263,000	473,061
Keppel Land Ltd.[1]	68,000	187,487
Overseas Union Enterprise Ltd.	255,000	521,416
Total Singapore common stocks		3,853,615
Sweden—0.42%
Castellum AB	21,842	292,180
Hufvudstaden AB, Class A1	14,980	182,236
Total Sweden common stocks		474,416
United Kingdom—6.40%
British Land Co. PLC	49,056	409,365
Derwent London PLC	41,663	1,271,009

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Great Portland Estates PLC	177,150	$1,190,222
Hammerson PLC	217,519	1,574,433
Land Securities Group PLC	88,951	1,098,837
Safestore Holdings PLC	500,826	793,040
Segro PLC	102,799	380,229
Shaftesbury PLC	62,867	535,119
Total United Kingdom common stocks		7,252,254
United States—48.95%
American Tower Corp.	6,600	477,246
AvalonBay Communities, Inc.	11,700	1,720,953
Boston Properties, Inc.	18,600	2,062,740
BRE Properties, Inc.	16,500	869,220
Brookdale Senior Living, Inc.*	106,082	1,746,110
Camden Property Trust	18,920	1,349,185
DDR Corp.	137,100	2,061,984
Douglas Emmett, Inc.	72,500	1,704,475
Equity Residential	29,500	1,867,645
Essex Property Trust, Inc.	11,500	1,809,640
Federal Realty Investment Trust	6,300	684,558
First Industrial Realty Trust, Inc.*	51,300	653,562
General Growth Properties, Inc.	68,696	1,244,772
HCP, Inc.	33,800	1,595,698
Health Care REIT, Inc.	43,100	2,682,113
Highwoods Properties, Inc.	9,700	328,539
Host Hotels & Resorts, Inc.	92,983	1,364,990
Kilroy Realty Corp.	40,100	1,898,334
Kimco Realty Corp.	39,400	767,906
Lennar Corp., Class A1	35,400	1,034,034
Liberty Property Trust	47,600	1,727,404
Pebblebrook Hotel Trust	10,000	227,200
Post Properties, Inc.	15,700	810,905
ProLogis, Inc.	80,891	2,615,206
Public Storage, Inc.	22,477	3,347,949
Rayonier, Inc.	19,400	925,186
Simon Property Group, Inc.	49,102	7,880,380
SL Green Realty Corp.	39,100	3,079,125
Sunstone Hotel Investors, Inc.*	40,500	405,405

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Tanger Factory Outlet Centers, Inc.	14,400	$463,680
Taubman Centers, Inc.	10,100	782,952
The Macerich Co.	24,426	1,426,723
UDR, Inc.	45,300	1,205,433
Ventas, Inc.	21,236	1,428,121
Vornado Realty Trust	14,691	1,226,698
Total United States common stocks		55,476,071
Total common stocks (cost—$94,803,434)		110,658,010
	Face amount
Repurchase agreement—2.46%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $1,221,138 Federal National Mortgage Association obligations, 0.740% due 06/04/15 and $1,601,117 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$2,840,722); proceeds: $2,785,001 (cost—$2,785,000)	$2,785,000	2,785,000
	Number of shares
Investment of cash collateral from securities loaned—2.79%
Money market fund—2.79%
UBS Private Money Market Fund LLC[6] (cost—$3,162,016)	3,162,016	3,162,016
Total investments (cost—$100,750,450)—102.90%		116,605,026
Liabilities in excess of other assets—(2.90)%		(3,283,985)
Net assets—100.00%		$113,321,041

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 217.

Aggregate cost for federal income tax purposes, was $105,470,547; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,468,823
Gross unrealized depreciation	(1,334,344)
Net unrealized appreciation	$11,134,479

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$59,427,891	$51,230,119	$—	$110,658,010
Repurchase agreement	—	2,785,000	—	2,785,000
Investment of cash collateral from securities loaned	—	3,162,016	—	3,162,016
Total	$59,427,891	$57,177,135	$—	$116,605,026

At July 31, 2012, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2012.

2  Security is traded on the Toronto Stock Exchange.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.18% of net assets as of July 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 07/31/12	Sales during the year ended 07/31/12	Value at 07/31/12	Net income earned from affiliate for the year ended 07/31/12
UBS Private Money Market Fund LLC	$5,613,519	$67,412,946	$69,864,449	$3,162,016	$1,754

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2012, the Portfolio's Class P shares returned 0.64% before the deduction of the maximum PACE Select program fee. (Class P shares declined 1.35% after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.05%, the Barclays Global Aggregate Index returned 1.81%, and the US Consumer Price Index (CPI) increased by 1.41%, while the Lipper Absolute Return Funds category posted a median return of 0.47%.1 (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 187. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior slowly changes over time and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity), to help us identify potential investment opportunities.

An emphasis on low beta stocks helped performance during the period as low beta securities outperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

We experienced strong results in Europe and the Pacific Regions, while North America was a modest drag on performance. An underweight exposure to Europe, coupled with strong security selection within the region, helped results as countries such as France, Germany and Spain all performed poorly. A long position in the Pacific region negatively impacted performance. However, stock selection was strong in

1  On August 3, 2011, Lipper changed the peer group classification for PACE Alternative Strategies Investments from the Lipper Global Flexible Portfolio Funds category to the Lipper Absolute Return Funds category. For performance on the Portfolio's prior Lipper peer group classification, please see the "Performance at a glance" table on page 187.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM") until February 10, 2012, First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

GSAM: Jonathan Beinner and Michael Swell

First Quadrant: Ken Ferguson and Dori Levanoni

Standard Life Investments: Guy Stern and David Millar

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Japan, making overall results positive in the region. Within North America, a small overweight position helped performance as the region outperformed, but stock selection was not strong within the US.

We experienced positive results within the majority of sectors, with the biggest benefit in financials. In particular, a combination of strong stock selection and an underweight exposure helped our relative performance. In addition, our results were quite strong in materials, energy and utilities. On the downside, we experienced negative performance within the consumer discretionary and information technology sectors.

The top equity performers during the reporting period included a short position in US-based coal producer Alpha Natural Resources, a long position in a Hong Kong-based real estate investment trust (REIT), The Link Real Estate, and a short position in the Spanish telecommunication company Telefonica. Long positions in US-based retailer Coach and health care company Humana, and Japanese information technology Gree Inc., were the worst-performing stocks in our portion of the Portfolio.

Derivative securities were not used during the reporting period.

Wellington Management

Our portion of the Portfolio posted a negative absolute return during the reporting period. Our thematic exposure to energy and agriculture detracted from absolute performance during the fiscal year. Energy prices declined due to pressures on oil and China's slowing economy. In energy, our positions in coal and gas producer CONSOL Energy and US-based coal producer Alpha Natural Resources detracted from absolute returns. Both CONSOL Energy and Alpha Natural Resources were eliminated from our portion of the Portfolio during the reporting period. Within agriculture, our positions in fertilizer companies Potash Corp. of Saskatchewan and The Mosaic Co. weighed on absolute results. Also detracting from performance was stock selection within a subset of our alpha opportunities allocations, mostly due to weak stock selection in the consumer discretionary and information technology sectors.

Our portion of the Portfolio benefited from positive results from exposures to the financials and health care sectors. Also aiding absolute returns was positive stock selection in toy manufacturer Mattel, US-based diversified bank Wells Fargo,

Investment process (continued)

derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors, and may also invest in derivative investments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

and Liberty Global, an international provider of video, broadband Internet and telephony services. In addition, our exposures to US equities, German bonds and US Treasuries contributed to absolute returns.

Certain derivative instruments, including interest rate swaps, interest rate futures and bond futures, were used to gain exposure to global bond markets, implement yield curve and duration strategies and take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were utilized to gain exposure to certain global equity markets and to hedge against anticipated declines. Our portion of the Portfolio also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes in currency values and take advantage of inefficiencies between various currencies. The results of the derivatives used during the period were within our expectations.

First Quadrant

During the reporting period, positive performance from currency management was partially offset by losses in global asset class selection and bond country selection.

Currency selection gains were a result of underweights to the Swiss franc and Japanese yen. However, an underweight Australian dollar position dampened their contributions. Positive performance was attributable to both the relative valuation factor (which indicates whether a currency is expensive or inexpensive) and the unhedged export flows indicator, which correctly anticipated movements in currency markets based on changes in export levels. The factor that predicts investors' preference in the bond market detracted from results.

On average, global asset class selection had an overweight to equities and an underweight to bonds. While this detracted from results overall, the majority of the negative impact occurred during April and May 2012. During this time, the equity rally reversed course and "risk-off" trades led to underperformance of stocks relative to bonds globally. Bond country selection losses were attributed to an overweight to Japanese bonds in September 2011, as they performed poorly, and an underweight to strong-performing Australian bonds in November, driven mostly by the relative valuation factor (which measures relative attractiveness of a security).

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portion of the Portfolio. Specifically, we used developed market futures in order to implement stock and bond country selection, global asset class selection and market contagion strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (that is, stocks, bonds and currencies). The volatility management sleeve was implemented using options on cash indices. Options were used to exploit structural characteristics of options pricing.

Investment process (concluded)

unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and implement at a lower cost. We find both attributes to be positive contributors to portfolio performance.

Standard Life Investments

The global markets continued to be volatile during the reporting period, due in part to concerns over global growth and the ability of sovereign nations to repay their debt. Toward the beginning of the period, we captured profits from our long equity volatility strategy, as it had benefited from the sharp decline in equity markets and investors' expectations for continued volatility going forward. However, overall stock selection detracted from returns during the reporting period, given the volatility in the markets.

During the period, we experienced strong returns from our long-dated US Treasuries strategy, as well as our exposure to global inflation-linked bonds and Mexican government bonds. We added a UK versus European duration position, intending to take advantage of the steepness of the long-dated end of the UK yield curve relative to its European counterpart. This significantly contributed to our performance.

Our portion of the Portfolio also benefited from its credit market positions, as these asset classes regained some ground at the end of 2011. Toward the end of the period, we altered our financial sector credit versus broad credit market strategy, as well as the corresponding broad equity market versus financial sector equity position, combining them into a new European financials capital structure strategy. This strategy seeks to benefit from the required restructuring necessary to achieve greater stability in the European financial sector. We expect this restructuring to positively impact subordinated credit compared to senior credit, and negatively impact the European financial sector's equity.

From a foreign exchange perspective, our long Brazilian real versus short Czech krona strategy was amended, as we replaced the Czech krona position with the Australian dollar. While this move means sacrificing a part of the income derived from the Brazilian real/Czech krona pair, we feel the short Australian dollar, a higher conviction position for us at this time, is overvalued. We also benefited from our strategy that expected the euro to lose value.

We continue to believe in a protracted recovery in global markets. Credit positions, therefore, form a significant part of our portion of the Portfolio. In addition to a number of long positions, we favor subordinated European financials versus their senior bonds. Elsewhere, we are positioned to take advantage of the growth prospects in emerging markets. We maintain our focus on relative value strategies, in recognition that the gradual recovery will have different impacts on various parts of the global economy in the coming years. We also continue to believe that, versus the US dollar, the euro will materially weaken, as will the Japanese yen, based on more sluggish policy response, and demographic and fiscal issues.

Our portion of the Portfolio has a cash benchmark and is mandated to seek out multi-year absolute return opportunities. Our goal for our portion of the Portfolio is to beat cash returns by 5% on a three-year rolling basis, while displaying a half to a third of the volatility of global equity markets.

We utilized derivatives to implement our fundamental strategy; seeking to provide exposure to a wide range of investment opportunities. In terms of derivatives, many of the individual investment strategies in our portion of the Portfolio should be considered in combination with other positions. This is particularly the case, for example, with relative value investments, but it is also the case when looking at equity positions. Throughout the period the results of derivatives used were in line with our risk and return expectations.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

GSAM (Note: GSAM was terminated as a Sub-Advisor for the Portfolio effective February 10, 2012, and its portion of the Portfolio was transitioned to Standard Life Investments. The following commentary only covers the period of time during which GSAM sub-advised a portion of the Portfolio, from July 31, 2011 to February 10, 2012.)

Within our portion of the Portfolio, duration and yield curve positioning detracted from performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to interest rate changes. A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) In August 2011, our positioning along the US yield curve was positive for results as interest rates fell dramatically due to continued global economic concerns and the heightened European sovereign debt crisis. However, this was offset by our yield curve positioning in September and October. In terms of duration, volatility remained high throughout the fourth quarter, and so by year-end 2011, we were short duration in the US and Japan. Our short duration position in the US was driven by positive economic data, while our duration position in Japan reflected our view that interest rates there didn't have much more room to fall given their already low levels.

Overall, cross-sector positioning was the largest detractor from performance during the reporting period. This was mostly driven from exposure to non-agency mortgage-backed securities (MBS), as the sector moved lower amid a flight to quality in the global markets. An allocation to the corporate credit space also detracted from results, primarily during August and September 2011. During this time, volatility increased given uncertainty surrounding the US debt ceiling and the subsequent loss of the country's AAA rating on its long-term debt by Standard & Poor's. Exposure to the corporate credit space was also a negative for our portion of the Portfolio during the reporting period. However, our allocation to asset-backed securities within the securitized sector helped to offset some of this negative impact.

Finally, security selection overall contributed positively to performance. Within the investment grade corporate sector, specific names in the financial and industrial sectors proved positive, as did security selection in the financial and structured product space within the high yield market. Elsewhere, emerging market debt selections along the South African curve contributed to performance, as did our Brazilian securities. Conversely, security selection in the government and agency spaces, particularly our holdings of local agency bonds and US Treasuries, slightly detracted from performance.

During the period we employed derivatives for the efficient management of our portfolio. Derivatives allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility, and to afford greater risk management precision. The results of the derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the Barclays Global Aggregate Index and the US Consumer Price Index (CPI) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2012. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	0.43%	(2.73)%	(0.24)%
Class C3	(0.22)	(3.44)	(0.89)
Class Y4	0.64	N/A	(1.96)
Class P5	0.64	(2.50)	0.01
After deducting maximum sales charge or PACE Select program fee
Class A2	(5.07)	(3.84)	(1.12)
Class C3	(1.22)	(3.44)	(0.89)
Class P5	(1.35)	(4.44)	(1.97)
Citigroup Three-Month US Treasury Bill Index[6]	0.05	0.79	1.62
Barclays Global Aggregate Index[7]	1.81	6.51	6.37
US Consumer Price Index (CPI)[8]	1.41	1.92	2.08
Lipper Absolute Return Funds median[9]	0.47	(1.72)	(0.38)
Lipper Global Flexible Portfolio Funds median[9]	(2.22)	0.69	2.58

Average annual total returns for periods ended June 30, 2012, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (7.21)%; 5-year period, (4.23)%; since inception, (1.29)%: Class C—1-year period, (3.36)%; 5-year period, (3.85)%; since inception, (1.05)%: Class Y—1-year period, (1.48)%; since inception, (2.24)%; Class P—1-year period, (3.53)%; 5-year period, (4.84)%; since inception, (2.13)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—2.08% and 2.03%; Class C—2.78% and 2.73%; Class Y—1.85% and 1.80%; and Class P—1.81% and 1.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets through November 30, 2012; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On August 3, 2011, Lipper changed the peer group classification for PACE Alternative Strategies Investments from the Lipper Global Flexible Portfolio Funds category to the Lipper Absolute Return Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$500.2
Number of holdings	839
Portfolio composition[1]	07/31/12
Common stocks and preferred stocks	38.4%
Bonds and notes	23.4
ADRs, ADSs and GDRs	1.7
Investment companies	0.3
Investments sold short	(4.2)
Options, futures, swaps and forward foreign currency contracts	(1.3)
Cash equivalents and other assets less liabilities	41.7
Total	100.0%
Top five countries (long holdings)[1]	07/31/12
United States	29.2%
Japan	3.9
United Kingdom	3.5
France	2.7
Mexico	2.4
Total	41.7%
Top five equity sectors (long holdings)[1]	07/31/12
Consumer discretionary	7.8%
Financials	7.1
Information technology	5.4
Consumer staples	5.0
Energy	4.5
Total	29.8%
Top five countries (short holdings)[1]	07/31/12
United States	(0.9)%
United Kingdom	(0.5)
Spain	(0.4)
Canada	(0.4)
Finland	(0.4)
Total	(2.6)%
Top five equity sectors (short holdings)[1]	07/31/12
Energy	(1.2)%
Financials	(1.1)
Industrials	(1.1)
Telecommunication services	(0.3)
Utilities	(0.2)
Total	(3.9)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 217.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/12
Mattel, Inc.	0.6%
Wells Fargo & Co.	0.5
Beam, Inc.	0.5
BP PLC	0.5
The Link REIT	0.4
Ascendas Real Estate Investment Trust (A-REIT)	0.4
Aryzta AG	0.4
American Capital Agency Corp.	0.4
AutoZone, Inc.	0.4
Intel Corp.	0.3
Total	4.4%

Top ten equity holdings (short holdings)[1,2]	07/31/12
Sampo Oyj, A Shares	(0.4)%
Ferrovial SA	(0.3)
Koninklijke Philips Electronics N.V.	(0.3)
Noble Corp.	(0.2)
Assicurazioni Generali SpA	(0.2)
Range Resources Corp.	(0.2)
Rowan Co. PLC, Class A	(0.2)
MEG Energy Corp.	(0.2)
Groupe Eurotunnel SA	(0.2)
CIT Group, Inc.	(0.1)
Total	(2.3)%

Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/12
US Treasury Inflation Index Notes (TIPS), 1.375%, 07/15/18	1.5%
US Treasury Inflation Index Notes (TIPS), 1.250%, 07/15/20	1.1
US Treasury Inflation Index Bonds (TIPS), 3.875%, 04/15/29	1.0
US Treasury Inflation Index Bonds (TIPS), 1.750%, 01/15/28	0.7
US Treasury Inflation Index Notes (TIPS), 0.500%, 04/15/15	0.6
US Treasury Inflation Index Bonds (TIPS), 2.375%, 01/15/25	0.6
US Treasury Inflation Index Bonds (TIPS), 2.125%, 02/15/40	0.6
Mexican Bonos, 7.500%, 06/03/27	0.6
Mexican Bonos, 8.500%, 05/31/29	0.6
Mexican Bonos, 10.000%, 12/05/24	0.6
Total	7.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification1—(unaudited)

As a percentage of net assets as of July 31, 2012

Common stocks

Aerospace & defense	0.41%
Air freight & logistics	0.20
Airlines	0.11
Auto components	0.52
Automobiles	0.46
Beverages	0.65
Biotechnology	0.27
Building products	0.06
Capital markets	0.31
Chemicals	0.93
Commercial banks	2.38
Commercial services & supplies	0.41
Communications equipment	0.53
Computers & peripherals	0.55
Construction & engineering	0.03
Construction materials	0.07
Consumer finance	0.03
Containers & packaging	0.06
Distributors	0.03
Diversified consumer services	0.03
Diversified financial services	0.71
Diversified telecommunication services	0.72
Electric utilities	0.57
Electrical equipment	0.45
Electronic equipment, instruments & components	0.33
Energy equipment & services	0.44
Food & staples retailing	0.88
Food products	1.95
Gas utilities	0.16
Health care equipment & supplies	0.38
Health care providers & services	0.56
Health care technology	0.01
Hotels, restaurants & leisure	0.36
Household durables	0.37
Household products	0.35
Independent power producers & energy traders	0.21
Industrial conglomerates	0.46
Insurance	1.23
Internet & catalog retail	0.21
Internet software & services	0.98
IT services	0.63
Leisure equipment & products	1.04
Machinery	0.73
Marine	0.00[2]

Common stocks—(concluded)

Media	1.89%
Metals & mining	0.45
Multiline retail	0.61
Multi-utilities	0.17
Oil, gas & consumable fuels	4.05
Paper & forest products	0.08
Personal products	0.25
Pharmaceuticals	1.11
Professional services	0.18
Real estate investment trusts	1.48
Real estate management & development	0.52
Road & rail	0.31
Semiconductors & semiconductor equipment	1.94
Software	0.57
Specialty retail	1.78
Textiles, apparel & luxury goods	0.41
Thrifts & mortgage finance	0.40
Tobacco	0.78
Trading companies & distributors	0.28
Transportation infrastructure	0.04
Water utilities	0.12
Wireless telecommunication services	0.67
Total common stocks	39.86

Preferred stocks

Construction materials	0.00[2]
Electric utilities	0.02
Household products	0.17
Total preferred stocks	0.19
Investment companies	0.33
US government obligations	9.10

Corporate notes

Airplanes	0.03
Auto manufacturers	0.14
Banking non-US	1.06
Banking US	0.06
Beverage	0.12
Building materials	0.25
Chemicals	0.06
Commercial services	0.08
Diversified banking institution	1.18
Diversified financial services	0.26

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification1—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2012

Corporate notes—(concluded)

Diversified operations	0.10%
Electric-generation	0.08
Electric-integrated	0.52
Energy-alternate sources	0.05
Engineering & construction	0.04
Finance-auto loans	0.14
Finance-consumer loans	0.15
Food-misc/diversified	0.03
Food-retail	0.11
Gas-distribution	0.11
Household products	0.08
Insurance	0.30
Investment companies	0.02
Machinery-general industrial	0.05
Money center banks	0.22
Multimedia	0.02
Oil & gas	0.20
Paper & forest products	0.02
Publishing-books	0.01
Reinsurance	0.05
REITS-diversified	0.13
Retail-discount	0.02
Retail-major department store	0.10
Rubber-tires	0.03
Satellite telecommunications	0.05
Steel-producers	0.10
Telecommunications	0.56
Tobacco	0.17
Transactional software	0.03
Transportation	0.04
Water	0.08
Total corporate notes	6.85
Non-US government obligations	3.27%
Short-term corporate obligations	4.20
Time deposits	6.47
Short-term US government obligations	18.29
Repurchase agreement	10.62

Options

Call options & swaptions purchased	0.84
Put options & swaptions purchased	0.23
Total options	1.07

Investments sold short
Common stocks

Aerospace & defense	(0.09)
Biotechnology	(0.11)
Capital markets	(0.10)
Commercial banks	(0.28)
Construction & engineering	(0.34)
Diversified financial services	(0.06)
Diversified telecommunication services	(0.19)
Electric utilities	(0.20)
Energy equipment & services	(0.41)
Industrial conglomerates	(0.39)
Insurance	(0.69)
IT services	(0.09)
Machinery	(0.03)
Media	(0.03)
Metals & mining	(0.16)
Oil, gas & consumable fuels	(0.77)
Transportation infrastructure	(0.21)
Wireless telecommunication services	(0.07)
Total investments sold short	(4.22)
Other assets in excess of liabilities	3.97
Net assets	100.00%

1  Figures represents the industry breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2012.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—39.86%
Antigua and Barbuda—0.01%
Sinovac Biotech Ltd.*	15,400	$32,956
Argentina—0.01%
YPF SA, ADR	4,245	48,436
Australia—0.48%
APA Group	1,214	6,231
Asciano Ltd.	1,394	6,330
Brambles Ltd.	85,243	555,553
Energy Resources of Australia Ltd.*	24,400	35,256
GrainCorp Ltd.	1,178	11,347
Incitec Pivot Ltd.	16,361	53,043
Karoon Gas Australia Ltd.*	9,054	34,574
Santos Ltd.	71,083	794,521
SP Ausnet	476,826	528,145
TABCORP Holdings Ltd.	106,793	363,509
Total Australia common stocks		2,388,509
Austria—0.13%
Oesterreichische Post AG	20,588	654,951
Belgium—0.30%
Ageas	103,551	206,156
AGFA-Gevaert N.V.*	30,718	47,100
Delhaize Group	3,301	117,915
Groupe Bruxelles Lambert SA	1,091	71,193
UCB SA	2,545	127,380
Umicore SA	21,008	926,806
Total Belgium common stocks		1,496,550
Bermuda—0.45%
Arch Capital Group Ltd.*	17,241	668,951
Asian Citrus Holdings Ltd.	66,391	31,695
Bunge Ltd.	1,968	129,435
Catlin Group Ltd.	21,578	146,457
Cheung Kong Infrastructure Holdings Ltd.	25,900	156,603
Clear Media Ltd.	79,000	45,772
Cosan Ltd., Class A	405	5,143
Esprit Holdings Ltd.	70,100	84,456
First Pacific Co. Ltd.	246,000	275,516
Huabao International Holdings Ltd.	431,750	192,570
Kunlun Energy Co. Ltd.	69,500	112,090
Lancashire Holdings Ltd.	27,154	332,678
Lazard Ltd., Class A	3,229	86,699
Total Bermuda common stocks		2,268,065
Brazil—0.13%
Banco Santander Brasil SA, ADS	35,654	272,040
Cia de Saneamento Basico do Estado de Sao Paulo	4,400	187,835
Petroleo Brasileiro SA, ADR	2,700	53,001
SLC Agricola SA	2,878	31,572
Tractebel Energia SA	6,400	114,152
Total Brazil common stocks		658,600

	Number of shares	Value
Common stocks—(continued)
Canada—2.16%
Advantage Oil & Gas Ltd.*	19,600	$76,809
Agrium, Inc.	930	88,461
Brookfield Asset Management, Inc.	18,200	617,404
Canadian National Railway Co.	1,618	142,738
Canadian Natural Resources Ltd.	3,170	86,382
Cenovus Energy, Inc.	12,437	380,111
Centerra Gold, Inc.	16,600	119,346
Empire Co. Ltd.	8,600	489,579
Enbridge, Inc.	4,080	166,927
Encana Corp.	6,610	147,248
Genworth MI Canada, Inc.	14,500	245,510
George Weston Ltd.	19,300	1,140,275
H&R Real Estate Investment Trust	8,000	199,432
IAMGOLD Corp.	64,300	718,113
IGM Financial, Inc.	10,800	423,126
Magna International, Inc.	14,700	589,261
Maple Leaf Foods, Inc.	613	6,113
National Bank of Canada	17,000	1,265,952
Nexen, Inc.	16,200	411,603
Northern Dynasty Minerals Ltd.*	12,800	29,994
Pacific Rubiales Energy Corp.	1,610	36,427
Painted Pony Petroleum Ltd., Class A*	10,900	101,625
PetroBakken Energy Ltd., Class A	12,700	157,666
Potash Corp. of Saskatchewan, Inc.	4,683	207,334
Progress Energy Resources Corp.	8,500	192,910
RioCan Real Estate Investment Trust	35,800	1,022,398
Shaw Communications, Inc.	44,500	868,390
Suncor Energy, Inc.	22,846	698,468
TransCanada Corp.	1,630	74,230
Uranium Participation Corp.*	16,600	95,179
Total Canada common stocks		10,799,011
Cayman Islands—0.63%
51job, Inc., ADR*	12,029	416,805
AMVIG Holdings Ltd.	172,000	77,674
Baidu, Inc., ADR*	8,725	1,051,537
China Mengniu Dairy Co. Ltd.	172,000	511,449
China Modern Dairy Holdings Ltd.*	46,562	12,280
China ZhengTong Auto Services Holdings Ltd.*	337,500	160,253
Ctrip.com International Ltd., ADR*	1,950	24,336
ENN Energy Holdings Ltd.	34,900	133,416
Focus Media Holding Ltd., ADR	13,377	264,597
Giant Interactive Group, Inc., ADR	10,300	46,453
Golden Meditech Holdings Ltd.*	344,000	38,087
Intime Department Store Group Co. Ltd.	98,000	91,569
Maoye International Holdings Ltd.	458,000	71,187
MGM China Holdings Ltd.	42,400	58,620
Minth Group Ltd.	32,000	32,690
New Oriental Education & Technology Group, Inc., ADR*	3,100	35,402

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Perfect World Co. Ltd., ADR	6,700	$64,521
Xingda International Holdings Ltd.	170,000	56,821
Total Cayman Islands common stocks		3,147,697
China—0.10%
Anhui Conch Cement Co. Ltd., Class H	16,500	43,172
China Pacific Insurance Group Co. Ltd., Class H	41,800	131,853
China Shenhua Energy Co. Ltd., Class H	28,500	106,210
Dongfeng Motor Group Co. Ltd., Class H	101,000	139,890
Sinotrans Ltd., Class H	480,000	58,710
Total China common stocks		479,835
Colombia—0.07%
Almacenes Exito SA	5,603	95,984
Bancolombia SA, ADR	687	42,484
Cementos Argos SA	6,810	26,904
Ecopetrol SA, ADR	810	46,356
Grupo de Inversiones Suramericana	3,553	60,865
Interconexion Electrica SA	6,154	39,147
Inversiones Argos SA	4,007	38,503
Total Colombia common stocks		350,243
Denmark—0.22%
AP Moeller - Maersk A/S, Class B	1	6,903
H. Lundbeck A/S	2,707	53,656
Novo Nordisk A/S, Class B	6,772	1,046,085
Total Denmark common stocks		1,106,644
Finland—0.15%
Elisa Oyj	4,645	96,429
Wartsila Oyj	22,010	656,894
Total Finland common stocks		753,323
France—1.07%
Aeroports de Paris (ADP)	124	9,610
Alcatel-Lucent*	20,164	22,146
Alten	4,579	129,152
BNP Paribas SA	21,239	785,996
Cap Gemini	6,918	251,688
Ciments Francais SA	542	29,977
Compagnie de Saint-Gobain	8,723	261,843
Danone SA	310	18,837
Devoteam SA	2,652	29,236
Electricite de France SA	2,979	61,546
France Telecom SA	8,995	119,852
GDF Suez	9,508	211,575
GFI Informatique	3,303	10,885
Ingenico SA	10,337	553,181
L'Oreal SA	4,555	544,949
Lagardere S.C.A.	4,924	132,719
Peugeot SA*	17,772	137,393

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Renault SA	4,061	$176,314
Sanofi	10,936	889,807
Societe Generale SA*	8,418	184,108
Suez Environnement Co.	5,549	60,770
Thales SA	5,448	169,871
Total SA	9,108	419,115
Vallourec SA	72	2,977
Vinci SA	198	8,361
Vivendi	6,351	120,189
Total France common stocks		5,342,097
Germany—0.85%
Allianz SE	2,078	206,495
Asian Bamboo AG	1,026	8,851
Bayerische Motoren Werke (BMW) AG	9,940	739,417
Deutsche Lufthansa AG	15,369	193,153
Deutsche Post AG	13,282	238,315
K+S AG	756	37,220
Kabel Deutschland Holding AG*	14,510	908,998
RWE AG	4,077	159,913
Salzgitter AG	2,868	104,305
SAP AG	8,385	533,729
Siemens AG	117	9,927
Suedzucker AG	31,795	1,096,740
Total Germany common stocks		4,237,063
Greece—0.02%
JUMBO SA	15,059	55,916
OPAP SA	5,038	30,185
Total Greece common stocks		86,101
Hong Kong—1.21%
AIA Group Ltd.	42,600	148,982
Beijing Enterprises Holdings Ltd.	20,500	133,008
BOC Hong Kong (Holdings) Ltd.	310,500	950,487
China Agri-Industries Holdings Ltd.	26,016	12,921
Dah Chong Hong Holdings Ltd.	70,000	59,941
Dah Sing Financial Holdings Ltd.	20,000	63,780
Guangdong Investment Ltd.	330,000	237,806
Power Assets Holdings Ltd.	221,000	1,736,191
Shanghai Industrial Holdings Ltd.	50,000	136,313
Sino Land Co. Ltd.	250,000	424,785
The Link REIT	490,500	2,148,676
Total Hong Kong common stocks		6,052,890
India—0.03%
Canara Bank Ltd.	5,785	37,927
Corporation Bank	7,377	53,828
Indian Overseas Bank	26,701	34,598
Karnataka Bank Ltd.	27,848	47,537
Total India common stocks		173,890
Indonesia—0.08%
PT Lippo Karawaci Tbk	4,417,500	414,415

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Ireland—0.23%
Aer Lingus Group PLC	74,836	$99,268
Elan Corp. PLC, ADR*	6,245	72,130
Grafton Group PLC	27,271	92,772
Seagate Technology PLC[1]	30,100	903,602
Total Ireland common stocks		1,167,772
Israel—0.02%
Israel Chemicals Ltd.	1,774	20,919
Orbotech Ltd.*	10,230	81,840
Total Israel common stocks		102,759
Italy—0.31%
Ansaldo STS SpA	7,924	60,659
Buzzi Unicem SpA	12,859	128,526
Eni SpA	8,969	184,756
Finmeccanica SpA*	34,337	125,263
Geox SpA	34,855	80,018
Intesa Sanpaolo SpA	101,197	127,090
Italcementi SpA	14,032	57,544
Maire Tecnimont SpA*	87,772	62,549
Saras SpA*	41,018	44,970
Snam SpA	109,725	441,235
UBI Banca SpA	24,982	72,012
UniCredit SpA*	44,959	151,180
Total Italy common stocks		1,535,802
Japan—3.86%
ACOM Co. Ltd.*	7,140	148,218
Aeon Delight Co. Ltd.	4,500	103,623
Aizawa Securities Co. Ltd.	15,700	30,152
Alpha Systems, Inc.	2,600	33,351
Amada Co. Ltd.	15,300	80,195
Aozora Bank Ltd.	5,000	11,449
Benesse Holdings, Inc.	2,815	132,618
Cawachi Ltd.	3,800	76,633
Central Japan Railway Co.	32	264,540
Chubu Electric Power Co., Inc.	6,000	64,059
Chubu Steel Plate Co. Ltd.	6,900	26,122
Daiichi Sankyo Co. Ltd.	11,900	196,001
DeNA Co. Ltd.	18,600	403,650
Don Quijote Co. Ltd.	1,900	63,361
Doshisha Co. Ltd.	2,500	72,315
DTS Corp.	6,800	87,628
Eisai Co. Ltd.	7,280	321,751
en-japan, inc.	43	43,991
Exedy Corp.	10,000	198,379
Fuji Media Holdings, Inc.	29	49,209
FUJIFILM Holdings Corp.	8,900	158,665
Gendai Agency, Inc.	31	36,285
Gree, Inc.	27,100	429,355
Hankyu Hanshin Holdings, Inc.	3,246	17,367
Hino Motors Ltd.	5,000	34,513
Hokuhoku Financial Group, Inc.	4,000	5,811
Hosiden Corp.	17,100	100,277
Idemitsu Kosan Co. Ltd.	10,900	912,278

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
IHI Corp.	11,000	$23,359
Inpex Corp.	35	194,918
Japan Digital Laboratory Co. Ltd.	5,200	57,308
Japan Petroleum Exploration Co. Ltd.	3,200	119,963
Japan Tobacco, Inc.	15,700	494,243
JX Holdings, Inc.	39,700	190,856
K's Holdings Corp.	6,750	220,181
Kakaku.com, Inc.	1,450	46,271
KDDI Corp.	164	1,129,441
Komatsu Ltd.	490	10,846
Komori Corp.	12,000	71,497
Konami Corp.	44,100	934,034
Meitec Corp.	5,100	109,315
Mimasu Semiconductor Industry Co. Ltd.	9,400	73,191
Miraial Co. Ltd.	4,700	68,217
Mitsubishi Corp.	453	8,952
Mitsubishi Electric Corp.	8,900	70,364
Mitsubishi Gas Chemical Co., Inc.	23,000	131,844
Mitsubishi Materials Corp.	6,000	16,528
Mitsubishi UFJ Financial Group, Inc.	84,000	403,452
Mitsui Fudosan Co. Ltd.	23,800	457,676
NAMCO BANDAI Holdings, Inc.	79,900	1,144,505
Next Co. Ltd.	14,300	65,153
Nichii Gakkan Co.	3,600	33,582
Nippon Express Co. Ltd.	19,000	77,315
Nippon Yusen Kabushiki Kaisha	2,258	4,989
Nishimatsuya Chain Co. Ltd.	11,300	96,130
Nissan Motor Co. Ltd.	13,600	127,684
Nitto Denko Corp.	2,600	111,599
NSD Co. Ltd.	12,000	104,997
Olympus Corp.*	500	9,374
Ono Pharmaceutical Co. Ltd.	2,500	157,525
OPT, Inc.	39	43,120
Osaka Gas Co. Ltd.	22,600	92,522
Pal Co. Ltd.	2,150	118,244
Pigeon Corp.	375	16,372
Point, Inc.	3,150	110,031
Pola Orbis Holdings, Inc.	4,900	159,633
Proto Corp.	2,500	79,537
Rakuten, Inc.	4,100	40,765
Rohm Co. Ltd.	3,200	114,430
Roland Corp.	9,900	76,560
SBI Holdings, Inc.	8,746	589,430
Secom Co. Ltd.	1,000	46,326
Sega Sammy Holdings, Inc.	58,250	1,241,213
Sekisui House Ltd.	170,000	1,620,663
Septeni Holdings Co. Ltd.	31	20,216
Seven & I Holdings Co. Ltd.	25,000	791,193
Shin-Etsu Polymer Co. Ltd.	17,200	73,116
Shinkawa Ltd.	15,400	72,809
Shinko Electric Industries Co. Ltd.	15,100	104,544
Shionogi & Co. Ltd.	16,700	237,785
Simplex Holdings, Inc.	239	88,969

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Stanley Electric Co. Ltd.	8,700	$128,485
Sumitomo Mitsui Financial Group, Inc.	6,400	201,446
Suzuken Co. Ltd.	400	14,340
T&D Holdings, Inc.	12,200	124,396
Taiyo Nippon Sanso Corp.	29,000	161,933
The Eighteenth Bank Ltd.	10,000	25,070
The Higashi-Nippon Bank Ltd.	10,000	21,817
The Oita Bank Ltd.	21,000	66,390
The Tochigi Bank Ltd.	17,000	54,549
The Yamanashi Chuo Bank Ltd.	13,000	54,499
Toei Animation Co. Ltd.	1,200	26,439
Tokai Rika Co. Ltd.	6,300	97,238
Tokyo Electron Ltd.	4,200	194,615
Tokyo Seimitsu Co. Ltd.	3,600	55,876
Toyoda Gosei Co. Ltd.	2,400	49,062
Toyota Boshoku Corp.	9,100	101,923
Toyota Tsusho Corp.	571	10,546
Tri-Stage, Inc.	4,400	41,107
Tsuruha Holdings, Inc.	800	51,809
Ushio, Inc.	9,400	118,258
Yahoo Japan Corp.	271	98,430
Yamada Denki Co. Ltd.	1,480	76,849
Yamaguchi Financial Group, Inc.	12,000	101,297
Yamato Kogyo Co. Ltd.	5,500	154,927
Yokogawa Electric Corp.	61,700	634,683
Zuken, Inc.	6,200	45,688
Total Japan common stocks		19,316,255
Jersey—0.30%
Petrofac Ltd.	32,755	760,698
Randgold Resources Ltd.	2,528	227,438
Shire PLC	17,012	489,949
Total Jersey common stocks		1,478,085
Luxembourg—0.01%
Adecoagro SA*	3,103	31,495
Malaysia—0.08%
UEM Land Holdings Bhd*	667,600	423,021
Marshall Islands—0.06%
Scorpio Tankers, Inc.*	52,715	316,817
Mauritius—0.02%
Golden Agri-Resources Ltd.	134,753	79,793
Netherlands—0.69%
ASML Holding N.V.	25,352	1,464,885
Delta Lloyd N.V.	7,292	94,428
European Aeronautic Defense and Space Co.	25,953	930,757
ING Groep N.V.*	32,260	210,824
Koninklijke Philips Electronics N.V.	12,417	272,266
LyondellBasell Industries N.V., Class A1	7,746	344,929

	Number of shares	Value
Common stocks—(continued)
Netherlands—(concluded)
TNT Express N.V.	708	$7,671
Wolters Kluwer N.V.	8,987	149,123
Total Netherlands common stocks		3,474,883
New Zealand—0.27%
Telecom Corp. of New Zealand Ltd.	621,475	1,332,525
Norway—0.25%
DNB ASA	89,899	945,131
Marine Harvest*	68,595	45,592
Storebrand ASA*	25,195	95,249
Telenor ASA	5,637	95,263
Yara International ASA	1,846	86,904
Total Norway common stocks		1,268,139
Papua New Guinea—0.18%
Oil Search Ltd.	124,044	900,896
Portugal—0.17%
Galp Energia, SGPS SA	62,595	842,764
Russia—1.28%
Gazprom, ADR	176,125	1,622,111
LUKOIL, ADR	26,201	1,472,496
Magnit OJSC[2]	15,158	490,968
Mining and Metallurgical Co. Norilsk Nickel, ADR	37,359	574,023
NovaTek OAO, GDR[2]	1,900	214,890
Rosneft Oil Co., GDR[2]	118,356	712,503
Sberbank of Russia, ADR	63,554	708,284
Uralkali, GDR[2]	9,896	412,465
VTB Bank OJSC, GDR[2]	63,939	209,081
Total Russia common stocks		6,416,821
Singapore—0.87%
Ascendas Real Estate Investment Trust (A-REIT)	1,155,000	2,101,078
First Resources Ltd.	18,859	28,683
Global Logistic Properties Ltd.	138,000	248,222
Hutchison Port Holdings Trust	138,000	104,507
StarHub Ltd.	423,000	1,301,397
Wilmar International Ltd.	220,841	573,662
Total Singapore common stocks		4,357,549
South Africa—0.02%
Raubex Group Ltd.	50,781	82,815
South Korea—0.61%
Daum Communications Corp.	2,406	233,998
GS Holdings Corp.	1,529	76,939
GS Home Shopping, Inc.	1,407	116,808
Hana Financial Group, Inc.	10,697	339,337
Hyundai Home Shopping Network Corp.	2,239	186,898
Hyundai Mobis	2,164	569,538
KB Financial Group, Inc.	6,200	196,699
KT Corp., ADR	8,980	127,965
KT&G Corp.	891	65,653

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
LIG Insurance Co. Ltd.	3,310	$64,069
Lotte Shopping Co. Ltd.	286	72,655
Samsung Electronics Co. Ltd.	589	676,361
SK Telecom Co. Ltd.	2,633	334,182
Total South Korea common stocks		3,061,102
Spain—0.21%
ACS, Actividades de Contruccion y Servicios SA	246	3,862
Almirall SA*	14,602	112,673
Grifols SA*	23,296	724,475
International Consolidated Airlines Group SA*	66,536	166,020
Repsol YPF SA	2,125	33,814
Total Spain common stocks		1,040,844
Sweden—0.38%
Elekta AB, B Shares	13,321	618,074
Lundin Petroleum AB*	33,150	699,507
Sandvik AB	580	8,025
Swedbank AB, A Shares	32,724	569,790
Total Sweden common stocks		1,895,396
Switzerland—0.97%
ABB Ltd.	530	9,218
ACE Ltd.	10,065	739,778
Adecco SA	5,772	252,674
Aryzta AG	41,539	2,060,932
Geberit AG	67	13,130
Lindt & Spruengli AG*	9	322,050
Micronas Semiconductor Holding AG	10,186	103,560
Roche Holding Genusschein AG	1,813	321,043
Swiss Re AG	2,772	174,016
Syngenta AG	2,471	841,421
Total Switzerland common stocks		4,837,822
Taiwan—0.02%
WPG Holdings Ltd.	117,000	123,299
United Kingdom—2.16%
AstraZeneca PLC	7,229	338,475
Aveva Group PLC	16,580	462,447
BAE Systems PLC	35,809	172,893
Barclays PLC	54,794	143,615
BP PLC	343,284	2,276,108
Burberry Group PLC	37,564	733,623
Croda International PLC	9,704	356,156
CSR PLC	17,821	87,418
easyJet PLC	9,383	82,368
Hays PLC	74,035	87,002
Home Retail Group PLC	72,577	87,810
ICAP PLC	15,138	75,481
Imperial Tobacco Group PLC	13,772	534,548
Lloyds Banking Group PLC*	1,434,562	675,469
Mothercare PLC	29,163	90,670

	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
National Grid PLC	15,804	$163,918
Paragon Group of Cos. PLC	27,199	75,418
Persimmon PLC	14,654	140,571
Redrow PLC*	37,125	72,363
Rolls-Royce Holdings PLC*	33,477	444,126
Royal Dutch Shell PLC, A Shares	14,082	478,175
Severn Trent PLC	5,725	154,644
SIG PLC	79,975	117,536
SSE PLC	5,296	108,809
Telecity Group PLC*	78,907	1,057,420
The Weir Group PLC	34,614	892,450
Thomas Cook Group PLC	143,081	37,507
Tullow Oil PLC	37,927	762,331
Vodafone Group PLC	35,590	101,682
Total United Kingdom common stocks		10,811,033
United States—18.79%
3M Co.	509	46,436
ACCO Brands Corp.*	112,600	953,722
Acuity Brands, Inc.	14,872	861,684
Advance Auto Parts, Inc.	13,520	948,428
AGCO Corp.*,1	20,362	892,670
Alleghany Corp.*	3,485	1,205,148
Altera Corp.	17,149	607,932
Altria Group, Inc.	18,312	658,683
American Capital Agency Corp.[1]	54,600	1,918,644
AmerisourceBergen Corp.[1]	17,100	678,870
Anadarko Petroleum Corp.	841	58,399
Apple, Inc.*	2,489	1,520,182
Arbitron, Inc.	44,750	1,569,382
Arthur J. Gallagher & Co.	9,372	332,519
Assurant, Inc.	3,300	119,493
AT&T, Inc.	44,901	1,702,646
AutoZone, Inc.*,1	4,900	1,838,627
Ball Corp.	1,882	78,216
Bank of America Corp.	10,057	73,818
Baxter International, Inc.	11,795	690,125
Beam, Inc.[1]	38,087	2,394,911
Bed, Bath & Beyond, Inc.*,1	16,700	1,017,865
Belden, Inc.	36,700	1,179,171
Best Buy Co., Inc.	35,500	642,195
BorgWarner, Inc.*	12,620	846,802
Calpine Corp.*	53,853	920,348
Cardinal Health, Inc.	100	4,309
Carlisle Cos., Inc.	32,700	1,651,023
Caterpillar, Inc.	595	50,105
Celgene Corp.*	8,715	596,629
CF Industries Holdings, Inc.	179	35,041
Chevron Corp.	1,203	131,825
Cisco Systems, Inc.[1]	97,300	1,551,935
Citigroup, Inc.	40,834	1,107,826
Coach, Inc.[1]	20,300	1,001,399
ConAgra Foods, Inc.[1]	50,500	1,246,845
ConocoPhillips[1]	7,000	381,080

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
CSX Corp.	1,754	$40,237
Deere & Co.	470	36,105
Deltic Timber Corp.	6,099	376,979
Diebold, Inc.	8,850	286,297
Dr. Pepper Snapple Group, Inc.	18,998	865,929
eBay, Inc.*	18,989	841,213
Emerson Electric Co.	710	33,917
Energizer Holdings, Inc.*,1	22,300	1,734,271
Engility Holdings, Inc.*	37	538
EOG Resources, Inc.	2,701	264,725
Equinix, Inc.*	3,294	586,925
Express Scripts Holding Co.*	15,336	888,568
Exxon Mobil Corp.	6,066	526,832
F5 Networks, Inc.*,1	7,800	728,364
Facebook, Inc., Class A*	2,630	57,097
Fiserv, Inc.*	23,110	1,620,704
GameStop Corp., Class A1	57,100	914,742
GATX Corp.	28,078	1,181,241
General Electric Co.	2,674	55,485
General Motors Co.*,1	50,900	1,003,239
Graphic Packaging Holding Co.*	8,200	45,920
Hanesbrands Inc*	8,451	253,699
Honeywell International, Inc.	910	52,825
Humana, Inc.[1]	19,000	1,170,400
Ingredion, Inc.	1,367	70,975
Intel Corp.[1]	68,100	1,750,170
J.B. Hunt Transport Services, Inc.	16,945	932,314
JPMorgan Chase & Co.	47,981	1,727,316
Kinder Morgan Management LLC*	1,971	151,090
Kinder Morgan, Inc.	3,071	109,972
KLA-Tencor Corp.[1]	30,200	1,537,482
Kohl's Corp.[1]	33,400	1,660,648
Kraft Foods, Inc., Class A	25,721	1,021,381
L-3 Communications Holdings, Inc.	221	15,667
Liberty Global, Inc., Series C*	29,490	1,469,782
Lockheed Martin Corp.	268	23,924
Lorillard, Inc.[1]	12,000	1,543,680
Lowe's Cos., Inc.	15,347	389,353
Marathon Oil Corp.[1]	47,700	1,262,619
MasterCard, Inc., Class A	1,878	819,878
Mattel, Inc.	78,330	2,754,866
Maxim Integrated Products, Inc.	56,420	1,536,317
Medicis Pharmaceutical Corp., Class A	16,301	536,629
MetLife, Inc.[1]	43,400	1,335,418
Micron Technology, Inc.*	87,158	541,251
Microsoft Corp.	10,800	318,276
Monsanto Co.	2,002	171,411
National-Oilwell Varco, Inc.	11,601	838,752
New York Community Bancorp, Inc.[1]	130,600	1,695,188
NextEra Energy, Inc.	2,230	158,107
NII Holdings, Inc.*	4,743	32,015
Nordstrom, Inc.[1]	5,400	292,356
Occidental Petroleum Corp.	8,692	756,465

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
ON Semiconductor Corp.*	101,518	$704,535
Pall Corp.	16,634	888,422
Penn National Gaming, Inc.*	16,557	644,398
Pfizer, Inc.	26,967	648,287
PG&E Corp.	2,650	122,324
Philip Morris International, Inc.	6,813	622,981
Phillips 66[1]	6,400	240,640
Polycom, Inc.*	41,442	362,203
Post Holdings, Inc.*	14,300	423,280
priceline.com, Inc.*	900	595,566
R.R. Donnelley & Sons Co.[1]	32,600	395,112
Ralcorp Holdings, Inc.*	11,600	692,172
Raytheon Co.	722	40,057
Safeway, Inc.[1]	74,300	1,155,365
SEACOR Holdings, Inc.*	7,010	595,499
Sears Holdings Corp.*,1	14,400	712,656
Silgan Holdings, Inc.	2,500	103,025
Smithfield Foods, Inc.*	387	7,159
Sohu.com, Inc.*	3,014	105,641
Sprint Nextel Corp.*	107,986	470,819
Starbucks Corp.	14,649	663,307
Stryker Corp.	10,435	542,933
The Boeing Co.	513	37,916
The Estee Lauder Cos., Inc., Class A	10,394	544,438
The Goldman Sachs Group, Inc.	2,490	251,241
The Home Depot, Inc.	18,492	964,913
The Mosaic Co.	3,510	203,966
The Walt Disney Co.	23,177	1,138,918
Time Warner Cable, Inc.	7,775	660,331
Titan International, Inc.	355	7,338
Trimble Navigation Ltd.*	162	7,170
Tyson Foods, Inc., Class A1	85,900	1,289,359
UGI Corp.	4,570	140,070
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	14,800	1,256,224
Union Pacific Corp.	629	77,122
United Parcel Service, Inc., Class B	587	44,383
United Technologies Corp.	614	45,706
US Bancorp	19,874	665,779
Viacom, Inc., Class B1	27,500	1,284,525
Virgin Media, Inc.	22,583	618,323
Walter Energy, Inc.	6,353	217,908
Websense, Inc.*	11,100	166,611
Wells Fargo & Co.	72,111	2,438,073
Western Union Co.	12,542	218,607
Weyerhaeuser Co.	958	22,369
Whiting Petroleum Corp.*	2,837	114,615
Wisconsin Energy Corp.	3,190	129,961
Zep, Inc.	12,200	186,172
Total United States common stocks		94,002,906
Total common stocks (cost—$199,116,060)		199,391,869

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of shares		Value
Preferred stocks—0.19%
Brazil—0.02%
Companhia Paranaense de Energia		4,700	$96,514
Colombia—0.00%
Inversiones Argos SA		2,111	20,261
Germany—0.17%
Henkel AG & Co. KGaA		11,943	857,643
Total preferred stocks (cost—$862,040)			974,418
Investment companies—0.33%
United States—0.33%
Financial Select Sector SPDR Fund		51,054	748,452
Health Care Select Sector SPDR Fund		17,278	663,302
iShares Nasdaq Biotechnology Index Fund		1,733	231,893
Total investment companies (cost—$1,563,232)			1,643,647
	Face amount[3]
US government obligations—9.10%
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28		2,660,298	3,440,098
2.000%, due 01/15/26		720,232	942,660
2.125%, due 02/15/40		2,038,365	3,045,764
2.125%, due 02/15/41		816,488	1,229,452
2.375%, due 01/15/25		2,293,390	3,090,880
2.375%, due 01/15/27		797,741	1,100,197
3.375%, due 04/15/32		388,434	648,381
3.875%, due 04/15/29		3,070,030	5,114,237
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/16		2,351,030	2,469,867
0.500%, due 04/15/15		3,049,998	3,191,298
0.625%, due 04/15/13		2,294,266	2,305,738
1.250%, due 07/15/20		4,669,476	5,500,499
1.375%, due 07/15/18		6,664,322	7,710,308
1.625%, due 01/15/15		1,044,733	1,117,539
1.875%, due 07/15/13		212,724	218,541
1.875%, due 07/15/15		1,294,979	1,420,430
2.000%, due 01/15/14		223,886	233,506
2.375%, due 01/15/17		2,373,849	2,761,826
Total US government obligations (cost—$42,436,136)			45,541,221
Corporate notes—6.85%
Australia—0.05%
Australia & New Zealand Banking Group Ltd. 3.750%, due 03/10/17	EUR	80,000	107,862
Santos Finance Ltd. 8.250%, due 09/22/70[4]	EUR	100,000	121,197
Total Australia corporate notes			229,059

	Face amount[3]		Value
Corporate notes—(continued)
Cayman Islands—0.09%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16	EUR	150,000	$207,648
IPIC GMTN Ltd. 4.875%, due 05/14/16[2]	EUR	100,000	134,729
Thames Water Utilities Ltd. 3.250%, due 11/09/16	EUR	100,000	133,444
Total Cayman Islands corporate notes			475,821
Czech Republic—0.06%
CEZ AS 4.500%, due 06/29/20	EUR	200,000	284,190
Denmark—0.24%
AP Moeller - Maersk A/S 4.875%, due 10/30/14	EUR	120,000	157,952
Carlsberg Breweries A/S 6.000%, due 05/28/14	EUR	100,000	134,260
Danske Bank A/S 4.100%, due 03/16/18[4]	EUR	60,000	70,133
4.750%, due 06/04/14	EUR	200,000	258,620
Dong Energy A/S 4.875%, due 05/07/14	EUR	160,000	210,628
7.750%, due 06/01/3010[4]	EUR	75,000	100,354
TDC A/S 4.375%, due 02/23/18[2]	EUR	200,000	276,417
Total Denmark corporate notes			1,208,364
Finland—0.03%
Teollisuuden Voima OYJ 4.625%, due 02/04/19[2]	EUR	100,000	135,953
France—1.58%
Aeroports de Paris 3.875%, due 02/15/22	EUR	100,000	136,332
Alstom SA 4.000%, due 09/23/14	EUR	200,000	259,523
Areva SA 3.875%, due 09/23/16	EUR	200,000	253,663
ASF 7.375%, due 03/20/19	EUR	150,000	241,339
AXA SA 5.250%, due 04/16/40[4]	EUR	200,000	206,205
Banque PSA Finance SA 6.000%, due 07/16/14[2]	EUR	100,000	124,297
BNP Paribas SA 3.000%, due 02/24/17	EUR	150,000	192,851
4.730%, due 04/12/16[4,5]	EUR	100,000	93,510
Bouygues SA 3.641%, due 10/29/19	EUR	100,000	131,870
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	350,000	470,478
Cie de St. Gobain 4.500%, due 09/30/19[2]	EUR	140,000	191,683

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Face amount[3]		Value
Corporate notes—(continued)
France—(concluded)
Cie Financiere et Industrielle des Autoroutes 5.000%, due 05/24/21	EUR	100,000	$143,748
CNP Assurances 6.875%, due 09/30/41[4]	EUR	100,000	92,920
Credit Agricole SA 3.000%, due 07/20/15	EUR	100,000	126,869
3.875%, due 02/13/19	EUR	200,000	256,566
3.900%, due 04/19/21	EUR	50,000	51,584
Electricite de France 3.875%, due 01/18/22	EUR	100,000	135,786
6.250%, due 01/25/21	EUR	300,000	474,747
Eutelsat SA 5.000%, due 01/14/19[2]	EUR	200,000	282,099
France Telecom SA 8.125%, due 01/28/33		100,000	190,276
GDF Suez 3.500%, due 10/18/22	EUR	100,000	134,380
6.875%, due 01/24/19	EUR	100,000	159,250
Lafarge SA 8.875%, due 05/27/14[2,6]	EUR	120,000	162,419
Lagardere SCA 4.875%, due 10/06/14	EUR	100,000	126,872
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	200,000	272,514
PPR 3.750%, due 04/08/15	EUR	394,000	517,928
RCI Banque SA 3.250%, due 01/17/14[2]	EUR	180,000	224,051
4.000%, due 01/25/16[2]	EUR	50,000	62,368
4.000%, due 12/02/13[2]	EUR	140,000	175,774
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	128,268
Societe Generale SA 2.500%, due 01/15/14[2]		160,000	158,720
3.750%, due 08/21/14	EUR	150,000	192,230
4.750%, due 03/02/21	EUR	200,000	266,863
9.375%, due 09/12/15[4,5]	EUR	100,000	118,364
Suez Environnement Co. 4.125%, due 06/24/22	EUR	50,000	70,180
Unibail-Rodamco SE 3.375%, due 03/11/15	EUR	180,000	233,077
Valeo SA 5.750%, due 01/19/17	EUR	100,000	135,474
Veolia Environnement SA 4.625%, due 03/30/27	EUR	100,000	136,003
Vinci SA 3.375%, due 03/30/20[2]	EUR	200,000	260,579
Vivendi SA 4.250%, due 12/01/16	EUR	50,000	65,819
4.750%, due 07/13/21	EUR	200,000	265,522
Total France corporate notes			7,923,001

	Face amount[3]		Value
Corporate notes—(continued)
Germany—0.13%
Evonik Industries AG 7.000%, due 10/14/14[2]	EUR	100,000	$137,457
RWE AG 4.625%, due 09/28/15[4,5]	EUR	75,000	90,866
Thyssenkrupp AG 8.000%, due 06/18/14	EUR	220,000	298,922
Volkswagen Leasing GmbH 2.750%, due 07/13/15	EUR	100,000	129,035
Total Germany corporate notes			656,280
Ireland—0.25%
Bord Gais Eireann 5.750%, due 06/16/14	EUR	50,000	63,585
FGA Capital Ireland PLC 4.000%, due 03/28/13[2]	EUR	100,000	123,467
5.250%, due 02/28/14	EUR	100,000	124,307
GE Capital European Funding 2.000%, due 02/27/15[2]	EUR	34,000	42,750
3.750%, due 04/04/16	EUR	350,000	464,351
4.750%, due 07/30/14	EUR	26,000	34,275
5.250%, due 05/18/15	EUR	150,000	203,680
6.000%, due 01/15/19	EUR	50,000	74,459
LeasePlan Finance N.V. 3.750%, due 03/18/13	EUR	60,000	74,689
The Governor & Co. of the Bank of Ireland 4.625%, due 04/08/13	EUR	20,000	23,991
Total Ireland corporate notes			1,229,554
Italy—0.37%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24	EUR	50,000	57,254
Banco Popolare SC 4.000%, due 04/06/13	EUR	200,000	243,258
Enel SpA 5.250%, due 01/14/15	EUR	460,000	591,114
ENI SpA 3.500%, due 01/29/18	EUR	50,000	63,062
Intesa Sanpaolo SpA 3.375%, due 01/19/15	EUR	200,000	237,511
5.000%, due 02/28/17[2]	EUR	100,000	119,690
5.750%, due 05/28/18[4]	EUR	150,000	157,359
Telecom Italia Capital SA 5.250%, due 11/15/13		120,000	122,400
UniCredit SpA 4.250%, due 07/31/18[2]	EUR	100,000	123,076
4.875%, due 03/07/17	EUR	100,000	117,895
Total Italy corporate notes			1,832,619
Jersey—0.11%
ASIF III Jersey Ltd. 4.750%, due 09/11/13	EUR	150,000	189,812
BAA Funding Ltd. 4.125%, due 10/12/16	EUR	50,000	66,928
4.375%, due 01/25/17	EUR	100,000	135,414

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Face amount[3]		Value
Corporate notes—(continued)
Jersey—(concluded)
HSBC Capital Funding LP 5.130%, due 03/29/16[4,5]	EUR	120,000	$136,574
Total Jersey corporate notes			528,728
Luxembourg—0.13%
ArcelorMittal 8.250%, due 06/03/13	EUR	125,000	161,621
Fiat Industrial Finance Europe SA 6.250%, due 03/09/18[2]	EUR	100,000	126,116
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15		100,000	138,420
Talanx Finanz Luxembourg SA 8.367%, due 06/15/42[2,4]	EUR	100,000	126,116
Wind Acquisition Finance SA 7.375%, due 02/15/18[2]	EUR	100,000	107,968
Total Luxembourg corporate notes			660,241
Mexico—0.05%
America Movil SAB de C.V. 4.125%, due 10/25/19	EUR	200,000	277,219
Netherlands—1.01%
ABB Finance BV 2.625%, due 03/26/19[2]	EUR	150,000	193,550
ABN Amro Bank N.V. 3.625%, due 10/06/17	EUR	150,000	196,184
4.250%, due 04/11/16	EUR	300,000	401,501
6.375%, due 04/27/21[2]	EUR	100,000	123,802
Allianz Finance II BV 4.750%, due 07/22/19	EUR	50,000	70,946
BMW Finance N.V. 4.000%, due 09/17/14	EUR	200,000	263,639
Conti-Gummi Finance BV 7.500%, due 09/15/17[2]	EUR	100,000	132,576
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, due 05/05/16	EUR	75,000	101,431
CRH Finance BV 5.000%, due 01/25/19	EUR	100,000	138,395
7.375%, due 05/28/14	EUR	100,000	136,005
Deutsche Bahn Finance BV 4.750%, due 03/14/18	EUR	52,000	75,051
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	200,000	293,725
E.ON International Finance BV 5.250%, due 09/08/15	EUR	40,000	55,698
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5]	EUR	100,000	108,275
Elsevier Finance (ELM BV) 6.500%, due 04/02/13	EUR	50,000	63,812
Achmea BV 7.375%, due 06/16/14	EUR	100,000	135,223
Heineken N.V. 2.500%, due 03/19/19[2]	EUR	40,000	51,223

	Face amount[3]		Value
Corporate notes—(continued)
Netherlands—(concluded)
ING Bank N.V. 3.375%, due 03/03/15	EUR	120,000	$153,823
4.000%, due 12/23/16[2]	EUR	150,000	197,831
4.625%, due 03/15/19[4]	EUR	120,000	138,383
KBC IFIMA N.V. 3.875%, due 03/31/15[2]	EUR	180,000	226,556
4.375%, due 10/26/15[2]	EUR	100,000	127,146
Koninklijke KPN N.V. 4.250%, due 03/01/22[2]	EUR	100,000	132,251
4.750%, due 01/17/17	EUR	120,000	165,208
LeasePlan Corp. N.V. 3.875%, due 09/16/15[2]	EUR	100,000	127,969
Linde Finance BV 7.375%, due 07/14/66[4]	EUR	120,000	169,224
Metro Finance BV 9.375%, due 11/28/13	EUR	50,000	68,259
OI European Group BV 6.750%, due 09/15/20[2]	EUR	100,000	132,883
Rabobank Nederland 3.500%, due 10/17/18	EUR	96,000	126,863
Repsol International Finance BV 4.250%, due 02/12/16[2]	EUR	100,000	121,783
RWE Finance BV 4.625%, due 07/23/14	EUR	200,000	264,341
SNS Bank N.V. 3.625%, due 07/18/13	EUR	10,000	12,328
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	55,220
Volkswagen International Finance NV 2.125%, due 01/19/15[2]	EUR	98,000	124,084
Ziggo Bond Co. 8.000%, due 05/15/18[2]	EUR	120,000	160,936
Total Netherlands corporate notes			5,046,124
New Zealand—0.03%
Westpac Securities NZ Ltd. 3.875%, due 03/20/17	EUR	100,000	134,418
Norway—0.03%
DnB NOR Bank ASA 4.375%, due 02/24/21[2]	EUR	110,000	152,358
Spain—0.33%
Amadeus Capital Markets SA 4.875%, due 07/15/16	EUR	100,000	129,084
Banco Bilbao Vizcaya Argentaria SA 4.250%, due 03/30/15	EUR	200,000	241,370
BBVA Senior Finance SAU 3.250%, due 04/23/15	EUR	100,000	116,071
Gas Natural Capital Markets SA 4.125%, due 01/26/18	EUR	200,000	220,395
Iberdrola Finanzas SAU 4.750%, due 01/25/16	EUR	200,000	240,225
4.875%, due 03/04/14	EUR	100,000	124,517

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Face amount[3]		Value
Corporate notes—(continued)
Spain—(concluded)
Santander International Debt SAU 3.500%, due 08/12/14	EUR	200,000	$237,312
Telefonica Emisiones SAU 4.797%, due 02/21/18	EUR	200,000	231,930
5.580%, due 06/12/13	EUR	100,000	124,642
Total Spain corporate notes			1,665,546
Sweden—0.26%
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	120,942
4.000%, due 06/29/20	EUR	100,000	137,443
6.250%, due 09/10/18[4]	EUR	200,000	254,713
Skandinaviska Enskilda Banken AB 2.500%, due 09/01/15[2]	EUR	100,000	127,440
Svenska Handelsbanken AB 4.375%, due 10/20/21[2]	EUR	200,000	285,379
TeliaSonera AB 3.625%, due 02/14/24[2]	EUR	100,000	134,072
3.875%, due 10/01/25	EUR	100,000	137,482
Volvo Treasury AB 9.875%, due 02/27/14	EUR	60,000	83,923
Total Sweden corporate notes			1,281,394
Switzerland—0.04%
Credit Suisse London 4.750%, due 08/05/19	EUR	160,000	227,337
United Kingdom—1.13%
Aviva PLC 5.250%, due 10/02/23[4]	EUR	100,000	121,194
5.700%, due 09/29/15[4,5]	EUR	70,000	68,472
Barclays Bank PLC 5.250%, due 05/27/14[2]	EUR	175,000	230,099
6.625%, due 03/30/22[2]	EUR	120,000	145,628
BAT International Finance PLC 3.625%, due 11/09/21[2]	EUR	200,000	273,592
BG Energy Capital PLC 3.000%, due 11/16/18[2]	EUR	100,000	132,858
BP Capital Markets PLC 2.177%, due 02/16/16[2]	EUR	151,000	192,984
Brambles Finance PLC 4.625%, due 04/20/18	EUR	200,000	278,450
British Telecommunications PLC 6.125%, due 07/11/14	EUR	100,000	134,763
Experian Finance PLC 4.750%, due 02/04/20	EUR	100,000	146,376
Hammerson PLC 4.875%, due 06/19/15	EUR	200,000	266,413
HSBC Bank PLC 3.125%, due 11/15/17	EUR	150,000	198,754
3.875%, due 10/24/18[2]	EUR	100,000	137,904
HSBC Holdings PLC 6.000%, due 06/10/19	EUR	130,000	178,484
Imperial Tobacco Finance PLC 4.500%, due 07/05/18	EUR	250,000	347,497
7.250%, due 09/15/14	EUR	150,000	207,889

	Face amount[3]		Value
Corporate notes—(continued)
United Kingdom—(concluded)
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19	EUR	100,000	$150,970
Legal & General Group PLC 4.000%, due 06/08/25[4]	EUR	100,000	114,427
Lloyds TSB Bank PLC 6.250%, due 04/15/14	EUR	320,000	424,601
6.500%, due 03/24/20	EUR	140,000	162,593
Mondi Finance Ltd. 5.750%, due 04/03/17	EUR	60,000	82,881
National Grid PLC 6.500%, due 04/22/14	EUR	200,000	269,699
Nationwide Building Society 3.125%, due 04/03/17	EUR	100,000	127,312
3.750%, due 01/20/15	EUR	50,000	64,394
6.750%, due 07/22/20	EUR	120,000	147,407
Rexam PLC 4.375%, due 03/15/13	EUR	110,000	137,605
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	370,000	492,865
6.000%, due 05/10/13	EUR	180,000	224,406
SABMiller PLC 4.500%, due 01/20/15	EUR	100,000	133,375
United Utilities Water PLC 4.250%, due 01/24/20	EUR	50,000	70,777
Total United Kingdom corporate notes			5,664,669
United States—0.93%
Bank of America Corp. 4.750%, due 04/03/17[2]	EUR	200,000	265,241
5.125%, due 09/26/14	EUR	300,000	390,898
Citigroup, Inc. 0.900%, due 05/31/17[4]	EUR	180,000	182,825
4.000%, due 11/26/15	EUR	350,000	453,788
7.375%, due 06/16/14	EUR	230,000	310,206
GE Capital Trust II 5.500%, due 09/15/67[2,4]	EUR	100,000	115,042
GE Capital Trust IV 4.625%, due 09/15/66[2,4]	EUR	50,000	56,101
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	130,004
JP Morgan Chase & Co. 6.125%, due 04/01/14	EUR	400,000	531,848
JP Morgan Chase Bank N.A. 0.920%, due 05/31/17[4]	EUR	200,000	223,933
Kraft Foods, Inc. 6.250%, due 03/20/15	EUR	100,000	139,094
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	100,000	116,273
4.875%, due 05/30/14	EUR	100,000	128,308
MetLife Global Funding I 4.625%, due 05/16/17	EUR	100,000	136,466
Morgan Stanley 4.000%, due 11/17/15	EUR	405,000	505,243
4.500%, due 02/23/16	EUR	50,000	62,625

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Face amount[3]		Value
Corporate notes—(concluded)
United States—(concluded)
Pemex Project Funding Master Trust 6.375%, due 08/05/16[2]	EUR	160,000	$224,655
SLM Corp. 3.125%, due 09/17/12	EUR	50,000	61,212
Swiss Re Treasury (US) 7.000%, due 05/19/14	EUR	100,000	135,775
The Procter & Gamble Co. 4.875%, due 05/11/27	EUR	75,000	117,680
Wachovia Corp. 4.375%, due 11/27/18	EUR	50,000	65,563
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	96,571
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[4]	EUR	160,000	200,934
Total United States corporate notes			4,650,285
Total corporate notes (cost—$35,566,468)			34,263,160
Non-US government obligations—3.27%
Australia—0.01%
Australia Index Linked Government Bond 3.000%, due 09/20/25	AUD	23,000	33,853
Canada—0.09%
Canadian Government Bond 4.000%, due 12/01/31	CAD	275,253	478,900
Germany—0.55%
Bundesrepublik Deutschland 1.750%, due 07/04/22	EUR	550,000	705,413
2.000%, due 01/04/22	EUR	320,000	421,612
3.250%, due 07/04/21	EUR	750,000	1,090,657
Bundesrepublik Deutschland, Series 09 3.250%, due 01/04/20	EUR	250,000	360,928
Series 98 4.750%, due 07/04/28	EUR	100,000	171,985
Total Germany			2,750,595
Mexico—2.37%
Mexican Bonos 6.500%, due 06/10/21	MXN	35,200,000	2,912,775
7.500%, due 06/03/27	MXN	34,000,000	3,010,730
8.500%, due 05/31/29	MXN	31,300,000	3,000,573
10.000%, due 12/05/24	MXN	27,300,000	2,923,302
Total Mexico			11,847,380
Sweden—0.03%
Sweden Government Bond 0.250%, due 06/01/22	SEK	1,012,720	156,152
United Kingdom—0.22%
United Kingdom Gilt ILB 1.250%, due 11/22/32	GBP	61,401	121,288

	Face amount[3]		Value
Non-US government obligations—(concluded)
United Kingdom—(concluded)
1.875%, due 11/22/22	GBP	495,041	$988,739
Total United Kingdom			1,110,027
Total non-US government obligations (cost—$16,030,312)			16,376,907
Short-term corporate obligations—4.20%
Deutsche Bank AG 0.250%, due 09/24/12		7,000,000	7,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.380%, due 10/24/12		7,000,000	7,000,000
Nationwide Building Society 0.720%, due 01/24/13		7,000,000	7,000,000
Total short-term corporate obligations (cost—$21,000,000)			21,000,000
Time deposits—6.47%
Barclays Bank PLC 0.100%, due 08/01/12		3,882,991	3,882,991
BNP Paribas 0.130%, due 08/01/12		4,950,345	4,950,345
Calyon 0.220%, due 08/01/12		5,002,238	5,002,238
ING Bank N.V. 0.100%, due 08/01/12		9,001,718	9,001,718
Rabobank Nederland N.V. 0.100%, due 08/01/12		4,508,360	4,508,360
Societe Generale, Cayman Islands 0.150%, due 08/01/12		5,000,487	5,000,487
Total time deposits (cost—$32,346,139)			32,346,139
Short-term US government obligations[7]—18.29%
US Treasury Bills 0.093%, due 08/16/12		31,150,000	31,149,533
0.086%, due 09/20/12[1]		8,000,000	7,999,224
0.130%, due 12/06/12[1]		52,353,000	52,330,854
Total short-term US government obligations (cost—$91,459,570)			91,479,611
Repurchase agreement—10.62%
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $23,296,326 Federal National Mortgage Associaton obligations, 0.740% due 06/04/15 and $30,545,394 US Treasury Notes, 0.125% to 2.375% due 12/31/13 to 02/28/15; (value—$54,194,036); proceeds: $53,131,015 (cost—$53,131,000)		53,131,000	53,131,000

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Number of contracts/ Notional amount		Value
Options and swaptions purchased—1.07%
Call options & swaptions purchased—0.84%
CBOE SPX Volatility Index, strike @ 26, expires 10/17/12		535	$135,355
CBOE SPX Volatility Index, strike @ 29, expires 09/19/12		1,250	156,250
Kospi 200 Index, strike @ 240, expires 03/14/13	KRW	2,902,681	56,551
Kospi 200 Index, strike @ 252, expires 06/12/14	KRW	40,975,161	1,026,279
Kospi 200 Index, strike @ 273, expires 03/14/13	KRW	73,405,452	446,575
S&P 500 Index, strike @ 1,320, expires 09/22/12		16	108,480
S&P 500 Index, strike @ 1,325, expires 09/22/12		16	112,080
S&P 500 Index, strike @ 1,335, expires 09/22/12		9	55,800
S&P 500 Index, strike @ 1,365, expires 09/22/12		12	45,120
S&P 500 Index, strike @ 1,575, expires 12/22/12		124	25,420
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15	USD	9,000,000	405,009
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	USD	1,000,000	40,574
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14	USD	1,250,000	22,628
USD Call/JPY Put, strike @ JPY 94, expires 08/15/13	USD	11,700,000	44,979
6 Month EURIBOR Interest Rate Swap, strike @ 1.500%, expires 07/21/14 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 07/23/19[8]	EUR	24,000,000	468,466
6 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 01/19/15 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 01/21/20[8]	EUR	1,880,000	110,971
6 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 02/09/15 (counterparty: Barclays Bank PLC; receive floating rate); underlying swap terminates 02/11/20[8]	EUR	16,300,000	951,518
Total call options & swaptions purchased			4,212,055

	Number of contracts/ Notional amount		Value
Options and swaptions purchased—(concluded)
Put options & swaptions purchased—0.23%
Apple Inc, strike @ 555, expires 01/19/13[9]		30	$81,900
Apple Inc, strike @ 560, expires 01/19/13[9]		10	29,000
CBOE SPX Volatility Index, strike @ 20, expires 09/19/12		535	97,905
CBOE SPX Volatility Index, strike @ 23, expires 08/22/12		830	356,900
S&P 500 Index, strike @ 850, expires 12/22/12		448	98,560
S&P 500 Index, strike @ 925, expires 09/22/12		872	30,520
S&P 500 Index, strike @ 1,000, expires 08/18/12		2,653	13,265
S&P 500 Index, strike @ 1,000, expires 09/22/12		124	6,200
S&P 500 Index, strike @ 1,050, expires 08/18/12		312	1,560
S&P 500 Index, strike @ 1,100, expires 09/22/12		62	9,610
S&P 500 Index, strike @ 1,325, expires 09/22/12		108	205,200
S&P 500 Index, strike @ 1,340, expires 09/22/12		16	36,000
S&P 500 Index, strike @ 1,350, expires 09/22/12		46	123,510
USD Put/JPY Call, strike @ JPY 71, expires 05/16/14	USD	1,250,000	33,857
Total put options & swaptions purchased			1,123,987
Total options and swaptions purchased (cost—$7,525,168)			5,336,042
Total investments before investments sold short (cost—$501,036,125)—100.25%			501,484,014
	Shares
Investments sold short—(4.22)%
Common stocks—(4.22)%
Canada—(0.41)%
Athabasca Oil Corp.		(56,600)	(693,637)
Cameco Corp.		(7,400)	(154,959)
Ivanhoe Mines Ltd.		(700)	(5,898)
MEG Energy Corp.		(23,500)	(956,075)
Niko Resources Ltd.		(12,800)	(219,662)
Total Canada common stocks			(2,030,231)
Finland—(0.39)%
Sampo Oyj, A Shares		(74,141)	(1,957,676)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

	Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
France—(0.31)%
Atos Origin SA	(8,255)	$(463,542)
Electricite de France SA	(12,593)	(260,170)
Groupe Eurotunnel SA	(116,692)	(827,591)
SCOR SE	(870)	(20,592)
Total France common stocks		(1,571,895)
Germany—(0.07)%
Fraport AG Frankfurt Airport Services Worldwide	(3,902)	(221,041)
Kabel Deutschland Holding AG	(2,367)	(148,284)
Total Germany common stocks		(369,325)
Italy—(0.31)%
Assicurazioni Generali SpA	(83,632)	(1,045,147)
Mediobanca SpA	(143,416)	(490,646)
Total Italy common stocks		(1,535,793)
Japan—(0.13)%
FANUC Corp.	(900)	(139,464)
Hokkaido Electric Power Co.	(35,900)	(329,445)
Senshu Ikeda Holdings, Inc.	(31,960)	(163,777)
Total Japan common stocks		(632,686)
Netherlands—(0.32)%
Koninklijke Boskalis Westminster N.V.	(6,002)	(194,775)
Koninklijke Philips Electronics N.V.	(62,888)	(1,378,935)
Total Netherlands common stocks		(1,573,710)
Norway—(0.11)%
Orkla ASA	(79,758)	(569,143)
Portugal—(0.10)%
Banco Espirito Santo SA (BES)	(854,314)	(522,727)
Spain—(0.43)%
Ferrovial SA	(138,215)	(1,496,802)
Iberdrola SA	(112,151)	(404,272)
Telefonica SA	(23,603)	(267,884)
Total Spain common stocks		(2,168,958)

	Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Sweden—(0.06)%
Investor AB, B Shares	(14,125)	$(293,381)
Switzerland—(0.21)%
Noble Corp.	(28,500)	(1,054,500)
United Kingdom—(0.46)%
Admiral Group PLC	(26,240)	(446,868)
Cairn Energy PLC	(332)	(1,486)
Lonmin PLC	(32,797)	(356,711)
Meggitt PLC	(76,014)	(454,612)
Rowan Co. PLC, Class A	(29,200)	(1,025,796)
Total United Kingdom common stocks		(2,285,473)
United States—(0.91)%
Alpha Natural Resources, Inc.	(49,300)	(345,593)
CIT Group, Inc.	(20,100)	(734,052)
Cobalt International Energy, Inc.	(17,700)	(444,270)
Level 3 Communications, Inc.	(35,900)	(691,793)
NII Holdings, Inc.	(52,500)	(354,375)
Range Resources Corp.	(16,400)	(1,026,640)
Vertex Pharmaceuticals, Inc.	(11,000)	(533,610)
Walter Energy, Inc.	(12,600)	(432,180)
Total United States common stocks		(4,562,513)
Total investments sold short (proceeds—$23,655,024)— (4.22)%		(21,128,011)
Other assets in excess of liabilities—3.97%		19,869,799
Net assets—100.00%		$500,225,802

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 217.

Aggregate cost for federal income tax purposes before investments sold short was $503,735,086; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$16,397,423
Gross unrealized depreciation	(18,648,495)
Net unrealized depreciation	$(2,251,072)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
30	Apple Inc., strike @ 555[9]	01/19/13	$211,848	$(239,475)	$(27,627)
10	Apple Inc., strike @ 560[9]	01/19/13	68,066	(76,550)	(8,484)
16	S&P 500 Index, strike @ 1,340	09/22/12	65,366	(98,608)	(33,242)
46	S&P 500 Index, strike @ 1,350	09/22/12	156,304	(223,928)	(67,624)
25	S&P 500 Index, strike @ 1,420	08/18/12	1,448	(10,000)	(8,552)
75	S&P 500 Index, strike @ 1,425	08/18/12	7,343	(24,000)	(16,657)
200	S&P 500 Index, strike @ 1,430	08/18/12	26,371	(51,000)	(24,629)
137	S&P 500 Index, strike @ 1,440	08/18/12	13,543	(21,920)	(8,377)
27	S&P 500 Index, strike @ 1,450	08/18/12	2,643	(2,835)	(192)
75	S&P 500 Index, strike @ 1,460	08/18/12	7,343	(5,625)	1,718
50	S&P 500 Index, strike @ 1,470	08/18/12	4,895	(2,250)	2,645
224	S&P 500 Index, strike @ 1,550	12/22/12	60,011	(105,280)	(45,269)
			$625,181	$(861,471)	$(236,290)
	Put options written
224	S&P 500 Index, strike @ 1,000	12/22/12	555,011	(138,880)	416,131
125	S&P 500 Index, strike @ 1,025	09/22/12	21,863	(8,750)	13,113
249	S&P 500 Index, strike @ 1,050	09/22/12	46,788	(24,900)	21,888
75	S&P 500 Index, strike @ 1,120	08/18/12	3,593	(375)	3,218
249	S&P 500 Index, strike @ 1,125	09/22/12	123,978	(47,310)	76,668
62	S&P 500 Index, strike @ 1,150	09/22/12	20,950	(15,810)	5,140
300	S&P 500 Index, strike @ 1,150	08/18/12	37,621	(6,000)	31,621
486	S&P 500 Index, strike @ 1,175	08/18/12	67,712	(17,010)	50,702
349	S&P 500 Index, strike @ 1,200	08/18/12	93,644	(17,450)	76,194
62	S&P 500 Index, strike @ 1,210	08/18/12	6,070	(3,100)	2,970
385	S&P 500 Index, strike @ 1,225	08/18/12	40,123	(30,800)	9,323
125	S&P 500 Index, strike @ 1,250	08/18/12	12,238	(15,000)	(2,762)
16	S&P 500 Index, strike @ 1,320	09/22/12	81,566	(30,400)	51,166
9	S&P 500 Index, strike @ 1,335	09/22/12	35,981	(18,900)	17,081
12	S&P 500 Index, strike @ 1,365	09/22/12	43,175	(38,040)	5,135
			$1,190,313	$(412,725)	$777,588
			$1,815,494	$(1,274,196)	$541,298

Written option activity for the year ended July 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2011	572	$880,357
Options written	17,367	16,217,485
Options terminated in closing purchase transactions	(8,032)	(11,940,304)
Options expired prior to exercise	(6,264)	(3,342,044)
Options outstanding at July 31, 2012	3,643	$1,815,494

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Swaptions and foreign exchange written options

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	12,500	6 Month EURIBOR Interest Rate Swap, strike @ 1.70%; terminating 07/23/24[8]	RBS	Receive	07/21/14	$325,863	$(361,547)	$(35,684)
EUR	1,000	6 Month EURIBOR Interest Rate Swap, strike @ 2.80%; terminating 01/21/25[8]	RBS	Receive	01/19/15	59,699	(90,713)	(31,014)
EUR	8,600	6 Month EURIBOR Interest Rate Swap, strike @ 2.80%; terminating 02/11/25[8]	BB	Receive	02/09/15	473,168	(776,684)	(303,516)
USD	6,700	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/12/43[8]	BB	Receive	04/10/13	367,781	(801,076)	(433,295)
USD	13,400	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/12/43[8]	RBS	Receive	04/10/13	792,121	(1,602,152)	(810,031)
USD	6,316	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/19/43[8]	BB	Receive	04/17/13	359,065	(758,210)	(399,145)
USD	2,750	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/22/43[8]	BB	Receive	04/18/13	157,850	(333,167)	(175,317)
USD	3,158	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/22/43[8]	BB	Receive	04/18/13	182,848	(382,596)	(199,748)
USD	6,417	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/22/43[8]	RBS	Receive	04/18/13	373,775	(777,429)	(403,654)
USD	14,159	3 Month USD LIBOR Interest Rate Swap, strike @ 2.80%; terminating 04/22/43[8]	RBS	Receive	04/18/13	824,728	(1,715,384)	(890,656)
USD	1,250	USD Call/JPY Put, strike @ JPY 88	BB	n/a	05/16/14	50,525	(22,848)	27,677
						$3,967,423	$(7,621,806)	$(3,654,383)
		Put options written
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	n/a	02/09/15	423,000	(244,071)	178,929
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	n/a	12/10/15	84,275	(45,076)	39,199
USD	1,250	USD Put/JPY Call, strike @ JPY 71	BB	n/a	05/16/14	67,475	(33,494)	33,981
USD	11,700	USD Put/JPY Call, strike @ JPY 75	RBS	n/a	08/15/13	592,605	(306,144)	286,461
						$1,167,355	$(628,785)	$538,570
						$5,134,778	$(8,250,591)	$(3,115,813)

Swaption and foreign exchange written option activity for the year ended July 31, 2012 was as follows:

Premiums received
Swaption and foreign exchange options outstanding at July 31, 2011	$4,096,084
Swaption and foreign exchange options written	8,873,292
Swaption and foreign exchange options terminated in closing purchase transactions	(7,146,813)
Swaption and foreign exchange options expired prior to exercise	(687,785)
Swaption and foreign exchange options outstanding at July 31, 2012	$5,134,778

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
216	USD	Ultra Long US Treasury Bond Futures	September 2012	$35,502,598	$37,260,000	$1,757,402
191	USD	US Treasury Note 10 Year Futures	September 2012	25,660,389	25,719,344	58,955
Index futures buy contracts:
55	CAD	S&P TSE 60 Index Futures	September 2012	7,288,956	7,288,337	(619)
28	AUD	ASX SPI 200 Index Futures	September 2012	3,021,623	3,113,799	92,176
93	EUR	AEX Index Futures	August 2012	7,199,952	7,444,719	244,767
45	EUR	DAX Index Futures	September 2012	8,895,777	9,399,188	503,411
34	EUR	EURO STOXX 50 Index Futures	September 2012	911,418	974,797	63,379
8	EUR	FTSE MIB Index Futures	September 2012	627,264	683,313	56,049
16	EUR	IBEX 35 Index Futures	August 2012	1,224,359	1,321,305	96,946
22	EUR	CAC 40 Index Futures	August 2012	853,306	891,938	38,632
74	GBP	FTSE 100 Index Futures	September 2012	6,382,042	6,499,771	117,729
7	HKD	Hang Seng Index Futures	August 2012	882,611	889,891	7,280
4	JPY	TOPIX Index Futures	September 2012	370,431	375,928	5,497
18	KRW	KOSPI 200 Index Futures	September 2012	1,935,287	1,993,635	58,348
10	SEK	OMX 30 Index Futures	August 2012	152,105	157,678	5,573
460	USD	NASDAQ 100 Emini Index Futures	September 2012	23,344,589	24,255,800	911,211
185	USD	MSCI EAFE Index Futures	September 2012	12,525,565	13,177,550	651,985
13	USD	Russell 2000 Mini Index Futures	September 2012	964,020	1,019,980	55,960
355	USD	S&P 500 E-Mini Index Futures	September 2012	23,785,614	24,399,150	613,536
38	ZAR	FTSE JSE Top 40 Index Futures	September 2012	1,375,071	1,398,328	23,257
Interest rate futures buy contracts:
144	EUR	German Euro Bund Futures	September 2012	25,399,496	25,638,503	239,007
99	GBP	United Kingdom Long Gilt Bond Futures	September 2012	18,644,531	18,905,184	260,653
2	JPY	JGB MINI 10 Year Futures	September 2012	369,898	369,091	(807)
				$207,316,902	$213,177,229	$5,860,327
Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Index futures sell contracts:
59	AUD	ASX SPI 200 Index Futures	September 2012	$6,365,385	$6,561,219	$(195,834)
6	CAD	S&P TSE 60 Index Futures	September 2012	776,842	795,091	(18,249)
16	CHF	Swiss Market Index Futures	September 2012	969,800	1,049,772	(79,972)
9	EUR	AEX Index Futures	August 2012	694,936	720,457	(25,521)
78	EUR	CAC 40 Index Futures	August 2012	3,050,346	3,162,324	(111,978)
109	EUR	Euro STOXX 50 Index Futures	September 2012	2,917,727	3,125,082	(207,355)
1,315	EUR	Euro STOXX Banks Futures	September 2012	6,178,671	6,842,337	(663,666)
38	EUR	FTSE MIB Index Futures	September 2012	3,072,126	3,245,737	(173,611)
4	EUR	IBEX 35 Index Futures	August 2012	321,520	330,326	(8,806)
37	GBP	FTSE 100 Index Futures	September 2012	3,149,169	3,249,886	(100,717)
22	HKD	Hang Seng Index Futures	August 2012	2,661,005	2,796,799	(135,794)
158	JPY	TOPIX Index Futures	September 2012	14,560,074	14,849,168	(289,094)
13	JPY	NIKKEI 225 Index Futures	September 2012	1,478,056	1,444,814	33,242
55	SEK	OMX 30 Index Futures	August 2012	834,538	867,229	(32,691)
60	SGD	SGX MSCI Singapore Index Futures	August 2012	3,315,496	3,348,523	(33,027)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
46	USD	MSCI Taiwan Index Futures	August 2012	$1,133,666	$1,166,560	$(32,894)
556	USD	Russell 2000 Mini Index Futures	September 2012	41,822,543	43,623,760	(1,801,217)
35	USD	S&P 500 E-Mini Index Futures	September 2012	2,395,282	2,405,550	(10,268)
Interest rate futures sell contracts:
139	AUD	Australian Treasury Bond 3 Year Futures	September 2012	16,246,393	16,089,651	156,742
100	AUD	Australian Treasury Bond 10 Year Futures	September 2012	13,359,217	13,228,432	130,785
278	CAD	Canada Government Bond 10 Year Futures	September 2012	38,345,431	38,536,686	(191,255)
6	JPY	Japan Government Bond 10 Year Futures	September 2012	11,067,033	11,063,510	3,523
				$174,715,256	$178,502,913	$(3,787,657)
						$2,072,670

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	2,015,000	USD	2,080,443	08/02/12	$(37,121)
BB	AUD	900,000	USD	921,795	08/10/12	(23,320)
BB	AUD	1,001	USD	990	09/06/12	(59)
BB	AUD	11,200,000	USD	11,293,184	09/19/12	(425,245)
BB	AUD	1,500,000	USD	1,526,195	10/10/12	(40,283)
BB	CAD	1,950,000	USD	1,974,166	08/10/12	30,067
BB	CAD	7,163	USD	6,882	09/06/12	(255)
BB	CAD	2,281,880	USD	2,215,114	09/21/12	(57,838)
BB	CAD	1,660,000	USD	1,632,828	10/10/12	(19,972)
BB	CZK	214,900,000	BRL	20,000,000	09/19/12	(763,902)
BB	DKK	1,200,000	USD	203,786	10/10/12	5,042
BB	EUR	635,000	USD	773,744	08/02/12	(7,559)
BB	EUR	2,997,936	USD	3,945,988	08/10/12	257,002
BB	EUR	9,134,948	USD	11,617,551	08/29/12	374,551
BB	EUR	28,526,168	USD	35,402,286	09/06/12	289,923
BB	EUR	4,921,811	USD	6,022,342	10/18/12	(39,277)
BB	EUR	12,719,195	USD	15,659,860	10/23/12	(5,974)
BB	GBP	4,272,519	USD	6,948,936	08/08/12	250,289
BB	GBP	634,755	USD	986,577	09/06/12	(8,604)
BB	JPY	253,000,000	USD	3,150,822	08/10/12	(87,836)
BB	JPY	268,280,000	USD	3,389,359	09/13/12	(46,123)
BB	JPY	30,591,000	USD	384,278	09/14/12	(7,462)
BB	JPY	18,883,000	USD	238,657	10/18/12	(3,254)
BB	SEK	2,400,000	USD	354,345	08/10/12	1,552
BB	SEK	17,750	USD	2,473	09/06/12	(133)
BB	SEK	3,800,000	USD	546,510	10/10/12	(10,687)
BB	USD	4,654,045	AUD	4,510,000	08/08/12	82,902
BB	USD	455	AUD	465	09/06/12	32
BB	USD	694,741	BRL	1,300,000	09/21/12	(66,057)
BB	USD	11,468,979	CZK	214,900,000	09/19/12	(1,029,311)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	15,958	EUR	12,784	09/06/12	$(222)
BB	USD	1,424	GBP	919	08/03/12	17
BB	USD	603,578	PLN	2,073,000	08/02/12	16,923
BB	USD	2,338	SEK	16,878	09/06/12	140
BNP	AUD	31,569	USD	30,443	09/06/12	(2,626)
BNP	BRL	5,058,000	USD	2,469,003	08/02/12	723
BNP	CAD	11,252,505	USD	11,000,000	08/21/12	(215,921)
BNP	CAD	473,239	USD	458,430	09/06/12	(13,114)
BNP	CAD	7,280,156	USD	7,103,609	09/25/12	(147,421)
BNP	EUR	999,000	USD	1,227,642	08/02/12	(1,527)
BNP	EUR	239,962	USD	301,558	08/10/12	6,283
BNP	EUR	375,472	USD	456,806	09/06/12	(5,356)
BNP	EUR	672,633	USD	845,272	09/06/12	17,340
BNP	JPY	48,305,000	USD	605,420	08/02/12	(12,884)
BNP	PLN	3,465,000	USD	1,022,703	08/02/12	(14,458)
BNP	SEK	1,034,742	USD	142,495	09/06/12	(9,443)
BNP	USD	463	AUD	454	09/06/12	12
BNP	USD	912	AUD	869	09/06/12	(2)
BNP	USD	2,467,437	BRL	5,058,000	08/02/12	843
BNP	USD	5,863	CAD	6,063	09/06/12	179
BNP	USD	783,872	CHF	766,933	08/02/12	1,678
BNP	USD	152,286	EUR	121,352	09/06/12	(2,916)
BNP	USD	803,834	EUR	655,884	09/06/12	3,483
BNP	USD	490,921	EUR	400,000	10/10/12	1,658
BNP	USD	1,383	GBP	880	09/06/12	(3)
BNP	USD	2,226	GBP	1,442	09/06/12	35
BNP	USD	5,314,428	JPY	420,099,000	08/02/12	62,839
BNP	USD	761,834	JPY	60,000,000	08/10/12	6,227
BNP	USD	3,429,362	JPY	268,280,000	09/13/12	6,120
BNP	USD	1,499,784	ZAR	12,312,000	08/02/12	(12,028)
BNP	ZAR	11,870,000	USD	1,418,597	08/02/12	(15,749)
BOA	EUR	565,000	USD	691,193	08/02/12	(3,983)
BOA	JPY	159,295,000	USD	2,035,630	08/02/12	(3,346)
BOA	PLN	1,764,000	USD	516,348	08/02/12	(11,661)
BOA	USD	1,919,278	EUR	1,578,000	08/02/12	22,293
BOA	USD	1,525,134	PLN	5,273,000	08/02/12	53,206
CITI	AUD	1,882,000	USD	1,972,938	08/08/12	(3,765)
CITI	PLN	10,682,000	USD	3,084,163	08/02/12	(113,226)
CITI	USD	1,185,991	CHF	1,171,000	08/31/12	14,210
CITI	USD	849,221	EUR	693,000	08/02/12	3,446
CITI	USD	1,332,454	MXN	17,780,000	08/02/12	4,539
CITI	USD	58,819	NOK	360,000	10/18/12	732
CITI	USD	2,382,612	PLN	8,068,000	08/02/12	32,342
CITI	USD	1,329,240	ZAR	10,898,000	08/08/12	(13,440)
CSI	CHF	1,171,000	USD	1,179,445	08/31/12	(20,756)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	GBP	722,000	USD	1,117,143	10/18/12	$(14,816)
CSI	JPY	604,653,000	USD	7,734,806	08/31/12	(6,986)
CSI	MXN	16,427,000	USD	1,230,665	08/02/12	(4,587)
CSI	USD	1,183,813	AUD	1,151,000	08/02/12	25,774
CSI	USD	1,252,848	EUR	1,032,000	10/18/12	18,146
CSI	USD	1,602,821	ZAR	13,047,000	08/02/12	(26,249)
DB	JPY	543,449,000	USD	6,854,658	08/02/12	(101,489)
DB	JPY	83,957,000	USD	1,035,420	10/18/12	(40,158)
DB	USD	1,811,628	AUD	1,775,000	08/02/12	53,720
DB	USD	1,007,597	CHF	991,000	10/18/12	9,484
DB	USD	2,457,505	EUR	1,996,000	08/02/12	(1,627)
DB	USD	2,978,495	EUR	2,432,000	10/18/12	16,716
DB	USD	4,766,854	JPY	375,951,000	08/02/12	45,318
DB	USD	2,306,028	JPY	180,283,000	08/08/12	1,732
DB	USD	518,694	MXN	6,895,000	08/08/12	(505)
DB	USD	1,434,502	ZAR	12,094,000	08/02/12	26,911
GSI	AUD	72,000	USD	75,522	08/08/12	(101)
GSI	BRL	6,768,000	USD	3,274,869	08/02/12	(27,884)
GSI	BRL	6,220,000	USD	3,049,767	08/08/12	17,638
GSI	EUR	496,000	USD	608,483	08/08/12	(1,835)
GSI	JPY	170,378,000	USD	2,178,181	08/08/12	(2,787)
GSI	MXN	16,426,000	USD	1,230,532	08/02/12	(4,645)
GSI	MXN	40,129,000	USD	3,014,782	08/08/12	(1,086)
GSI	MXN	2,477,000	USD	186,367	08/08/12	209
GSI	PLN	4,130,000	USD	1,228,550	08/08/12	(6,771)
GSI	USD	368,514	AUD	363,000	08/02/12	12,963
GSI	USD	3,332,995	BRL	6,768,000	08/02/12	(30,243)
GSI	USD	2,280,280	CAD	2,355,000	09/20/12	65,558
GSI	USD	1,956,030	JPY	155,520,000	08/02/12	34,626
GSI	USD	868,803	MXN	11,590,000	08/02/12	2,724
GSI	USD	2,081,937	MXN	27,579,000	08/08/12	(9,256)
GSI	USD	3,311,292	PLN	11,338,000	08/02/12	82,455
GSI	USD	1,215,828	PLN	4,065,000	08/08/12	51
GSI	ZAR	12,094,000	USD	1,429,652	08/02/12	(31,761)
JPMCB	AUD	1,858,000	USD	1,885,944	08/02/12	(66,629)
JPMCB	BRL	8,190,000	USD	3,995,317	08/02/12	(1,365)
JPMCB	BRL	3,179,000	USD	1,558,410	08/08/12	8,709
JPMCB	CNY	14,856,000	USD	2,313,186	12/07/12	(4,087)
JPMCB	CNY	9,535,000	USD	1,481,740	09/06/13	8,102
JPMCB	EUR	1,162,000	USD	1,421,829	08/02/12	(7,896)
JPMCB	EUR	1,431,000	USD	1,753,047	08/08/12	(7,772)
JPMCB	GBP	3,476,000	USD	5,390,981	08/08/12	(58,848)
JPMCB	JPY	253,990,000	USD	3,228,551	08/02/12	(22,521)
JPMCB	JPY	29,486,000	USD	387,884	08/15/12	10,414
JPMCB	MXN	11,919,000	USD	907,396	08/02/12	11,129

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	MXN	23,428,000	USD	1,720,531	08/08/12	$(40,185)
JPMCB	PLN	6,035,000	USD	1,742,206	08/02/12	(64,221)
JPMCB	USD	4,016,618	BRL	8,190,000	08/02/12	(19,936)
JPMCB	USD	2,469,313	CAD	2,507,000	08/08/12	30,203
JPMCB	USD	2,336,584	CNY	14,856,000	12/07/12	(19,311)
JPMCB	USD	1,534,191	CNY	9,535,000	09/06/13	(60,553)
JPMCB	USD	651,815	EUR	536,000	08/02/12	7,679
JPMCB	USD	2,225,556	EUR	1,830,000	08/08/12	26,225
JPMCB	USD	1,920,237	GBP	1,230,000	10/18/12	8,170
JPMCB	USD	1,190,328	JPY	93,012,000	08/08/12	297
JPMCB	USD	2,667,491	MXN	36,030,000	08/02/12	41,837
JPMCB	USD	864,712	MXN	11,491,000	08/08/12	(1,114)
JPMCB	USD	621,599	SEK	4,386,000	10/18/12	21,320
JPMCB	USD	1,326,459	ZAR	10,793,000	08/02/12	(22,256)
JPMCB	USD	1,426,777	ZAR	11,815,000	08/02/12	922
JPMCB	ZAR	25,366,000	USD	3,076,015	08/02/12	10,841
MSCI	AUD	29,312,023	USD	28,712,846	09/19/12	(1,955,981)
MSCI	CAD	15,916,767	USD	15,501,974	09/19/12	(353,222)
MSCI	CAD	2,355,000	USD	2,293,913	09/20/12	(51,925)
MSCI	CHF	22,764,587	USD	23,668,303	09/19/12	324,483
MSCI	EUR	37,000	USD	46,639	08/02/12	1,114
MSCI	EUR	5,558,738	USD	6,801,086	09/19/12	(42,255)
MSCI	EUR	8,579,250	USD	10,723,232	09/19/12	161,351
MSCI	GBP	3,148,010	USD	4,921,422	09/19/12	(14,059)
MSCI	JPY	1,418,349,007	USD	17,891,350	09/19/12	(272,745)
MSCI	NZD	14,494,042	USD	11,162,153	09/19/12	(538,288)
MSCI	SEK	35,406,181	USD	4,944,740	09/19/12	(251,364)
MSCI	SGD	11,378,216	USD	9,034,746	09/19/12	(108,952)
MSCI	USD	2,479,062	AUD	2,367,415	09/19/12	(2,064)
MSCI	USD	9,953,880	AUD	9,936,980	09/19/12	443,066
MSCI	USD	9,420,953	CAD	9,710,823	09/19/12	252,305
MSCI	USD	15,392,333	CHF	14,685,674	09/19/12	(332,990)
MSCI	USD	8,264,786	CHF	8,084,880	09/19/12	25,810
MSCI	USD	25,195,283	EUR	20,014,504	09/19/12	(555,505)
MSCI	USD	3,512,629	EUR	2,879,395	09/19/12	32,183
MSCI	USD	16,099,233	GBP	10,458,673	09/19/12	297,974
MSCI	USD	7,033,409	JPY	552,685,298	09/19/12	44,558
MSCI	USD	3,738,061	NZD	4,707,156	09/19/12	61,831
MSCI	USD	1,091,408	PLN	3,662,000	08/02/12	4,721
MSCI	USD	10,304,509	SEK	72,915,643	09/19/12	396,371
NAB	AUD	117,000	USD	119,674	08/02/12	(3,282)
NAB	EUR	946,000	USD	1,191,251	08/02/12	27,292
RBC	BRL	328,000	USD	160,863	08/02/12	801
RBC	MXN	84,835,000	USD	6,315,253	08/02/12	(64,038)
RBC	USD	160,008	BRL	328,000	08/02/12	55

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBC	USD	963,964	CAD	982,000	10/18/12	$13,598
RBC	USD	6,527,174	MXN	87,548,000	08/02/12	56,125
RBC	USD	236,993	MXN	3,193,000	10/18/12	1,349
RBS	AUD	1,337	USD	1,341	09/06/12	(59)
RBS	CAD	5,062	USD	4,981	09/06/12	(63)
RBS	CAD	2,191,100	USD	2,139,113	09/24/12	(43,269)
RBS	CHF	1,030,000	USD	1,128,694	08/10/12	73,520
RBS	CHF	1,200,000	USD	1,260,705	10/10/12	29,436
RBS	EUR	590,000	USD	722,093	08/29/12	(4,060)
RBS	EUR	81,994	USD	103,172	09/06/12	2,247
RBS	EUR	3,275,794	USD	4,128,512	10/10/12	94,548
RBS	GBP	919	USD	1,459	08/03/12	18
RBS	GBP	87,007	USD	135,077	09/06/12	(1,334)
RBS	HKD	2,600,000	USD	335,254	08/10/12	(35)
RBS	HKD	3,900,000	USD	503,099	10/10/12	64
RBS	JPY	273,000,000	USD	3,424,370	10/10/12	(72,700)
RBS	NOK	1,000,000	USD	167,022	10/10/12	1,553
RBS	SEK	13,489	USD	1,933	09/06/12	(48)
RBS	SGD	450,000	USD	356,615	10/10/12	(5,035)
RBS	USD	19,410	GBP	12,426	09/06/12	72
SCB	BRL	6,359,000	USD	3,116,393	08/02/12	13,231
SCB	EUR	555,000	USD	682,617	08/02/12	(255)
SCB	PLN	7,573,000	USD	2,185,885	08/02/12	(80,903)
SCB	USD	3,102,103	BRL	6,359,000	08/02/12	1,060
SCB	USD	3,109,028	BRL	6,302,000	08/08/12	(36,925)
SCB	USD	673,159	JPY	53,469,000	08/02/12	11,244
SCB	USD	130,329	ZAR	1,084,000	08/02/12	659
SCB	ZAR	11,815,000	USD	1,415,479	08/02/12	(12,221)
SSC	EUR	652,000	USD	807,006	08/02/12	4,786
SSC	MXN	23,341,000	USD	1,724,670	08/02/12	(30,490)
SSC	PLN	895,000	USD	262,739	08/02/12	(5,157)
SSC	USD	1,375,492	AUD	1,336,000	08/02/12	28,511
SSC	USD	680,639	EUR	554,000	08/02/12	1,003
SSC	USD	865,786	EUR	704,000	08/08/12	473
SSC	USD	1,466,117	PLN	4,933,000	08/08/12	9,389
WBC	AUD	1,327,000	USD	1,363,141	08/02/12	(31,404)
WBC	USD	706,459	AUD	692,000	08/02/12	20,764
WBC	USD	714,712	AUD	701,000	10/18/12	16,843
WBC	USD	245,953	EUR	194,000	08/02/12	(7,256)
WBC	USD	1,921,813	GBP	1,231,000	10/18/12	8,162
						$(4,282,412)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	AUD	701	07/27/22	AUD-BBR-BBSW	3.980%	$—	$(4,335)	$(4,335)
BB	AUD	701	07/27/22	AUD-BBR-BBSW	3.970	—	(4,752)	(4,752)
BB	CHF	2,920	06/18/22	0.920%	6 Month CHF LIBOR	—	(4,912)	(4,912)
BB	EUR	13,280	05/25/42	1.794	6 Month EURIBOR	—	490,827	490,827
BB	EUR	2,920	05/28/42	1.695	6 Month EURIBOR	—	129,356	129,356
BB	GBP	2,576	05/24/42	6 Month GBP LIBOR	3.330	—	(35,170)	(35,170)
BB	GBP	11,724	05/24/42	6 Month GBP LIBOR	3.394	—	(100,058)	(100,058)
BB	USD	19,500	11/25/21	2.125	3 Month USD LIBOR	—	(1,046,743)	(1,046,743)
BB	USD	1,257	04/19/22	2.110	3 Month USD LIBOR	—	(62,495)	(62,495)
BB	USD	443	04/20/22	2.093	3 Month USD LIBOR	—	(21,294)	(21,294)
RBS	AUD	3,108	07/27/22	AUD-BBR-BBSW	3.903	—	(33,539)	(33,539)
RBS	AUD	3,108	07/27/22	AUD-BBR-BBSW	3.912	—	(31,692)	(31,692)
RBS	EUR	3,000	07/05/42	2.390	6 Month EURIBOR	—	(20,938)	(20,938)
RBS	GBP	500	07/05/42	6 Month GBP LIBOR	3.585	—	3,440	3,440
RBS	USD	12,200	02/10/22	2.090	3 Month USD LIBOR	—	(598,703)	(598,703)
						$—	$(1,341,008)	$(1,341,008)

Credit default swaps on credit indicies—buy protection11

					Rate type
Counterparty	Referenced obligations[12]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CSI	iTraxx Europe Senior Financial Series 17	EUR	3,840	06/20/17	1.000%	$(397,100)	$329,037	$(68,063)
BB	iTraxx Europe Senior Financial Series 17	EUR	8,440	06/20/17	1.000	(897,192)	723,195	(173,997)
BNP	iTraxx Europe Senior Financial Series 17	EUR	2,120	06/20/17	1.000	(225,173)	181,656	(43,517)
						$(1,519,465)	$1,233,888	$(285,577)

Credit default swaps on credit indicies—sell protection13

					Rate type
Counterparty	Referenced obligations[12]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[14]
BB	iTraxx Europe
	Subordinated Financials
	Series Index	EUR	21,100	06/20/17	5.000%	$(2,293,248)	$844,507	$(1,448,741)	3.99
BB	CDX North America High Yield Index	USD	11,187	06/20/17	5.000	289,317	(338,587)	(49,270)	5.52
BNP	iTraxx Europe Subordinated Financials Series Index	EUR	1,400	06/20/17	5.000	(141,945)	56,033	(85,912)	4.24
BNP	iTraxx Europe Subordinated Financials Series Index	EUR	13,500	06/20/17	5.000	(1,458,293)	540,325	(917,968)	4.24

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Credit default swaps on credit indicies—sell protection13 (concluded)

					Rate type
Counterparty	Referenced obligations[12]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[14]
RBS	CDX North America
	High Yield Index	USD	14,949	06/20/17	5.000%	$678,713	$(452,448)	$226,265	5.52
						$(2,925,456)	$649,830	$(2,275,626)

Variance swaps8,15

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation/ (depreciation)
BB	GBP	9	12/20/13	Pay	FTSE 100 Index	27.95%	$—	$34,933	$34,933
BB	HKD	86	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.75	—	(72,553)	(72,553)
BB	USD	13	12/21/12	Pay	S&P 500 Index	30.95	—	118,633	118,633
BNP	GBP	2	12/20/13	Pay	FTSE 100 Index	25.70	—	2,185	2,185
BNP	GBP	1	12/20/13	Pay	FTSE 100 Index	27.00	—	1,572	1,572
BNP	GBP	43	12/20/13	Pay	FTSE 100 Index	27.50	—	130,430	130,430
BNP	GBP	6	12/20/13	Pay	FTSE 100 Index	27.55	—	18,850	18,850
BNP	HKD	26	12/30/13	Receive	China Enterprises Index (Hang Seng)	36.70	—	(19,808)	(19,808)
BNP	HKD	50	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.20	—	(35,106)	(35,106)
BNP	HKD	450	12/30/13	Receive	China Enterprises Index (Hang Seng)	37.40	—	(355,977)	(355,977)
BNP	HKD	68	12/30/13	Receive	China Enterprises Index (Hang Seng)	40.80	—	(78,887)	(78,887)
BNP	JPY	1,000	12/13/12	Receive	Nikkei 225 Index	28.70	—	(46,035)	(46,035)
BNP	JPY	4,800	12/14/12	Receive	Nikkei 225 Index	28.70	—	(398,014)	(398,014)
BNP	JPY	20,000	12/14/12	Receive	Nikkei 225 Index	32.20	—	(2,336,043)	(2,336,043)
BNP	JPY	1,000	12/13/13	Receive	Nikkei 225 Index	28.75	—	(45,119)	(45,119)
BNP	JPY	2,000	12/13/13	Receive	Nikkei 225 Index	28.75	—	(87,644)	(87,644)
BNP	JPY	1,216	12/13/13	Receive	Nikkei 225 Index	29.00	—	(60,223)	(60,223)
BNP	JPY	1,348	12/13/13	Receive	Nikkei 225 Index	29.50	—	(97,043)	(97,043)
BNP	JPY	593	12/13/13	Receive	Nikkei 225 Index	29.70	—	(38,167)	(38,167)
BNP	JPY	11,000	12/13/13	Receive	Nikkei 225 Index	29.70	—	(718,721)	(718,721)
BNP	JPY	762	12/13/13	Receive	Nikkei 225 Index	29.80	—	(51,336)	(51,336)
BNP	JPY	800	12/13/13	Receive	Nikkei 225 Index	31.00	—	(60,124)	(60,124)
BNP	JPY	3,100	12/13/13	Receive	Nikkei 225 Index	31.00	—	(212,092)	(212,092)
BNP	JPY	1,375	12/13/13	Receive	Nikkei 225 Index	31.30	—	(123,720)	(123,720)
BNP	USD	72	12/21/12	Pay	S&P 500 Index	27.40	—	451,144	451,144
BNP	USD	233	12/21/12	Pay	S&P 500 Index	32.40	—	2,384,465	2,384,465
BNP	USD	10	12/20/13	Pay	S&P 500 Index	26.70	—	20,952	20,952
BNP	USD	30	12/20/13	Pay	S&P 500 Index	26.80	—	55,955	55,955
BNP	USD	130	12/20/13	Pay	S&P 500 Index	27.00	—	413,398	413,398
BNP	USD	20	12/20/13	Pay	S&P 500 Index	27.00	—	38,660	38,660
BNP	USD	15	12/20/13	Pay	S&P 500 Index	27.50	—	42,408	42,408
BNP	USD	9	12/20/13	Pay	S&P 500 Index	27.80	—	34,173	34,173
BNP	USD	16	12/20/13	Pay	S&P 500 Index	28.00	—	48,119	48,119
BNP	USD	10	12/20/13	Pay	S&P 500 Index	28.00	—	41,263	41,263
BNP	USD	5	12/20/13	Pay	S&P 500 Index	29.00	—	22,727	22,727
BNP	USD	40	12/20/13	Pay	S&P 500 Index	29.50	—	163,285	163,285
BNP	USD	17	12/20/13	Pay	S&P 500 Index	30.20	—	97,764	97,764
CSI	JPY	5,000	12/13/13	Receive	Nikkei 225 Index	34.00	—	(573,745)	(573,745)
CSI	USD	48	12/20/13	Pay	S&P 500 Index	35.50	—	495,202	495,202
							$—	$(794,239)	$(794,239)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$117,147,385	$82,244,484	$—	$199,391,869
Preferred stocks	116,775	857,643	—	974,418
Investment companies	1,643,647	—	—	1,643,647
US government obligations	—	45,541,221	—	45,541,221
Corporate notes	—	34,263,160	—	34,263,160
Non-US government obligations	—	16,376,907	—	16,376,907
Short-term corporate obligations	—	21,000,000	—	21,000,000
Time deposits	—	32,346,139	—	32,346,139
Short-term US government obligations	—	91,479,611	—	91,479,611
Repurchase agreement	—	53,131,000	—	53,131,000
Options and swaptions purchased	1,617,735	3,718,307	—	5,336,042
Common stocks sold short	(8,673,040)	(12,454,971)	—	(21,128,011)
Written options	(958,171)	(316,025)	—	(1,274,196)
Swaptions and foreign exchange written options	—	(8,250,591)	—	(8,250,591)
Futures contracts, net	2,784,450	(711,780)	—	2,072,670
Forward foreign currency contracts, net	—	(4,282,412)	—	(4,282,412)
Swap agreements, net	—	(251,529)	—	(251,529)
Total	$113,678,781	$354,691,164	$—	$468,369,945

At July 31, 2012, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2012

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2012, the value of these securities amounted to 1.85% of net assets.

3  In US Dollars unless otherwise indicated.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Rate shown is the discount rate at date of purchase.

8  Illiquid securities and other instruments representing 3.83% of net assets as of July 31, 2012.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

15  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ADR  American Depositary Receipt

ADS  American Depositary Shares

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2012.

BA  Canadian Bankers' Acceptance Rate

BBR  Bankers' Buying Rate

BBSW  Bank Bill Swap Reference Rate

BHAC  Berkshire Hathaway Assurance Corporation

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CDOR  Canadian Dealer Offer Rate

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

EURIBOR  Euro Interbank Offered Rate

FFCB  Federal Farm Credit Bank

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

ILB  Inflation-linked bond ("ILB") is a debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers' country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

JGB  Japan Government Bond

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

NATL-RE  National Reinsurance

NVDR  Non Voting Depositary Receipt

OJSC  Open Joint Stock Company

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SCSDE  South Carolina School District Enhancement

SPDR  Standard & Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America N.A.

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank

GSCM  Goldman Sachs Capital Management

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JP Morgan Chase Bank

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

NAB  National Australia Bank Ltd.

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SSC  State Street Bank & Trust Co.

TDB  Toronto Dominion Bank

WBC  Westpac Banking Corp.

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Rupiah

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2012 to July 31, 2012.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12 to 07/31/12	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$0.94	0.19%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.92	0.96	0.19
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,020.50	5.12	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.12	1.02
Class C	Actual	1,000.00	1,017.90	7.63	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.30	7.62	1.52
Class Y	Actual	1,000.00	1,021.70	3.87	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.87	0.77
Class P	Actual	1,000.00	1,021.70	3.87	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.87	0.77
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,019.80	4.67	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class C	Actual	1,000.00	1,017.20	7.17	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class Y	Actual	1,000.00	1,021.00	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	1,021.00	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,055.30	5.42	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.32	1.06
Class C	Actual	1,000.00	1,052.80	7.76	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.30	7.62	1.52
Class Y	Actual	1,000.00	1,057.30	4.14	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	4.07	0.81
Class P	Actual	1,000.00	1,057.20	4.14	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	4.07	0.81

PACE Select Advisors Trust

		Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12 to 07/31/12	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,015.30	$4.66	0.93%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class C	Actual	1,000.00	1,013.50	7.16	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class Y	Actual	1,000.00	1,016.50	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	1,017.30	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
PACE International Fixed Income Investments
Class A	Actual	1,000.00	999.50	6.07	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.12	1.22
Class C	Actual	1,000.00	997.90	8.49	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.57	1.71
Class Y	Actual	1,000.00	1,001.50	4.98	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00
Class P	Actual	1,000.00	1,000.60	4.97	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,054.70	6.79	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.67	1.33
Class C	Actual	1,000.00	1,052.30	9.08	1.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.01	8.92	1.78
Class Y	Actual	1,000.00	1,055.90	5.52	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.42	1.08
Class P	Actual	1,000.00	1,055.70	5.62	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10

PACE Select Advisors Trust

		Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12 to 07/31/12	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,012.90	$5.86	1.17%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.87	1.17
Class C	Actual	1,000.00	1,008.80	9.84	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	9.87	1.97
Class Y	Actual	1,000.00	1,014.10	4.66	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class P	Actual	1,000.00	1,014.10	4.66	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,044.10	6.20	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.12	1.22
Class C	Actual	1,000.00	1,040.00	10.40	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.67	10.27	2.05
Class Y	Actual	1,000.00	1,045.80	4.88	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.09	4.82	0.96
Class P	Actual	1,000.00	1,046.00	4.88	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.09	4.82	0.96
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	997.60	6.56	1.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.62	1.32
Class C	Actual	1,000.00	994.00	10.26	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.57	10.37	2.07
Class Y	Actual	1,000.00	998.80	6.01	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.07	1.21
Class P	Actual	1,000.00	998.20	5.76	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.82	1.16

PACE Select Advisors Trust

		Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12 to 07/31/12	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,012.30	$6.50	1.30%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.52	1.30
Class C	Actual	1,000.00	1,008.90	10.29	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.66	10.32	2.06
Class Y	Actual	1,000.00	1,013.60	5.81	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.82	1.16
Class P	Actual	1,000.00	1,013.70	5.66	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.67	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	994.90	7.09	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class C	Actual	1,000.00	991.30	11.24	2.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.58	11.36	2.27
Class Y	Actual	1,000.00	996.60	5.86	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	5.92	1.18
Class P	Actual	1,000.00	996.60	5.91	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	5.97	1.19
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	956.30	9.53	1.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.82	1.96
Class C	Actual	1,000.00	952.50	13.16	2.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.39	13.55	2.71
Class Y	Actual	1,000.00	957.00	8.37	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.31	8.62	1.72
Class P	Actual	1,000.00	956.10	9.39	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.67	1.93

PACE Select Advisors Trust

		Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12 to 07/31/12	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,092.10	$7.54	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45
Class C	Actual	1,000.00	1,087.00	11.42	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.92	11.02	2.20
Class Y	Actual	1,000.00	1,093.50	6.25	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class P	Actual	1,000.00	1,093.90	6.25	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,009.70	10.99	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.92	11.02	2.20
Class C	Actual	1,000.00	1,006.60	14.42	2.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.49	14.45	2.89
Class Y	Actual	1,000.00	1,010.70	9.75	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.77	1.95
Class P	Actual	1,000.00	1,010.70	9.65	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.67	1.93

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2012

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$271,447,164; $739,828,434; $498,246,984; $804,095,922; $286,676,400; $487,670,679 and $293,938,884, respectively)[1]	$271,447,164	$744,674,101	$510,430,020	$855,940,571
Investment in affiliated security, at value (cost—$0; $0; $2,964,113; $1,841,523; $0; $2,283,075 and $54,823,665, respectively)	—	—	2,964,113	1,841,523
Repurchase agreements, at value (cost—$65,960,000; $112,022,000; $5,661,000; $58,988,000; $0; $6,433,000 and $2,379,000, respectively)	65,960,000	112,022,000	5,661,000	58,988,000
Total investments in securities, at value (cost—$337,407,164; $851,850,434; $506,872,097; $864,925,445; $286,676,400; $496,386,754 and $351,141,549, respectively)	$337,407,164	$856,696,101	$519,055,133	$916,770,094
Cash	654	—	800	7,224
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	71,000
Foreign currency, at value (cost—$0; $0; $53,812; $27,027; $0; $4,035,821 and $62,235, respectively)	—	—	53,581	20,644
Receivable from affiliate	209,979	—	—	—
Receivable for investments sold	—	261,796,131	78,106,501	55,650,497
Receivable for shares of beneficial interest sold	1,007,311	703,963	933,750	1,249,816
Receivable for interest	111,204	1,642,479	2,243,489	5,191,137
Swap agreements, at value[2]	—	—	103,227	5,670,460
Due from broker	—	—	17,184	172,508
Unrealized appreciation on forward foreign currency contracts	—	—	110,068	2,350,723
Receivable for variation margin on swap agreements	—	—	—	163,190
Receivable for foreign tax reclaims	—	—	5,315	831
Other assets	24,364	33,271	26,994	38,265
Total assets	338,760,676	1,120,871,945	600,656,042	987,356,389
Liabilities:
Payable for shares of beneficial interest repurchased	1,181,445	827,672	919,474	2,351,750
Payable to custodian	2,767	9,728	17,607	39,426
Dividends payable to shareholders	1,349	—	—	—
Payable for investments purchased	—	418,060,296	11,923,890	44,097,349
Investments sold short, at value (proceeds—$0; $84,704,219; $6,997,031; $17,544,375; $0; $0 and $0, respectively)	—	85,016,951	6,985,688	17,621,094
Due to broker	—	1,550,000	26,321	6,569,689
Payable to affiliate	—	303,348	183,584	469,351
Payable for dollar roll transactions	—	—	113,339,115	—
Payable for cash collateral from securities loaned	—	—	2,964,113	1,841,523
Options and swaptions written, at value (premiums received $0; $0; $836,779; $1,757,915; $0; $0 and $0, respectively)	—	—	836,219	173,505
Swap agreements, at value[2]	—	—	280,476	1,640,096
Unrealized depreciation on forward foreign currency contracts	—	—	158,237	3,661,500
Deferred payable for dollar roll transactions	—	—	45,166	—
Payable for dividend and interest expense on investments sold short	—	—	7,700	—
Payable for variation margin on futures contracts	—	—	5,422	—
Payable for foreign withholding taxes	—	—	—	—
Accrued expenses and other liabilities	484,070	360,670	215,816	391,424
Total liabilities	1,669,631	506,128,665	137,908,828	78,856,707

1  Includes $0; $0; $2,907,413; $1,799,898; $0; $2,239,757; and $53,985,312, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments was $196,180 and $326,088 respectively.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$271,447,164; $739,828,434; $498,246,984; $804,095,922; $286,676,400; $487,670,679 and $293,938,884, respectively)[1]	$313,430,225	$510,649,004	$299,805,994
Investment in affiliated security, at value (cost—$0; $0; $2,964,113; $1,841,523; $0; $2,283,075 and $54,823,665, respectively)	—	2,283,075	54,823,665
Repurchase agreements, at value (cost—$65,960,000; $112,022,000; $5,661,000; $58,988,000; $0; $6,433,000 and $2,379,000, respectively)	—	6,433,000	2,379,000
Total investments in securities, at value (cost—$337,407,164; $851,850,434; $506,872,097; $864,925,445; $286,676,400; $496,386,754 and $351,141,549, respectively)	$313,430,225	$519,365,079	$357,008,659
Cash	37,657	249	9,348
Cash collateral on futures	—	5,446,957	276,000
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $53,812; $27,027; $0; $4,035,821 and $62,235, respectively)	—	4,059,057	62,515
Receivable from affiliate	—	—	—
Receivable for investments sold	—	9,919,026	—
Receivable for shares of beneficial interest sold	215,327	559,852	626,113
Receivable for interest	3,501,023	5,290,218	6,065,841
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,834,713	1,700
Receivable for variation margin on swap agreements	—	—	—
Receivable for foreign tax reclaims	—	41,060	4,321
Other assets	22,002	30,863	28,277
Total assets	317,206,234	548,547,074	364,082,774
Liabilities:
Payable for shares of beneficial interest repurchased	454,219	659,313	362,281
Payable to custodian	9,167	40,667	10,795
Dividends payable to shareholders	—	—	—
Payable for investments purchased	—	14,498,456	7,902,395
Investments sold short, at value (proceeds—$0; $84,704,219; $6,997,031; $17,544,375; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	153,337	301,151	182,927
Payable for dollar roll transactions	—	—	—
Payable for cash collateral from securities loaned	—	2,283,075	54,823,665
Options and swaptions written, at value (premiums received $0; $0; $836,779; $1,757,915; $0; $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	3,002,744	241,028
Deferred payable for dollar roll transactions	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for variation margin on futures contracts	—	782,858	162,231
Payable for foreign withholding taxes	—	1,111	4,297
Accrued expenses and other liabilities	134,909	379,097	232,700
Total liabilities	751,632	21,948,472	63,922,319

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2012

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$337,092,562	$598,836,917	$455,642,027	$825,542,752
Accumulated undistributed (distributions in excess of) net investment income	—	299,480	1,007,427	4,552,458
Accumulated net realized gain (loss)	(1,517)	11,073,948	(5,834,222)	18,511,878
Net unrealized appreciation	—	4,532,935	11,931,982	59,892,594
Net assets	$337,091,045	$614,743,280	$462,747,214	$908,499,682
Class A
Net assets	$—	$78,764,195	$36,665,439	$85,570,867
Shares outstanding	—	5,849,555	2,951,239	5,598,070
Net asset value per share	$—	$13.46	$12.42	$15.29
Maximum offering price per share	$—	$14.09	$13.01	$16.01
Class C
Net assets	$—	$20,709,912	$3,269,753	$21,193,164
Shares outstanding	—	1,536,488	262,845	1,386,029
Net asset value and offering price per share	$—	$13.48	$12.44	$15.29
Class Y
Net assets	$—	$61,428,213	$990,148	$5,906,500
Shares outstanding	—	4,561,102	79,687	386,649
Net asset value, offering price and redemption value per share[1]	$—	$13.47	$12.43	$15.28
Class P
Net assets	$337,091,045	$453,840,960	$421,821,874	$795,829,151
Shares outstanding	337,092,852	33,688,043	33,941,921	52,065,082
Net asset value, offering price and redemption value per share[1]	$1.00	$13.47	$12.43	$15.29

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$288,859,127	$532,398,607	$290,672,657
Accumulated undistributed (distributions in excess of) net investment income	—	(4,314,633)	—
Accumulated net realized gain (loss)	841,650	(24,496,414)	4,040,470
Net unrealized appreciation	26,753,825	23,011,042	5,447,328
Net assets	$316,454,602	$526,598,602	$300,160,455
Class A
Net assets	$71,639,324	$84,660,614	$22,404,838
Shares outstanding	5,281,449	7,425,175	2,207,369
Net asset value per share	$13.56	$11.40	$10.15
Maximum offering price per share	$14.20	$11.94	$10.63
Class C
Net assets	$13,684,065	$6,949,494	$5,832,039
Shares outstanding	1,008,758	609,297	575,068
Net asset value and offering price per share	$13.57	$11.41	$10.14
Class Y
Net assets	$120,844	$4,720,037	$571,646
Shares outstanding	8,903	414,991	56,155
Net asset value, offering price and redemption value per share[1]	$13.57	$11.37	$10.18
Class P
Net assets	$231,010,369	$430,268,457	$271,351,932
Shares outstanding	17,026,022	37,731,260	26,681,966
Net asset value, offering price and redemption value per share[1]	$13.57	$11.40	$10.17

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2012

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,064,013,826; $877,236,431; $363,181,471; $349,916,509; $784,809,945; $265,302,046; $94,803,434 and $447,905,125, respectively)[1]	$1,126,995,648	$1,060,892,614	$378,470,186	$410,707,049
Investment in affiliated security, at value (cost—$0; $18,572,924; $12,446,836; $38,114,969; $26,182,588; $8,124,467; $3,162,016 and $0, respectively)	—	18,572,924	12,446,836	38,114,969
Repurchase agreements, at value (cost—$28,637,000; $43,636,000; $9,342,000; $11,648,000; $11,006,000; $3,790,000; $2,785,000 and $53,131,000, respectively)	28,637,000	43,636,000	9,342,000	11,648,000
Total investments in securities, at value (cost—$1,092,650,826; $939,445,355; $384,970,307; $399,679,478; $821,998,533; $277,216,513; $100,750,450 and $501,036,125, respectively)	$1,155,632,648	$1,123,101,538	$400,259,022	$460,470,018
Cash	1,248	1,969	2,306	88,143
Cash collateral on futures	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $1,562,910; $451,443; $3,548 and $176,864, respectively)	—	—	—	—
Receivable for investments sold	—	16,755,535	4,427,947	3,556,435
Receivable for shares of beneficial interest sold	1,032,515	1,094,793	369,409	358,852
Receivable for dividends and interest	1,923,101	750,342	141,358	37,347
Swap agreements, at value[2]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for foreign tax reclaims	—	806	722	—
Other assets	43,939	42,022	25,276	26,565
Total assets	1,158,633,451	1,141,747,005	405,226,040	464,537,360
Liabilities:
Payable for investments purchased	3,688,794	7,623,795	4,808,093	1,376,005
Payable for shares of beneficial interest repurchased	1,399,609	1,306,269	546,511	699,493
Payable to affiliate	765,251	752,310	234,923	259,261
Payable to custodian	38,059	36,922	12,945	14,259
Payable for cash collateral from securities loaned	—	18,572,924	12,446,836	38,114,969
Payable for foreign withholding taxes	—	—	—	318
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $23,655,024, respectively)	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $6,950,272, respectively)	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	419,706	405,452	373,050	371,091
Total liabilities	6,311,419	28,697,672	18,422,358	40,835,396

1  Includes $0; $18,293,293; $11,986,834; $36,824,189; $24,831,491; $7,188,331; $3,022,130; and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments made by PACE Alternative Strategies Investments were $4,444,921.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,064,013,826; $877,236,431; $363,181,471; $349,916,509; $784,809,945; $265,302,046; $94,803,434 and $447,905,125, respectively)[1]	$756,339,894	$248,069,156	$110,658,010	$448,353,014
Investment in affiliated security, at value (cost—$0; $18,572,924; $12,446,836; $38,114,969; $26,182,588; $8,124,467; $3,162,016 and $0, respectively)	26,182,588	8,124,467	3,162,016	—
Repurchase agreements, at value (cost—$28,637,000; $43,636,000; $9,342,000; $11,648,000; $11,006,000; $3,790,000; $2,785,000 and $53,131,000, respectively)	11,006,000	3,790,000	2,785,000	53,131,000
Total investments in securities, at value (cost—$1,092,650,826; $939,445,355; $384,970,307; $399,679,478; $821,998,533; $277,216,513; $100,750,450 and $501,036,125, respectively)	$793,528,482	$259,983,623	$116,605,026	$501,484,014
Cash	1,501	1,940	882	1,890
Cash collateral on futures	473,000	—	—	10,143,841
Cash collateral on investments sold short	—	—	—	20,843,100
Foreign currency, at value (cost—$0; $0; $0; $0; $1,562,910; $451,443; $3,548 and $176,864, respectively)	1,579,524	452,196	3,549	177,932
Receivable for investments sold	459,959	1,237,959	248,955	4,535,843
Receivable for shares of beneficial interest sold	888,026	246,129	117,360	692,405
Receivable for dividends and interest	862,631	709,969	207,641	1,288,310
Swap agreements, at value[2]	—	—	—	7,914,494
Due from broker	—	—	—	943,445
Unrealized appreciation on forward foreign currency contracts	1,416,218	—	—	4,609,071
Receivable for variation margin on futures contracts	314,120	—	—	1,764,103
Receivable for foreign tax reclaims	575,539	6,334	5,504	41,303
Other assets	36,252	21,814	11,608	38,077
Total assets	800,135,252	262,659,964	117,200,525	554,477,828
Liabilities:
Payable for investments purchased	912,576	883,640	347,942	4,788,864
Payable for shares of beneficial interest repurchased	1,066,368	410,296	78,359	423,853
Payable to affiliate	588,581	325,346	30,868	627,882
Payable to custodian	62,635	39,113	7,089	31,802
Payable for cash collateral from securities loaned	26,182,588	8,124,467	3,162,016	—
Payable for foreign withholding taxes	124,186	505,038	30,119	38,352
Unrealized depreciation on forward foreign currency contracts	657,256	—	—	8,891,483
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $23,655,024, respectively)	—	—	—	21,128,011
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $6,950,272, respectively)	—	—	—	9,524,787
Swap agreements, at value[2]	—	—	—	8,166,023
Payable for variation margin on futures contracts	—	—	—	113,403
Due to broker	—	—	—	231,179
Accrued expenses and other liabilities	413,963	386,728	223,091	286,387
Total liabilities	30,008,153	10,674,628	3,879,484	54,252,026

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2012

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,313,887,949	$1,008,550,678	$397,696,760	$365,888,415
Accumulated undistributed (distributions in excess of) net investment income	9,215,754	2,455,658	1,328,280	(1,229,320)
Accumulated net realized loss	(233,763,493)	(81,613,186)	(27,510,073)	(1,747,671)
Net unrealized appreciation (depreciation)	62,981,822	183,656,183	15,288,715	60,790,540
Net assets	$1,152,322,032	$1,113,049,333	$386,803,682	$423,701,964
Class A
Net assets	$132,417,075	$59,434,754	$27,100,551	$36,620,019
Shares outstanding	7,667,353	3,063,603	1,632,036	2,225,477
Net asset value per share	$17.27	$19.40	$16.61	$16.45
Maximum offering price per share	$18.28	$20.53	$17.58	$17.41
Class C
Net assets	$12,438,962	$3,719,873	$4,324,644	$3,528,661
Shares outstanding	720,564	210,485	288,218	239,194
Net asset value and offering price per share	$17.26	$17.67	$15.00	$14.75
Class Y
Net assets	$15,641,665	$13,258,384	$442,738	$223,547
Shares outstanding	903,203	667,695	25,948	13,052
Net asset value, offering price and redemption value per share[1]	$17.32	$19.86	$17.06	$17.13
Class P
Net assets	$991,824,330	$1,036,636,322	$354,935,749	$383,329,737
Shares outstanding	57,458,957	52,438,058	20,946,547	22,593,228
Net asset value, offering price and redemption value per share[1]	$17.26	$19.77	$16.94	$16.97

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,088,732,620	$278,475,164	$141,576,109	$609,964,285
Accumulated undistributed (distributions in excess of) net investment income	12,231,816	1,594,936	(564,930)	5,787,726
Accumulated net realized loss	(303,328,025)	(10,433,055)	(43,549,123)	(108,993,643)
Net unrealized appreciation (depreciation)	(27,509,312)	(17,651,709)	15,858,985	(6,532,566)
Net assets	$770,127,099	$251,985,336	$113,321,041	$500,225,802
Class A
Net assets	$51,294,083	$17,558,909	$4,837,667	$43,643,744
Shares outstanding	4,408,724	1,486,721	799,957	4,666,432
Net asset value per share	$11.63	$11.81	$6.05	$9.35
Maximum offering price per share	$12.31	$12.50	$6.40	$9.89
Class C
Net assets	$2,573,248	$2,395,634	$172,110	$4,988,811
Shares outstanding	225,512	217,088	28,682	548,651
Net asset value and offering price per share	$11.41	$11.04	$6.00	$9.09
Class Y
Net assets	$18,004,385	$13,835,212	$210,358	$1,668,301
Shares outstanding	1,548,690	1,149,782	34,608	176,839
Net asset value, offering price and redemption value per share[1]	$11.63	$12.03	$6.08	$9.43
Class P
Net assets	$698,255,383	$218,195,581	$108,100,906	$449,924,946
Shares outstanding	60,177,022	18,215,929	17,832,421	47,817,314
Net asset value, offering price and redemption value per share[1]	$11.60	$11.98	$6.06	$9.41

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2012

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0 and $1,431, respectively)	$816,286	$16,598,389	$12,247,192	$33,283,397
Dividends	—	—	—	480,000
Securities lending income (includes $1; $14; $809; $983; $0; $727 and $9,381, respectively earned from an affiliated entity)	62	166	9,580	15,439
	816,348	16,598,555	12,256,772	33,778,836
Expenses:
Investment management and administration fees	1,443,175	3,786,156	2,433,865	5,186,126
Service fees–Class A	—	199,517	94,010	185,534
Service and distribution fees–Class B	—	425	307	1,175
Service and distribution fees–Class C	—	159,877	25,390	125,021
Transfer agency and related services fees	1,759,815	811,136	392,665	1,003,634
Reports and notices to shareholders	176,355	68,710	53,997	77,920
Professional fees	119,342	175,706	174,592	179,057
Custody and accounting fees	49,350	214,056	206,938	449,517
State registration fees	45,706	75,545	72,688	87,834
Trustees' fees	21,672	23,671	22,038	26,274
Insurance expense	3,946	6,712	4,992	8,143
Interest expense	—	—	9,955	1,284
Other expenses	30,160	35,658	33,361	50,491
	3,649,521	5,557,169	3,524,798	7,382,010
Fee waivers and/or expense reimbursements by investment manager and administrator	(2,874,564)	(461,851)	(255,026)	(98,104)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	15,652
Net expenses	774,957	5,095,318	3,269,772	7,299,558
Net investment income	41,391	11,503,237	8,987,000	26,479,278
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	496	19,300,742	17,417,350	17,445,392
Futures	—	—	(4,707,440)	9,722,209
Options and swaptions written	—	450,845	55,076	700,042
Investments sold short	—	1,406	—	—
Swaps	—	—	(5,859,726)	5,903,988
Forward foreign currency contracts	—	—	1,476,721	5,725,443
Foreign currency transactions	—	—	(368,587)	(1,991,372)
Net realized gain (loss)	496	19,752,993	8,013,394	37,505,702
Net change in unrealized appreciation/depreciation of:
Investments	—	(7,083,258)	735,243	21,986,855
Futures	—	—	314,580	(4,230,444)
Options and swaptions written	—	—	560	1,397,768
Investments sold short	—	2,860,356	11,343	(76,719)
Swaps	—	—	1,577,458	6,697,448
Forward foreign currency contracts	—	—	(94,942)	842,066
Other assets and liabilities denominated in foreign currency	—	—	(10,374)	(19,230)
Net change in unrealized appreciation/depreciation	—	(4,222,902)	2,533,868	26,597,744
Net realized and unrealized gain (loss) from investment activities	496	15,530,091	10,547,262	64,103,446
Net increase (decrease) in net assets resulting from operations	$41,887	$27,033,328	$19,534,262	$90,582,724

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0 and $1,431, respectively)	$11,713,839	$18,088,022	$22,609,247
Dividends	—	—	88,815
Securities lending income (includes $1; $14; $809; $983; $0; $727 and $9,381, respectively earned from an affiliated entity)	—	7,389	118,102
	11,713,839	18,095,411	22,816,164
Expenses:
Investment management and administration fees	1,717,907	4,018,346	2,195,426
Service fees–Class A	182,949	223,601	50,095
Service and distribution fees–Class B	269	82	—
Service and distribution fees–Class C	106,468	54,419	33,783
Transfer agency and related services fees	173,554	981,354	505,510
Reports and notices to shareholders	20,691	78,764	44,425
Professional fees	147,151	179,972	155,934
Custody and accounting fees	109,565	489,172	120,051
State registration fees	62,069	73,847	62,344
Trustees' fees	20,547	22,843	20,059
Insurance expense	3,430	5,490	2,576
Interest expense	—	—	—
Other expenses	29,229	32,340	30,179
	2,573,829	6,160,230	3,220,382
Fee waivers and/or expense reimbursements by investment manager and administrator	(117,790)	(547,913)	(127,772)
Recoupment of fees waived or expenses previously reimbursed	—	—	1,044
Net expenses	2,456,039	5,612,317	3,093,654
Net investment income	9,257,800	12,483,094	19,722,510
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	3,146,535	8,324,485	2,343,000
Futures	—	812,262	(338,489)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(5,747,895)	4,055,597
Foreign currency transactions	—	(4,490,463)	(766,309)
Net realized gain (loss)	3,146,535	(1,101,611)	5,293,799
Net change in unrealized appreciation/depreciation of:
Investments	10,505,028	(21,819,551)	(8,960,897)
Futures	—	(194,191)	(162,231)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(2,030,515)	966,616
Other assets and liabilities denominated in foreign currency	—	(131,028)	(55,936)
Net change in unrealized appreciation/depreciation	10,505,028	(24,175,285)	(8,212,448)
Net realized and unrealized gain (loss) from investment activities	13,651,563	(25,276,896)	(2,918,649)
Net increase (decrease) in net assets resulting from operations	$22,909,363	$(12,793,802)	$16,803,861

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
July 31, 2012

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $2; $57; $0 and $0, respectively)	$2,349	$3,166	$1,290	$1,255
Dividends (net of foreign withholding taxes of $173,375; $110,626; $5,165; $9,337; $2,149,546; $736,950; $112,393 and $225,586, respectively)	29,393,401	12,348,534	5,787,453	2,191,115
Securities lending income (includes $196; $6,719; $3,476; $8,215; $11,350; $2,211; $1,754 and $0, respectively earned from an affiliated entity)	280	831,257	107,004	217,585
	29,396,030	13,182,957	5,895,747	2,409,955
Expenses:
Investment management and administration fees	8,489,463	8,569,964	3,081,107	3,401,405
Service fees–Class A	333,733	147,547	69,228	91,922
Service and distribution fees–Class B	440	201	10	48
Service and distribution fees–Class C	129,882	37,842	44,367	36,681
Transfer agency and related services fees	1,196,254	1,115,344	1,026,082	1,031,129
Reports and notices to shareholders	101,962	96,117	89,083	78,864
Professional fees	163,900	161,231	163,283	152,456
Custody and accounting fees	446,553	431,580	152,806	167,587
State registration fees	87,876	88,354	69,733	70,015
Trustees' fees	29,095	28,691	21,211	21,643
Insurance expense	11,810	11,243	4,210	4,534
Interest expense	—	117	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	42,609	36,577	31,109	31,946
	11,033,577	10,724,808	4,752,229	5,088,230
Fee waivers and/or expense reimbursements by investment manager and administrator	(159)	(808)	(199,473)	(188,640)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	11,033,418	10,724,000	4,552,756	4,899,590
Net investment income (loss)	18,362,612	2,458,957	1,342,991	(2,489,635)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $89,898; $0 and $0, respectively)	45,563,978	77,525,004	13,349,084	30,343,266
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	1,082	—
Net realized gain (loss)	45,563,978	77,525,004	13,350,166	30,343,266
Net change in unrealized appreciation/depreciation of:
Investments	(36,563,090)	(33,725,864)	(26,247,454)	(34,367,046)
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(36,563,090)	(33,725,864)	(26,247,454)	(34,367,046)
Net realized and unrealized gain (loss) from investment activities	9,000,888	43,799,140	(12,897,288)	(4,023,780)
Net increase (decrease) in net assets resulting from operations	$27,363,500	$46,258,097	$(11,554,297)	$(6,513,415)

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $2; $57; $0 and $0, respectively)	$1,526	$635	$250	$5,101,962
Dividends (net of foreign withholding taxes of $173,375; $110,626; $5,165; $9,337; $2,149,546; $736,950; $112,393 and $225,586, respectively)	28,035,112	7,379,974	3,024,464	4,424,606
Securities lending income (includes $196; $6,719; $3,476; $8,215; $11,350; $2,211; $1,754 and $0, respectively earned from an affiliated entity)	794,364	32,532	50,806	—
	28,831,002	7,413,141	3,075,520	9,526,568
Expenses:
Investment management and administration fees	6,907,247	2,866,653	800,046	7,141,160
Service fees–Class A	136,873	46,344	10,439	122,055
Service and distribution fees–Class B	4	150	—	—
Service and distribution fees–Class C	28,269	26,888	1,737	54,664
Transfer agency and related services fees	1,070,459	925,745	455,431	491,448
Reports and notices to shareholders	103,303	91,213	34,510	77,829
Professional fees	181,272	282,370	163,644	324,946
Custody and accounting fees	746,529	510,695	75,232	438,685
State registration fees	82,855	66,122	49,285	78,748
Trustees' fees	25,440	19,907	18,228	28,609
Insurance expense	8,467	3,088	915	5,260
Interest expense	768	451	—	17,312
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	781,069
Other expenses	52,270	48,575	42,357	50,876
	9,343,756	4,888,201	1,651,824	9,612,661
Fee waivers and/or expense reimbursements by investment manager and administrator	(13)	—	(439,577)	(211,533)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	208,700
Net expenses	9,343,743	4,888,201	1,212,247	9,609,828
Net investment income (loss)	19,487,259	2,524,940	1,863,273	(83,260)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $89,898; $0 and $0, respectively)	(35,133,075)	(7,697,961)	1,952,825	(15,841,453)
Futures	(1,318,396)	—	—	6,233,283
Options and swaptions written	—	—	—	716,473
Investments sold short	—	—	—	6,726,414
Swaps	—	—	—	2,421,255
Forward foreign currency contracts	807,631	—	—	10,212,093
Foreign currency transactions	91,883	(363,366)	(52,277)	(906,784)
Net realized gain (loss)	(35,551,957)	(8,061,327)	1,900,548	9,561,281
Net change in unrealized appreciation/depreciation of:
Investments	(79,559,573)	(33,005,377)	165,622	(8,200,572)
Futures	421,345	—	—	4,631,079
Options and swaptions written	—	—	—	(2,381,989)
Investments sold short	—	—	—	399,220
Swaps	—	—	—	(3,578,840)
Forward foreign currency contracts	(204,751)	—	—	1,351,952
Other assets and liabilities denominated in foreign currency	(172,596)	(174,467)	89	(114,871)
Net change in unrealized appreciation/depreciation	(79,515,575)	(33,179,844)	165,711	(7,894,021)
Net realized and unrealized gain (loss) from investment activities	(115,067,532)	(41,241,171)	2,066,259	1,667,260
Net increase (decrease) in net assets resulting from operations	$(95,580,273)	$(38,716,231)	$3,929,532	$1,584,000

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011	2012	2011
From operations:
Net investment income	$41,391	$36,263	$11,503,237	$14,631,652	$8,987,000	$11,115,264
Net realized gains (losses)	496	(659)	19,752,993	4,748,687	8,013,394	7,081,043
Net change in unrealized appreciation/depreciation	—	—	(4,222,902)	4,370,728	2,533,868	(2,574,572)
Net increase in net assets resulting from operations	41,887	35,604	27,033,328	23,751,067	19,534,262	15,621,735
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,036,547)	(2,406,844)	(678,182)	(863,862)
Net investment income–Class B	—	—	(858)	(2,676)	(414)	(1,681)
Net investment income–Class C	—	—	(436,750)	(542,028)	(43,908)	(65,946)
Net investment income–Class Y	—	—	(1,601,468)	(1,552,096)	(22,145)	(38,926)
Net investment income–Class P	(41,391)	(36,263)	(12,784,254)	(14,214,219)	(8,578,959)	(9,834,848)
Net realized gains–Class A	—	—	(389,455)	(3,234,533)	—	—
Net realized gains–Class B	—	—	(285)	(4,578)	—	—
Net realized gains–Class C	—	—	(105,626)	(886,763)	—	—
Net realized gains–Class Y	—	—	(282,582)	(1,877,527)	—	—
Net realized gains–Class P	—	(1,389)	(2,266,496)	(17,268,828)	—	—
	(41,391)	(37,652)	(19,904,321)	(41,990,092)	(9,323,608)	(10,805,263)
From beneficial interest transactions:
Net proceeds from shares sold	494,925,726	359,119,509	122,376,857	123,731,378	94,555,070	102,696,255
Cost of shares repurchased	(523,702,775)	(379,510,934)	(140,954,155)	(180,478,574)	(106,204,595)	(132,429,235)
Proceeds from dividends reinvested	23,969	19,904	18,515,115	38,969,566	8,578,398	9,945,673
Net increase (decrease) in net assets from beneficial interest transactions	(28,753,080)	(20,371,521)	(62,183)	(17,777,630)	(3,071,127)	(19,787,307)
Redemption fees	—	—	26,868	41,268	40,317	32,209
Net increase (decrease) in net assets	(28,752,584)	(20,373,569)	7,093,692	(35,975,387)	7,179,844	(14,938,626)
Net assets:
Beginning of year	365,843,629	386,217,198	607,649,588	643,624,975	455,567,370	470,505,996
End of year	$337,091,045	$365,843,629	$614,743,280	$607,649,588	$462,747,214	$455,567,370
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$299,480	$93,823	$1,007,427	$237,492

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011
From operations:
Net investment income	$26,479,278	$27,773,398	$9,257,800	$10,007,321
Net realized gains (losses)	37,505,702	11,487,743	3,146,535	1,212,664
Net change in unrealized appreciation/depreciation	26,597,744	12,684,625	10,505,028	(303,823)
Net increase in net assets resulting from operations	90,582,724	51,945,766	22,909,363	10,916,162
Dividends and distributions to shareholders from:
Net investment income–Class A	(2,600,716)	(1,752,790)	(2,010,084)	(2,318,045)
Net investment income–Class B	(3,583)	(7,423)	(542)	(1,218)
Net investment income–Class C	(497,631)	(391,745)	(318,886)	(362,564)
Net investment income–Class Y	(147,864)	(107,818)	(3,582)	(3,901)
Net investment income–Class P	(28,400,664)	(26,840,251)	(6,924,775)	(7,322,824)
Net realized gains–Class A	(1,340,754)	(1,289,755)	—	—
Net realized gains–Class B	(3,405)	(7,592)	—	—
Net realized gains–Class C	(287,757)	(360,580)	—	—
Net realized gains–Class Y	(69,829)	(75,877)	—	—
Net realized gains–Class P	(13,831,800)	(19,163,723)	—	—
	(47,184,003)	(49,997,554)	(9,257,869)	(10,008,552)
From beneficial interest transactions:
Net proceeds from shares sold	179,327,499	189,350,728	43,632,620	56,391,695
Cost of shares repurchased	(177,314,844)	(172,483,419)	(65,317,529)	(77,508,355)
Proceeds from dividends reinvested	44,340,892	47,506,095	7,776,825	8,408,948
Net increase (decrease) in net assets from beneficial interest transactions	46,353,547	64,373,404	(13,908,084)	(12,707,712)
Redemption fees	48,013	45,160	14,289	15,262
Net increase (decrease) in net assets	89,800,281	66,366,776	(242,301)	(11,784,840)
Net assets:
Beginning of year	818,699,401	752,332,625	316,696,903	328,481,743
End of year	$908,499,682	$818,699,401	$316,454,602	$316,696,903
Accumulated undistributed (distributions in excess of) net investment income	$4,552,458	$988,102	$—	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011	2012	2011
From operations:
Net investment income (losses)	$12,483,094	$12,680,016	$19,722,510	$18,793,978	$18,362,612	$13,556,759
Net realized gains (losses)	(1,101,611)	33,114,277	5,293,799	2,050,068	45,563,978	108,714,009
Net change in unrealized appreciation/depreciation	(24,175,285)	19,108,138	(8,212,448)	2,869,112	(36,563,090)	57,535,762
Net increase (decrease) in net assets resulting from operations	(12,793,802)	64,902,431	16,803,861	23,713,158	27,363,500	179,806,530
Dividends and distributions to shareholders from:
Net investment income–Class A	(6,155,271)	(2,504,717)	(1,398,278)	(1,428,831)	(1,741,145)	(1,238,328)
Net investment income–Class B	(512)	(2,658)	—	—	(133)	—
Net investment income–Class C	(465,096)	(158,235)	(293,781)	(221,860)	(53,456)	—
Net investment income–Class Y	(346,486)	(150,612)	(33,399)	(4,034)	(241,462)	(185,964)
Net investment income–Class P	(30,504,876)	(11,903,830)	(17,987,293)	(16,282,071)	(15,109,729)	(10,356,972)
Net realized gains–Class A	—	—	(197,101)	(130,986)	—	—
Net realized gains–Class C	—	—	(45,733)	(18,866)	—	—
Net realized gains–Class Y	—	—	(4,616)	(1,874)	—	—
Net realized gains–Class P	—	—	(2,579,219)	(1,227,557)	—	—
	(37,472,241)	(14,720,052)	(22,539,420)	(19,316,079)	(17,145,925)	(11,781,264)
From beneficial interest transactions:
Net proceeds from shares sold	69,144,496	101,651,223	71,379,724	89,099,205	136,886,464	183,390,929
Cost of shares repurchased	(104,498,744)	(103,612,336)	(64,491,912)	(59,328,894)	(210,843,891)	(238,882,033)
Proceeds from dividends reinvested	34,540,470	13,558,753	21,066,129	18,090,389	16,277,750	11,209,828
Net increase (decrease) in net assets from beneficial interest transactions	(813,778)	11,597,640	27,953,941	47,860,700	(57,679,677)	(44,281,276)
Redemption fees	16,643	17,861	18,468	14,993	23,925	23,830
Net increase (decrease) in net assets	(51,063,178)	61,797,880	22,236,850	52,272,772	(47,438,177)	123,767,820
Net assets:
Beginning of year	577,661,780	515,863,900	277,923,605	225,650,833	1,199,760,209	1,075,992,389
End of year	$526,598,602	$577,661,780	$300,160,455	$277,923,605	$1,152,322,032	$1,199,760,209
Accumulated undistributed (distributions in excess of) net investment income	$(4,314,633)	$8,793,860	$—	$(2,793)	$9,215,754	$7,999,067

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011
From operations:
Net investment income (losses)	$2,458,957	$2,437,149	$1,342,991	$(291,891)
Net realized gains (losses)	77,525,004	105,162,554	13,350,166	54,858,592
Net change in unrealized appreciation/depreciation	(33,725,864)	128,680,588	(26,247,454)	18,234,910
Net increase (decrease) in net assets resulting from operations	46,258,097	236,280,291	(11,554,297)	72,801,611
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	—	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(27,666)	(26,597)	(214)	(174)
Net investment income–Class P	(2,409,749)	(1,631,101)	(71,538)	(147,159)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,437,415)	(1,657,698)	(71,752)	(147,333)
From beneficial interest transactions:
Net proceeds from shares sold	134,548,925	180,861,704	48,477,413	68,096,464
Cost of shares repurchased	(218,180,504)	(235,118,577)	(75,411,539)	(94,588,078)
Proceeds from dividends reinvested	2,330,006	1,587,210	69,150	141,912
Net increase (decrease) in net assets from beneficial interest transactions	(81,301,573)	(52,669,663)	(26,864,976)	(26,349,702)
Redemption fees	26,989	22,934	11,706	12,379
Net increase (decrease) in net assets	(37,453,902)	181,975,864	(38,479,319)	46,316,955
Net assets:
Beginning of year	1,150,503,235	968,527,371	425,283,001	378,966,046
End of year	$1,113,049,333	$1,150,503,235	$386,803,682	$425,283,001
Accumulated undistributed (distributions in excess of) net investment income	$2,455,658	$2,434,116	$1,328,280	$125,408

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011	2012	2011
From operations:
Net investment income (losses)	$(2,489,635)	$(3,116,306)	$19,487,259	$19,036,414	$2,524,940	$2,888,918
Net realized gains (losses)	30,343,266	63,060,360	(35,551,957)	37,136,849	(8,061,327)	61,907,239
Net change in unrealized appreciation/depreciation	(34,367,046)	70,447,583	(79,515,575)	74,191,414	(33,179,844)	(26,622,704)
Net increase (decrease) in net assets resulting from operations	(6,513,415)	130,391,637	(95,580,273)	130,364,677	(38,716,231)	38,173,453
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,567,928)	(1,165,174)	(172,206)	(163,519)
Net investment income–Class C	—	—	(55,784)	(33,337)	—	—
Net investment income–Class Y	—	—	(556,690)	(433,443)	(166,164)	(177,379)
Net investment income–Class P	—	—	(21,631,424)	(14,656,797)	(2,196,656)	(1,739,478)
Net realized gains–Class A	—	—	—	—	(198,675)	—
Net realized gains–Class B	—	—	—	—	(256)	—
Net realized gains–Class C	—	—	—	—	(31,489)	—
Net realized gains–Class Y	—	—	—	—	(152,682)	—
Net realized gains–Class P	—	—	—	—	(2,349,530)	—
	—	—	(23,811,826)	(16,288,751)	(5,267,658)	(2,080,376)
From beneficial interest transactions:
Net proceeds from shares sold	47,028,375	67,727,931	119,381,381	160,262,924	40,324,768	66,897,606
Cost of shares repurchased	(85,394,343)	(103,860,922)	(161,217,188)	(173,419,299)	(58,328,685)	(73,418,751)
Proceeds from dividends reinvested	—	—	22,766,345	15,566,057	5,091,320	2,000,818
Net increase (decrease) in net assets from beneficial interest transactions	(38,365,968)	(36,132,991)	(19,069,462)	2,409,682	(12,912,597)	(4,520,327)
Redemption fees	11,918	12,119	25,565	20,237	12,819	11,530
Net increase (decrease) in net assets	(44,867,465)	94,270,765	(138,435,996)	116,505,845	(56,883,667)	31,584,280
Net assets:
Beginning of year	468,569,429	374,298,664	908,563,095	792,057,250	308,869,003	277,284,723
End of year	$423,701,964	$468,569,429	$770,127,099	$908,563,095	$251,985,336	$308,869,003
Accumulated undistributed (distributions in excess of) net investment income	$(1,229,320)	$—	$12,231,816	$15,656,869	$1,594,936	$2,060,455

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	Years ended July 31,		Years ended July 31,
	2012	2011	2012	2011
From operations:
Net investment income (losses)	$1,863,273	$1,653,374	$(83,260)	$931,297
Net realized gains (losses)	1,900,548	8,727,831	9,561,281	11,921,488
Net change in unrealized appreciation/depreciation	165,711	7,182,876	(7,894,021)	325,166
Net increase (decrease) in net assets resulting from operations	3,929,532	17,564,081	1,584,000	13,177,951
Dividends and distributions to shareholders from:
Net investment income–Class A	(99,380)	(281,969)	—	(583,054)
Net investment income–Class C	(3,799)	(11,375)	—	(18,811)
Net investment income–Class Y	(5,123)	(10,901)	—	(14,369)
Net investment income–Class P	(2,459,520)	(5,732,414)	—	(5,018,074)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class B	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,567,822)	(6,036,659)	—	(5,634,308)
From beneficial interest transactions:
Net proceeds from shares sold	23,601,011	31,045,874	91,436,927	194,272,098
Cost of shares repurchased	(20,109,909)	(20,503,596)	(141,185,540)	(124,042,441)
Proceeds from dividends reinvested	2,474,017	5,791,306	—	5,436,765
Net increase (decrease) in net assets from beneficial interest transactions	5,965,119	16,333,584	(49,748,613)	75,666,422
Redemption fees	5,701	4,843	36,115	31,814
Net increase (decrease) in net assets	7,332,530	27,865,849	(48,128,498)	83,241,879
Net assets:
Beginning of year	105,988,511	78,122,662	548,354,300	465,112,421
End of year	$113,321,041	$105,988,511	$500,225,802	$548,354,300
Accumulated undistributed (distributions in excess of) net investment income	$(564,930)	$(1,847,200)	$5,787,726	$(8,331,082)

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.008	0.033
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.81%	3.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.89%	0.88%	0.90%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements by manager	0.19%	0.25%	0.27%	0.59%	0.60%
Net investment income	0.01%	0.01%	0.01%	0.78%	3.27%
Supplemental data:
Net assets, end of year (000's)	$337,091	$365,844	$386,217	$529,959	$523,243

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.31	$13.71	$13.36	$12.87	$12.72
Net investment income[1]	0.22	0.29	0.41	0.57	0.56
Net realized and unrealized gains	0.34	0.20	0.86	0.56	0.15
Net increase from operations	0.56	0.49	1.27	1.13	0.71
Dividends from net investment income	(0.34)	(0.38)	(0.46)	(0.64)	(0.56)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.41)	(0.89)	(0.92)	(0.64)	(0.56)
Net asset value, end of year	$13.46	$13.31	$13.71	$13.36	$12.87
Total investment return[2]	4.34%	3.74%	9.92%	9.09%	5.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.05%	1.06%[3]	1.08%[3]	1.07%[3]	1.12%
Expenses after fee waivers and/or expense reimbursements by manager	1.02%	1.02%[3]	1.02%[3]	1.02%[3]	1.07%
Net investment income	1.68%	2.16%	3.06%	4.41%	4.30%
Supplemental data:
Net assets, end of year (000's)	$78,764	$80,727	$92,416	$90,386	$91,614
Portfolio turnover	1,046%	1,105%	1,065%	877%	588%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.31	$13.71	$13.36	$12.87	$12.73
Net investment income[1]	0.26	0.32	0.44	0.61	0.59
Net realized and unrealized gains	0.35	0.20	0.86	0.55	0.15
Net increase from operations	0.61	0.52	1.30	1.16	0.74
Dividends from net investment income	(0.38)	(0.41)	(0.49)	(0.67)	(0.60)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.45)	(0.92)	(0.95)	(0.67)	(0.60)
Net asset value, end of year	$13.47	$13.31	$13.71	$13.36	$12.87
Total investment return[2]	4.60%	4.00%	10.20%	9.29%	5.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.86%	0.88%[3]	0.89%[3]	0.92%[3]	0.90%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%	0.77%[3]	0.77%[3]	0.77%[3]	0.82%
Net investment income	1.92%	2.42%	3.29%	4.65%	4.56%
Supplemental data:
Net assets, end of year (000's)	$61,428	$50,830	$49,486	$39,199	$25,669
Portfolio turnover	1,046%	1,105%	1,065%	877%	588%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.32	$13.72	$13.37	$12.88	$12.73
Net investment income[1]	0.16	0.22	0.35	0.51	0.50
Net realized and unrealized gains	0.34	0.20	0.85	0.55	0.14
Net increase from operations	0.50	0.42	1.20	1.06	0.64
Dividends from net investment income	(0.27)	(0.31)	(0.39)	(0.57)	(0.49)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.34)	(0.82)	(0.85)	(0.57)	(0.49)
Net asset value, end of year	$13.48	$13.32	$13.72	$13.37	$12.88
Total investment return[2]	3.81%	3.22%	9.37%	8.45%	5.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.56%	1.58%[3]	1.61%[3]	1.63%[3]	1.68%
Expenses after fee waivers and/or expense reimbursements by manager	1.52%	1.52%[3]	1.52%[3]	1.52%[3]	1.57%
Net investment income	1.19%	1.66%	2.56%	3.90%	3.80%
Supplemental data:
Net assets, end of year (000's)	$20,710	$22,064	$24,394	$24,477	$24,536
Portfolio turnover	1,046%	1,105%	1,065%	877%	588%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.32	$13.71	$13.36	$12.87	$12.72
Net investment income[1]	0.26	0.32	0.44	0.61	0.59
Net realized and unrealized gains	0.34	0.21	0.86	0.55	0.15
Net increase from operations	0.60	0.53	1.30	1.16	0.74
Dividends from net investment income	(0.38)	(0.41)	(0.49)	(0.67)	(0.59)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—
Total dividends and distributions	(0.45)	(0.92)	(0.95)	(0.67)	(0.59)
Net asset value, end of year	$13.47	$13.32	$13.71	$13.36	$12.87
Total investment return[2]	4.52%	4.08%	10.20%	9.27%	5.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.85%	0.86%[3]	0.88%[3]	0.86%[3]	0.90%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%	0.77%[3]	0.77%[3]	0.77%[3]	0.82%
Net investment income	1.93%	2.41%	3.30%	4.66%	4.55%
Supplemental data:
Net assets, end of year (000's)	$453,841	$453,931	$477,172	$422,024	$542,337
Portfolio turnover	1,046%	1,105%	1,065%	877%	588%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.15	$12.02	$11.58	$11.51	$11.39
Net investment income[1]	0.21	0.26	0.34	0.44	0.48
Net realized and unrealized gains	0.28	0.12	0.49	0.08	0.12
Net increase from operations	0.49	0.38	0.83	0.52	0.60
Dividends from net investment income	(0.22)	(0.25)	(0.39)	(0.45)	(0.48)
Net asset value, end of year	$12.42	$12.15	$12.02	$11.58	$11.51
Total investment return[2]	4.16%	3.24%	7.24%	4.88%	5.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.00%	0.99%[3]	1.00%[3]	1.02%	1.05%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%	0.93%[3]	0.93%[3]	0.93%	0.93%
Net investment income	1.73%	2.18%	2.93%	3.97%	4.10%
Supplemental data:
Net assets, end of year (000's)	$36,665	$39,022	$42,905	$45,165	$46,257
Portfolio turnover	398%	664%	974%	512%	387%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.15	$12.02	$11.59	$11.51	$11.39
Net investment income[1]	0.24	0.29	0.38	0.47	0.51
Net realized and unrealized gains	0.29	0.12	0.48	0.09	0.11
Net increase from operations	0.53	0.41	0.86	0.56	0.62
Dividends from net investment income	(0.25)	(0.28)	(0.43)	(0.48)	(0.50)
Net asset value, end of year	$12.43	$12.15	$12.02	$11.59	$11.51
Total investment return[2]	4.42%	3.49%	7.53%	5.15%	5.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%	0.83%[3]	0.74%[3]	0.68%	0.76%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%[3]	0.68%[3]	0.68%[4]	0.68%
Net investment income	1.99%	2.42%	3.19%	4.17%	4.34%
Supplemental data:
Net assets, end of year (000's)	$990	$1,277	$1,997	$2,313	$1,359
Portfolio turnover	398%	664%	974%	512%	387%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.17	$12.03	$11.59	$11.52	$11.40
Net investment income[1]	0.15	0.20	0.29	0.38	0.42
Net realized and unrealized gains	0.28	0.13	0.48	0.09	0.12
Net increase from operations	0.43	0.33	0.77	0.47	0.54
Dividends from net investment income	(0.16)	(0.19)	(0.33)	(0.40)	(0.42)
Net asset value, end of year	$12.44	$12.17	$12.03	$11.59	$11.52
Total investment return[2]	3.55%	2.80%	6.70%	4.36%	4.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.51%	1.49%[3]	1.50%[3]	1.53%	1.57%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%	1.43%[3]	1.43%[3]	1.43%	1.43%
Net investment income	1.23%	1.67%	2.43%	3.43%	3.60%
Supplemental data:
Net assets, end of year (000's)	$3,270	$3,474	$4,646	$5,185	$3,992
Portfolio turnover	398%	664%	974%	512%	387%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.16	$12.02	$11.59	$11.51	$11.39
Net investment income[1]	0.24	0.29	0.37	0.47	0.51
Net realized and unrealized gains	0.28	0.13	0.48	0.09	0.11
Net increase from operations	0.52	0.42	0.85	0.56	0.62
Dividends from net investment income	(0.25)	(0.28)	(0.42)	(0.48)	(0.50)
Net asset value, end of year	$12.43	$12.16	$12.02	$11.59	$11.51
Total investment return[2]	4.33%	3.58%	7.51%	5.14%	5.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.74%	0.72%[3]	0.73%[3]	0.74%	0.77%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%[3]	0.68%[3]	0.68%	0.68%
Net investment income	1.97%	2.43%	3.16%	4.22%	4.35%
Supplemental data:
Net assets, end of year (000's)	$421,822	$411,723	$420,801	$353,068	$404,407
Portfolio turnover	398%	664%	974%	512%	387%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.55	$14.56	$13.09	$13.75	$13.25
Net investment income[1]	0.42	0.48	0.47	0.60	0.61
Net realized and unrealized gains	1.11	0.43	1.60	0.39	0.51
Net increase from operations	1.53	0.91	2.07	0.99	1.12
Dividends from net investment income	(0.52)	(0.51)	(0.58)	(0.73)	(0.62)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.79)	(0.92)	(0.60)	(1.65)	(0.62)
Net asset value, end of year	$15.29	$14.55	$14.56	$13.09	$13.75
Total investment return[2]	10.86%	6.54%	16.09%	8.31%	8.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.04%[3]	1.09%	1.09%	1.10%	1.13%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%[3,4]	1.06%	1.06%	1.07%	1.06%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%[4]	1.06%	1.06%	1.06%	1.06%
Net investment income	2.85%	3.38%	3.36%	4.75%	4.40%
Supplemental data:
Net assets, end of year (000's)	$85,571	$56,151	$45,499	$33,293	$27,180
Portfolio turnover	162%	444%	239%	178%	236%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.54	$14.54	$13.08	$13.74	$13.25
Net investment income[1]	0.46	0.52	0.51	0.64	0.66
Net realized and unrealized gains	1.10	0.44	1.59	0.39	0.49
Net increase from operations	1.56	0.96	2.10	1.03	1.15
Dividends from net investment income	(0.55)	(0.55)	(0.62)	(0.77)	(0.66)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.82)	(0.96)	(0.64)	(1.69)	(0.66)
Net asset value, end of year	$15.28	$14.54	$14.54	$13.08	$13.74
Total investment return[2]	11.10%	6.80%	16.47%	8.68%	8.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.89%[3]	0.96%	0.85%	0.73%	0.78%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[3]	0.81%	0.81%	0.73%	0.78%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.81%	0.72%	0.78%
Net investment income	3.09%	3.62%	3.63%	5.09%	4.71%
Supplemental data:
Net assets, end of year (000's)	$5,907	$2,810	$3,058	$3,186	$3,045
Portfolio turnover	162%	444%	239%	178%	236%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.56	$14.56	$13.09	$13.75	$13.26
Net investment income[1]	0.35	0.42	0.40	0.54	0.54
Net realized and unrealized gains	1.10	0.43	1.60	0.39	0.50
Net increase from operations	1.45	0.85	2.00	0.93	1.04
Dividends from net investment income	(0.45)	(0.44)	(0.51)	(0.67)	(0.55)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.72)	(0.85)	(0.53)	(1.59)	(0.55)
Net asset value, end of year	$15.29	$14.56	$14.56	$13.09	$13.75
Total investment return[2]	10.25%	6.10%	15.52%	7.78%	7.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.52%[3]	1.53%	1.56%	1.58%	1.61%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.52%[3]	1.55%[4]	1.56%	1.57%	1.56%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.52%	1.55%[4]	1.56%	1.56%	1.56%
Net investment income	2.38%	2.88%	2.86%	4.24%	3.90%
Supplemental data:
Net assets, end of year (000's)	$21,193	$12,856	$12,289	$8,797	$5,592
Portfolio turnover	162%	444%	239%	178%	236%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.55	$14.55	$13.08	$13.74	$13.25
Net investment income[1]	0.46	0.52	0.50	0.64	0.64
Net realized and unrealized gains	1.10	0.44	1.60	0.38	0.50
Net increase from operations	1.56	0.96	2.10	1.02	1.14
Dividends from net investment income	(0.55)	(0.55)	(0.61)	(0.76)	(0.65)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—
Total dividends and distributions	(0.82)	(0.96)	(0.63)	(1.68)	(0.65)
Net asset value, end of year	$15.29	$14.55	$14.55	$13.08	$13.74
Total investment return[2]	11.09%	6.88%	16.39%	8.58%	8.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.82%[3]	0.84%	0.87%	0.87%	0.89%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[3]	0.81%	0.81%	0.82%	0.81%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.10%	3.63%	3.62%	5.00%	4.65%
Supplemental data:
Net assets, end of year (000's)	$795,829	$746,653	$691,186	$584,235	$785,267
Portfolio turnover	162%	444%	239%	178%	236%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$12.94	$12.45	$12.15	$12.22
Net investment income[1]	0.37	0.38	0.39	0.41	0.41
Net realized and unrealized gains (losses)	0.56	0.06	0.49	0.30	(0.07)
Net increase from operations	0.93	0.44	0.88	0.71	0.34
Dividends from net investment income	(0.37)	(0.38)	(0.39)	(0.41)	(0.41)
Net asset value, end of year	$13.56	$13.00	$12.94	$12.45	$12.15
Total investment return[2]	7.21%	3.49%	7.18%	5.97%	2.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.95%	0.94%	0.95%	0.96%	1.01%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%	0.93%	0.93%	0.93%	0.93%
Net investment income	2.75%	2.96%	3.08%	3.35%	3.34%
Supplemental data:
Net assets, end of year (000's)	$71,639	$73,528	$83,501	$88,167	$87,036
Portfolio turnover	32%	34%	10%	25%	16%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$12.95	$12.45	$12.16	$12.23
Net investment income[1]	0.40	0.41	0.42	0.44	0.44
Net realized and unrealized gains (losses)	0.57	0.05	0.50	0.29	(0.07)
Net increase from operations	0.97	0.46	0.92	0.73	0.37
Dividends from net investment income	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Net asset value, end of year	$13.57	$13.00	$12.95	$12.45	$12.16
Total investment return[2]	7.56%	3.67%	7.45%	6.23%	3.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.73%	0.74%	0.74%	0.76%	0.96%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	3.00%	3.21%	3.33%	3.60%	3.59%
Supplemental data:
Net assets, end of year (000's)	$121	$118	$123	$145	$136
Portfolio turnover	32%	34%	10%	25%	16%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$12.94	$12.45	$12.16	$12.22
Net investment income[1]	0.30	0.32	0.33	0.35	0.35
Net realized and unrealized gains (losses)	0.57	0.06	0.49	0.29	(0.06)
Net increase from operations	0.87	0.38	0.82	0.64	0.29
Dividends from net investment income	(0.30)	(0.32)	(0.33)	(0.35)	(0.35)
Net asset value, end of year	$13.57	$13.00	$12.94	$12.45	$12.16
Total investment return[2]	6.76%	2.97%	6.65%	5.36%	2.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.46%	1.47%	1.52%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%	1.43%	1.43%	1.43%	1.43%
Net investment income	2.25%	2.46%	2.58%	2.85%	2.84%
Supplemental data:
Net assets, end of year (000's)	$13,684	$13,943	$15,767	$15,474	$13,905
Portfolio turnover	32%	34%	10%	25%	16%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$12.95	$12.45	$12.16	$12.22
Net investment income[1]	0.40	0.41	0.42	0.44	0.44
Net realized and unrealized gains (losses)	0.57	0.05	0.50	0.29	(0.06)
Net increase from operations	0.97	0.46	0.92	0.73	0.38
Dividends from net investment income	(0.40)	(0.41)	(0.42)	(0.44)	(0.44)
Net asset value, end of year	$13.57	$13.00	$12.95	$12.45	$12.16
Total investment return[2]	7.56%	3.67%	7.54%	6.14%	3.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.72%	0.72%	0.74%	0.74%	0.79%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	3.00%	3.21%	3.33%	3.61%	3.59%
Supplemental data:
Net assets, end of year (000's)	$231,010	$229,062	$229,028	$187,814	$242,033
Portfolio turnover	32%	34%	10%	25%	16%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$12.52	$11.43	$11.64	$11.84	$11.38
Net investment income[2]	0.25	0.26	0.27	0.30	0.25
Net realized and unrealized gains (losses)	(0.56)	1.13	0.24	(0.06)	1.14
Net increase (decrease) from operations	(0.31)	1.39	0.51	0.24	1.39
Dividends from net investment income	(0.81)	(0.30)	(0.70)	(0.44)	(0.93)
Return of capital	—	—	(0.02)	—	—
Total dividends and return of capital	(0.81)	(0.30)	(0.72)	(0.44)	(0.93)
Net asset value, end of year	$11.40	$12.52	$11.43	$11.64	$11.84
Total investment return[3]	(2.33)%	12.36%	4.32%	2.35%	12.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.27%	1.26%	1.30%	1.32%	1.35%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.21%[4]	1.22%[4]	1.25%[4]	1.25%	1.25%
Net investment income	2.16%	2.16%	2.30%	2.83%	2.07%
Supplemental data:
Net assets, end of year (000's)	$84,661	$98,636	$98,039	$103,708	$118,784
Portfolio turnover	40%	66%	67%	37%	65%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$12.49	$11.40	$11.63	$11.83	$11.36
Net investment income[2]	0.28	0.28	0.30	0.34	0.29
Net realized and unrealized gains (losses)	(0.57)	1.14	0.23	(0.07)	1.15
Net increase (decrease) from operations	(0.29)	1.42	0.53	0.27	1.44
Dividends from net investment income	(0.83)	(0.33)	(0.74)	(0.47)	(0.97)
Return of capital	—	—	(0.02)	—	—
Total dividends and return of capital	(0.83)	(0.33)	(0.76)	(0.47)	(0.97)
Net asset value, end of year	$11.37	$12.49	$11.40	$11.63	$11.83
Total investment return[3]	(2.04)%	12.54%	4.68%	2.71%	13.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.11%	1.11%	1.01%	0.94%	0.99%
Expenses after fee waivers and/or expense reimbursements by manager	1.00%	1.00%	0.96%	0.89%	0.93%
Net investment income	2.37%	2.38%	2.57%	3.19%	2.40%
Supplemental data:
Net assets, end of year (000's)	$4,720	$5,216	$5,825	$7,773	$10,253
Portfolio turnover	40%	66%	67%	37%	65%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$12.52	$11.43	$11.64	$11.85	$11.38
Net investment income[2]	0.20	0.20	0.21	0.25	0.19
Net realized and unrealized gains (losses)	(0.56)	1.14	0.24	(0.08)	1.15
Net increase (decrease) from operations	(0.36)	1.34	0.45	0.17	1.34
Dividends from net investment income	(0.75)	(0.25)	(0.64)	(0.38)	(0.87)
Return of capital	—	—	(0.02)	—	—
Total dividends and return of capital	(0.75)	(0.25)	(0.66)	(0.38)	(0.87)
Net asset value, end of year	$11.41	$12.52	$11.43	$11.64	$11.85
Total investment return[3]	(2.72)%	11.83%	3.81%	1.85%	12.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.75%	1.74%	1.77%	1.80%	1.84%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.69%	1.69%	1.72%[4]	1.75%[4]	1.75%
Net investment income	1.68%	1.69%	1.83%	2.32%	1.57%
Supplemental data:
Net assets, end of year (000's)	$6,949	$8,034	$7,154	$7,234	$7,161
Portfolio turnover	40%	66%	67%	37%	65%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$12.52	$11.43	$11.64	$11.84	$11.38
Net investment income[2]	0.28	0.28	0.30	0.33	0.28
Net realized and unrealized gains (losses)	(0.57)	1.14	0.23	(0.07)	1.14
Net increase (decrease) from operations	(0.29)	1.42	0.53	0.26	1.42
Dividends from net investment income	(0.83)	(0.33)	(0.72)	(0.46)	(0.96)
Return of capital	—	—	(0.02)	—	—
Total dividends and return of capital	(0.83)	(0.33)	(0.74)	(0.46)	(0.96)
Net asset value, end of year	$11.40	$12.52	$11.43	$11.64	$11.84
Total investment return[3]	(2.12)%	12.60%	4.65%	2.60%	12.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.11%	1.11%	1.15%	1.17%	1.18%
Expenses after fee waivers and/or expense reimbursements by manager	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.37%	2.38%	2.56%	3.09%	2.32%
Supplemental data:
Net assets, end of year (000's)	$430,268	$465,625	$404,680	$364,616	$534,097
Portfolio turnover	40%	66%	67%	37%	65%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,

	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.39	$10.17	$8.94	$9.04	$9.60
Net investment income[2]	0.69	0.75	0.82	0.66	0.60
Net realized and unrealized gains (losses)	(0.12)	0.25	1.21	0.02	(0.54)
Net increase from operations	0.57	1.00	2.03	0.68	0.06
Dividends from net investment income	(0.70)	(0.73)	(0.74)	(0.78)	(0.59)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—	(0.01)
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.81)	(0.78)	(0.80)	(0.78)	(0.62)
Net asset value, end of period	$10.15	$10.39	$10.17	$8.94	$9.04
Total investment return[3]	5.97%	10.00%	23.35%	9.49%	0.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.32%	1.31%	1.35%	1.46%	1.59%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.33%[5]	1.33%[5]	1.35%[5]	1.35%	1.35%
Net investment income	7.01%	7.11%	8.36%	8.46%	6.43%
Supplemental data:
Net assets, end of period (000's)	$22,405	$25,550	$13,158	$7,538	$2,181
Portfolio turnover	20%	36%	30%	49%	25%

	Class Y
	Years ended July 31,			Period ended
				July 31,
	2012	2011	2010	2009[6]
Net asset value, beginning of period	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.72	0.74	0.85	0.42
Net realized and unrealized gains (losses)	(0.12)	0.28	1.22	2.11
Net increase from operations	0.60	1.02	2.07	2.53
Dividends from net investment income	(0.73)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—
Total dividends, distributions and return of capital	(0.84)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$10.18	$10.42	$10.20	$8.95
Total investment return[3]	6.29%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.03%	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.03%	1.05%[5]	1.10%	1.10%[4]
Net investment income	7.25%	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$572	$385	$9	$7
Portfolio turnover	20%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Years ended July 31,			Period ended
				July 31,
	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.64	0.71	0.77	0.29
Net realized and unrealized gains (losses)	(0.12)	0.24	1.21	1.54
Net increase from operations	0.52	0.95	1.98	1.83
Dividends from net investment income	(0.65)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—
Total dividends, distributions and return of capital	(0.76)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.14	$10.38	$10.16	$8.93
Total investment return[3]	5.51%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.77%	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.77%	1.77%	1.81%[5]	1.85%[4]
Net investment income	6.49%	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$5,832	$3,791	$2,834	$1,819
Portfolio turnover	20%	36%	30%	49%

	Class P
	Years ended July 31,

	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.41	$10.18	$8.95	$9.04	$9.61
Net investment income[2]	0.72	0.77	0.85	0.69	0.63
Net realized and unrealized gains (losses)	(0.14)	0.26	1.20	0.02	(0.56)
Net increase from operations	0.58	1.03	2.05	0.71	0.07
Dividends from net investment income	(0.71)	(0.75)	(0.76)	(0.80)	(0.61)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—	(0.01)
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.82)	(0.80)	(0.82)	(0.80)	(0.64)
Net asset value, end of period	$10.17	$10.41	$10.18	$8.95	$9.04
Total investment return[3]	6.19%	10.30%	23.60%	9.87%	0.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.15%	1.15%	1.19%	1.34%	1.31%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.21%	7.36%	8.60%	8.80%	6.68%
Supplemental data:
Net assets, end of period (000's)	$271,352	$248,197	$209,650	$147,029	$142,985
Portfolio turnover	20%	36%	30%	49%	25%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$17.10	$14.76	$13.16	$16.67	$22.41
Net investment income (loss)[2]	0.24	0.16	0.12	0.19	0.25
Net realized and unrealized gains (losses)	0.15	2.31	1.62	(3.44)	(3.34)
Net increase (decrease) from operations	0.39	2.47	1.74	(3.25)	(3.09)
Dividends from net investment income	(0.22)	(0.13)	(0.14)	(0.26)	(0.11)
Distributions from net realized gains	—	—	—	—	(2.54)
Total dividends and distributions	(0.22)	(0.13)	(0.14)	(0.26)	(2.65)
Net asset value, end of year	$17.27	$17.10	$14.76	$13.16	$16.67
Total investment return[4]	2.41%	16.79%	13.20%	(19.27)%	(15.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%	1.17%	1.20%	1.24%	1.22%
Expenses after fee waivers and/or expense reimbursements by manager	1.18%	1.17%	1.20%	1.24%	1.09%
Net investment income (loss)	1.43%	0.94%	0.81%	1.52%	1.26%
Supplemental data:
Net assets, end of year (000's)	$132,417	$147,471	$143,284	$146,510	$217,986
Portfolio turnover	62%	49%	61%	87%	161%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$17.15	$14.81	$13.21	$16.75	$22.51
Net investment income[2]	0.28	0.20	0.16	0.23	0.32
Net realized and unrealized gains (losses)	0.15	2.31	1.63	(3.45)	(3.35)
Net increase (decrease) from operations	0.43	2.51	1.79	(3.22)	(3.03)
Dividends from net investment income	(0.26)	(0.17)	(0.19)	(0.32)	(0.19)
Distributions from net realized gains	—	—	—	—	(2.54)
Total dividends and distributions	(0.26)	(0.17)	(0.19)	(0.32)	(2.73)
Net asset value, end of year	$17.32	$17.15	$14.81	$13.21	$16.75
Total investment return[4]	2.68%	17.00%	13.55%	(18.93)%	(15.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.94%	0.89%	0.86%	0.89%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.94%	0.89%	0.86%	0.76%
Net investment income	1.66%	1.17%	1.11%	1.90%	1.59%
Supplemental data:
Net assets, end of year (000's)	$15,642	$16,984	$17,345	$23,834	$33,809
Portfolio turnover	62%	49%	61%	87%	161%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$17.07	$14.73	$13.15	$16.59	$22.36
Net investment income (loss)[2]	0.10	0.02	(0.00)[3]	0.09	0.09
Net realized and unrealized gains (losses)	0.16	2.32	1.61	(3.41)	(3.32)
Net increase (decrease) from operations	0.26	2.34	1.61	(3.32)	(3.23)
Dividends from net investment income	(0.07)	—	(0.03)	(0.12)	—
Distributions from net realized gains	—	—	—	—	(2.54)
Total dividends and distributions	(0.07)		(0.03)	(0.12)	(2.54)
Net asset value, end of year	$17.26	$17.07	$14.73	$13.15	$16.59
Total investment return[4]	1.55%	15.81%	12.31%	(19.89)%	(16.24)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.98%	1.96%	2.02%	2.05%	2.01%
Expenses after fee waivers and/or expense reimbursements by manager	1.98%	1.98%[5]	2.02%[5]	2.02%	1.88%
Net investment income (loss)	0.63%	0.13%	(0.01)%	0.74%	0.47%
Supplemental data:
Net assets, end of year (000's)	$12,439	$14,807	$15,272	$16,560	$24,765
Portfolio turnover	62%	49%	61%	87%	161%
	Class P
	Years ended July 31,
	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$17.10	$14.76	$13.16	$16.69	$22.44
Net investment income[2]	0.28	0.20	0.16	0.22	0.30
Net realized and unrealized gains (losses)	0.14	2.31	1.61	(3.44)	(3.34)
Net increase (decrease) from operations	0.42	2.51	1.77	(3.22)	(3.04)
Dividends from net investment income	(0.26)	(0.17)	(0.17)	(0.31)	(0.17)
Distributions from net realized gains	—	—	—	—	(2.54)
Total dividends and distributions	(0.26)	(0.17)	(0.17)	(0.31)	(2.71)
Net asset value, end of year	$17.26	$17.10	$14.76	$13.16	$16.69
Total investment return[4]	2.64%	17.07%	13.48%	(19.01)%	(15.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.93%	0.93%	0.95%	0.99%	0.98%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.93%	0.93%	0.95%	0.99%	0.85%
Net investment income	1.66%	1.18%	1.05%	1.76%	1.51%
Supplemental data:
Net assets, end of year (000's)	$991,824	$1,020,412	$899,926	$819,420	$1,159,915
Portfolio turnover	62%	49%	61%	87%	161%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011[1]	2010[2]	2009	2008[3]
Net asset value, beginning of year	$18.62	$14.95	$13.36	$16.67	$18.18
Net investment income (loss)[4]	(0.00)[5]	(0.00)[5]	(0.01)	0.03	0.00[5]
Net realized and unrealized gains (losses)	0.78	3.67	1.63	(3.27)	(1.03)
Net increase (decrease) from operations	0.78	3.67	1.62	(3.24)	(1.03)
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	—	—	—	(0.07)	(0.48)
Total dividends and distributions	—	—	(0.03)	(0.07)	(0.48)
Net asset value, end of year	$19.40	$18.62	$14.95	$13.36	$16.67
Total investment return[6]	4.19%	24.55%	12.12%	(19.39)%	(5.94)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.23%	1.23%	1.26%	1.30%	1.25%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.23%	1.22%	1.23%	1.26%	1.20%
Net investment income (loss)	(0.02)%	(0.02)%	(0.08)%	0.21%	0.00%[7]
Supplemental data:
Net assets, end of year (000's)	$59,435	$64,315	$55,978	$56,038	$77,628
Portfolio turnover	54%	84%	91%	100%	120%
	Class Y
	Years ended July 31,
	2012	2011[1]	2010[2]	2009	2008[3]
Net asset value, beginning of year	$19.05	$15.29	$13.67	$17.03	$18.54
Net investment income[4]	0.04	0.04	0.04	0.08	0.07
Net realized and unrealized gains (losses)	0.81	3.75	1.67	(3.34)	(1.05)
Net increase (decrease) from operations	0.85	3.79	1.71	(3.26)	(0.98)
Dividends from net investment income	(0.04)	(0.03)	(0.09)	(0.03)	(0.05)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)
Total dividends and distributions	(0.04)	(0.03)	(0.09)	(0.10)	(0.53)
Net asset value, end of year	$19.86	$19.05	$15.29	$13.67	$17.03
Total investment return[6]	4.49%	24.83%	12.49%	(19.04)%	(5.64)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.97%	0.99%	0.94%	0.88%	0.87%
Expenses after fee waivers and/or expense reimbursements by manager	0.97%	0.98%	0.91%	0.84%	0.82%
Net investment income	0.23%	0.22%	0.25%	0.63%	0.38%
Supplemental data:
Net assets, end of year (000's)	$13,258	$13,858	$12,619	$16,885	$23,263
Portfolio turnover	54%	84%	91%	100%	120%
1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Amount represents less than 0.005%.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2012	2011[1]	2010[2]	2009	2008[3]
Net asset value, beginning of year	$17.10	$13.84	$12.45	$15.66	$17.26
Net investment income (loss)[4]	(0.14)	(0.14)	(0.12)	(0.07)	(0.14)
Net realized and unrealized gains (losses)	0.71	3.40	1.51	(3.07)	(0.98)
Net increase (decrease) from operations	0.57	3.26	1.39	(3.14)	(1.12)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.07)	(0.48)
Total dividends and distributions	—	—	—	(0.07)	(0.48)
Net asset value, end of year	$17.67	$17.10	$13.84	$12.45	$15.66
Total investment return[6]	3.33%	23.47%	11.24%	(20.00)%	(6.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.07%	2.07%	2.13%	2.20%	2.09%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.05%	2.05%	2.04%[8]
Net investment income (loss)	(0.84)%	(0.84)%	(0.90)%	(0.57)%	(0.84)%
Supplemental data:
Net assets, end of year (000's)	$3,720	$4,209	$3,956	$4,170	$6,120
Portfolio turnover	54%	84%	91%	100%	120%
	Class P
	Years ended July 31,
	2012	2011[1]	2010[2]	2009	2008[3]
Net asset value, beginning of year	$18.97	$15.21	$13.59	$16.94	$18.45
Net investment income[4]	0.05	0.04	0.03	0.06	0.05
Net realized and unrealized gains (losses)	0.79	3.75	1.66	(3.32)	(1.04)
Net increase (decrease) from operations	0.84	3.79	1.69	(3.26)	(0.99)
Dividends from net investment income	(0.04)	(0.03)	(0.07)	(0.02)	(0.04)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)
Total dividends and distributions	(0.04)	(0.03)	(0.07)	(0.09)	(0.52)
Net asset value, end of year	$19.77	$18.97	$15.21	$13.59	$16.94
Total investment return[6]	4.48%	24.92%	12.42%	(19.19)%	(5.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.96%	0.97%	0.99%	1.01%	0.96%
Expenses after fee waivers and/or expense reimbursements by manager	0.96%	0.96%	0.96%	0.97%	0.91%
Net investment income	0.24%	0.24%	0.19%	0.50%	0.29%
Supplemental data:
Net assets, end of year (000's)	$1,036,636	$1,068,052	$895,889	$822,192	$1,230,206
Portfolio turnover	54%	84%	91%	100%	120%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012[1]	2011	2010	2009[2]	2008
Net asset value, beginning of year	$17.05	$14.28	$11.99	$14.27	$19.29
Net investment income (loss)[3]	0.03	(0.03)	(0.01)	0.05	0.06
Net realized and unrealized gains (losses)	(0.47)	2.80	2.31	(2.25)	(3.01)
Net increase (decrease) from operations	(0.44)	2.77	2.30	(2.20)	(2.95)
Dividends from net investment income	—	—	(0.01)	(0.08)	(0.00)[4]
Distributions from net realized gains	—	—	—	(0.00)[4]	(2.07)
Total dividends and distributions	—	—	(0.01)	(0.08)	(2.07)
Net asset value, end of year	$16.61	$17.05	$14.28	$11.99	$14.27
Total investment return[5]	(2.58)%	19.40%	19.17%	(15.29)%	(16.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.32%	1.29%	1.35%	1.39%	1.29%
Expenses after fee waivers and/or expense reimbursements by manager	1.32%	1.29%	1.35%	1.38%	1.29%
Net investment income (loss)	0.21%	(0.18)%	(0.05)%	0.44%	0.34%
Supplemental data:
Net assets, end of year (000's)	$27,101	$32,166	$27,920	$24,661	$37,185
Portfolio turnover	72%	70%	81%	111%	43%
	Class Y
	Years ended July 31,
	2012[1]	2011	2010	2009[2]	2008
Net asset value, beginning of year	$17.51	$14.63	$12.29	$14.64	$19.73
Net investment income (loss)[3]	0.06	0.01	0.07	0.09	0.11
Net realized and unrealized gains (losses)	(0.50)	2.88	2.32	(2.31)	(3.07)
Net increase (decrease) from operations	(0.44)	2.89	2.39	(2.22)	(2.96)
Dividends from net investment income	(0.01)	(0.01)	(0.05)	(0.13)	(0.06)
Distributions from net realized gains	—	—	—	(0.00)[4]	(2.07)
Total dividends and distributions	(0.01)	(0.01)	(0.05)	(0.13)	(2.13)
Net asset value, end of year	$17.06	$17.51	$14.63	$12.29	$14.64
Total investment return[5]	(2.45)%	19.74%	19.50%	(14.92)%	(15.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.16%	1.08%	0.97%	0.98%	0.95%
Expenses after fee waivers and/or expense reimbursements by manager	1.16%	1.08%	0.97%	0.97%	0.95%
Net investment income (loss)	0.36%	0.03%	0.47%	0.85%	0.68%
Supplemental data:
Net assets, end of year (000's)	$443	$371	$318	$3,255	$4,443
Portfolio turnover	72%	70%	81%	111%	43%

1  A portion of the investment advisory function for this Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012. Buckhead Capital Management, LLC, Systematic Financial Management, L.P. and Met West Capital Management, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Years ended July 31,
	2012[1]	2011	2010	2009[2]	2008
Net asset value, beginning of year	$15.53	$13.10	$11.07	$13.18	$18.12
Net investment income (loss)[3]	(0.08)	(0.14)	(0.10)	(0.03)	(0.06)
Net realized and unrealized gains (losses)	(0.45)	2.57	2.13	(2.08)	(2.81)
Net increase (decrease) from operations	(0.53)	2.43	2.03	(2.11)	(2.87)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.00)[4]	(2.07)
Total dividends and distributions	—	—	—	(0.00)[4]	(2.07)
Net asset value, end of year	$15.00	$15.53	$13.10	$11.07	$13.18
Total investment return[5]	(3.35)%	18.55%	18.34%	(15.98)%	(16.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.07%	2.05%	2.11%	2.15%	2.06%
Expenses after fee waivers and/or expense reimbursements by manager	2.07%	2.05%	2.11%	2.14%	2.06%
Net investment income (loss)	(0.54)%	(0.93)%	(0.80)%	(0.32)%	(0.42)%
Supplemental data:
Net assets, end of year (000's)	$4,325	$5,109	$5,178	$5,603	$8,400
Portfolio turnover	72%	70%	81%	111%	43%
	Class P
	Years ended July 31,
	2012[1]	2011	2010	2009[2]	2008
Net asset value, beginning of year	$17.38	$14.53	$12.20	$14.53	$19.60
Net investment income (loss)[3]	0.06	(0.01)	0.02	0.07	0.08
Net realized and unrealized gains (losses)	(0.50)	2.87	2.34	(2.30)	(3.05)
Net increase (decrease) from operations	(0.44)	2.86	2.36	(2.23)	(2.97)
Dividends from net investment income	(0.00)[4]	(0.01)	(0.03)	(0.10)	(0.03)
Distributions from net realized gains	—	—	—	(0.00)[4]	(2.07)
Total dividends and distributions	(0.00)[4]	(0.01)	(0.03)	(0.10)	(2.10)
Net asset value, end of year	$16.94	$17.38	$14.53	$12.20	$14.53
Total investment return[5]	(2.51)%	19.66%	19.38%	(15.14)%	(16.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.22%	1.17%	1.25%	1.32%	1.18%
Expenses after fee waivers and/or expense reimbursements by manager	1.16%	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	0.37%	(0.05)%	0.14%	0.66%	0.48%
Supplemental data:
Net assets, end of year (000's)	$354,936	$387,634	$345,494	$310,059	$428,819
Portfolio turnover	72%	70%	81%	111%	43%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010	2009[1]	2008
Net asset value, beginning of year	$16.66	$12.28	$10.63	$13.06	$17.30
Net investment loss[2]	(0.12)	(0.13)	(0.09)	(0.05)	(0.11)
Net realized and unrealized gains (losses)	(0.09)	4.51	1.74	(2.38)	(1.53)
Net increase (decrease) from operations	(0.21)	4.38	1.65	(2.43)	(1.64)
Distributions from net realized gains	—	—	—	—	(2.60)
Net asset value, end of year	$16.45	$16.66	$12.28	$10.63	$13.06
Total investment return[3]	(1.26)%	35.67%	15.52%	(18.61)%	(11.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.30%	1.28%	1.35%	1.40%	1.31%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.30%	1.28%	1.35%[4]	1.38%	1.31%
Net investment loss	(0.73)%	(0.83)%	(0.71)%	(0.56)%	(0.70)%
Supplemental data:
Net assets, end of year (000's)	$36,620	$40,992	$32,053	$29,429	$41,494
Portfolio turnover	94%	103%	133%	154%	128%
	Class Y
	Years ended July 31,
	2012	2011	2010	2009[1]	2008
Net asset value, beginning of year	$17.31	$12.74	$11.02	$13.47	$17.71
Net investment loss[2]	(0.10)	(0.10)	(0.02)	(0.01)	(0.05)
Net realized and unrealized gains (losses)	(0.08)	4.67	1.74	(2.44)	(1.59)
Net increase (decrease) from operations	(0.18)	4.57	1.72	(2.45)	(1.64)
Distributions from net realized gains	—	—	—	—	(2.60)
Net asset value, end of year	$17.13	$17.31	$12.74	$11.02	$13.47
Total investment return[3]	(1.04)%	35.87%	15.71%	(18.26)%	(11.09)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.25%	1.08%	0.94%	0.96%	0.94%
Expenses after fee waivers and/or expense reimbursements by manager	1.13%	1.08%	0.94%	0.96%	0.94%
Net investment loss	(0.59)%	(0.61)%	(0.14)%	(0.15)%	(0.33)%
Supplemental data:
Net assets, end of year (000's)	$224	$98	$62	$4,369	$5,671
Portfolio turnover	94%	103%	133%	154%	128%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Years ended July 31,
	2012	2011	2010	2009[1]	2008
Net asset value, beginning of year	$15.05	$11.19	$9.76	$12.07	$16.30
Net investment loss[2]	(0.21)	(0.23)	(0.16)	(0.11)	(0.21)
Net realized and unrealized gains (losses)	(0.09)	4.09	1.59	(2.20)	(1.42)
Net increase (decrease) from operations	(0.30)	3.86	1.43	(2.31)	(1.63)
Distributions from net realized gains	—	—	—	—	(2.60)
Net asset value, end of year	$14.75	$15.05	$11.19	$9.76	$12.07
Total investment return[3]	(1.99)%	34.50%	14.65%	(19.21)%	(12.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.13%	2.19%	2.08%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.09%[4]	2.13%[4]	2.13%	2.08%
Net investment loss	(1.49)%	(1.63)%	(1.49)%	(1.30)%	(1.47)%
Supplemental data:
Net assets, end of year (000's)	$3,529	$4,158	$3,217	$3,285	$4,991
Portfolio turnover	94%	103%	133%	154%	128%
	Class P
	Years ended July 31,
	2012	2011	2010	2009[1]	2008
Net asset value, beginning of year	$17.14	$12.62	$10.90	$13.36	$17.61
Net investment loss[2]	(0.09)	(0.11)	(0.06)	(0.03)	(0.08)
Net realized and unrealized gains (losses)	(0.08)	4.63	1.78	(2.43)	(1.57)
Net increase (decrease) from operations	(0.17)	4.52	1.72	(2.46)	(1.65)
Distributions from net realized gains	—	—	—	—	(2.60)
Net asset value, end of year	$16.97	$17.14	$12.62	$10.90	$13.36
Total investment return[3]	(0.99)%	35.82%	15.78%	(18.41)%	(11.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%	1.16%	1.23%	1.31%	1.17%
Expenses after fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.56)%	(0.67)%	(0.50)%	(0.31)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$383,330	$423,310	$338,951	$310,425	$456,354
Portfolio turnover	94%	103%	133%	154%	128%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$13.41	$11.72	$11.72	$16.17	$21.27
Net investment income[2]	0.26	0.25	0.19	0.27	0.41
Net realized and unrealized gains (losses)	(1.71)	1.66	0.06	(4.22)	(2.99)
Net increase (decrease) from operations	(1.45)	1.91	0.25	(3.95)	(2.58)
Dividends from net investment income	(0.33)	(0.22)	(0.25)	(0.50)	(0.28)
Distributions from net realized gains	—	—	—	—	(2.24)
Total dividends and distributions	(0.33)	(0.22)	(0.25)	(0.50)	(2.52)
Net asset value, end of year	$11.63	$13.41	$11.72	$11.72	$16.17
Total investment return[3]	(10.58)%	16.37%	2.05%	(24.02)%	(13.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.43%[4]	1.40%	1.43%	1.46%	1.37%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%[4]	1.40%[5]	1.43%	1.46%	1.37%
Net investment income	2.27%	1.91%	1.54%	2.47%	2.16%
Supplemental data:
Net assets, end of year (000's)	$51,294	$66,904	$66,355	$71,466	$106,380
Portfolio turnover	44%	66%	60%	60%	54%
	Class Y
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$13.41	$11.71	$11.72	$16.20	$21.30
Net investment income[2]	0.29	0.28	0.22	0.31	0.48
Net realized and unrealized gains (losses)	(1.70)	1.67	0.07	(4.23)	(2.98)
Net increase (decrease) from operations	(1.41)	1.95	0.29	(3.92)	(2.50)
Dividends from net investment income	(0.37)	(0.25)	(0.30)	(0.56)	(0.36)
Distributions from net realized gains	—	—	—	—	(2.24)
Total dividends and distributions	(0.37)	(0.25)	(0.30)	(0.56)	(2.60)
Net asset value, end of year	$11.63	$13.41	$11.71	$11.72	$16.20
Total investment return[3]	(10.37)%	16.65%	2.43%	(23.73)%	(13.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[4]	1.16%	1.10%	1.06%	1.02%
Expenses after fee waivers and/or expense reimbursements by manager	1.18%[4]	1.16%[5]	1.10%	1.06%	1.02%
Net investment income	2.51%	2.14%	1.77%	2.89%	2.51%
Supplemental data:
Net assets, end of year (000's)	$18,004	$21,046	$23,368	$33,012	$50,655
Portfolio turnover	44%	66%	60%	60%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$13.14	$11.47	$11.49	$15.79	$20.81
Net investment income[2]	0.16	0.14	0.08	0.17	0.25
Net realized and unrealized gains (losses)	(1.67)	1.64	0.05	(4.11)	(2.92)
Net increase (decrease) from operations	(1.51)	1.78	0.13	(3.94)	(2.67)
Dividends from net investment income	(0.22)	(0.11)	(0.15)	(0.36)	(0.11)
Distributions from net realized gains	—	—	—	—	(2.24)
Total dividends and distributions	(0.22)	(0.11)	(0.15)	(0.36)	(2.35)
Net asset value, end of year	$11.41	$13.14	$11.47	$11.49	$15.79
Total investment return[3]	(11.35)%	15.57%	1.10%	(24.67)%	(14.42)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.27%[4]	2.23%	2.26%	2.31%	2.18%
Expenses after fee waivers and/or expense reimbursements by manager	2.27%[4]	2.23%[5]	2.26%	2.31%	2.18%
Net investment income	1.41%	1.08%	0.69%	1.62%	1.33%
Supplemental data:
Net assets, end of year (000's)	$2,573	$3,601	$3,769	$4,342	$6,949
Portfolio turnover	44%	66%	60%	60%	54%
	Class P
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$13.39	$11.69	$11.70	$16.16	$21.27
Net investment income[2]	0.29	0.29	0.22	0.29	0.46
Net realized and unrealized gains (losses)	(1.71)	1.66	0.05	(4.21)	(2.99)
Net increase (decrease) from operations	(1.42)	1.95	0.27	(3.92)	(2.53)
Dividends from net investment income	(0.37)	(0.25)	(0.28)	(0.54)	(0.34)
Distributions from net realized gains	—	—	—	—	(2.24)
Total dividends and distributions	(0.37)	(0.25)	(0.28)	(0.54)	(2.58)
Net asset value, end of year	$11.60	$13.39	$11.69	$11.70	$16.16
Total investment return[3]	(10.39)%	16.79%	2.21%	(23.81)%	(13.53)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[4]	1.16%	1.18%	1.22%	1.12%
Expenses after fee waivers and/or expense reimbursements by manager	1.18%[4]	1.16%[5]	1.18%	1.22%	1.12%
Net investment income	2.54%	2.20%	1.80%	2.72%	2.44%
Supplemental data:
Net assets, end of year (000's)	$698,255	$817,011	$698,546	$684,359	$1,048,105
Portfolio turnover	44%	66%	60%	60%	54%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$13.80	$12.19	$10.58	$19.46	$23.61
Net investment income (loss)[2]	0.11	0.12	0.09	0.20	0.25
Net realized and unrealized gains (losses)	(1.86)	1.59	1.68	(5.71)	(0.49)
Net increase (decrease) from operations	(1.75)	1.71	1.77	(5.51)	(0.24)
Dividends from net investment income	(0.11)	(0.10)	(0.16)	(0.13)	(0.27)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.24)	(0.10)	(0.16)	(3.37)	(3.91)
Net asset value, end of year	$11.81	$13.80	$12.19	$10.58	$19.46
Total investment return[3]	(12.52)%	14.01%	16.81%	(21.37)%	(2.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.90%	1.84%	1.87%	1.93%	1.86%
Expenses after fee waivers and/or expense reimbursements by manager	1.90%	1.84%[4]	1.87%	1.93%	1.86%
Net investment income (loss)	0.93%	0.87%	0.75%	2.06%	1.14%
Supplemental data:
Net assets, end of year (000's)	$17,559	$22,648	$19,111	$17,784	$29,938
Portfolio turnover	30%	111%	60%	77%	53%
	Class Y
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$14.06	$12.41	$10.78	$19.79	$23.95
Net investment income[2]	0.14	0.15	0.10	0.28	0.34
Net realized and unrealized gains (losses)	(1.90)	1.61	1.74	(5.83)	(0.51)
Net increase (decrease) from operations	(1.76)	1.76	1.84	(5.55)	(0.17)
Dividends from net investment income	(0.14)	(0.11)	(0.21)	(0.22)	(0.35)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.27)	(0.11)	(0.21)	(3.46)	(3.99)
Net asset value, end of year	$12.03	$14.06	$12.41	$10.78	$19.79
Total investment return[3]	(12.35)%	14.22%	17.15%	(21.00)%	(2.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.67%	1.61%	1.62%	1.47%	1.50%
Expenses after fee waivers and/or expense reimbursements by manager	1.67%	1.61%[4]	1.62%	1.47%	1.50%
Net investment income	1.17%	1.08%	0.88%	2.87%	1.49%
Supplemental data:
Net assets, end of year (000's)	$13,835	$17,808	$21,524	$33,069	$31,579
Portfolio turnover	30%	111%	60%	77%	53%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

5  Amount represents less than $0.005 per share.

	Class C
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$12.87	$11.38	$9.90	$18.48	$22.61
Net investment income (loss)[2]	0.02	0.01	(0.00)[5]	0.13	0.08
Net realized and unrealized gains (losses)	(1.72)	1.48	1.58	(5.47)	(0.46)
Net increase (decrease) from operations	(1.70)	1.49	1.58	(5.34)	(0.38)
Dividends from net investment income	—	—	(0.10)	—	(0.11)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.13)	—	(0.10)	(3.24)	(3.75)
Net asset value, end of year	$11.04	$12.87	$11.38	$9.90	$18.48
Total investment return[3]	(13.13)%	13.19%	15.96%	(21.97)%	(3.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.65%	2.58%	2.61%	2.67%	2.60%
Expenses after fee waivers and/or expense reimbursements by manager	2.65%	2.58%[4]	2.61%	2.67%	2.60%
Net investment income (loss)	0.16%	0.11%	(0.01)%	1.35%	0.39%
Supplemental data:
Net assets, end of year (000's)	$2,396	$3,373	$3,682	$3,525	$6,536
Portfolio turnover	30%	111%	60%	77%	53%
	Class P
	Years ended July 31,
	2012	2011[1]	2010	2009	2008
Net asset value, beginning of year	$14.00	$12.36	$10.72	$19.68	$23.84
Net investment income[2]	0.12	0.13	0.09	0.20	0.28
Net realized and unrealized gains (losses)	(1.89)	1.60	1.71	(5.77)	(0.51)
Net increase (decrease) from operations	(1.77)	1.73	1.80	(5.57)	(0.23)
Dividends from net investment income	(0.12)	(0.09)	(0.16)	(0.15)	(0.29)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)
Total dividends and distributions	(0.25)	(0.09)	(0.16)	(3.39)	(3.93)
Net asset value, end of year	$11.98	$14.00	$12.36	$10.72	$19.68
Total investment return[3]	(12.49)%	14.04%	16.85%	(21.42)%	(2.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.88%	1.79%	1.85%	1.97%	1.78%
Expenses after fee waivers and/or expense reimbursements by manager	1.88%	1.79%[4]	1.85%	1.97%	1.78%
Net investment income	0.97%	0.95%	0.78%	2.03%	1.22%
Supplemental data:
Net assets, end of year (000's)	$218,196	$264,991	$232,908	$210,680	$337,958
Portfolio turnover	30%	111%	60%	77%	53%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,
	2012	2011	2010[1]	2009	2008
Net asset value, beginning of year	$6.02	$5.31	$4.86	$7.73	$9.54
Net investment income[2]	0.09	0.09	0.11	0.16	0.19
Net realized and unrealized gains (losses)	0.08	1.01	0.83	(2.97)	(1.70)
Net increase (decrease) from operations	0.17	1.10	0.94	(2.81)	(1.51)
Dividends from net investment income	(0.14)	(0.39)	(0.49)	(0.06)	(0.27)
Distributions from net realized gains	—	—	—	—	(0.03)
Total dividends and distributions	(0.14)	(0.39)	(0.49)	(0.06)	(0.30)
Net asset value, end of year	$6.05	$6.02	$5.31	$4.86	$7.73
Total investment return[3]	3.28%	21.49%	19.70%	(36.25)%	(16.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.69%	1.68%	1.89%	2.06%	1.74%
Expenses after fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.61%	1.54%	2.13%	3.32%	2.10%
Supplemental data:
Net assets, end of year (000's)	$4,838	$4,566	$3,975	$3,238	$6,647
Portfolio turnover	66%	51%	117%	127%	68%

	Class Y
	Years ended July 31,			Period ended July 31,
	2012	2011	2010[1]	2009[4]
Net asset value, beginning of period	$6.05	$5.33	$4.87	$4.35
Net investment income[2]	0.11	0.10	0.12	0.09
Net realized and unrealized gains (losses)	0.07	1.02	0.84	0.43
Net increase from operations	0.18	1.12	0.96	0.52
Dividends from net investment income	(0.15)	(0.40)	(0.50)	—
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.15)	(0.40)	(0.50)	—
Net asset value, end of period	$6.08	$6.05	$5.33	$4.87
Total investment return[3]	3.46%	21.89%	20.15%	11.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.39%	1.34%	1.51%	1.87%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	1.90%	1.74%	2.34%	3.84%[5]
Supplemental data:
Net assets, end of period (000's)	$210	$195	$111	$13
Portfolio turnover	66%	51%	117%	127%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Securities, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

5  Annualized.

	Class C
	Years ended July 31,
	2012	2011	2010[1]	2009	2008
Net asset value, beginning of year	$5.99	$5.29	$4.85	$7.69	$9.49
Net investment income[2]	0.05	0.05	0.07	0.12	0.12
Net realized and unrealized gains (losses)	0.07	1.00	0.82	(2.95)	(1.69)
Net increase (decrease) from operations	0.12	1.05	0.89	(2.83)	(1.57)
Dividends from net investment income	(0.11)	(0.35)	(0.45)	(0.01)	(0.20)
Distributions from net realized gains	—	—	—	—	(0.03)
Total dividends and distributions	(0.11)	(0.35)	(0.45)	(0.01)	(0.23)
Net asset value, end of year	$6.00	$5.99	$5.29	$4.85	$7.69
Total investment return[3]	2.42%	20.51%	18.74%	(36.73)%	(16.84)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.44%	2.45%	2.69%	2.96%	2.68%
Expenses after fee waivers and/or expense reimbursements by manager	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.92%	0.79%	1.37%	2.67%	1.29%
Supplemental data:
Net assets, end of year (000's)	$172	$220	$171	$136	$213
Portfolio turnover	66%	51%	117%	127%	68%

	Class P
	Years ended July 31,
	2012	2011	2010[1]	2009	2008
Net asset value, beginning of period	$6.03	$5.32	$4.86	$7.75	$9.56
Net investment income[2]	0.10	0.10	0.12	0.17	0.21
Net realized and unrealized gains (losses)	0.08	1.01	0.83	(2.97)	(1.71)
Net increase from operations	0.18	1.11	0.95	(2.80)	(1.50)
Dividends from net investment income	(0.15)	(0.40)	(0.49)	(0.09)	(0.28)
Distributions from net realized gains	—	—	—	—	(0.03)
Total dividends and distributions	(0.15)	(0.40)	(0.49)	(0.09)	(0.31)
Net asset value, end of period	$6.06	$6.03	$5.32	$4.86	$7.75
Total investment return[3]	3.47%	21.74%	20.10%	(36.09)%	(16.06)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.65%	1.65%	1.91%	2.17%	1.71%
Expenses after fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.88%	1.77%	2.36%	3.67%	2.38%
Supplemental data:
Net assets, end of period (000's)	$108,101	$101,008	$73,866	$52,925	$70,125
Portfolio turnover	66%	51%	117%	127%	68%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,
	2012[1]	2011[2]	2010	2009[3]	2008[4]
Net asset value, beginning of period	$9.32	$9.16	$8.79	$10.46	$11.27
Net investment income (loss)[5]	(0.02)	(0.00)[6]	0.00[6]	0.06	0.09
Net realized and unrealized gains (losses)	0.05	0.25	0.40	(1.63)	(0.65)
Net increase (decrease) from operations	0.03	0.25	0.40	(1.57)	(0.56)
Dividends from net investment income	—	(0.09)	(0.03)	(0.03)	(0.07)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)
Total dividends and distributions	—	(0.09)	(0.03)	(0.10)	(0.25)
Net asset value, end of period	$9.35	$9.32	$9.16	$8.79	$10.46
Total investment return[8]	0.43%	2.69%	4.41%	(14.95)%	(4.94)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.12%	2.08%	2.06%	2.23%	2.42%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.10%[9]	2.05%	2.00%	2.20%	2.42%[9]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%[9]	1.95%	1.95%	1.95%	1.94%[9]
Net investment income (loss)	(0.23)%	(0.02)%	0.04%	0.69%	0.79%
Supplemental data:
Net assets, end of period (000's)	$43,644	$63,767	$56,772	$65,429	$150,598
Portfolio turnover	242%	295%	244%	423%	389%
	Class Y
	Years ended July 31,				Period ended July 31,
	2012[1]	2011[2]	2010	2009[3]	2008[4,11]
Net asset value, beginning of period	$9.38	$9.19	$8.80	$10.51	$10.52
Net investment income (loss)[5]	0.00[6]	0.02	0.03	0.08	(0.00)[6]
Net realized and unrealized gains (losses)	0.05	0.25	0.40	(1.66)	(0.01)
Net increase (decrease) from operations	0.05	0.27	0.43	(1.58)	(0.01)
Dividends from net investment income	—	(0.08)	(0.04)	(0.06)	—
Distributions from net realized gains	—	—	—	(0.07)	—
Total dividends and distributions	—	(0.08)	(0.04)	(0.13)	—
Net asset value, end of period	$9.43	$9.38	$9.19	$8.80	$10.51
Total investment return[8]	0.64%	2.84%	4.83%	(14.81)%	(0.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.91%	1.85%	1.76%	1.98%	2.69%[12]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.86%[9]	1.80%	1.76%[9]	1.95%	2.52%[12]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[9]	1.70%	1.70%[9]	1.70%	1.70%[12]
Net investment income (loss)	0.00%[7]	0.21%	0.37%	0.95%	(1.77)%[12]
Supplemental data:
Net assets, end of period (000's)	$1,668	$1,565	$1,977	$13,707	$57,552
Portfolio turnover	242%	295%	244%	423%	389%

1  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as a sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio. Analytic Investors, LLC, First Quadrant L.P. and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

4  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Amount represents less than 0.01%.

	Class C
	Years ended July 31,
	2012[1]	2011[2]	2010	2009[3]	2008[4]
Net asset value, beginning of period	$9.13	$8.97	$8.64	$10.34	$11.20
Net investment income (loss)[5]	(0.08)	(0.07)	(0.06)	(0.01)	0.01
Net realized and unrealized gains (losses)	0.04	0.25	0.39	(1.62)	(0.64)
Net increase (decrease) from operations	(0.04)	0.18	0.33	(1.63)	(0.63)
Dividends from net investment income	—	(0.02)	—	—	(0.05)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)
Total dividends and distributions	—	(0.02)	—	(0.07)	(0.23)
Net asset value, end of period	$9.09	$9.13	$8.97	$8.64	$10.34
Total investment return[8]	(0.22)%	1.93%	3.70%	(15.61)%	(5.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.82%	2.78%[10]	2.75%	2.96%	3.16%[10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.78%	2.78%[9,10]	2.75%	2.96%	3.16%[9,10]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.63%	2.68%[9]	2.70%	2.70%	2.67%[9]
Net investment income (loss)	(0.91)%	(0.77)%	(0.72)%	(0.08)%	0.08%
Supplemental data:
Net assets, end of period (000's)	$4,989	$6,479	$6,887	$6,565	$7,921
Portfolio turnover	242%	295%	244%	423%	389%
	Class P
	Years ended July 31,
	2012[1]	2011[2]	2010	2009[3]	2008[4]
Net asset value, beginning of period	$9.36	$9.19	$8.82	$10.51	$11.30
Net investment income (loss)[5]	0.00[6]	0.02	0.03	0.08	0.12
Net realized and unrealized gains (losses)	0.05	0.26	0.40	(1.65)	(0.65)
Net increase (decrease) from operations	0.05	0.28	0.43	(1.57)	(0.53)
Dividends from net investment income	—	(0.11)	(0.06)	(0.05)	(0.08)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)
Total dividends and distributions	—	(0.11)	(0.06)	(0.12)	(0.26)
Net asset value, end of period	$9.41	$9.36	$9.19	$8.82	$10.51
Total investment return[8]	0.64%	2.94%	4.71%	(14.73)%	(4.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.85%	1.81%	1.79%	1.96%	2.13%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.85%[9]	1.80%	1.75%	1.95%	2.13%[9]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.69%[9]	1.70%	1.70%	1.70%	1.68%[9]
Net investment income (loss)	0.02%	0.22%	0.28%	0.93%	1.10%
Supplemental data:
Net assets, end of period (000's)	$449,925	$476,544	$399,477	$356,352	$555,361
Portfolio turnover	242%	295%	244%	423%	389%

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

11  For the period July 23, 2008 (commencement of issuance) through July 31, 2008.

12  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. Prior to March 1, 2012, each Portfolio except PACE Money Market Investments and PACE Global Real Estate Securities Investments offered Class B shares. Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through July 31, 2012 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are

PACE Select Advisors Trust

Notes to financial statements

also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions,

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Notes to financial statements

processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and other instruments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities or instruments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

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Notes to financial statements

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of

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Notes to financial statements

derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value threshholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of July 31, 2012, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2012.

At July 31, 2012, the Portfolios had the following derivatives categorized by underlying risk:

  Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$139,633	$—	$—	$—	$139,633
Options and swaptions purchased	449,658	11,301	—	—	460,959
Forward foreign currency contracts	—	110,068	—	—	110,068
Swap agreements	103,227	—	—	—	103,227
Total value	$692,518	$121,369	$—	$—	$813,887
PACE Strategic Fixed Income Investments
Swaptions purchased	$169,930	$—	$—	$—	$169,930
Forward foreign currency contracts	—	2,350,723	—	—	2,350,723
Swap agreements	7,892,822	—	1,278,408	—	9,171,230
Total value	$8,062,752	$2,350,723	$1,278,408	$—	$11,691,883
PACE International Fixed Income Investments
Futures contracts	$1,225,992	$—	$—	$—	$1,225,992
Forward foreign currency contracts	—	3,834,713	—	—	3,834,713
Total value	$1,225,992	$3,834,713	$—	$—	$5,060,705
PACE High Yield Investments
Forward foreign currency contracts	$—	$1,700	$—	$—	$1,700
Total value	$—	$1,700	$—	$—	$1,700

PACE Select Advisors Trust

Notes to financial statements

  Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Futures contracts	$—	$—	$—	$313,689	$313,689
Forward foreign currency contracts	—	1,416,218	—	—	1,416,218
Total value	$—	$1,416,218	$—	$313,689	$1,729,907
PACE Alternative Strategies Investments
Futures contracts	$2,607,067	$—	$—	$3,578,978	$6,186,045
Options & swaptions purchased	1,530,955	547,047	—	3,258,040	5,336,042
Forward foreign currency contracts	—	4,609,071	—	—	4,609,071
Swap agreements	623,623	—	2,674,753	4,616,118	7,914,494
Total value	$4,761,645	$5,156,118	$2,674,753	$11,453,136	$24,045,652

  Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(373,189)	$—	$—	$—	$(373,189)
Forward foreign currency contracts	—	(158,237)	—	—	(158,237)
Swap agreements	(178,590)	—	(101,886)	—	(280,476)
Written options and swaptions	(836,219)	—	—	—	(836,219)
Total value	$(1,387,998)	$(158,237)	$(101,886)	$—	$(1,648,121)
PACE Strategic Fixed Income Investments
Written swaptions	$(173,505)	$—	$—	$—	$(173,505)
Forward foreign currency contracts	—	(3,661,500)	—	—	(3,661,500)
Swap agreements	(521,154)	—	(1,118,942)	—	(1,640,096)
Total value	$(694,659)	$(3,661,500)	$(1,118,942)	$—	$(5,475,101)
PACE International Fixed Income Investments
Futures contracts	$(2,015,986)	$—	$—	$—	$(2,015,986)
Forward foreign currency contracts	—	(3,002,744)	—	—	(3,002,744)
Total value	$(2,015,986)	$(3,002,744)	$—	$—	$(5,018,730)
PACE High Yield Investments
Futures contracts	$(162,231)	$—	$—	$—	$(162,231)
Forward foreign currency contracts	—	(241,028)	—	—	(241,028)
Total value	$(162,231)	$(241,028)	$—	$—	$(403,259)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(657,256)	$—	$—	$(657,256)
Total value	$—	$(657,256)	$—	$—	$(657,256)

PACE Select Advisors Trust

Notes to financial statements

  Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(192,062)	$—	$—	$(3,921,313)	$(4,113,375)
Written options, swaptions and foreign exchange options	(7,598,958)	(651,633)	—	(1,274,196)	(9,524,787)
Forward foreign currency contracts	—	(8,891,483)	—	—	(8,891,483)
Swap agreements	(1,964,631)	—	(791,035)	(5,410,357)	(8,166,023)
Total value	$(9,755,651)	$(9,543,116)	$(791,035)	$(10,605,866)	$(30,695,668)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements (other than centrally cleared swaps) are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Net realized and unrealized gains (losses) in derivative instruments during the year ended July 31, 2012, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Swaptions purchased[4]	$(57,750)	$—	$—	$—	$(57,750)
Written swaptions	450,845	—	—	—	450,845
Total net realized gain (loss)	$393,095	$—	$—	$—	$393,095
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(4,680,054)	$(27,386)	$—	$—	$(4,707,440)
Options & swaptions purchased[4]	(551,602)	(128,002)	—	—	(679,604)
Forward foreign currency contracts	—	1,476,721	—	—	1,476,721
Swap agreements	(5,050,276)	—	(809,450)	—	(5,859,726)
Written options & swaptions	16,266	38,810	—	—	55,076
Total net realized gain (loss)	$(10,265,666)	$1,360,143	$(809,450)	$—	$(9,714,973)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$314,580	$—	$—	$—	$314,580
Options and swaptions purchased[4]	(56,505)	10,239	—	—	(46,266)
Forward foreign currency contracts	—	(94,942)	—	—	(94,942)
Swap agreements	1,493,090	—	84,368	—	1,577,458
Written options & swaptions	560	—	—	—	560
Total net change in unrealized appreciation/depreciation	$1,751,725	$(84,703)	$84,368	$—	$1,751,390

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased[4]	$58,315	$—	$—	$—	$58,315
Written swaptions	700,042	—	—	—	700,042
Futures contracts	9,722,209	—	—	—	9,722,209
Forward foreign currency contracts	—	5,725,443	—	—	5,725,443
Swap agreements	6,129,793	—	(225,805)	—	5,903,988
Total net realized gain (loss)	$16,610,359	$5,725,443	$(225,805)	$—	$22,109,997
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(4,230,444)	$—	$—	$—	$(4,230,444)
Written swaptions	1,397,768	—	—	—	1,397,768
Options and swaptions purchased[4]	(1,430,779)	—	—	—	(1,430,779)
Forward foreign currency contracts	—	842,066	—	—	842,066
Swap agreements	6,560,912	—	136,536	—	6,697,448
Total net change in unrealized appreciation/depreciation	$2,297,457	$842,066	$136,536	$—	$3,276,059
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$812,262	$—	$—	$—	$812,262
Forward foreign currency contracts	—	(5,747,895)	—	—	(5,747,895)
Total net realized gain (loss)	$812,262	$(5,747,895)	$—	$—	$(4,935,633)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(194,191)	$—	$—	$—	$(194,191)
Forward foreign currency contracts	—	(2,030,515)	—	—	(2,030,515)
Total net change in unrealized appreciation/depreciation	$(194,191)	$(2,030,515)	$—	$—	$(2,224,706)
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(338,489)	$—	$—	$—	$(338,489)
Forward foreign currency contracts	—	4,055,597	—	—	4,055,597
Total net realized gain (loss)	$(338,489)	$4,055,597	$—	$—	$3,717,108
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(162,231)	$—	$—	$—	$(162,231)
Forward foreign currency contracts	—	966,616	—	—	966,616
Total net change in unrealized appreciation/depreciation	$(162,231)	$966,616	$—	$—	$804,385
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$(1,318,396)	$(1,318,396)
Forward foreign currency contracts	—	807,631	—	—	807,631
Total net realized gain (loss)	$—	$807,631	$—	$(1,318,396)	$(510,765)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$421,345	$421,345
Forward foreign currency contracts	—	(204,751)	—	—	(204,751)
Total net change in unrealized appreciation/depreciation	$—	$(204,751)	$—	$421,345	$216,594

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(980,150)	$—	$—	$7,213,433	$6,233,283
Options & swaptions purchased[4]	2,279,937	(1,256,659)	—	(5,275,313)	(4,252,035)
Written options & swaptions	(610,447)	652,535	—	674,385	716,473
Forward foreign currency contracts	—	10,212,093	—	—	10,212,093
Swap agreements	524,809	—	1,039,086	857,360	2,421,255
Total net realized gain (loss)	$1,214,149	$9,607,969	$1,039,086	$3,469,865	$15,331,069
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$4,514,354	$—	$—	$116,725	$4,631,079
Options & swaptions purchased[4]	428,975	374,537	—	(2,129,927)	(1,326,415)
Written options, swaptions and foreign exchange options	(3,777,139)	826,488	—	568,662	(2,381,989)
Forward foreign currency contracts	—	1,351,952	—	—	1,351,952
Swap agreements	(1,992,019)	—	(1,671,687)	84,866	(3,578,840)
Total net change in unrealized appreciation/depreciation	$(825,829)	$2,552,977	$(1,671,687)	$(1,359,674)	$(1,304,213)

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swaps and forward foreign currency contracts.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swaps and forward foreign currency contracts.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations in net realized gains (losses) from foreign currency transactions.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

PACE Select Advisors Trust

Notes to financial statements

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as ordinary income (loss) for income tax reporting purposes by all Portfolios except PACE International Fixed Income Investments and PACE High Yield Investments. These two Portfolios have elected to treat net realized gain (loss) from forward foreign currency contracts as capital gain (loss) for income tax reporting.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

PACE Select Advisors Trust

Notes to financial statements

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

PACE Select Advisors Trust

Notes to financial statements

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2012.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the sale of the treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2012, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

PACE Select Advisors Trust

Notes to financial statements

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2012.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of interest rate swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swaps—Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a

PACE Select Advisors Trust

Notes to financial statements

whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2012 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

PACE Select Advisors Trust

Notes to financial statements

Variance swaps—Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Centrally cleared swaps—Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

PACE Select Advisors Trust

Notes to financial statements

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2012:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%

PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE International Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

PACE High Yield Investments	MacKay Shields LLC	0.350%

PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

PACE Large Co Growth Equity Investments	Delaware Management Company[2] Marsico Capital Management, LLC Roxbury Capital Management, LLC Wellington Management Company, LLP	0.400% up to $200 million 0.350% above $200 million 0.300% 0.250% up to $250 million 0.200% above $250 million 0.300%

PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC Kayne Anderson Rudnick Investment Management, LLC[3] Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% up to $50 million 0.350% above $50 million up to $100 million 0.300% above $100 million 0.400% 0.400%

PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC[4] Palisade Capital Management, LLC[5] Riverbridge Partners, LLC	0.400% 0.400% 0.400%

PACE International Equity Investments J.P. Morgan Investment Management Inc.—International REI segment	J.P. Morgan Investment Management Inc.— EAFE Opportunities segment Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200%
0.350% up to $150 million
0.300% above $150 million
0.350% up to $150 million
0.300% above $150 million
up to $250 million
0.250% above $250 million
up to $350 million
0.200% above $350 million
0.350% up to $150 million
0.300% above $150 million

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE International Emerging Markets Equity Investments	Delaware Management Company Mondrian Investment Partners Ltd. Pzena Investment Management, LLC William Blair & Company L.L.C.	0.600% up to $10 million
0.500% above $10 million
0.650% up to $150 million
0.550% above $150 million
up to $250 million
0.500% above $250 million
0.810% up to $10 million
0.650% above $10 million
up to $50 million
0.590% above $50 million
up to $100 million
0.520% above $100 million
up to $300 million
0.490% above $300 million
0.600% up to $100 million
0.550% above $100 million

PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC	0.420% up to $50 million 0.400% above $50 million 0.400%

PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P.[6] Goldman Sachs Asset Management, L.P.[7] Standard Life investments (Corporate Funds) Limited Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.850%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.700%
0.750% up to $200 million
0.725% above $200 million

1  If the assets under Pzena Investment Management, LLC's ("Pzena") management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Effective January 1, 2012, Delaware Management Company's sub-advisory fee was changed to 0.40% of the fund's average daily net assets that it manages up to and including $200 million and 0.35% of the average daily net assets that it manages above $200 million. Prior to the change, Delaware was paid a flat fee in the amount of 0.40% of the fund's average daily net assets that it manages.

3  Kayne Anderson Rudnick Investment Management, LLC assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective March 6, 2012.

4  Effective December 1, 2011, the sub-advisory fee was decreased to 0.400% of the average daily net assets of the Portfolio that Copper Rock Capital Partners, LLC manages. Previously the sub-advisory fee was 0.450% of the fund's average daily net assets that it manages up to and including $100 million and 0.400% of the average daily net assets that it manages above $100 million.

5  Effective December 1, 2011, the sub-advisory fee was decreased to 0.400% of the average daily net assets of the Portfolio that Palisade Capital Management, LLC manages. Previously the sub-advisory fee was 0.450% of the fund's average daily net assets that it manages up to and including $100 million and 0.400% of the average daily net assets that it manages above $100 million.

6  Effective December 1, 2011, the sub-advisory fee was decreased to 0.85% of the average daily net assets of the Portfolio that First Quadrant L.P. manages. Previously the sub-advisory fee was 0.90% of the average daily net assets of the Portfolio.

7  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. was terminated as a sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs Asset Management, L.P. was transferred to the portion of the Portfolio's assets managed by Standard Life Investments (Corporate Funds) Limited ("SLI"), resulting in SLI managing a larger portion of the Portfolio's assets as a whole.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2012, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(209,979)
PACE Government Securities Fixed Income Investments	273,468
PACE Intermediate Fixed Income Investments	173,680
PACE Strategic Fixed Income Investments	437,828
PACE Municipal Fixed Income Investments	129,457
PACE International Fixed Income Investments	278,990
PACE High Yield Investments	174,641
PACE Large Co Value Equity Investments	726,690
PACE Large Co Growth Equity Investments	736,513
PACE Small/Medium Co Value Equity Investments	225,436
PACE Small/Medium Co Growth Equity Investments	248,390
PACE International Equity Investments	575,592
PACE International Emerging Markets Equity Investments	319,632
PACE Global Real Estate Securities Investments	29,708
PACE Alternative Strategies Investments	614,453

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. Additionally, effective October 1, 2011, UBS Global AM has entered into a written fee waiver agreement with PACE Alternative Strategies Investments under which UBS Global AM is contractually obligated to waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended July 31, 2012, UBS Global AM was contractually obligated to waive $153,746, $282,013 and $211,435 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Alternative Strategies Investments, respectively.

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2012, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,698,994 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2012 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2012, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense

PACE Select Advisors Trust

Notes to financial statements

reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2015, and recoupments for the year ended July 31, 2012, were as follows:

Portfolio	Class A expense cap	Class B1 expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	N/A	0.60%	$1,175,570	$—
PACE Government Securities Fixed Income Investments	1.02%	1.77%	1.52%	0.77%	0.77	308,105	—
PACE Intermediate Fixed Income Investments	0.93	1.68	1.43	0.68	0.68	255,026	—
PACE Strategic Fixed Income Investments	1.06	1.81	1.56	0.81	0.81	98,104	15,652
PACE Municipal Fixed Income Investments	0.93	1.68	1.43	0.68	0.68	117,790	—
PACE International Fixed Income Investments	1.25	2.00	1.75	1.00	1.00	265,900	—
PACE High Yield Investments	1.35	2.10	1.85	1.10	1.10	127,772	1,044
PACE Large Co Value Equity Investments	1.27	2.02	2.02	1.02	1.02	159	—
PACE Large Co Growth Equity Investments	1.30	2.05	2.05	1.05	1.05	808	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	2.16	1.16	1.16	199,473	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	2.13	1.13	1.13	188,640	—
PACE International Equity Investments	1.55	2.30	2.30	1.30	1.30	13	—
PACE International Emerging Markets Equity Investments	2.15	2.90	2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	N/A2	2.20	1.20	1.20	439,577	—
PACE Alternative Strategies Investments	1.95	2.70	2.70	1.70	1.70	98	208,700

1  Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio.

2  PACE Global Real Estate Securities Investments did not offer Class B shares.

At July 31, 2012, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
PACE Money Market Investments	$3,434,525	$1,262,723	$996,232	$1,175,570
PACE Government Securities Fixed Income Investments—Class A	49,726	31,628	12,256	5,842
PACE Government Securities Fixed Income Investments—Class C	26,896	16,083	7,022	3,791
PACE Government Securities Fixed Income Investments—Class Y	123,735	40,800	44,298	38,637
PACE Government Securities Fixed Income Investments—Class P	939,553	379,847	299,909	259,797
PACE Intermediate Fixed Income Investments—Class A	83,878	32,279	24,476	27,123
PACE Intermediate Fixed Income Investments—Class C	8,538	3,445	2,496	2,597
PACE Intermediate Fixed Income Investments—Class Y	5,983	1,293	2,519	2,171
PACE Intermediate Fixed Income Investments—Class P	598,504	197,675	177,770	223,059
PACE Strategic Fixed Income Investments—Class A	19,611	2,835	16,776	—
PACE Strategic Fixed Income Investments—Class Y	8,856	1,522	4,342	2,992
PACE Strategic Fixed Income Investments—Class P	733,835	418,442	220,315	95,078
PACE Municipal Fixed Income Investments—Class A	39,339	17,116	10,357	11,866
PACE Municipal Fixed Income Investments—Class C	9,625	4,247	2,530	2,848
PACE Municipal Fixed Income Investments—Class Y	199	72	69	58

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
PACE Municipal Fixed Income Investments—Class P	$320,024	$116,086	$100,938	$103,000
PACE International Fixed Income Investments—Class Y	6,119	—	3,207	2,912
PACE International Fixed Income Investments—Class P	900,447	388,975	248,516	262,956
PACE High Yield Investments—Class P	420,758	174,480	118,506	127,772
PACE Large Co Growth Equity Investments—Class C	3,365	2,137	538	690
PACE Small/Medium Co Value Equity Investments—Class Y	17	—	—	17
PACE Small/Medium Co Value Equity Investments—Class P	556,162	300,123	56,586	199,453
PACE Small/Medium Co Growth Equity Investments—Class Y	154	—	—	154
PACE Small/Medium Co Growth Equity Investments—Class P	642,882	338,313	116,115	188,454
PACE Global Real Estate Securities Investments—Class A	35,931	15,857	10,103	9,971
PACE Global Real Estate Securities Investments—Class C	1,676	768	492	416
PACE Global Real Estate Securities Investments—Class Y	769	150	234	385
PACE Global Real Estate Securities Investments—Class P	1,302,325	473,034	400,486	428,805
PACE Alternative Strategies Investments—Class A	52,428	36,429	15,999	—
PACE Alternative Strategies Investments—Class Y	991	—	893	98

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

During the year ended July 31, 2012, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$2,255	$196	$—	$7,567
UBS Securities Asia Ltd.	—	—	—	—	1,343	117	401
UBS Securities Australia Ltd.	—	—	—	—	—	65	—
UBS Securities LLC	1,156	3,137	6,903	—	3,432	—	1,033
UBS Securities Pte Ltd.	—	—	—	—	454	—	—

PACE Select Advisors Trust

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio's have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2012, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE International Fixed Income Investments	$37,844
PACE Large Co Value Equity Investments	46,852
PACE Large Co Growth Equity Investments	29,301
PACE Small/Medium Co Value Equity Investments	3,676
PACE Small/Medium Co Growth Equity Investments	27,810
PACE International Equity Investments	38,797
PACE International Emerging Markets Equity Investments	19,366
PACE Global Real Estate Securities Investments	6,026
PACE Alternative Strategies Investments	140,993

During the year ended July 31, 2012, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$262,308,819
PACE Government Securities Fixed Income Investments	3,731,012,075
PACE Intermediate Fixed Income Investments	436,081,826
PACE Strategic Fixed Income Investments	2,774,043,157
PACE International Fixed Income Investments	63,380,815
PACE High Yield Investments	5,379,537
PACE Large Co Growth Equity Investments	4,045,708
PACE Small/Medium Co Growth Equity Investments	1,347,363
PACE Global Real Estate Securities Investments	108,908
PACE Alternative Strategies Investments	103,005,569

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares, pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares, respectively, for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income

PACE Select Advisors Trust

Notes to financial statements

Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

Prior to March 1, 2012, Class B shares paid UBS Global AM (US) monthly service and distribution fees at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of Class B shares. Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio.

At July 31, 2012, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2012, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Government Securities Fixed Income Investments—Class A	$16,745	$4,040
PACE Government Securities Fixed Income Investments—Class C	13,135	—
PACE Intermediate Fixed Income Investments—Class A	7,828	2,048
PACE Intermediate Fixed Income Investments—Class C	2,076	112
PACE Strategic Fixed Income Investments—Class A	18,345	81,204
PACE Strategic Fixed Income Investments—Class C	13,176	3,634
PACE Municipal Fixed Income Investments—Class A	15,149	23,465
PACE Municipal Fixed Income Investments—Class C	8,731	372
PACE International Fixed Income Investments—Class A	17,782	1,578
PACE International Fixed Income Investments—Class C	4,379	75
PACE High Yield Investments—Class A	4,649	47,970
PACE High Yield Investments—Class C	3,637	509
PACE Large Co Value Equity Investments—Class A	28,005	4,731
PACE Large Co Value Equity Investments—Class C	10,556	12
PACE Large Co Growth Equity Investments—Class A	12,615	5,088
PACE Large Co Growth Equity Investments—Class C	3,182	9
PACE Small/Medium Co Value Equity Investments—Class A	5,797	214
PACE Small/Medium Co Value Equity Investments—Class C	3,690	33
PACE Small/Medium Co Growth Equity Investments—Class A	7,844	1,725
PACE Small/Medium Co Growth Equity Investments—Class C	3,027	40
PACE International Equity Investments—Class A	10,822	1,151
PACE International Equity Investments—Class C	2,167	—
PACE International Emerging Markets Equity Investments—Class A	3,685	2,470
PACE International Emerging Markets Equity Investments—Class C	2,029	—
PACE Global Real Estate Securities Investments—Class A	1,016	745
PACE Global Real Estate Securities Investments—Class C	144	—
PACE Alternative Strategies Investments—Class A	9,168	1,093
PACE Alternative Strategies Investments—Class C	4,261	1,287

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$859,259
PACE Government Securities Fixed Income Investments	403,463
PACE Intermediate Fixed Income Investments	218,136
PACE Strategic Fixed Income Investments	549,658
PACE Municipal Fixed Income Investments	92,954
PACE International Fixed Income Investments	544,834
PACE High Yield Investments	288,659
PACE Large Co Value Equity Investments	664,785
PACE Large Co Growth Equity Investments	628,226
PACE Small/Medium Co Value Equity Investments	589,133
PACE Small/Medium Co Growth Equity Investments	590,755
PACE International Equity Investments	595,848
PACE International Emerging Markets Equity Investments	516,270
PACE Global Real Estate Securities Investments	264,822
PACE Alternative Strategies Investments	282,973

For the year ended July 31, 2012, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class B1	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$—	$1,759,815
PACE Government Securities Fixed Income Investments	71,157	74	21,266	85,304	633,335
PACE Intermediate Fixed Income Investments	38,436	88	3,618	2,500	348,023
PACE Strategic Fixed Income Investments	63,859	165	10,902	7,243	921,465
PACE Municipal Fixed Income Investments	24,737	25	5,356	79	143,357
PACE International Fixed Income Investments	93,540	47	6,119	9,754	871,894
PACE High Yield Investments	22,342	—	2,611	314	480,242
PACE Large Co Value Equity Investments	134,469	242	19,356	17,237	1,024,950
PACE Large Co Growth Equity Investments	66,914	156	7,783	14,322	1,026,169
PACE Small/Medium Co Value Equity Investments	37,043	6	5,929	812	982,292
PACE Small/Medium Co Growth Equity Investments	45,018	44	4,784	404	980,879
PACE International Equity Investments	75,161	14	6,438	23,812	965,035
PACE International Emerging Markets Equity Investments	30,300	46	4,412	26,568	864,419
PACE Global Real Estate Securities Investments	10,622	—	449	420	443,940
PACE Alternative Strategies Investments	62,797	—	3,940	2,277	422,434

1  Effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio.

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities

PACE Select Advisors Trust

Notes to financial statements

loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2012, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$1,154,083	1	$38	1.180%
PACE Large Co Growth Equity Investments	1,845,446	2	117	1.143
PACE International Equity Investments	964,549	25	768	1.146
PACE International Emerging Markets Equity Investments	788,902	18	451	1.143
PACE Alternative Strategies Investments	1,655,617	8	421	1.144

Purchases and sales of securities

For the year ended July 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$16,216,539	$22,506,462
PACE Intermediate Fixed Income Investments	198,475,734	312,915,615
PACE Strategic Fixed Income Investments	166,369,156	228,216,782
PACE Municipal Fixed Income Investments	100,051,190	112,984,810
PACE International Fixed Income Investments	206,582,674	238,907,754
PACE High Yield Investments	90,018,932	54,441,377
PACE Large Co Value Equity Investments	691,834,697	751,795,462
PACE Large Co Growth Equity Investments	579,485,042	683,493,563
PACE Small/Medium Co Value Equity Investments	271,972,001	295,690,242
PACE Small/Medium Co Growth Equity Investments	392,683,416	428,480,540
PACE International Equity Investments	344,386,214	361,432,379
PACE International Emerging Markets Equity Investments	78,612,661	96,816,605
PACE Global Real Estate Securities Investments	71,378,442	65,452,028
PACE Alternative Strategies Investments	504,175,646	541,875,454

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$8,777,012,928	$8,957,762,542
PACE Intermediate Fixed Income Investments	1,693,352,803	1,586,487,779
PACE Strategic Fixed Income Investments	1,175,593,869	1,041,380,942
PACE International Fixed Income Investments	3,871,875	3,713,266
PACE Alternative Strategies Investments	309,068,590	323,488,413

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2012, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$138,000
PACE Large Co Growth Equity Investments	54,877
PACE Small/Medium Co Value Equity Investments	100,605
PACE Small/Medium Co Growth Equity Investments	119,109
PACE International Equity Investments	1,094
PACE International Emerging Markets Equity Investments	13,463
PACE Global Real Estate Securities Investments	32,698
PACE Alternative Strategies Investments	2,519

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	541,852	$7,250,046	—	$—	36,589	$490,029
Shares repurchased	(899,944)	(12,042,640)	(537)	(7,158)	(189,458)	(2,536,223)
Shares converted from Class B to Class A	6,909	92,413	(6,905)	(92,413)	—	—
Dividends reinvested	135,054	1,802,479	83	1,104	33,163	442,979
Net decrease	(216,129)	$(2,897,702)	(7,359)	$(98,467)	(119,706)	$(1,603,215)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,052,243	$27,465,488	6,501,814	$87,078,881
Shares repurchased	(1,450,709)	(19,423,689)	(7,982,134)	(106,852,032)
Dividends reinvested	140,972	1,882,183	1,077,442	14,386,370
Net increase (decrease)	742,506	$9,923,982	(402,878)	$(5,386,781)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	322,017	$4,311,205	—	$—	29,388	$398,630
Shares repurchased	(1,323,351)	(17,690,694)	(3,066)	(41,129)	(239,374)	(3,185,094)
Shares converted from Class B to Class A	1,523	20,445	(1,523)	(20,445)	—	—
Dividends reinvested	322,295	4,240,233	532	6,996	87,921	1,156,389
Net decrease	(677,516)	$(9,118,811)	(4,057)	$(54,578)	(122,065)	$(1,630,075)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,549,324	$20,826,642	7,352,916	$98,174,456
Shares repurchased	(1,600,592)	(21,457,841)	(10,351,370)	(138,083,371)
Dividends reinvested	259,880	3,420,694	2,289,948	30,145,254
Net increase (decrease)	208,612	$2,789,495	(708,506)	$(9,763,661)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	237,964	$2,913,176	—	$—	11,501	$139,336
Shares repurchased	(545,140)	(6,667,464)	—	(1)	(36,909)	(450,325)
Shares converted from Class B to Class A	5,969	72,876	(5,959)	(72,876)	—	—
Dividends reinvested	41,090	500,418	27	335	2,747	33,474
Net decrease	(260,117)	$(3,180,994)	(5,932)	$(72,542)	(22,661)	$(277,515)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,345	$40,662	7,486,849	$91,389,020
Shares repurchased	(30,530)	(373,003)	(8,075,913)	(98,640,926)
Dividends reinvested	1,813	22,078	658,312	8,022,093
Net increase (decrease)	(25,372)	$(310,263)	69,248	$770,187

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,507	$2,275,985	584	$7,102	12,230	$148,784
Shares repurchased	(605,032)	(7,266,358)	(3,035)	(36,265)	(117,218)	(1,411,529)
Shares converted from Class B to Class A	4,722	57,226	(4,714)	(57,226)	—	—
Dividends reinvested	52,304	628,474	93	1,115	4,236	50,980
Net decrease	(359,499)	$(4,304,673)	(7,072)	$(85,274)	(100,752)	$(1,211,765)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,306	$112,398	8,314,566	$100,094,760
Shares repurchased	(73,699)	(887,064)	(10,219,923)	(122,770,793)
Dividends reinvested	3,237	38,926	767,677	9,226,178
Net decrease	(61,156)	$(735,740)	(1,137,680)	$(13,449,855)

PACE Select Advisors Trust

Notes to financial statements

PACE Strategic Fixed Income Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,977,049	$44,132,968	2,080	$30,850	607,119	$9,018,069
Shares repurchased	(1,472,506)	(21,949,346)	(1,091)	(16,087)	(145,036)	(2,159,907)
Shares converted from Class B to Class A	17,129	251,984	(17,137)	(251,984)	—	—
Dividends reinvested	218,377	3,201,343	365	5,325	40,704	596,450
Net increase (decrease)	1,740,049	$25,636,949	(15,783)	$(231,896)	502,787	$7,454,612

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	252,622	$3,768,183	8,248,107	$122,125,445
Shares repurchased	(70,778)	(1,043,728)	(10,258,773)	(151,893,792)
Dividends reinvested	11,568	169,610	2,753,875	40,368,164
Net increase	193,412	$2,894,065	743,209	$10,599,817

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,570,957	$22,619,992	257	$3,858	193,006	$2,811,676
Shares repurchased	(1,029,608)	(14,912,964)	(1,523)	(22,298)	(197,671)	(2,847,584)
Shares converted from Class B to Class A	4,421	63,557	(4,422)	(63,557)	—	—
Dividends reinvested	186,281	2,649,058	863	12,261	43,729	621,104
Net increase (decrease)	732,051	$10,419,643	(4,825)	$(69,736)	39,064	$585,196

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,690	$410,410	11,362,544	$163,441,235
Shares repurchased	(58,505)	(842,906)	(10,649,315)	(153,794,110)
Dividends reinvested	12,714	180,892	3,097,600	44,042,780
Net increase (decrease)	(17,101)	$(251,604)	3,810,829	$53,689,905

PACE Select Advisors Trust

Notes to financial statements

PACE Municipal Fixed Income Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,163	$1,504,231	—	$—	55,762	$736,280
Shares repurchased	(603,268)	(8,034,536)	—	—	(134,223)	(1,794,786)
Shares converted from Class B to Class A	3,619	48,732	(3,617)	(48,732)	—	—
Dividends reinvested	109,800	1,463,135	41	542	14,378	191,574
Net decrease	(376,686)	$(5,018,438)	(3,576)	$(48,190)	(64,083)	$(866,932)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,097,227	$41,343,377
Shares repurchased	(236)	(3,099)	(4,152,178)	(55,436,376)
Dividends reinvested	77	1,026	459,174	6,120,548
Net decrease	(159)	$(2,073)	(595,777)	$(7,972,451)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	253,434	$3,257,914	—	$—	83,281	$1,045,044
Shares repurchased	(1,174,212)	(14,955,246)	—	—	(247,223)	(3,135,562)
Shares converted from Class B to Class A	1,257	16,264	(1,256)	(16,264)	—	—
Dividends reinvested	125,625	1,607,082	79	1,011	18,560	237,581
Net decrease	(793,896)	$(10,073,986)	(1,177)	$(15,253)	(145,382)	$(1,852,937)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,069,360	$52,072,473
Shares repurchased	(571)	(7,279)	(4,652,243)	(59,394,004)
Dividends reinvested	99	1,271	513,064	6,562,003
Net decrease	(472)	$(6,008)	(69,819)	$(759,528)

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	210,497	$2,462,979	—	$—	8,007	$94,820
Shares repurchased	(1,101,988)	(12,889,349)	(1,928)	(23,768)	(67,241)	(786,801)
Shares converted from Class B to Class A	10,147	125,729	(10,114)	(125,729)	—	—
Dividends reinvested	428,575	4,864,850	44	499	27,004	306,077
Net decrease	(452,769)	$(5,435,791)	(11,998)	$(148,998)	(32,230)	$(385,904)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,946	$279,191	5,690,319	$66,181,777
Shares repurchased	(56,241)	(651,900)	(7,699,860)	(90,021,197)
Dividends reinvested	29,749	336,958	2,556,453	29,032,086
Net increase (decrease)	(2,546)	$(35,751)	546,912	$5,192,666

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	365,771	$4,327,620	1	$12	76,850	$917,453
Shares repurchased	(1,235,268)	(14,724,825)	—	—	(70,170)	(841,818)
Shares converted from Class B to Class A	2,620	30,425	(2,611)	(30,425)	—	—
Dividends reinvested	164,935	1,961,670	124	1,484	8,805	104,777
Net increase (decrease)	(701,942)	$(8,405,110)	(2,486)	$(28,929)	15,485	$180,412

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,649	$67,459	8,097,069	$96,308,254
Shares repurchased	(111,419)	(1,326,843)	(7,282,606)	(86,688,425)
Dividends reinvested	12,387	146,924	953,184	11,343,898
Net increase (decrease)	(93,383)	$(1,112,460)	1,767,647	$20,963,727

PACE Select Advisors Trust

Notes to financial statements

PACE High Yield Investments
For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	714,335	$7,108,534	232,625	$2,292,062
Shares repurchased	(1,096,847)	(10,789,898)	(42,572)	(421,155)
Dividends reinvested	130,755	1,282,145	19,809	194,544
Net increase (decrease)	(251,757)	$(2,399,219)	209,862	$2,065,451

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,715	$155,987	6,219,652	$61,823,141
Shares repurchased	(343)	(3,306)	(5,373,409)	(53,277,553)
Dividends reinvested	3,859	38,015	1,989,408	19,551,425
Net increase	19,231	$190,696	2,835,651	$28,097,013

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,507,757	$15,845,072	132,012	$1,385,347
Shares repurchased	(465,657)	(4,890,434)	(60,679)	(636,565)
Dividends reinvested	123,200	1,290,852	14,872	155,475
Net increase	1,165,300	$12,245,490	86,205	$904,257

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,520	$374,613	6,780,923	$71,494,173
Shares repurchased	—	—	(5,111,960)	(53,801,895)
Dividends reinvested	565	5,908	1,587,383	16,638,154
Net increase	36,085	$380,521	3,256,346	$34,330,432

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Value Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	254,460	$4,197,390	—	$—	2,455	$40,388
Shares repurchased	(1,316,566)	(21,617,707)	—	—	(152,597)	(2,505,228)
Shares converted from Class B to Class A	5,068	89,275	(5,015)	(89,275)	—	—
Dividends reinvested	101,311	1,559,173	5	75	3,157	48,811
Net decrease	(955,727)	$(15,771,869)	(5,010)	$(89,200)	(146,985)	$(2,416,029)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,125	$654,716	7,958,056	$131,904,695
Shares repurchased	(140,618)	(2,334,544)	(11,111,746)	(184,297,137)
Dividends reinvested	15,657	241,280	939,350	14,428,411
Net decrease	(86,836)	$(1,438,548)	(2,214,340)	$(37,964,031)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,458	$6,280,843	—	$—	4,292	$69,685
Shares repurchased	(1,535,140)	(25,587,664)	(1,541)	(24,132)	(173,217)	(2,887,719)
Shares converted from Class B to Class A	4,634	78,259	(4,607)	(78,259)	—	—
Dividends reinvested	67,781	1,123,133	—	—	—	—
Net decrease	(1,082,267)	$(18,105,429)	(6,148)	$(102,391)	(168,925)	$(2,818,034)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,189	$224,663	10,531,750	$176,737,479
Shares repurchased	(205,734)	(3,442,569)	(12,420,127)	(206,861,690)
Dividends reinvested	11,196	185,748	598,607	9,900,947
Net decrease	(181,349)	$(3,032,158)	(1,289,770)	$(20,223,264)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	198,458	$3,702,773	—	$—	9,496	$158,106
Shares repurchased	(592,527)	(10,831,332)	(119)	(1,917)	(45,115)	(745,843)
Shares converted from Class B to Class A	3,605	68,699	(3,945)	(68,699)	—	—
Net decrease	(390,464)	$(7,059,860)	(4,064)	$(70,616)	(35,619)	$(587,737)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,070	$667,348	6,921,062	$129,951,999
Shares repurchased	(95,328)	(1,830,327)	(10,911,544)	(204,702,386)
Dividends reinvested	1,596	27,666	133,392	2,302,340
Net decrease	(59,662)	$(1,135,313)	(3,857,090)	$(72,448,047)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	368,063	$6,293,081	—	$—	16,815	$267,832
Shares repurchased	(660,165)	(11,692,399)	(789)	(13,566)	(56,460)	(912,011)
Shares converted from Class B to Class A	1,290	22,760	(1,402)	(22,760)	—	—
Net decrease	(290,812)	$(5,376,558)	(2,191)	$(36,326)	(39,645)	$(644,179)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,823	$235,091	9,668,622	$174,042,940
Shares repurchased	(112,418)	(2,031,452)	(12,344,173)	(220,446,389)
Dividends reinvested	1,476	26,597	86,991	1,560,613
Net decrease	(98,119)	$(1,769,764)	(2,588,560)	$(44,842,836)

PACE Select Advisors Trust

Notes to financial statements

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	112,445	$1,771,582	—	$—	2,139	$30,754
Shares repurchased	(366,734)	(5,780,752)	—	—	(42,985)	(617,193)
Shares converted from Class B to Class A	135	2,265	(150)	(2,265)	—	—
Net decrease	(254,154)	$(4,006,905)	(150)	$(2,265)	(40,846)	$(586,439)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,091	$153,021	2,858,900	$46,519,791
Shares repurchased	(4,370)	(70,589)	(4,223,095)	(68,940,740)
Dividends reinvested	13	205	4,583	68,945
Net increase (decrease)	4,734	$82,637	(1,359,612)	$(22,352,004)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	260,606	$4,305,822	—	$—	2,263	$35,547
Shares repurchased	(333,884)	(5,514,100)	—	—	(68,593)	(1,033,795)
Shares converted from Class B to Class A	3,814	59,064	(4,188)	(59,064)	—	—
Net decrease	(69,464)	$(1,149,214)	(4,188)	$(59,064)	(66,330)	$(998,248)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,762	$29,583	3,744,485	$63,666,448
Shares repurchased	(2,277)	(36,808)	(5,218,114)	(87,944,311)
Dividends reinvested	9	159	8,363	141,753
Net decrease	(506)	$(7,066)	(1,465,266)	$(24,136,110)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,934	$1,790,609	—	$—	5,841	$80,254
Shares repurchased	(350,179)	(5,505,977)	(185)	(2,842)	(43,005)	(623,399)
Shares converted from Class B to Class A	555	8,850	(621)	(8,850)	—	—
Net decrease	(235,690)	$(3,706,518)	(806)	$(11,692)	(37,164)	$(543,145)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,813	$148,845	2,762,834	$44,999,817
Shares repurchased	(1,403)	(22,603)	(4,860,046)	(79,230,672)
Net increase (decrease)	7,410	$126,242	(2,097,212)	$(34,230,855)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	314,027	$4,764,920	—	$—	24,821	$350,495
Shares repurchased	(462,972)	(7,121,652)	(7)	(126)	(36,073)	(487,364)
Shares converted from Class B to Class A	543	8,424	(603)	(8,424)	—	—
Net decrease	(148,402)	$(2,348,308)	(610)	$(8,550)	(11,252)	$(136,869)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,139	$32,122	3,937,214	$62,571,970
Shares repurchased	(1,399)	(23,934)	(6,096,566)	(96,219,422)
Net increase (decrease)	740	$8,188	(2,159,352)	$(33,647,452)

PACE International Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	265,875	$3,054,930	—	$—	120	$1,303
Shares repurchased	(978,098)	(11,303,342)	—	—	(53,753)	(613,810)
Shares converted from Class B to Class A	65	807	(63)	(807)	—	—
Dividends reinvested	133,405	1,430,100	—	—	5,005	52,900
Net decrease	(578,753)	$(6,817,505)	(63)	$(807)	(48,628)	$(559,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,952	$1,461,528	9,879,509	$114,863,620
Shares repurchased	(197,012)	(2,321,955)	(12,670,518)	(146,978,081)
Dividends reinvested	51,584	551,438	1,943,009	20,731,907
Net decrease	(20,476)	$(308,989)	(848,000)	$(11,382,554)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	364,568	$4,725,654	—	$—	4,235	$55,191
Shares repurchased	(1,124,903)	(14,576,281)	(876)	(10,940)	(61,106)	(774,473)
Shares converted from Class B to Class A	739	9,579	(736)	(9,579)	—	—
Dividends reinvested	83,851	1,064,071	—	—	2,571	32,114
Net decrease	(675,745)	$(8,776,977)	(1,612)	$(20,519)	(54,300)	$(687,168)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	27,582	$364,308	11,927,604	$155,108,192
Shares repurchased	(487,348)	(6,360,275)	(11,743,974)	(151,687,751)
Dividends reinvested	34,096	431,995	1,109,714	14,037,877
Net increase (decrease)	(425,670)	$(5,563,972)	1,293,344	$17,458,318

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	190,677	$2,302,673	—	$—	4,845	$54,015
Shares repurchased	(380,161)	(4,576,967)	(285)	(3,250)	(52,592)	(596,330)
Shares converted from Class B to Class A	3,283	42,767	(3,481)	(42,767)	—	—
Dividends reinvested	31,760	345,230	18	186	2,787	28,426
Net decrease	(154,441)	$(1,886,297)	(3,748)	$(45,831)	(44,960)	$(513,889)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,814	$1,031,581	3,020,724	$36,893,732
Shares repurchased	(228,576)	(2,799,033)	(4,133,118)	(50,310,338)
Dividends reinvested	28,789	318,402	399,190	4,399,076
Net decrease	(116,973)	$(1,449,050)	(713,204)	$(9,017,530)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	432,002	$5,829,038	—	$—	13,242	$169,950
Shares repurchased	(370,304)	(5,052,285)	(392)	(5,136)	(74,900)	(957,439)
Shares converted from Class B to Class A	1,021	13,911	(1,087)	(13,911)	—	—
Dividends reinvested	10,985	149,945	—	—	—	—
Net increase (decrease)	73,704	$940,609	(1,479)	$(19,047)	(61,658)	$(787,489)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	112,481	$1,534,065	4,268,386	$59,350,642
Shares repurchased	(593,537)	(8,188,910)	(4,306,615)	(59,201,070)
Dividends reinvested	12,721	176,698	120,966	1,674,175
Net increase (decrease)	(468,335)	$(6,478,147)	82,737	$1,823,747

PACE Global Real Estate Securities Investments
For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	179,031	$990,604	197	$1,000
Shares repurchased	(156,603)	(845,069)	(8,938)	(46,853)
Dividends reinvested	19,120	94,455	731	3,595
Net increase (decrease)	41,548	$239,990	(8,010)	$(42,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,072	$43,137	4,082,579	$22,566,270
Shares repurchased	(6,675)	(36,471)	(3,477,922)	(19,181,516)
Dividends reinvested	1,035	5,123	479,928	2,370,844
Net increase	2,432	$11,789	1,084,585	$5,755,598

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,474	$1,051,599	4,228	$24,012
Shares repurchased	(218,850)	(1,275,191)	(1,845)	(11,092)
Dividends reinvested	47,248	256,556	2,033	11,040
Net increase	9,872	$32,964	4,416	$23,960

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,459	$72,352	5,149,263	$29,897,911
Shares repurchased	(3,100)	(18,283)	(3,305,551)	(19,199,030)
Dividends reinvested	2,000	10,900	1,015,251	5,512,810
Net increase	11,359	$64,969	2,858,963	$16,211,691

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	844,797	$7,762,278	31,307	$280,135
Shares repurchased	(3,017,091)	(27,616,717)	(192,537)	(1,723,222)
Net decrease	(2,172,294)	$(19,854,439)	(161,230)	$(1,443,087)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,586	$576,016	8,938,057	$82,818,498
Shares repurchased	(51,519)	(475,444)	(12,052,756)	(111,370,157)
Net increase (decrease)	10,067	$100,572	(3,114,699)	$(28,551,659)

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,255,936	$30,672,672	209,720	$1,928,515
Shares repurchased	(2,675,217)	(25,135,225)	(269,638)	(2,495,833)
Dividends reinvested	58,309	546,937	1,959	18,066
Net increase (decrease)	639,028	$6,084,384	(57,959)	$(549,252)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,635	$269,901	17,084,492	$161,401,010
Shares repurchased	(78,454)	(734,955)	(10,148,149)	(95,676,428)
Dividends reinvested	1,404	13,223	516,866	4,858,539
Net increase (decrease)	(48,415)	$(451,831)	7,453,209	$70,583,121

1  Effective on March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Portfolio.

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2012, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	2012			2011
Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Tax-exempt income	Ordinary income	Long term realized capital gains
PACE Money Market Investments	$—	$41,391	$—	$—	$37,652	$—
PACE Government Securities Fixed Income Investments	—	19,051,510	852,811	—	41,351,427	638,665
PACE Intermediate Fixed Income Investments	—	9,323,608	—	—	10,805,263	—
PACE Strategic Fixed Income Investments	—	37,273,980	9,910,023	—	47,433,092	2,564,462
PACE Municipal Fixed Income Investments	9,257,071	798	—	10,001,108	7,444	—
PACE International Fixed Income Investments	—	37,472,241	—	—	14,720,052	—
PACE High Yield Investments	—	20,081,213	2,458,207	—	17,938,536	1,377,543
PACE Large Co Value Equity Investments	—	17,145,925	—	—	11,781,264	—
PACE Large Co Growth Equity Investments	—	2,437,415	—	—	1,657,698	—
PACE Small/Medium Co Value Equity Investments	—	71,752	—	—	147,333	—
PACE International Equity Investments	—	23,811,826	—	—	16,288,751	—
PACE International Emerging Markets Equity Investments	—	2,537,195	2,730,463	—	2,080,376	—
PACE Global Real Estate Securities Investments	—	2,567,822	—	—	6,036,659	—
PACE Alternative Strategies Investments	—	—	—	—	5,634,308	—

At July 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Money Market Investments	$89	$—	$(257)	$—	$(168)
PACE Government Securities Fixed Income Investments	10,179,819	1,369,490	—	4,357,054	15,906,363
PACE Intermediate Fixed Income Investments	760,620	—	(4,120,964)	10,465,531	7,105,187
PACE Strategic Fixed Income Investments	22,376,083	1,046,537	(114,195)	59,648,505	82,956,930
PACE Municipal Fixed Income Investments	—	841,651	—	26,753,824	27,595,475
PACE International Fixed Income Investments	1,143,814	—	(27,673,545)	20,729,726	(5,800,005)
PACE High Yield Investments	855,004	2,785,638	—	5,847,156	9,487,798
PACE Large Co Value Equity Investments	9,215,754	—	(198,231,157)	27,449,486	(161,565,917)
PACE Large Co Growth Equity Investments	2,455,657	—	(71,438,384)	173,481,382	104,498,655
PACE Small/Medium Co Value Equity Investments	1,158,923	—	(25,977,028)	13,925,027	(10,893,078)
PACE Small/Medium Co Growth Equity Investments	—	1,130,826	(1,229,320)	57,912,043	57,813,549
PACE International Equity Investments	13,561,360	—	(290,060,158)	(42,106,723)	(318,605,521)

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE International Emerging Markets Equity Investments	$2,057,457	—	$(7,260,872)	$(21,286,413)	$(26,489,828)
PACE Global Real Estate Securities Investments	3,121,272	—	(42,515,227)	11,138,887	(28,255,068)
PACE Alternative Strategies Investments	—	—	(105,117,461)	(4,621,022)	(109,738,483)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Post enactment losses incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Net
PACE Money Market Investments	$140	$—	$140
PACE International Fixed Income Investments	562,848	3,079,871	3,642,719
PACE International Equity Investments	9,778,023	7,948,135	17,726,158
PACE International Emerging Markets Equity Investments	2,276,672	—	2,276,672

At July 31, 2012, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Portfolio	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$—	$—	$94	$23	$117
PACE Intermediate Fixed Income Investments	—	—	—	—	—	2,781,410	—	$2,781,410
PACE International Fixed Income Investments	—	—	1,422,528	2,354,563	765,140	7,784,695	—	$12,326,926
PACE Large Co Value Equity Investments	—	—	—	—	—	196,415,105	—	$196,415,105
PACE Large Co Growth Equity Investments	—	—	—	—	—	65,398,756	—	$65,398,756
PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	25,977,028	—	$25,977,028
PACE International Equity Investments	—	—	—	—	42,420,347	214,851,703	—	$257,272,050
PACE Global Real Estate Securities Investments	—	—	—	—	14,806,135	26,828,947	—	$41,635,082
PACE Alternative Strategies Investments	—	—	—	—	16,049,882	88,910,660	—	$104,960,542

PACE Select Advisors Trust

Notes to financial statements

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Intermediate Fixed Income Investments	$8,099,932
PACE Municipal Fixed Income Investments	2,304,884
PACE Large Co Value Equity Investments	41,302,968
PACE Large Co Growth Equity Investments	79,846,501
PACE Small/Medium Co Value Equity Investments	12,383,337
PACE Small/Medium Co Growth Equity Investments	29,263,977
PACE Global Real Estate Securities Investments	459,528
PACE Alternative Strategies Investments	449,479

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2012, the following Portfolios incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
	losses	Short-term	Long-term
PACE Intermediate Fixed Income Investments	—	—	$1,183,477
PACE International Fixed Income Investments	—	$6,645,895	1,115,686
PACE Large Co Value Equity Investments	—	1,816,052	—
PACE Large Co Growth Equity Investments	—	6,039,628	—
PACE Small/Medium Co Growth Equity Investments	$1,229,320	—	—
PACE International Equity Investments	—	10,998,819	4,063,131
PACE International Emerging Markets Equity Investments	—	3,177,820	1,806,380
PACE Global Real Estate Securities Investments	—	880,145	—

At July 31, 2012, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gain/loss	Beneficial interest
PACE Government Securities Fixed Income Investments	$5,562,297	$(5,562,297)	—
PACE Intermediate Fixed Income Investments	1,106,543	(1,106,543)	—
PACE Strategic Fixed Income Investments	8,735,536	(8,735,536)	—
PACE Municipal Fixed Income Investments	69	—	$(69)
PACE International Fixed Income Investments	11,880,654	(11,880,654)	—
PACE High Yield Investments	(6,966)	6,966	—
PACE Small/Medium Co Value Equity Investments	(68,367)	68,367	—
PACE Small/Medium Co Growth Equity Investments	1,260,315	—	(1,260,315)
PACE International Equity Investments	899,514	(899,514)	—
PACE International Emerging Markets Equity Investments	(455,433)	455,433	—
PACE Global Real Estate Securities Investments	1,986,819	(1,986,819)	—
PACE Alternative Strategies Investments	14,202,068	(12,387,656)	(1,814,412)

PACE Select Advisors Trust

Notes to financial statements

These differences are primarily due to the tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

As of and during the year ended July 31, 2012, the Portfolios did not have any liabilities for any uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended July 31, 2012, the Portfolios did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 28, 2012

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2012) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
PACE Large Co Value Equity Investments	100%	—
PACE Large Co Growth Equity Investments	100%	—
PACE Small/Medium Co Value Equity Investments	100%	—
PACE International Equity Investments	—	$934,248
PACE International Emerging Markets Equity Investments	—	$814,941
PACE Global Real Estate Securities Investments	0.06%	—

Also, for the fiscal year ended July 31, 2012, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $12,527,268 and $7,237,605, respectively.

For the period ended July 31, 2012, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$17,145,925
PACE Large Co Growth Equity Investments	2,437,415
PACE Small/Medium Co Value Equity Investments	71,752
PACE International Equity Investments	23,811,826
PACE International Emerging Markets Equity Investments	2,535,026
PACE Global Real Estate Securities Investments	2,567,822

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2013. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approval of investment management and administration agreement and Sub-Advisory agreements (unaudited)

February 2012 Board Meeting

Delaware Management Company

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 14-15, 2012, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Delaware Management Company, a series of Delaware Management Business Trust ("Delaware") (the "Delaware Sub-Advisory Agreement") with respect to PACE Large Co Growth Equity Investments (the "Portfolio"). The board was asked to approve the Delaware Sub-Advisory Agreement as Delaware had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with Delaware be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the Delaware Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Delaware Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by Delaware to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Delaware had served as a sub-advisor to the Portfolio since December 2007 and that no terms of the then-current sub-advisory agreement between Delaware and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes in the services provided by Delaware to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Delaware Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Delaware in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Delaware. The board considered that the compensation to be paid to Delaware would be paid by UBS Global AM, not the Portfolio, and that, accordingly, the continued retention of Delaware would not reduce the fees otherwise incurred by the Portfolio's shareholders, but would increase the amount retained by UBS Global AM after payment of the sub-advisory fee. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Delaware Sub-Advisory Agreement. While not seeking any immediate change in its agreement with UBS Global AM, the board indicated that it would take the change in the sub-advisory fee into consideration when it reviews the performance and contract terms relevant to UBS Global AM.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Delaware were not factors specifically considered by the board in its approval of the Delaware Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for Delaware, other than the reduced sub-advisory fee schedule, were being proposed. The board took note that it would review the Delaware Sub-Advisory Agreement and Delaware again at its July 2012 annual contract renewal reconsideration meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved the proposed Delaware Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Delaware Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approval of investment management and administration agreement (unaudited)

Kayne Anderson Rudnick Investment Management, LLC

Background—At the same meeting the members of the board, including the Independent Trustees considered and approved the proposed sub-advisory agreement between UBS Global AM and Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson") (the "Kayne Anderson Sub-Advisory Agreement") with respect to PACE Small/Medium Co Value Equity Investments (the "Portfolio"). In considering the approval of the Kayne Anderson Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Kayne Anderson as a sub-advisor to the Portfolio.

In its consideration of the approval of the Kayne Anderson Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Kayne Anderson Sub-Advisory Agreement—The board's evaluation of the services to be provided by Kayne Anderson to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Kayne Anderson as an additional sub-advisor to the Portfolio, including its belief that Kayne Anderson's "quality" style, which tends to offer significant downside protection to investors in a negative market return environment, will provide additional diversification and complement the strategies of the incumbent sub-advisors. The board also received materials from Kayne Anderson detailing its investment philosophy and met with representatives of Kayne Anderson, who discussed with the board their investment philosophy and approach and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Kayne Anderson Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Kayne Anderson in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Kayne Anderson. The board noted that the proposed contractual sub-advisory fee rate was generally in line with the sub-advisory fees paid by UBS Global AM to the Portfolio's current sub-advisors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Kayne Anderson Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Kayne Anderson. The board also noted that, as Kayne Anderson would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Kayne Anderson Sub-Advisory Agreement.

Advisor profitability—Profitability of Kayne Anderson or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approval of investment management and administration agreement (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Kayne Anderson—The board was informed by management that Kayne Anderson's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Kayne Anderson would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Kayne Anderson could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Kayne Anderson Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Kayne Anderson Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

* * * *

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

July 2012 Board Meeting

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 17-18, 2012, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with sub-advisors, the sub-advisory agreements for the Portfolios. (Throughout this discussion, each sub-advisor to a Portfolio is referred to as a "Sub-Advisor" and each sub-advisory agreement is referred to as a "Sub-Advisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Sub-Advisors, as well as the management, sub-advisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees, through their designated liaison member, had meetings with management prior to the board meeting to discuss the usefulness of the information provided by management and by Lipper, Inc. ("Lipper") and to discuss areas of particular concern to the board. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Sub-Advisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with sub-advisor(s), sub-advisory services provided by the particular Sub-Advisor during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Sub-Advisors for the Portfolios and reported to the board at each regular meeting on the Sub-Advisors' performance and made recommendations with respect to Sub-Advisor changes from time to time based on the performance of the Sub-Advisors and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Sub-Advisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Sub-Advisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Sub-Advisory Agreements.

Management and sub-advisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive fees as in past years, UBS Global AM also offered specific new waivers or expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, an independent provider of investment company data (the "Expense Group"), and, when appropriate, the board also received comparative data provided by Lipper on a supplemental expense group of sub-advised peers (which may include certain of the sub-advised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

information on fees charged to other mutual funds managed by UBS Global AM. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Sub-Advisors as part of the summary of each Sub-Advisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Sub-Advisory Agreements; however, the board also observed that the compensation paid to a Sub-Advisor is paid by UBS Global AM, not by the particular Portfolio and, accordingly, that the retention of a Sub-Advisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a sub-advisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2012, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing each Portfolio's performance through June 30, 2012. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Sub-Advisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Sub-Advisor, the board also reviewed information with respect to the Sub-Advisor's profitability in providing services to a Portfolio. The board did not consider such Sub-Advisor profitability information highly relevant as the sub-advisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Money Markets Investments. The board also noted that as of April 30, 2012, with the exception of PACE Small/Medium Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a sub-advisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Sub-Advisors—The board was informed by management that the Sub-Advisors' relationships with the sub-advised Portfolios were limited to their provision of sub-advisory services to these Portfolios, and that therefore, management believed that the Sub-Advisors and their affiliates did not receive tangible ancillary benefits as a result of the Sub-Advisors' relationships with the sub-advised Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which would also potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Sub-Advisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Sub-Advisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Sub-Advisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Sub-Advisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance. Lipper quintile placement information is calculated on a share class basis. References to quintile placement appearing below relate to Class A shares, and the board had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Delaware Management Company, Wellington Management Company, LLP, Marsico Capital Management, LLC and Roxbury Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-, three-, five- and ten-year periods and in the fourth quintile since inception. Management noted that the Portfolio's performance was at the median for the one-year period and that the Portfolio has shown consistent long-term performance in the third quintile over the three-, five- and ten-year periods.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fourth quintile and its Actual Management Fee was in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of ten other sub-advised funds, the Portfolio's Actual Management Fee and total expenses were in line with peers.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Pzena Investment Management, LLC, Westwood Management Corp. and Institutional Capital LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods and since inception and in the second quintile for the three- and ten-year periods. Management noted the Portfolio's consistent, strong relative performance within its Large Cap Value classification.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of seven other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in line with peers (all within two basis points (i.e., 0.02%) of the respective median).

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and five-year periods, in the third quintile for the three- and ten-year periods and in the fourth quintile since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC, Systematic Financial Management, L.P. and Kayne Anderson Rudnick Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-, three- and five-year periods and in the fifth quintile for the ten-year period and since inception. Management noted that, overall, the biggest performance detractor was sector allocation, specifically the underweight in utilities and financials, and the overweight in information technology. Management also noted that the Portfolio's performance was affected by the pro-cyclical stance of Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P. It believed the recent addition of Kayne Anderson Rudnick Investment Management, LLC would enhance the Portfolio's diversification.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period and in the fourth quintile for the three-, five- and ten-year periods and since inception. Management noted the Portfolio's improved performance for the one-year period.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and its total expenses were in the third quintile and its Actual Management Fee was in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of six other sub-advised funds, the Portfolio's Contractual Management Fee was in line with peers.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Mondrian Investment Partners Limited, Pzena Investment Management, LLC, Delaware Management Company and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three-year period, in the third quintile for the five-year period and in the fifth quintile for the ten-year period and since inception. Management noted that the Portfolio had strong relative performance during the one-year period, outperforming the benchmark and its Lipper peer group median.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee were in line with the median, and that its total expenses were above the median mostly due to higher custodian fees and other non-management expenses versus the median. Management noted that custody fees are based on the countries in which investments are made and can vary widely and that the Portfolio's non-management expenses may be higher due to the Portfolio's smaller size relative to its peers. Management also noted that, compared to the Supplemental Expense Group, consisting of six other sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee are below and at the median, respectively.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Analytic Investors, LLC, First Quadrant L.P., Wellington Management Company, LLP and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods and since inception and in the second quintile for the three-year period. Management noted that the Portfolio was reclassified by Lipper from the Global Flexible Portfolio fund classification to the Absolute Returns fund classification, which it believes was an appropriate change, and noted that the performance of the Portfolio has improved relative to the new classification.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management provided the boards with information comparing the Portfolio to two funds that it believes are good comparisons to the Portfolio given their complexity and other detailed factors. Referring to the supplemental data, management noted that the Portfolio's management fees and total expenses are in line with the two funds.

In light of the complex strategies employed by the Portfolio, the evolving nature of the alternative investments space and management's agreement to lower the expense cap by seven basis points (i.e., 0.07%) on all share classes, the board determined that the management fee and the sub-advisory fees were reasonable in light of the nature, extent and quality of the services provided to the Portfolio. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with each of CBRE Clarion Securities, LLC and Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period and since inception. Management noted the significant improvement in the Portfolio's performance since last year.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the first quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were less than one basis point (i.e., 0.01%) above the median in the Portfolio's Expense Group. Management noted that, compared to the Supplemental Expense Group, consisting of four other sub-advised funds, the Portfolio's total expenses are at the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period, in the third quintile for the three-year period and in the second quintile for the five- and ten-year periods and since inception. Management noted the Portfolio's favorable long-term performance.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fifth quintile and its Actual Management Fee was in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Recognizing that the sub-advised universe of two funds, including the Portfolio, was of limited utility, management noted that the Portfolio's Actual Management Fee and total expenses were nearly identical to the other sub-advised fund in the peer group. In light of the Portfolio's long-term performance versus its peers and management's agreement to lower the expense cap by five basis points (i.e., 0.05%) on all share classes, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the fourth quintile for the one-year period, in the second quintile for the three-year period and in the first quintile for the five-year period and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management emphasized the exceptional nature and quality of the services provided by MacKay Shields LLC over the longer-term. In light of these considerations and management's agreement to lower the expense cap by seven basis points (i.e., 0.07%) on all share classes, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three- and ten-year periods, in the third quintile for the five-year period and in the fifth quintile since inception.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Recognizing that the Supplemental Expense Group, consisting of two other sub-advised funds, is small and of limited utility, management noted that the Portfolio's Contractual Management Fee and Actual Management Fees are below the respective median and its total expenses are at the median.

PACE International Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and since inception and in the third quintile for the three-, five- and ten-year periods. Management noted that the Portfolio's ranking within the peer group can exhibit sizeable changes due to the small number of peers in this category.

Management and sub-advisory fees and expense ratios—Lipper requires a minimum of six funds for a quintile ranking. Because the expense peer group consists of five funds, including the Portfolio, a quintile ranking was not provided. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were only 0.08% and 0.007% above the median, respectively, while the Portfolio's Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management also noted that, compared to the Supplemental Expense Group, consisting of two other sub-advised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses are at or below the median.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-, three- and five-year periods and in the fourth quintile for the ten-year period and since inception. Management noted the Portfolio's consistent relative performance over time.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. In light of management's agreement to lower the expense cap by three basis points (i.e., 0.03%) on all share classes, the board determined that the management fee and the sub-advisory fees were satisfactory.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and sub-advisory agreements (unaudited)

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio continues to perform extremely well, ranking in the first quintile for all time periods in the Lipper Intermediate Investment-Grade Debt classification. For the one-year period ended April 30, 2012, the Portfolio ranked in the top two percent, for the three-year period it ranked in the top six percent and for the five-year period it ranked in the top two percent.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that a similarly managed fund has a management fee in line with that of the Portfolio. Taking into consideration, among other things, the excellent and consistent performance of the Portfolio, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year.

PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and ten-year periods and since inception, in the fourth quintile for the three-year period and in the third quintile for the five-year period.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Sub-Advisory Agreement or Sub-Advisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Sub-Advisors, the Sub-Advisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the sub-advised Portfolios, the Sub-Advisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Sub-Advisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Interested Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 56	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Trustees:

Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 65 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health agency) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 53 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 39	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2012. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

Money Market Funds

PACE® Money Market Investments

Annual Report
July 31, 2012

PACE Money Market Investments

September 14, 2012

Dear Shareholder,

Performance

For the 12 months ended July 31, 2012, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97% after the deduction of the maximum PACE program fee, for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

The pace of the US economy's growth decelerated during the reporting period. Looking back, the Commerce Department reported 2.5% gross domestic product ("GDP") growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.7%1 in the first and second quarters, respectively, of 2012.

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1 Based on the Commerce Department's most recent estimate announced on August 29, 2012, after the Portfolios' fiscal period had ended.

1

PACE Money Market Investments

On several occasions, the Federal Reserve Board (the "Fed") acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In an attempt to stimulate the economy and keep longer term interest rates low, the Fed also announced its plan to purchase $400 billion of longer term Treasury securities and sell an equal amount of shorter term Treasury securities by June 2012 (dubbed "Operation Twist"). At its June meeting, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing ("QE3"), saying on August 1, 2012 it would "provide additional accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability."

The Portfolio's yield remained low given the Federal Reserve Board's decision to maintain the federal funds rate at a historically low range. (The federal funds rate, or "fed funds" rate, is the rate banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities, which the Portfolio invests in, remained extremely low. In turn, this kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM) throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 47 days. Given the challenges associated with Standard & Poor's August 2011 downgrade of US sovereign debt, the ongoing European sovereign debt crisis and other macro issues, a key strategy for the Fund was maintaining ample liquidity. One way we accomplished this was by reducing the Portfolio's WAM to 31 days by the end of the period. We also proactively reduced the Portfolio's exposure to European banks and their durations.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The

2

PACE Money Market Investments

Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we increased the Portfolio's allocation to commercial paper and modestly added to its exposure to short-term corporate obligations. In contrast, we reduced the Portfolio's allocations to US government and agency obligations and certificates of deposit. We also slightly pared its exposures to repurchase agreements and bank notes. Bank notes were a 0.8% weight on July 31, 2011 and were cut to a 0% weight as of July 31, 2012. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.).

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/12

	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.84%	1.61%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(1.16)%	(0.40)%
Lipper Money Market Funds median	0.01%	0.86%	1.54%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2012, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.08)%; 10-year period, (0.39)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2012 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (1.65)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (3.65)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1 The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2012 to July 31, 2012.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2012	Ending account value July 31, 2012	Expenses paid during period[1] 02/01/12- 07/31/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.92	0.96	0.19

1 Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/12
Net assets (mm)	$337.1
Number of holdings	79
Weighted average maturity	31 days
Portfolio composition[1]	07/31/12
Commercial paper	56.8%
Repurchase agreements	19.6
US government and agency obligations	13.4
Certificates of deposit	8.0
Short-term corporate obligations	2.3
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	07/31/12
Repurchase agreement with Deutsche Bank Securities, Inc., 0.180% due 08/01/12	11.9%
Repurchase agreement with Barclays Capital, Inc., 0.170% due 08/01/12	7.4
US Treasury Notes, 0.375% due 09/30/12	3.0
Federal Home Loan Bank, 0.230% due 08/03/12	2.2
Gotham Funding Corp., 0.200% due 08/01/12	1.8
BNP Paribas Finance, 0.190% due 08/07/12	1.8
PNC Bank N.A., 0.250% due 11/06/12	1.8
US Treasury Notes, 1.375% due 02/15/13	1.5
US Treasury Notes, 1.375% due 11/15/12	1.5
Toronto-Dominion Bank, 0.170% due 08/24/12	1.5
Total	34.4%

1 Weightings represent percentages of the Portfolio's net assets as of July 31, 2012. The Portfolio is actively managed and its composition will vary over time.

7

PACE Money Market Investments

Statement of net assets—July 31, 2012

Security description	Face amount	Value
US government and agency obligations—13.37%
Federal Home Loan Bank
0.330%, due 08/01/12[1]	$1,500,000	$1,500,000
0.120%, due 08/03/12[2]	5,000,000	4,999,967
0.230%, due 08/03/12[2]	7,500,000	7,499,904
0.120%, due 09/19/12[2]	5,000,000	4,999,183
Federal Home Loan Mortgage Corp.
0.196%, due 08/06/12*,[1]	3,000,000	2,999,074
US Treasury Notes
0.375%, due 09/30/12	10,000,000	10,004,095
1.375%, due 11/15/12	5,000,000	5,017,799
1.375%, due 02/15/13	5,000,000	5,032,269
1.750%, due 04/15/13	2,000,000	2,021,612
0.625%, due 04/30/13	1,000,000	1,003,088
Total US government and agency obligations (cost—$45,076,991)		45,076,991
Certificates of deposit—8.01%
Banking-non-US—7.42%
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 10/09/12	3,000,000	3,000,000
Credit Suisse
0.330%, due 09/07/12	3,000,000	3,000,000
Mizuho Corporate Bank Ltd.
0.190%, due 08/08/12	4,000,000	4,000,000
Norinchunkin Bank
0.170%, due 08/06/12	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp.
0.190%, due 08/16/12	5,000,000	5,000,000
Toronto-Dominion Bank
0.170%, due 08/24/12	5,000,000	5,000,000
		25,000,000
Banking-US—0.59%
State Street Bank & Trust Co.
0.220%, due 09/26/12	2,000,000	2,000,000
Total certificates of deposit (cost—$27,000,000)		27,000,000

8

PACE Money Market Investments

Statement of net assets—July 31, 2012

Security description	Face amount	Value
Commercial paper[2]—56.84%
Asset backed-banking US—2.97%
Atlantis One Funding
0.400%, due 08/10/12	$4,000,000	$3,999,600
0.210%, due 08/15/12	3,000,000	2,999,755
0.230%, due 09/10/12	3,000,000	2,999,233
		9,998,588
Asset backed-miscellaneous—22.88%
Bryant Park Funding LLC
0.180%, due 08/09/12	4,000,000	3,999,840
0.180%, due 08/20/12	2,000,000	1,999,810
Chariot Funding LLC
0.170%, due 08/08/12	5,000,000	4,999,835
0.180%, due 08/08/12	5,000,000	4,999,825
FCAR Owner Trust
0.320%, due 09/04/12	5,000,000	4,998,489
Gotham Funding Corp.
0.200%, due 08/01/12	6,000,000	6,000,000
Jupiter Securitization Co. LLC
0.180%, due 08/03/12	5,000,000	4,999,950
Liberty Street Funding LLC
0.180%, due 08/06/12	5,000,000	4,999,875
Market Street Funding LLC
0.230%, due 08/16/12	4,531,000	4,530,566
0.220%, due 10/24/12	3,000,000	2,998,460
Old Line Funding Corp.
0.350%, due 01/15/13	3,250,000	3,244,723
Regency Markets No.1 LLC
0.230%, due 08/13/12	1,000,000	999,923
0.210%, due 08/20/12	5,000,000	4,999,446
0.210%, due 08/28/12	3,000,000	2,999,527
Salisbury Receivables Co. LLC
0.200%, due 08/10/12	5,000,000	4,999,750
0.220%, due 08/15/12	2,000,000	1,999,829
Sheffield Receivables Corp.
0.250%, due 09/24/12	5,000,000	4,998,125

9

PACE Money Market Investments

Statement of net assets—July 31, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Victory Receivables Corp.
0.200%, due 08/08/12	$3,000,000	$2,999,883
0.200%, due 08/09/12	2,000,000	1,999,911
0.230%, due 08/17/12	2,000,000	1,999,796
0.250%, due 08/27/12	1,359,000	1,358,755
		77,126,318
Banking-non-US—9.05%
Caisse Centrale Desjardins
0.175%, due 08/09/12	4,000,000	3,999,845
0.175%, due 08/13/12	3,000,000	2,999,825
0.180%, due 08/22/12	1,000,000	999,895
0.210%, due 09/12/12	2,000,000	1,999,510
DBS Bank Ltd.
0.240%, due 08/28/12	3,000,000	2,999,460
Mizuho Funding LLC
0.220%, due 08/07/12	4,000,000	3,999,853
Oversea-Chinese Banking Corp Ltd.
0.200%, due 08/03/12	3,000,000	2,999,967
0.220%, due 08/09/12	3,000,000	2,999,853
0.200%, due 09/12/12	4,000,000	3,999,067
Skandinaviska Enskilda Banken AB
0.375%, due 10/16/12	3,500,000	3,497,229
		30,494,504
Banking-US—15.13%
Barclays US Funding Corp.
0.140%, due 08/01/12	5,000,000	5,000,000
BNP Paribas Finance
0.190%, due 08/07/12	6,000,000	5,999,810
Deutsche Bank Financial LLC
0.170%, due 08/06/12	2,000,000	1,999,953
0.210%, due 08/13/12	3,000,000	2,999,790
ING (US) Funding LLC
0.250%, due 08/14/12	5,000,000	4,999,549
0.200%, due 08/16/12	2,000,000	1,999,833
0.230%, due 08/28/12	3,000,000	2,999,483

10

PACE Money Market Investments

Statement of net assets—July 31, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
JPMorgan Chase & Co.
0.310%, due 12/24/12	$3,000,000	$2,996,254
Natixis US Finance Co. LLC
0.210%, due 08/01/12	4,000,000	4,000,000
PNC Bank N.A.
0.250%, due 11/06/12	6,000,000	5,995,958
Societe Generale N.A., Inc.
0.180%, due 08/01/12	4,000,000	4,000,000
State Street Corp.
0.220%, due 09/07/12	5,000,000	4,998,869
Toronto-Dominion Holdings USA, Inc.
0.200%, due 09/07/12	2,000,000	1,999,589
0.220%, due 09/17/12	1,000,000	999,713
		50,988,801
Beverage/bottling—0.44%
Coca-Cola Co.
0.190%, due 09/11/12	1,500,000	1,499,675
Finance-captive automotive—2.07%
Toyota Motor Credit Corp.
0.200%, due 08/17/12	3,000,000	2,999,733
0.250%, due 01/22/13	4,000,000	3,995,167
		6,994,900
Finance-noncaptive diversified—1.78%
General Electric Capital Corp.
0.290%, due 10/09/12	2,000,000	1,998,888
0.350%, due 10/15/12	4,000,000	3,997,084
		5,995,972
Insurance-life—2.52%
Massachusetts Mutual Life Insurance Co.
0.160%, due 08/20/12	3,500,000	3,499,704
MetLife Short Term Funding LLC
0.190%, due 09/17/12	5,000,000	4,998,760
		8,498,464
Total commercial paper (cost—$191,597,222)		191,597,222

11

PACE Money Market Investments

Statement of net assets—July 31, 2012

Security description	Face amount	Value
Short-term corporate obligations—2.30%
Banking-non-US—1.26%
Royal Bank of Canada
0.618%, due 09/10/12[1]	$1,750,000	$1,752,069
Svenska Handelsbanken
0.508%, due 09/07/12[1,3]	2,500,000	2,500,000
		4,252,069
Banking-US—0.44%
JPMorgan Chase Bank N.A.
0.498%, due 09/10/12[1]	1,500,000	1,500,000
Finance-noncaptive diversified—0.60%
General Electric Capital Corp.
5.250%, due 10/19/12	2,000,000	2,020,882
Total short-term corporate obligations (cost—$7,772,951)		7,772,951
Repurchase agreements—19.57%
Repurchase agreement dated 07/31/12 with Barclays Capital, Inc., 0.170% due 08/01/12, collateralized by $22,564,100 US Treasury Notes, 2.750% due 02/15/19; (value—$25,500,068); proceeds: $25,000,118	25,000,000	25,000,000
Repurchase agreement dated 07/31/12 with Deutsche Bank Securities, Inc., 0.180% due 08/01/12, collateralized by $52,063,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 07/15/32 and $13,849,000 Federal National Mortgage Association obligations, 0.500% due 10/30/14; (value—$40,800,771); proceeds: $40,000,200	40,000,000	40,000,000
Repurchase agreement dated 07/31/12 with State Street Bank & Trust Co., 0.010% due 08/01/12, collateralized by $920,846 US Treasury Notes, 2.375% due 02/28/15; (value—$979,938); proceeds: $960,000	960,000	960,000
Total repurchase agreements (cost—$65,960,000)		65,960,000
Total investments (cost—$337,407,164 which approximates cost for federal income tax purposes) — 100.09%		337,407,164
Liabilities in excess of other assets—(0.09)%		(316,119)
Net assets (applicable to 337,092,852 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$337,091,045

12

PACE Money Market Investments

Statement of net assets—July 31, 2012

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/11	Purchases during the year ended 7/31/12	Sales during the year ended 7/31/12	Value at 7/31/12	Net income earned from affiliate for the year ended 7/31/12
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$1

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$45,076,991	$—	$45,076,991
Certificates of deposit	—	27,000,000	—	27,000,000
Commercial paper	—	191,597,222	—	191,597,222
Short-term corporate obligations	—	7,772,951	—	7,772,951
Repurchase agreements	—	65,960,000	—	65,960,000
Total	$—	$337,407,164	$—	$337,407,164

At July 31, 2012, there were no transfers between Level 1 and Level 2.

13

PACE Money Market Investments

Statement of net assets—July 31, 2012

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	80.2%
Japan	8.3
Canada	5.0
Singapore	3.8
Sweden	1.8
Switzerland	0.9
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.74% of net assets as of July 31, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements
14

PACE Money Market Investments

Statement of operations

For the year ended July 31, 2012
Investment income:
Interest	$816,286
Securities lending income (includes $1 earned from an affiliated entity)	62
816,348
Expenses:
Transfer agency and related services fees	1,759,815
Investment management and administration fees	1,443,175
Reports and notices to shareholders	176,355
Professional fees	119,342
Custody and accounting fees	49,350
State registration fees	45,706
Trustees' fees	21,672
Insurance expense	3,946
Other expenses	30,160
3,649,521
Fee waivers and/or expense reimbursements by investment manager and administrator	(2,874,564)
Net expenses	774,957
Net investment income	41,391
Net realized gain	496
Net increase in net assets resulting from operations	$41,887

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of changes in net assets

	For the year ended July 31,
	2012	2011
From operations:
Net investment income	$41,391	$36,263
Net realized gains (losses)	496	(659)
Net increase in net assets resulting from operations	41,887	35,604
Dividends and distributions to shareholders from:
Net investment income	(41,391)	(36,263)
Net realized gains	—	(1,389)
	(41,391)	(37,652)
From beneficial interest transactions:
Net decrease in net assets from beneficial interest transactions	(28,753,080)	(20,371,521)
Net decrease in net assets	(28,752,584)	(20,373,569)
Net assets:
Beginning of year	365,843,629	386,217,198
End of year	$337,091,045	$365,843,629
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
16

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended July 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.008	0.033
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.81%	3.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.89%	0.88%	0.90%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements by manager	0.19%	0.25%	0.27%	0.59%	0.60%
Net investment income	0.01%	0.01%	0.01%	0.78%	3.27%
Supplemental data:
Net assets, end of year (000's)	$337,091	$365,844	$386,217	$529,959	$523,243

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
17

PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

18

PACE Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

In May 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and

19

PACE Money Market Investments

Notes to financial statements

disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011.

In December 2011, FASB issued ASU No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its

20

PACE Money Market Investments

Notes to financial statements

regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal

21

PACE Money Market Investments

Notes to financial statements

income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2012, the Portfolio is owed $209,979 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 28, 2012 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

22

PACE Money Market Investments

Notes to financial statements

At July 31, 2012, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
$3,434,525	$1,262,723	$996,232	$1,175,570

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2012, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,698,994 for that purpose.

For the year ended July 31, 2012, UBS Global AM waived fees/reimbursed expenses, in total, of $2,874,564.

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from

23

PACE Money Market Investments

Notes to financial statements

time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2012, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $262,308,819. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the year ended July 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $859,259 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

24

PACE Money Market Investments

Notes to financial statements

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2012, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At July 31, 2012, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,181,445
Dividends payable to shareholders	1,349
Other accrued expenses*	485,419

*  Excludes investment management and administration fees.

At July 31, 2012, the components of net assets were as follows:

Accumulated paid in capital	$337,092,562
Accumulated net realized gain (loss)	(1,517)
Net assets	$337,091,045

25

PACE Money Market Investments

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the year ended July 31, 2012	For the year ended July 31, 2011
Shares sold	494,925,726	359,119,509
Shares repurchased	(523,702,775)	(379,510,934)
Dividends reinvested	23,969	19,904
Net decrease in shares outstanding	(28,753,080)	(20,371,521)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2012 and July 31, 2011 was ordinary income.

At July 31, 2012, the components of accumulated earnings on a tax basis were undistributed ordinary income of $89 and accumulated capital and other losses of $(257).

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act,

26

PACE Money Market Investments

Notes to financial statements

the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At July 31, 2012, the Portfolio had post-enactment short-term capital loss carryforwards of $140 and the following pre-enactment capital loss carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

As of and during the year ended July 31, 2012, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2012, the Portfolio did not incur any interest or penalties related to uncertain tax positions.

Each of the tax years in the four year period ended July 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statement of net assets of PACE Money Market Investments (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PACE Money Market Investments at July 31, 2012, the results of its

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PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 28, 2012

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PACE Money Market Investments

General information (Unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/ usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 17-18, 2012, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives as the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees, through their designated liaison member, had meetings with management prior to the board meeting to discuss the usefulness of the information provided by management and by Lipper, Inc. ("Lipper") and to discuss areas of particular concern to the board. The Independent Trustees also met in executive session to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolio and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had

32

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 28, 2012 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.)

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS Global AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2012 and (b) annualized performance information for each year in the ten-year period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

throughout the year at periodic intervals with respect to the Portfolio's performance. The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and ten-year periods and since inception, in the fourth quintile for the three-year period and in the third quintile for the five-year period. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.)

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

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Supplemental information (unaudited)

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PACE Money Market Investments

Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 56	Trustee	Since 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 65 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization), and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 53 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

44

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Supplemental information (unaudited)

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Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) prior to which he was an executive director (since 2007) and head of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010)(prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 39	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010)(prior to which he was an executive director)(since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2012. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2012 and July 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $927,150 and $894,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2012 and July 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $75,156 and $42,000, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) review of the consolidated 2011, 2010 and 2009 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2012 and July 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $296,050 and $280,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2012 and July 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to E&Y, for the fiscal year ended July 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)          For the fiscal years ended July 31, 2012 and July 31, 2011, the aggregate fees billed by E&Y of $2,123,155 and $386,425, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$371,206	$322,050
Non-Covered Services	1,751,949	64,375

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 8, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 8, 2012